UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22542

SSGA ACTIVE TRUST

(Exact name of registrant as specified in charter)

One Iron Street, Boston, Massachusetts 02210

(Address of principal executive offices) (zip code)

Joshua A. Weinberg, Esq.

Managing Director and Managing Counsel

c/o SSGA Funds Management, Inc.

One Iron Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Copy to:

W. John McGuire, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Shareholders.

Annual Report

June 30, 2018

SSGA Active Trust

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

NOTES TO PERFORMANCE SUMMARY (UNAUDITED)

The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.

The Bloomberg Barclays U.S. Government Inflation-linked Bond Index includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity on index rebalancing date, with an issue size equal to or in excess of $500 million. Bonds must be capital-indexed and linked to an eligible inflation index. The securities must be denominated in U.S. Dollars and pay coupon and principal in U.S. Dollars. The notional coupon of a bond must be fixed or zero. Bonds must settle on or before the index rebalancing date.

The DBIQ Optimum Yield Diversified Commodity Index Excess Return employs a rule based approach when it rolls from one futures contract to another for each commodity in the index. DBLCI Diversified Index represents 14 commodities drawn from the Energy, Precious Metals, Industrial Metals and Agriculture sectors.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the large and mid-cap equity market performance of developed markets.

The Bloomberg Barclays Long Government/Credit Index measures the investment return of all medium and larger public issues of U.S. Treasury, agency, investment-grade corporate, and investment-grade international dollar-denominated bonds with maturities longer than 10 years. The average maturity is approximately 20 years

The MSCI ACWI IMI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the combined equity market performance of developed and emerging markets. The Index covers approximately 99% of the global equity markets.

The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.

The Bloomberg Barclays US Treasury Bellwether 3 Month Index is a benchmark tracking the performance and attributes of the on-the-run U.S. Treasury that reflects the most recently issued three month security.

The S&P 500 Index is composed of five hundred (500) selected stocks, all of which are listed on national stock exchanges and spans over 25 separate industry groups.

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

1

SPDR SSGA MULTI-ASSET REAL RETURN ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Multi-Asset Real Return ETF (the “Fund”)* seeks to achieve real return consisting of capital appreciation and current income. The Fund’s primary benchmark is the Bloomberg Barclays U.S. Government Inflation-linked Bond Index (the “Index”).

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 13.26%, and the Index was 2.26%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The allocations to commodities, broad global natural resource equities, along with targeted holdings within the U.S. energy sector and reduced exposure to global inflation linked bonds were the primary drivers of Fund performance during the Reporting Period relative to the Index. At the beginning of the Reporting Period through the end of 2017, commodities faced bouts of increased volatility, but ultimately generated positive returns. Base metals companies surged on better fundamentals coming from resilient Chinese demand. Energy rallied from bear market territory, buoyed by continued cooperation to comply with production limits among OPEC and other large crude oil exporting countries, coupled with incidental supply disruptions, which contributed to a nascent rebalancing of global oil inventories supporting prices. This, combined with supportive global macroeconomic factors, provided a stimulus for global natural resource equities, especially for the companies in the energy sector and metals and mining industry. As the calendar turned to 2018, the synchronized global growth narrative, combined with an uptick in inflation expectations, was in place. Energy commodities gained further momentum and returns marched higher, but the supportive risk backdrop changed and increased volatility across assets took hold. During January of 2018, crude oils hit their highest levels since 2014. While the global supply glut of oil continued to rebalance and declined to just over its 5 year historical averages, concerns shifted to meeting projected global demand. Energy companies took a divergent path from the underlying commodities during the brief market correction, but retraced the path to achieve new highs for the period in May. At the same time, heightened geopolitical tensions were stoked by U.S. threats of tariffs and other protectionist trade policies with China and other countries. By the end of the second quarter of 2018, this began to have an adverse impact on the industrial metals and agricultural commodities which spilled over to pressure associated companies. Despite fits of geopolitical tensions, the Reporting Period in its entirety was characterized by improving global economic activity and rising realized and expected inflation, which offered tailwinds to real asset classes and the Fund more broadly.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were SPDR S&P Global Natural Resources ETF (GNR), PowerShares DB Commodity Index Tracking Fund (DBC), SPDR S&P Energy Select Sector ETF (XLE), and SPDR S&P Metals & Mining ETF (XME). The holdings with the lowest contribution to the Fund’s performance on an absolute basis were SPDR S&P Global Infrastructure ETF (GII), SPDR FTSE International Government Inflation-Protected Bond ETF (WIP), and SPDR Bloomberg Barclays TIPS ETF (IPE).

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SPDR SSGA Multi-Asset Real Return Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

2

SPDR SSGA MULTI-ASSET REAL RETURN ETF —

PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Government Inflation- linked Bond Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Government Inflation- linked Bond Index
ONE YEAR (1)	13.25%	13.22%	2.26%	13.25%	13.22%	2.26%
FIVE YEARS (1)	5.76%	5.63%	9.38%	1.13%	1.10%	1.81%
SINCE INCEPTION (1) (2)	0.42%	0.33%	5.44%	0.07%	0.05%	0.86%

(1)

The One Year, Five Year and Since Inception Cumulative Total Returns for the Fund’s secondary benchmark, DBIQ Optimum Yield Diversified Commodity Index Excess Return, were 21.92%, –26.69% and –33.73%, respectively. The One Year, Five Year and Since Inception Average Annual Total Returns for the Fund’s secondary benchmark, DBIQ Optimum Yield Diversified Commodity Index Excess Return, were 21.92%, –6.02% and –6.44%, respectively.

(2)	For the period April 25, 2012 to June 30, 2017.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
SPDR S&P Global Natural Resources ETF	26.1%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	23.3
SPDR Bloomberg Barclays TIPS ETF	14.7
SPDR S&P Global Infrastructure ETF	7.4
SPDR FTSE International Government Inflation-Protected Bond ETF	6.0
TOTAL	77.5%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Asset Allocation as of June 30, 2018

% of Net Assets
Natural Resources	39.0%
Commodities	23.3
Inflation Linked	14.7
Real Estate	9.6
International Equity	7.4
International Fixed Income	6.0
Short Term Investments	5.5
Liabilities in Excess of Other Assets	(5.5)
TOTAL	100.0%

(The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR SSGA Multi-Asset Real Return ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

3

SPDR SSGA INCOME ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Income Allocation ETF (the “Fund”) seeks to provide total return by focusing on investments in income and yield-generating assets. The Fund’s primary benchmark is the MSCI World Index (the “Index”).*

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 3.34%, and the Index was 11.09%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Investments in global fixed income asset classes, dividend-focused equity instruments and other interest rate sensitive markets such as infrastructure and REITs were primary drivers of Fund performance during the Reporting Period relative to the Index. Allocations to global fixed income asset classes detracted from the Fund’s performance relative to the Index as interest rates generally rose during the Reporting Period while global equity markets advanced. Rising interest rates, which negatively impact bond prices, were driven in part by gradually tightening Federal Reserve monetary policy, a pick-up in inflation and oil prices as well as stimulative fiscal policy in the form of increased government spending and the passage of the Tax Cuts and Jobs Act in the United States in late 2017. Dividend-focused equities, infrastructure and REITs all share similarities in that they historically typically exhibit greater sensitivity to interest rates than other equity markets. During the Reporting Period, these assets detracted from the Fund’s performance as they underperformed when compared against a broader equity benchmark such as the Index. The allocations to interest rate sensitive asset classes did help to mitigate the Fund’s volatility during the Reporting Period, although there were some market periods (as occurred in February 2018) where rising inflation concerns and a dramatic increase in the VIX Index hurt equities, fixed income and hybrid asset classes.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR S&P Dividend ETF (SDY), the SPDR Bloomberg Barclays Convertible Securities ETF (CWB) and the Technology Select Sector SPDR Fund (XLK). The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Bloomberg Barclays Emerging Market Local Bond ETF (EBND), the SPDR Portfolio Long Term Corporate Bond ETF (SPLB) and the Industrial Select Sector SPDR Fund (XLI).

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA Income Allocation Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

4

SPDR SSGA INCOME ALLOCATION ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Index	Net Asset Value	Market Value	MSCI World Index
ONE YEAR (1)	3.34%	3.29%	11.09%	3.34%	3.29%	11.09%
FIVE YEARS (1)	27.99%	27.95%	60.61%	5.06%	5.05%	9.94%
SINCE INCEPTION (2)	34.54%	34.49%	84.19%	4.92%	4.91%	10.39%

(1)

The One Year, Five Year and Since Inception Cumulative Total Returns for the Fund’s secondary benchmark, Bloomberg Barclays US Long Government/Credit Bond Index, were –0.78%, 28.26% and 27.94%, respectively. The One Year, Five Year and Since Inception Average Annual Total Returns for the Fund’s secondary benchmark, Bloomberg Barclays US Long Government/Credit Bond Index, were –0.78%, 5.1% and 4.07%, respectively.

(2)	For the period April 25, 2012 to June 30, 2018.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
SPDR S&P Dividend ETF	15.0%
SPDR Portfolio Long Term Corporate Bond ETF	10.2
SPDR Bloomberg Barclays High Yield Bond ETF	9.0
SPDR S&P International Dividend ETF	8.9
SPDR Portfolio Long Term Treasury ETF	7.2
TOTAL	50.3%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Asset Allocation as of June 30, 2018

% of Net Assets
Domestic Fixed Income	34.5%
Domestic Equity	24.0
International Equity	22.8
Real Estate	6.6
Inflation Linked	5.1
International Fixed Income	5.0
Natural Resources	2.0
Short Term Investments	13.2
Liabilities in Excess of Other Assets	(13.2)
TOTAL	100.0%

(The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR SSGA Income Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

5

SPDR SSGA GLOBAL ALLOCATION ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Global Allocation ETF (the “Fund”) seeks to provide capital appreciation. The Fund’s primary benchmark is the MSCI ACWI IMI Index (the “Index”).*

The 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 8.46%, and the Index was 11.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Investments in global fixed income asset classes, other interest rate sensitive markets, such as emerging market debt and REITs, as well as allocations within U.S. equities were primary drivers of Fund performance during the Reporting Period relative to the Index. Allocations to global fixed income asset classes detracted from the Fund’s performance relative to the index as interest rates generally rose during the Reporting Period, while global equity markets advanced. Rising interest rates, which negatively impact bond prices, were driven in part by gradually tightening Federal Reserve monetary policy, a pick-up in inflation and oil prices, as well as stimulative fiscal policy in the form of increased government spending and the passage of the Tax Cuts and Jobs Act in late 2017. Emerging market debt and REITs share some similarities in that they typically exhibit greater sensitivity to interest rates as the relative attractiveness of their respective income streams deteriorates and funding concerns may arise. During the Reporting Period, these assets detracted from the Fund’s performance as they underperformed when compared against the broader equity market. The allocations to interest rate sensitive asset classes did help to mitigate the Fund’s volatility during the Reporting Period, although there were some market periods (such as February 2018) where rising inflation concerns and a dramatic increase in the VIX Index hurt equities, fixed income and hybrid asset classes. Allocations within U.S. equities contributed to favorable performance as compared to the Index as domestic equities were supported by stronger earnings and economic growth than many international markets. Within the portfolio, allocations to small cap U.S. stocks and technology stocks, in particular, benefited the performance of the Fund.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR S&P 500 ETF Trust (SPY), the SPDR Portfolio Developed World ex-US ETF (SPDW) and the Technology Select SPDR Fund (XLK). The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were the SPDR Bloomberg Barclays International Corporate Bond ETF (IBND), the Industrial Select Sector SPDR Fund (XLI) and the SPDR Portfolio Long Term Treasury ETF (SPTL).

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA Global Allocation Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

6

SPDR SSGA GLOBAL ALLOCATION ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI ACWI IMI Index	Net Asset Value	Market Value	MSCI ACWI IMI Index
ONE YEAR (1)	8.46%	8.54%	11.14%	8.46%	8.54%	11.14%
FIVE YEARS (1)	38.30%	38.45%	58.12%	6.70%	6.72%	9.60%
SINCE INCEPTION (2)	49.23%	49.39%	78.05%	6.69%	6.71%	9.78%

(1)

The One Year, Five Year and Since Inception Cumulative Total Returns for the Fund’s secondary benchmark, Bloomberg Barclays US Aggregate Bond Index, were –0.40%, 11.89% and 12.44%, respectively. The One Year, Five Year and Since Inception Average Annual Total Returns for the Fund’s secondary benchmark, Bloomberg Barclays US Aggregate Bond Index, were –0.40%, 2.27% and 1.92%, respectively.

(2)	For the period April 25, 2012 to June 30, 2018.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
SPDR S&P 500 ETF Trust	25.1%
SPDR Portfolio Developed World ex-US ETF	18.6
SPDR Portfolio Emerging Markets ETF	7.8
SPDR Bloomberg Barclays TIPS ETF	5.2
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	5.1
TOTAL	61.8%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Asset Allocation as of June 30, 2018

% of Net Assets
Domestic Equity	34.0%
International Equity	31.2
Domestic Fixed Income	10.3
Inflation Linked	5.2
Commodities	5.1
International Fixed Income	3.1
Natural Resources	2.0
Real Estate	1.0
Short Term Investments	11.4
Liabilities in Excess of Other Assets	(3.3)
TOTAL	100.0%

(The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR SSGA Global Allocation ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.35%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

7

SPDR SSGA ULTRA SHORT TERM BOND ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR SSGA Ultra Short Term Bond ETF (the “Fund”) seeks to provide current income consistent with preservation of capital and daily liquidity through short duration high quality investments. The Fund’s benchmark is the Bloomberg Barclays US Treasury Bellwether 3 Month Index (the “Index”).*

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 1.60%, and the Index was 1.37%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund outperformed the Index during the Reporting Period primarily due to the yield advantage that the Fund enjoyed. The Fund maintained its exposure to short corporate bonds and Asset Backed Securities (ABS) that traded at a significant spread to the 3 month T-Bill benchmark. Additionally, the Fund continued to invest the majority of its assets in floating rate securities which allowed the Fund to avoid the negative price impacts from higher short term rates while benefitting from a steady rise in coupon levels on its holdings. The Fund maintained a duration measure of approximately .25 years and a Weighted Average Life measure in the 1.35-1.5 year range for the majority of the Reporting Period.

The Federal Open Market Committee (FOMC) continued to raise rates during the Reporting Period as the economy continued to show strength with low unemployment and a steady but manageable uptick in inflation. The FOMC raised rates by 0.25% at the December 2017, March 2018 and June 2018 meetings as was widely expected. This brought the Fed Funds target range from 1 – 1.25% to 1.75 – 2.0% during the course of the year. The Fund’s exposure to both 1 and 3 month Libor indexes on its floating rate holdings captured these moves through steadily increasing coupon resets. In fact, 3 month Libor increased by more than 1.0% during the Reporting Period. 3 month Libor traded at a historically wide spread to both Fed Funds and Treasury Bills during the early part of 2018. After reaching a level of 0.18% in November 2017, 3 month Libor’s spread to 3 month T-Bill yields moved to approximately 0.30% by calendar year end and to 0.62% by early April 2018. The Libor spike versus all other short term benchmark rates was attributable to a large increase in US T-Bill issuance which crowded out credit investors and a lack of buying from investors who would normally be investing their offshore cash balances but were now busy repatriating their cash after the favorable tax law changes. Regardless of the reasons, the spike higher in Libor levels benefitted the Fund due to its holdings of floating rate securities benchmarked to Libor (approximately 68.5% as of June 30, 2018).

Credit spreads on most portfolio holdings were little changed during the Reporting Period overall. Generally speaking, spreads narrowed throughout the second half of 2017 and into early February. Spreads then moved wider during February and March of 2018, ultimately bringing them back to roughly where they began the Reporting Period.

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA Ultra Short Term Bond Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

8

SPDR SSGA ULTRA SHORT TERM BOND ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays US Treasury Bellwether 3 Month Index	Net Asset Value	Market Value	Bloomberg Barclays US Treasury Bellwether 3 Month Index
ONE YEAR	1.60%	1.55%	1.37%	1.60%	1.55%	1.37%
SINCE INCEPTION (1)	4.51%	4.57%	2.19%	0.94%	0.95%	0.46%

(1)	For the period October 9, 2013 to June 30, 2018.

Comparison of Change in Value of a $10,000 Investment (Based on Net Asset Value)

Line graph is based on cumulative total return.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
Citibank Credit Card Issuance Trust ABS 1.74% 1/19/2021	2.8%
JPMorgan Chase & Co. 3.42% 6/7/2021	2.0
Drive Auto Receivables Trust ABS 2.64% 9/15/2020	2.0
BMW Vehicle Lease Trust ABS 1.51% 6/20/2019	2.0
Treasury Notes 1.25% 6/30/2019	1.9
TOTAL	10.7%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Asset Allocation as of June 30, 2018

% of Net Assets
Corporate Bonds & Notes	62.9%
Asset-Backed Securities	24.3
U.S. Treasury Obligations	5.5
Foreign Government Obligations	0.5
Short-Term Investment	8.0
Liabilities in Excess of Other Assets	(1.2)
TOTAL	100.0%

(The Fund’s asset allocation is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR SSGA Ultra Short Term Bond ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.20%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

9

SPDR MFS SYSTEMATIC CORE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Core Equity ETF’s (the “Fund”) investment objective is to seek capital appreciation. The Fund’s benchmark is the S&P 500 Index (the “Index”).*

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 12.36% and the Index was 14.37%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the Reporting Period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations more in line with long-term averages. The rise in volatility did not disrupt the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the Reporting Period, the U.S. Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the U.S., eurozone and Japan remained above potential, although inflation remained contained, particularly outside the U.S. Late in the Reporting Period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the Reporting Period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the Reporting Period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the Reporting Period, but they remained low by historical standards, while yields in many developed markets fell during the Reporting Period. Credit spreads remained relatively tight but widened modestly late in the Reporting Period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the Reporting Period’s second half. International trade negotiations took a number of unpredictable swings late in the Reporting Period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

Security selection among financial services, health care and leisure companies detracted from performance relative to the Index. Within the financial services sector, the Fund’s holdings of real estate services provider Realogy held back relative returns. The Fund’s overweight position in insurance company Prudential Financial also hurt relative performance. Within the health care sector, overweighting biopharmaceutical company Celgene hampered relative results. Among leisure companies, the Fund’s overweight holdings of cable services provider Comcast and not owning strong-performing internet TV show and movie subscription services provider Netflix further detracted from relative performance.

Elsewhere, the Fund’s overweight positions in tobacco company Philip Morris International, travel related services provider Booking Holdings and diversified technology products and services company International Business Machines all held back relative performance. The Fund’s underweight holdings of strong-performing software giant Microsoft and Netflix further hampered relative results.

Security selection among industrial goods & services, utilities & communications, and energy companies contributed positively to relative performance. Among industrial goods & services companies, the Fund’s overweight position in aerospace company Boeing and avoiding poor-performing diversified industrial conglomerate General Electric aided relative results. Among utilities & communications companies, avoiding telecommunication services provider AT&T bolstered relative performance. Among energy companies, an overweight position in independent oil refiner Valero Energy further added to relative returns.

In other sectors, overweight positions in software company Adobe Systems, multinational retailer Best Buy, real estate investment trust Host Hotels & Resorts, railroad and freight transportation services provider Union Pacific, internet security services provider VeriSign and open source software services provider Red Hat all contributed to relative performance.

10

SPDR MFS SYSTEMATIC CORE EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Valero Energy Corporation, Boeing Company and Adobe Systems, Inc. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Realogy Holdings Corporation, Prudential Financial, Inc., and Philip Morris International, Inc.

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA MFS Systematic Core Equity Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

11

SPDR MFS SYSTEMATIC CORE EQUITY ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	S&P 500 Index	Net Asset Value	Market Value	S&P 500 Index
ONE YEAR	12.36%	12.49%	14.37%	12.36%	12.49%	14.37%
SINCE INCEPTION (1)	68.79%	68.83%	62.26%	12.40%	12.41%	11.43%

(1)	For the period January 8, 2014 to June 30, 2018.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
Facebook, Inc.	5.4%
Microsoft Corp.	4.9
Boeing Co.	3.9
JPMorgan Chase & Co.	3.7
Express Scripts Holding Co.	3.6
TOTAL	21.5%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of June 30, 2018

% of Net Assets
Internet Software & Services	10.0%
Software	8.8
Pharmaceuticals	7.9
Insurance	6.2
Equity Real Estate Investment Trusts (REITs)	5.9
Oil, Gas & Consumable Fuels	5.1
Computers & Peripherals	4.8
Health Care Providers & Services	4.8
IT Services	4.5
Commercial Banks	4.5
Aerospace & Defense	3.9
Machinery	3.2
Independent Power Producers & Energy Traders	3.2
Electric Utilities	3.0
Hotels, Restaurants & Leisure	3.0
Food Products	2.6
Road & Rail	2.5
Tobacco	2.4
Media	2.4
Food & Staples Retailing	2.3
Beverages	1.7
Internet & Catalog Retail	1.3
Consumer Finance	1.1
Semiconductors & Semiconductor Equipment	1.1
Biotechnology	0.9
Specialty Retail	0.7
Household Products	0.6
Chemicals	0.6
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MFS Systematic Core Equity ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.60%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

12

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Growth Equity ETF’s (the “Fund”) investment objective is to seek capital appreciation. The Fund’s benchmark is the Russell 1000 Growth Index (the “Index”).*

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 14.71%, and the Index was 22.51%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the Reporting Period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations more in line with long-term averages., The rise in volatility did not disrupt the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the Reporting Period, the U.S. Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above potential, although inflation remained contained, particularly outside the U.S. Late in the Reporting Period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the Reporting Period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the Reporting Period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the Reporting Period, but they remained low by historical standards, while yields in many developed markets fell during the Reporting Period. Credit spreads remained relatively tight but widened modestly late in the Reporting Period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the Reporting Period’s second half. International trade negotiations took a number of unpredictable swings late in the Reporting Period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

Security selection among both the technology and financial services companies negatively impacted performance relative to the Index during the Reporting Period. Among technology companies, the Fund’s underweight position in shares of software giant Microsoft, as well as overweight positions in shares of enterprise software products maker Oracle, diversified technology products and services company IBM and computer hard drive maker Western Digital, hurt relative returns. Among financial services companies, holding shares of insurance company Prudential Financial further weighed on relative performance as the stock lagged the benchmark over the course of the Reporting Period.

Stock selection and, to a lesser extent, an overweight position among leisure companies also weighed on relative results. Among these companies, not holding shares of strong-performing internet TV show and movie subscription services provider Netflix and an overweight position in poor-performing cable services provider Charter Communications dampened relative returns.

An underweight position among strong-performing retailing companies further diminished relative returns. The Fund’s underweight position in shares of internet retailer Amazon.com hindered relative returns as the stock outpaced the benchmark during the Reporting Period.

Other stocks that detracted from relative performance included the Fund’s overweight positions in health services and information technology company McKesson and tobacco company Philip Morris International.

Strong security selection among industrial goods & services, auto and housing companies lifted relative performance to the Index over the Reporting Period. Among industrial goods & services companies, the Fund’s overweight positions in aerospace company Boeing, construction and mining equipment manufacturer Caterpillar and equipment rental company United Rentals buoyed relative returns. Within the auto and housing companies, overweighting shares of automotive seating and electrical distribution systems manufacturer Lear helped relative results as the stock outpaced the benchmark during the Reporting Period.

13

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

The Fund’s underweight position among basic materials companies further benefited relative returns. Not holding shares of poor-performing diversified technology company 3M aided relative results.

Elsewhere, the Fund’s overweight positions in game developer Take-Two Interactive and software company Adobe Systems, as well as the timing of the Fund’s ownership in shares of multinational retailer Best Buy, Medicaid-related solutions provider Molina Healthcare and real estate investment trust Extra Space Storage, contributed positively to relative results.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Facebook, Inc., Take-Two Interactive Software, Inc. and Adobe Systems, Inc. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were McKesson Corporation, Philip Morris International, Inc. and Comcast Corp.

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA MFS Systematic Growth Equity Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

14

SPDR MFS SYSTEMATIC GROWTH EQUITY ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Russell 1000 Growth Index	Net Asset Value	Market Value	Russell 1000 Growth Index
ONE YEAR	14.71%	14.11%	22.51%	14.71%	14.11%	22.51%
SINCE INCEPTION (1)	78.35%	77.71%	79.85%	13.80%	13.71%	14.02%

(1)	For the period January 8, 2014 to June 30, 2018.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
Facebook, Inc.	6.8%
Boeing Co.	4.4
Amazon.com, Inc.	4.2
Apple, Inc.	3.9
Adobe Systems, Inc.	3.8
TOTAL	23.1%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of June 30, 2018

% of Net Assets
Software	11.5%
Internet Software & Services	10.3
Health Care Providers & Services	10.2
Internet & Catalog Retail	7.7
Technology Hardware, Storage & Peripherals	6.9
IT Services	6.4
Machinery	4.5
Aerospace & Defense	4.4
Equity Real Estate Investment Trusts (REITS)	4.3
Pharmaceuticals	3.7
Hotels, Restaurants & Leisure	3.7
Biotechnology	3.6
Specialty Retail	3.2
Tobacco	3.1
Insurance	2.9
Independent Power Producers & Energy Traders	2.3
Chemicals	2.2
Trading Companies & Distributors	1.9
Semiconductors & Semiconductor Equipment	1.9
Consumer Finance	1.4
Food Products	1.2
Road & Rail	0.8
Household Durables	0.7
Health Care Equipment & Supplies	0.2
Short-Term Investment	0.9
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MFS Systematic Growth Equity ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.60%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

15

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

The SPDR MFS Systematic Value Equity ETF’s (the “Fund”) investment objective is to seek capital appreciation. The Fund’s benchmark is the Russell 1000 Value Index (the “Index”).*

For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 13.82%, and the Index was 6.77%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Despite continued solid global economic growth, financial markets were buffeted by increased volatility late in the Reporting Period. The increase in volatility dented what appeared to have been high levels of investor confidence, leading to a correction in elevated valuations more in line with long-term. The rise in volatility did not disrupt the synchronized upturn in growth, although developed markets and China showed signs of a modest slowdown in the expansion’s pace during the first half of 2018.

During the Reporting Period, the U.S. Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above potential, although inflation remained contained, particularly outside the U.S. Late in the Reporting Period, the European Central Bank announced that it would end its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates until after the summer of 2019. Both the Bank of England (“BOE”) and the Bank of Canada raised rates during the Reporting Period, the BOE for the first time in a decade. The European political backdrop became a bit more volatile late in the Reporting Period, spurred by a chaotic process which resulted in the formation of an anti-establishment coalition government in Italy.

Bond yields rose in the U.S. during the Reporting Period, but they remained low by historical standards, while yields in many developed markets fell during the Reporting Period. Credit spreads remained relatively tight but widened modestly late in the Reporting Period as market volatility increased. Increasing concern over growing global trade friction risks appeared to have weighed on business sentiment during the Reporting Period’s second half. International trade negotiations took a number of unpredictable swings late in the Reporting Period, with investors largely taking a wait-and-see approach while ignoring mostly individual actions and counteractions.

Security selection among technology and energy companies contributed to performance relative to the Index. Among technology companies, an overweight position in enterprise storage and data management software company Netapp bolstered relative results. Among energy companies, overweight positions in independent oil refiner Valero Energy, oil and gas exploration & production company Anadarko Petroleum and fuel refiner Phillips 66 further supported relative returns.

Elsewhere, not holding a position in diversified industrial conglomerate General Electric, and overweight positions in multinational retailer Best Buy, freight hauling railroad company Union Pacific Corp, utility services holding company Exelon Corp, information technology company DXC Technology and health and well-being company Humana, aided relative performance. In addition, security selection in the consumer staples sector also added to relative performance.

Security selection among leisure companies hindered relative performance led by the Fund’s overweight position in cruise line operator Royal Caribbean Cruises.

Individual stocks that held back relative returns included overweight positions in health services and information technology company McKesson, utility company PG&E, insurance company Prudential Financial, manufacturer, and distributor of engines, filtration, and power generation products Cummins, estate services provider Realogy, utility company PPL and insurance company MetLife. Additionally, the timing of the fund’s ownership in shares of hospital operator HCA Healthcare and not holding shares of strong-performing integrated energy company Chevron further weakened relative results.

On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Valero Energy Corporation, Netapp, Inc. and Intel Corp. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were McKesson Corporation, PG&E Corporation, and Prudential Financial Inc.

16

SPDR MFS SYSTEMATIC VALUE EQUITY ETF —

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONTINUED)

* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the SSGA MFS Systematic Core Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

17

SPDR MFS SYSTEMATIC VALUE EQUITY ETF — PERFORMANCE SUMMARY AND PORTFOLIO STATISTICS (UNAUDITED)

Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Russell 1000 Value Index	Net Asset Value	Market Value	Russell 1000 Value Index
ONE YEAR	13.82%	14.21%	6.77%	13.82%	14.21%	6.77%
SINCE INCEPTION (1)	59.77%	60.15%	43.45%	11.03%	11.09%	8.40%

(1)	For the period January 8, 2014 to June 30, 2018.

Top Five Holdings as of June 30, 2018

Description	% of Net Assets
JPMorgan Chase & Co.	4.5%
Bank of America Corp.	4.2
Exelon Corp.	3.7
Valero Energy Corp.	3.6
NRG Energy, Inc.	3.2
TOTAL	19.2%

(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)

Industry Breakdown as of June 30, 2018

% of Net Assets
Oil, Gas & Consumable Fuels	10.6%
Commercial Banks	9.7
Equity Real Estate Investment Trusts (REITs)	7.5
Health Care Providers & Services	7.3
Pharmaceuticals	6.6
Insurance	6.1
Electric Utilities	4.6
Consumer Finance	4.5
Independent Power Producers & Energy Traders	4.5
Electrical Equipment	4.3
Hotels, Restaurants & Leisure	3.9
Food Products	3.6
Machinery	2.9
IT Services	2.7
Road & Rail	2.5
Tobacco	2.5
Semiconductors & Semiconductor Equipment	2.5
Chemicals	2.3
Communications Equipment	2.1
Computers & Peripherals	1.9
Automobiles	1.7
Specialty Retail	0.9
Beverages	0.9
Multiline Retail	0.8
Diversified Telecommunication Services	0.8
Health Care Equipment & Supplies	0.7
Household Durables	0.7
Short-Term Investment	0.8
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(The Fund’s industry breakdown is expressed as a percentage of net assets and may change over time.)

The total expense ratio for SPDR MFS Systematic Value Equity ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.60%.

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See “Notes to Performance Summary” on page 1 for more information.

18

SPDR SSGA Multi-Asset Real Return ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 100.0%
COMMODITIES — 23.3%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (a)	1,817,463	$33,550,367

INFLATION LINKED — 14.7%
SPDR Bloomberg Barclays TIPS ETF (b)	381,395	21,178,864

INTERNATIONAL EQUITY — 7.4%
SPDR S&P Global Infrastructure ETF (a) (b)	214,010	10,552,534

INTERNATIONAL FIXED INCOME — 6.0%
SPDR FTSE International Government Inflation-Protected Bond ETF (b)	160,079	8,682,685

NATURAL RESOURCES — 39.0%
Invesco Global Agriculture ETF	107,408	2,896,794
SPDR S&P Global Natural Resources ETF (b)	748,533	37,486,532
SPDR S&P Metals & Mining ETF (a) (b)	153,827	5,456,244
SPDR S&P Oil & Gas Equipment & Services ETF (a) (b)	172,636	2,927,906
The Energy Select Sector SPDR Fund (b)	95,071	7,219,692

		55,987,168

REAL ESTATE — 9.6%
SPDR Dow Jones International Real Estate ETF (a) (b)	219,619	8,595,887
SPDR Dow Jones REIT ETF (a) (b)	55,830	5,245,787

		13,841,674

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $139,805,459)		143,793,292

SHORT-TERM INVESTMENTS — 5.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (c) (d)	12,678	$12,678
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	7,809,131	7,809,131

TOTAL SHORT-TERM INVESTMENTS (Cost $7,821,809)		7,821,809

TOTAL INVESTMENTS — 105.5% (Cost $147,627,268)		151,615,101
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.5)%		(7,873,127)

NET ASSETS — 100.0%		$143,741,974

(a)	All or a portion of the shares of the security are on loan at June 30, 2018.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at June 30, 2018.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2018.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Commodities	$33,550,367	$—	$—	$33,550,367
Inflation Linked	21,178,864	—	—	21,178,864
International Equity	10,552,534	—	—	10,552,534
International Fixed Income	8,682,685	—	—	8,682,685
Natural Resources	55,987,168	—	—	55,987,168
Real Estate	13,841,674	—	—	13,841,674
Short-Term Investments	7,821,809	—	—	7,821,809

TOTAL INVESTMENTS	$151,615,101	$—	$—	$151,615,101

See accompanying notes to financial statements.

19

SPDR SSGA Multi-Asset Real Return ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
SPDR Bloomberg Barclays TIPS ETF	—	$—	$22,900,018	$1,368,779	$9,392	$(361,767)	381,395	$21,178,864	$135,366	$—
SPDR FTSE International Government Inflation-Protected Bond ETF	—	—	9,683,741	565,642	5,075	(440,489)	160,079	8,682,685	58,885	—
SPDR Dow Jones International Real Estate ETF	—	—	9,338,720	557,812	31,443	(216,464)	219,619	8,595,887	81,089	—
SPDR Dow Jones REIT ETF	—	—	5,078,091	455,987	43,739	579,944	55,830	5,245,787	48,460	—
SPDR S&P Global Infrastructure ETF	—	—	13,525,706	3,087,205	(92,333)	206,366	214,010	10,552,534	184,091	—
SPDR S&P Global Natural Resources ETF	—	—	37,555,770	3,502,625	358,510	3,074,877	748,533	37,486,532	465,499	—
SPDR S&P Metals & Mining ETF	—	—	6,808,933	2,220,501	97,160	770,652	153,827	5,456,244	59,117	—
SPDR S&P Oil & Gas Equipment & Services ETF	—	—	3,708,004	627,053	(53,388)	(99,657)	172,636	2,927,906	5,067	—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	1,522,553	1,509,875	—	—	12,678	12,678	1,321	—
State Street Navigator Securities Lending Government Money Market Portfolio	—	—	26,250,915	18,441,784	—	—	7,809,131	7,809,131	6,443	—
The Energy Select Sector SPDR Fund	—	—	7,603,321	875,527	52,021	439,877	95,071	7,219,692	50,070	—

TOTAL		$—	$143,975,772	$33,212,790	$451,619	$3,953,339		$115,167,940	$1,095,408	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.
**	Includes transfers from Portfolio – See Note 1 in the Notes to Financial Statements.

See accompanying notes to financial statements.

20

SPDR SSGA Income Allocation ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 100.0%
DOMESTIC EQUITY — 24.0%
SPDR S&P Dividend ETF (a) (b)	150,116	$13,915,753
SPDR Wells Fargo Preferred Stock ETF (a)	108,376	4,711,105
The Industrial Select Sector SPDR Fund (a) (b)	24,633	1,764,462
The Technology Select Sector SPDR Fund (a)	26,269	1,824,907

		22,216,227

DOMESTIC FIXED INCOME — 34.5%
SPDR Bloomberg Barclays Convertible Securities ETF (a)	87,008	4,613,164
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	233,882	8,298,133
SPDR Portfolio Intermediate Term Corporate Bond ETF (a)	85,069	2,831,947
SPDR Portfolio Long Term Corporate Bond ETF (a)	359,992	9,402,991
SPDR Portfolio Long Term Treasury ETF (a)	191,485	6,707,624

		31,853,859

INFLATION LINKED — 5.1%
SPDR Bloomberg Barclays TIPS ETF (a)	85,518	4,748,815

INTERNATIONAL EQUITY — 22.8%
SPDR MSCI Emerging Markets StrategicFactors ETF (a)	89,470	5,308,255
SPDR S&P Global Infrastructure ETF (a)	98,391	4,851,522
SPDR S&P International Dividend ETF (a)	214,263	8,208,416
SPDR STOXX Europe 50 ETF (a)	81,394	2,720,993

		21,089,186

INTERNATIONAL FIXED INCOME — 5.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (a) (b)	169,930	4,581,313

NATURAL RESOURCES — 2.0%
The Energy Select Sector SPDR Fund (a)	24,486	1,859,467

REAL ESTATE — 6.6%
SPDR Dow Jones International Real Estate ETF (a)	87,581	3,427,920
SPDR Dow Jones REIT ETF (a)	27,950	2,626,182

		6,054,102

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $89,977,503)		92,402,969

SHORT-TERM INVESTMENT — 13.2%
State Street Navigator Securities Lending Government Money Market Portfolio (c) (d) (Cost $12,183,127)	12,183,127	12,183,127

TOTAL INVESTMENTS — 113.2% (Cost $102,160,630)		104,586,096
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.2)%		(12,197,113)

NET ASSETS — 100.0%		$92,388,983

(a)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(b)	All or a portion of the shares of the security are on loan at June 30, 2018.
(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(d)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2018.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Domestic Equity	$22,216,227	$—	$—	$22,216,227
Domestic Fixed Income	31,853,859	—	—	31,853,859
Inflation Linked	4,748,815	—	—	4,748,815
International Equity	21,089,186	—	—	21,089,186
International Fixed Income	4,581,313	—	—	4,581,313
Natural Resources	1,859,467	—	—	1,859,467
Real Estate	6,054,102	—	—	6,054,102
Short-Term Investment	12,183,127	—	—	12,183,127

TOTAL INVESTMENTS	$104,586,096	$—	$—	$104,586,096

See accompanying notes to financial statements.

21

SPDR SSGA Income Allocation ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
SPDR Bloomberg Barclays Convertible Securities ETF	—	$—	$4,551,940	$346,833	$27,462	$380,595	87,008	$4,613,164	$17,492	$—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	—	—	4,910,037	77,983	1,557	(252,298)	169,930	4,581,313	33,354	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	—	9,307,056	254,051	(11,425)	(743,447)	233,882	8,298,133	70,812	—
SPDR Bloomberg Barclays Long Term Corporate Bond ETF	—	—	9,920,166	158,371	(1,185)	(357,619)	359,992	9,402,991	66,358	—
SPDR Bloomberg Barclays Long Term Treasury ETF	—	—	6,776,436	112,678	2,454	41,412	191,485	6,707,624	29,539	—
SPDR Bloomberg Barclays TIPS ETF	—	—	4,884,218	80,165	309	(55,547)	85,518	4,748,815	33,039	—
SPDR Dow Jones International Real Estate ETF	—	—	3,550,162	57,904	2,021	(66,359)	87,581	3,427,920	31,993	—
SPDR Dow Jones REIT ETF	—	—	2,389,940	249,749	13,505	472,486	27,950	2,626,182	24,002	—
SPDR MSCI Emerging Markets StrategicFactors ETF	—	—	6,538,676	1,781,639	(29,428)	580,646	89,470	5,308,255	38,004	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	—	—	2,897,161	47,912	(3)	(17,299)	85,069	2,831,947	9,018	—
SPDR S&P Dividend ETF	—	—	12,464,268	693,178	79,405	2,065,258	150,116	13,915,753	96,263	—
SPDR S&P Global Infrastructure ETF	—	—	4,856,633	80,776	12,303	63,362	98,391	4,851,522	66,617	—
SPDR S&P International Dividend ETF	—	—	9,311,444	1,140,358	(44,793)	82,123	214,263	8,208,416	157,473	—
SPDR STOXX Europe 50 ETF	—	—	2,817,225	45,926	(1,089)	(49,217)	81,394	2,720,993	52,056	—
SPDR Wells Fargo Preferred Stock ETF	—	—	5,059,438	121,369	(3,779)	(223,185)	108,376	4,711,105	44,842	—
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	—	1,300,574	1,300,574	—	—	—	—	1,316	—
State Street Navigator Securities Lending Government Money Market Portfolio	—	—	37,961,288	25,778,161	—	—	12,183,127	12,183,127	19,838	—
The Energy Select Sector SPDR Fund	—	—	1,915,879	30,651	(1,354)	(24,407)	24,486	1,859,467	12,759	—
The Financial Select Sector SPDR Fund	—	—	1,815,944	1,943,766	127,822	—	—	—		—
The Industrial Select Sector SPDR Fund	—	—	1,965,548	147,174	2,714	(56,626)	24,633	1,764,462	7,556	—
The Material Select Sector SPDR Fund	—	—	1,953,024	1,960,439	7,415	—	—	—		—
The Technology Select Sector SPDR Fund	—	—	1,406,449	214,086	46,956	585,588	26,269	1,824,907	6,820	—

TOTAL		$—	$138,553,506	$36,623,743	$230,867	$2,425,466		$104,586,096	$819,151	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.
**	Includes transfers from Portfolio – See Note 1 in the Notes to Financial Statements.

See accompanying notes to financial statements.

22

SPDR SSGA Global Allocation ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS — 91.9%
COMMODITIES — 5.1%
Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF (a)	689,516	$12,728,466

DOMESTIC EQUITY — 34.0%
SPDR Portfolio Small Cap ETF (a) (b)	233,351	7,532,570
SPDR S&P 500 ETF Trust (b)	230,121	62,427,225
SPDR S&P MidCap 400 ETF Trust (b)	14,060	4,991,581
The Industrial Select Sector SPDR Fund (a) (b)	66,988	4,798,351
The Technology Select Sector SPDR Fund (b)	71,494	4,966,688

		84,716,415

DOMESTIC FIXED INCOME — 10.3%
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	143,202	5,080,807
SPDR Bloomberg Barclays Intermediate Term Treasury ETF (b)	87,887	5,158,088
SPDR Bloomberg Barclays Short Term High Yield Bond ETF (a) (b)	186,886	5,100,119
SPDR Portfolio Intermediate Term Corporate Bond ETF (a) (b)	154,667	5,148,865
SPDR Portfolio Long Term Treasury ETF (b)	149,332	5,231,025

		25,718,904

INFLATION LINKED — 5.2%
SPDR Bloomberg Barclays TIPS ETF (b)	232,855	12,930,438

INTERNATIONAL EQUITY — 31.2%
SPDR Portfolio Developed World ex-US ETF (a) (b)	1,519,455	46,191,432
SPDR Portfolio Emerging Markets ETF (b)	545,940	19,293,520
SPDR S&P International Small Cap ETF (a) (b)	212,042	7,277,281
Vanguard FTSE Pacific ETF	69,378	4,855,072

		77,617,305

INTERNATIONAL FIXED INCOME — 3.1%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF (b)	92,904	2,504,692
SPDR Bloomberg Barclays International Corporate Bond ETF (a) (b)	151,066	5,109,052

		7,613,744

NATURAL RESOURCES — 2.0%
The Energy Select Sector SPDR Fund (b)	66,339	5,037,784

REAL ESTATE — 1.0%
SPDR Dow Jones International Real Estate ETF (b)	63,705	2,493,414

TOTAL MUTUAL FUNDS AND EXCHANGE TRADED PRODUCTS (Cost $207,584,200)		228,856,470

SHORT-TERM INVESTMENTS — 11.4%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (c) (d)	19,809,280	19,809,280
State Street Navigator Securities Lending Government Money Market Portfolio (c) (e)	8,492,442	8,492,442

TOTAL SHORT-TERM INVESTMENTS (Cost $28,301,722)		28,301,722

TOTAL INVESTMENTS — 103.3% (Cost $235,885,922)		257,158,192
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.3)%		(8,229,267)

NET ASSETS — 100.0%		$248,928,925

(a)	All or a portion of the shares of the security are on loan at June 30, 2018.
(b)	Affiliated fund managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at June 30, 2018.
(e)	Investment of cash collateral for securities loaned.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2018.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Mutual Funds and Exchange Traded Products
Commodities	$12,728,466	$—	$—	$12,728,466
Domestic Equity	84,716,415	—	—	84,716,415
Domestic Fixed Income	25,718,904	—	—	25,718,904

See accompanying notes to financial statements.

23

SPDR SSGA Global Allocation ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Inflation Linked	$12,930,438	$—	$—	$12,930,438
International Equity	77,617,305	—	—	77,617,305
International Fixed Income	7,613,744	—	—	7,613,744
Natural Resources	5,037,784	—	—	5,037,784
Real Estate	2,493,414	—	—	2,493,414
Short-Term Investments	28,301,722	—	—	28,301,722

TOTAL INVESTMENTS	$257,158,192	$—	$—	$257,158,192

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	—	$—	$2,654,684	$—	$—	$(149,992)	92,904	$2,504,692	$17,707	$—
SPDR Bloomberg Barclays High Yield Bond ETF	—	—	5,133,981	—	—	(53,174)	143,202	5,080,807	—	—
SPDR Bloomberg Barclays Intermediate Term Treasury ETF	—	—	5,192,277	—	—	(34,189)	87,887	5,158,088	15,156	—
SPDR Bloomberg Barclays International Corporate Bond ETF	—	—	5,313,337	—	—	(204,285)	151,066	5,109,052	4,989	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	—	—	5,142,835	—	—	(42,716)	186,886	5,100,119	44,256	—
SPDR Bloomberg Barclays TIPS ETF	—	—	13,080,693	—	—	(150,255)	232,855	12,930,438	85,018	—
SPDR Dow Jones International Real Estate ETF	—	—	2,411,755	—	—	81,659	63,705	2,493,414	22,713	—
SPDR Portfolio DevelopedWorld ex-US ETF	—	—	45,077,935	4,833,284	451,345	5,495,436	1,519,455	46,191,432	803,123	—
SPDR Portfolio Emerging Markets ETF	—	—	24,098,432	6,225,559	(414,118)	1,834,765	545,940	19,293,520	174,750	—
SPDR Portfolio Emerging Markets Small Cap ETF	—	—	2,117,227	2,518,246	401,019	—	—	—	—	—
SPDR Portfolio Intermediate Term Corporate Bond ETF	—	—	5,228,162	—	—	(79,297)	154,667	5,148,865	23,344	—
SPDR Portfolio Long Term Treasury ETF	—	—	5,091,546	—	—	139,479	149,332	5,231,025	21,993	—
SPDR Portfolio Small Cap ETF	—	—	6,864,075	591,783	34,309	1,225,969	233,351	7,532,570	28,982	—
SPDR S&P 500 ETF Trust	—	—	55,044,166	2,273,076	72,252	9,583,883	230,121	62,427,225	284,503	—
SPDR S&P International Small Cap ETF	—	—	6,519,309	—	—	757,972	212,042	7,277,281	16,561	—
SPDR S&P MidCap 400 ETF Trust	—	—	4,246,736	249,871	9,838	984,878	14,060	4,991,581	14,093	—

See accompanying notes to financial statements.

24

SPDR SSGA Global Allocation ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$31,833,290	$12,024,010	$—	$—	19,809,280	$19,809,280	$43,614	$—
State Street Navigator Securities Lending Government Money Market Portfolio	—	—	33,306,752	24,814,310	—	—	8,492,442	8,492,442	21,770	—
The Energy Select Sector SPDR Fund	—	—	5,102,840	—	—	(65,056)	66,339	5,037,784	33,738	—
The Financial Select Sector SPDR Fund	—	—	4,747,037	5,071,537	324,500	—	—	—		—
The Industrial Select Sector SPDR Fund	—	—	5,097,738	149,539	4,256	(154,104)	66,988	4,798,351	20,056	—
The Material Select Sector SPDR Fund	—	—	5,050,656	5,069,479	18,823	—	—	—		—
The Technology Select Sector SPDR Fund	—	—	3,772,782	390,303	20,072	1,564,135	71,494	4,966,688	18,115	—

TOTAL		$—	$282,128,245	$64,210,997	$922,296	$20,735,108		$239,574,654	$1,694,481	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.
**	Includes transfers from Portfolio — See Note 1 in the Notes to Financial Statements.

See accompanying notes to financial statements.

25

SPDR SSGA Ultra Short Term Bond ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 62.9%
AEROSPACE & DEFENSE — 1.3%
General Dynamics Corp. 3 Month USD LIBOR + 0.38%, 2.74%, 5/11/2021 (a)	$400,000	$401,200
United Technologies Corp. 3 Month USD LIBOR + 0.35%, 2.71%, 11/1/2019 (a)	250,000	250,688

		651,888

AUTO MANUFACTURERS — 8.4%
American Honda Finance Corp.:
Series MTN, 3 Month USD LIBOR + 0.15%, 2.51%, 1/22/2019 (a)	300,000	300,129
Series MTN, 3 Month USD LIBOR + 0.27%, 2.63%, 7/20/2020 (a)	400,000	400,288
BMW US Capital LLC 3 Month USD LIBOR + 0.38%, 2.70%, 4/6/2020 (a) (b)	600,000	601,848
Daimler Finance North America LLC:
3 Month USD LIBOR + 0.25%, 2.61%, 11/5/2018 (a) (b)	300,000	300,207
3 Month USD LIBOR + 0.39%, 2.75%, 5/4/2020 (a) (b)	500,000	500,580
Nissan Motor Acceptance Corp.:
3 Month USD LIBOR + 0.52%, 2.85%, 9/13/2019 (a) (b)	435,000	436,553
3 Month USD LIBOR + 1.01%, 3.33%, 3/8/2019 (a) (b)	300,000	301,773
PACCAR Financial Corp. Series MTN, 3 Month USD LIBOR + 0.26%, 2.61%, 5/10/2021 (a)	750,000	750,585
Toyota Motor Credit Corp.:
3 Month USD LIBOR + 0.10%, 2.44%, 1/10/2020 (a)	250,000	249,805
Series MTN, 3 Month USD LIBOR + 0.39%, 2.74%, 1/17/2019 (a)	368,000	368,655

		4,210,423

BANKS — 21.4%
Australia & New Zealand Banking Group, Ltd. 3 Month USD LIBOR + 0.32%, 2.69%, 11/9/2020 (a) (b)	300,000	299,910
Bank of Montreal:
Series MTN, 3 Month USD LIBOR + 0.44%, 2.78%, 6/15/2020 (a)	250,000	250,627
Series MTN, 3 Month USD LIBOR + 0.60%, 2.93%, 12/12/2019 (a)	200,000	201,088
Bank of Nova Scotia:
3 Month USD LIBOR + 0.66%, 3.00%, 6/14/2019 (a)	400,000	401,884
Series BKNT, 3 Month USD LIBOR + 0.44%, 2.80%, 4/20/2021 (a)	500,000	500,565
Branch Banking & Trust Co. 3 Month USD LIBOR + 0.45%, 2.80%, 1/15/2020 (a)	250,000	251,115
Citibank NA:
Series BKNT, 3 Month USD LIBOR + 0.30%, 2.66%, 10/20/2020 (a)	500,000	499,645
Series BKNT, 3 Month USD LIBOR + 0.32%, 2.68%, 5/1/2020 (a)	250,000	250,058
Commonwealth Bank of Australia 3 Month USD LIBOR + 0.45%, 2.78%, 3/10/2020 (a) (b)	450,000	451,066
Cooperatieve Rabobank UA 3 Month USD LIBOR + 0.48%, 2.82%, 1/10/2023 (a)	250,000	249,563
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 1.02%, 3.38%, 10/23/2019 (a)	659,000	665,069
Series FRN, 3 Month USD LIBOR + 1.77%, 4.10%, 2/25/2021 (a)	250,000	257,695
JPMorgan Chase & Co. 3 Month USD LIBOR + 1.10%, 3.42%, 6/7/2021 (a)	1,000,000	1,018,320
Morgan Stanley:
3 Month USD LIBOR + 0.85%, 3.21%, 1/24/2019 (a)	430,000	431,604
Series GMTN, 3 Month USD LIBOR + 0.55%, 2.90%, 2/10/2021 (a)	500,000	500,915
National Australia Bank, Ltd. 3 Month USD LIBOR + 0.58%, 2.90%, 9/20/2021 (a) (b)	750,000	749,925
Royal Bank of Canada:
Series GMTN, 3 Month USD LIBOR + 0.48%, 2.84%, 7/29/2019 (a)	250,000	250,825
Series GMTN, 3 Month USD LIBOR + 0.53%, 2.87%, 3/15/2019 (a)	250,000	250,675
Santander UK PLC:
3 Month USD LIBOR + 0.30%, 2.65%, 11/3/2020 (a)	600,000	598,008
3 Month USD LIBOR + 0.62%, 2.92%, 6/1/2021 (a)	300,000	300,051
Sumitomo Mitsui Banking Corp. 3 Month USD LIBOR + 0.35%, 2.70%, 1/17/2020 (a)	250,000	249,995
Sumitomo Mitsui Trust Bank, Ltd. 3 Month USD LIBOR + 0.91%, 3.27%, 10/18/2019 (a) (b)	150,000	151,170
Toronto-Dominion Bank:
Series BKNT, 3 Month USD LIBOR + 0.44%, 2.78%, 7/2/2019 (a)	250,000	250,650
Series MTN, 3 Month USD LIBOR + 0.56%, 2.92%, 11/5/2019 (a)	253,000	254,151
Series MTN, 3 Month USD LIBOR + 0.84%, 3.20%, 1/22/2019 (a)	100,000	100,409
UBS AG:
3 Month USD LIBOR + 0.32%, 2.64%, 5/28/2019 (a) (b)	250,000	250,323
3 Month USD LIBOR + 0.48%, 2.78%, 12/1/2020 (a) (b)	250,000	250,045
US Bank NA Series BKNT, 3 Month USD LIBOR + 0.48%, 2.84%, 10/28/2019 (a)	100,000	100,437
Wells Fargo & Co. 3 Month USD LIBOR + 0.93%, 3.29%, 2/11/2022 (a)	500,000	505,005

See accompanying notes to financial statements.

26

SPDR SSGA Ultra Short Term Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Security Description	Principal Amount	Value
Westpac Banking Corp. 3 Month USD LIBOR + 0.56%, 2.89%, 8/19/2019 (a)	$275,000	$275,951

		10,766,744

BEVERAGES — 3.0%
Anheuser-Busch InBev Finance, Inc. 3 Month USD LIBOR + 0.40%, 2.76%, 2/1/2019 (a)	200,000	200,324
Diageo Capital PLC 3 Month USD LIBOR + 0.24%, 2.57%, 5/18/2020 (a)	825,000	825,503
PepsiCo, Inc.:
3 Month USD LIBOR + 0.27%, 2.58%, 10/4/2019 (a)	250,000	250,268
3 Month USD LIBOR + 0.37%, 2.73%, 5/2/2022 (a)	250,000	251,647

		1,527,742

BIOTECHNOLOGY — 1.2%
Gilead Sciences, Inc.:
3 Month USD LIBOR + 0.17%, 2.49%, 9/20/2018 (a)	250,000	250,073
3 Month USD LIBOR + 0.22%, 2.54%, 3/20/2019 (a)	350,000	350,234

		600,307

CHEMICALS — 1.4%
EI du Pont de Nemours & Co. 3 Month USD LIBOR + 0.53%, 2.89%, 5/1/2020 (a)	700,000	704,032

COMPUTERS — 1.9%
Apple, Inc. 3 Month USD LIBOR + 0.07%, 2.43%, 5/11/2020 (a)	680,000	680,299
IBM Credit LLC 3 Month USD LIBOR + 0.16%, 2.52%, 2/5/2021 (a)	300,000	300,555

		980,854

DIVERSIFIED FINANCIAL SERVICES — 1.4%
American Express Credit Corp.:
3 Month USD LIBOR + 0.55%, 2.88%, 3/18/2019 (a)	350,000	351,095
Series MTN, 3 Month USD LIBOR + 0.43%, 2.75%, 3/3/2020 (a)	350,000	350,886

		701,981

ELECTRONICS — 0.5%
Honeywell International, Inc. 3 Month USD LIBOR + 0.28%, 2.64%, 10/30/2019 (a)	235,000	235,750

HEALTH CARE SERVICES — 3.3%
Roche Holdings, Inc. 3 Month USD LIBOR + 0.34%, 2.67%, 9/30/2019 (a) (b)	750,000	752,910
UnitedHealth Group, Inc.:
3 Month USD LIBOR + 0.07%, 2.42%, 10/15/2020 (a)	300,000	299,535
3 Month USD LIBOR + 0.26%, 2.59%, 6/15/2021 (a)	600,000	600,330

		1,652,775

MACHINERY, CONSTRUCTION & MINING — 2.1%
Caterpillar Financial Services Corp.:
Series MTN, 3 Month USD LIBOR + 0.13%, 2.45%, 11/29/2019 (a)	500,000	500,255
Series MTN, 3 Month USD LIBOR + 0.18%, 2.49%, 12/6/2018 (a)	250,000	250,167
Series MTN, 3 Month USD LIBOR + 0.28%, 2.61%, 3/22/2019 (a)	300,000	300,474

		1,050,896

MACHINERY-DIVERSIFIED — 2.6%
John Deere Capital Corp.:
3 Month USD LIBOR + 0.57%, 2.90%, 1/8/2019 (a)	200,000	200,524
Series GMTN, 3 Month USD LIBOR + 0.18%, 2.56%, 1/7/2020 (a)	500,000	500,065
Series MTN, 3 Month USD LIBOR + 0.29%, 2.62%, 10/9/2019 (a)	325,000	325,702
Series MTN, 3 Month USD LIBOR + 0.29%, 2.62%, 6/22/2020 (a)	275,000	275,495

		1,301,786

MEDIA — 0.8%
NBCUniversal Enterprise, Inc. 3 Month USD LIBOR + 0.40%, 2.74%, 4/1/2021 (a) (b)	400,000	400,804

MISCELLANEOUS MANUFACTURER — 1.4%
General Electric Co. Series GMTN, 3 Month USD LIBOR + 0.51%, 2.86%, 1/14/2019 (a)	63,000	63,097
Siemens Financieringsmaatschappij NV:
3 Month USD LIBOR + 0.32%, 2.65%, 9/13/2019 (a) (b)	200,000	200,594
3 Month USD LIBOR + 0.34%, 2.67%, 3/16/2020 (a) (b)	450,000	451,337

		715,028

OIL & GAS — 6.5%
BP Capital Markets PLC:
3 Month USD LIBOR + 0.65%, 2.98%, 9/19/2022 (a)	250,000	252,757
3 Month USD LIBOR + 0.87%, 3.20%, 9/16/2021 (a)	500,000	509,095
ConocoPhillips Co. 3 Month USD LIBOR + 0.90%, 3.24%, 5/15/2022 (a)	550,000	560,466
Equinor ASA 3 Month USD LIBOR + 0.46%, 2.82%, 11/8/2018 (a)	250,000	250,403
Exxon Mobil Corp. 1.71%, 3/1/2019	500,000	497,405
Shell International Finance B.V.:
3 Month USD LIBOR + 0.35%, 2.68%, 9/12/2019 (a)	300,000	301,035
3 Month USD LIBOR + 0.45%, 2.81%, 5/11/2020 (a)	200,000	201,438

See accompanying notes to financial statements.

27

SPDR SSGA Ultra Short Term Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Security Description	Principal Amount	Value
3 Month USD LIBOR + 0.58%, 2.93%, 11/10/2018 (a)	$250,000	$250,563
Total Capital International SA 3 Month USD LIBOR + 0.35%, 2.68%, 6/19/2019 (a)	450,000	451,309

		3,274,471

RETAIL — 3.4%
Home Depot, Inc. 3 Month USD LIBOR + 0.15%, 2.47%, 6/5/2020 (a)	350,000	350,840
Lowe’s Cos., Inc. 3 Month USD LIBOR + 0.42%, 2.75%, 9/10/2019 (a)	750,000	752,947
Walmart, Inc. 3 Month USD LIBOR + 0.23%, 2.57%, 6/23/2021 (a)	600,000	600,768

		1,704,555

SEMICONDUCTORS — 0.3%
QUALCOMM, Inc. 3 Month USD LIBOR + 0.36%, 2.69%, 5/20/2019 (a)	150,000	151,488

SOFTWARE — 0.5%
Oracle Corp. 3 Month USD LIBOR + 0.51%, 2.84%, 10/8/2019 (a)	250,000	251,468

TELECOMMUNICATIONS — 1.1%
Cisco Systems, Inc. 3 Month USD LIBOR + 0.34%, 2.66%, 9/20/2019 (a)	560,000	561,876

TRANSPORTATION — 0.4%
United Parcel Service, Inc. 3 Month USD LIBOR + 0.45%, 2.79%, 4/1/2023 (a)	200,000	200,292

TOTAL CORPORATE BONDS & NOTES (Cost $31,627,881)		31,645,160

ASSET-BACKED SECURITIES — 24.3%
AUTOMOBILE — 10.6%
BMW Floorplan Master Owner Trust Series 2018-1, Class A2, 1 Month USD LIBOR + 0.32%, 2.35%, 5/15/2023 (a) (b)	500,000	499,722
BMW Vehicle Lease Trust Series 2016-1, Class A4, 1.51%, 6/20/2019	1,000,000	999,130
BMW Vehicle Owner Trust Series 2014-A, Class A4, 1.50%, 2/25/2021	163,400	163,302
CarMax Auto Owner Trust Series 2017-3, Class A2A, 1.64%, 9/15/2020	591,992	589,622
Drive Auto Receivables Trust Series 2018-2, Class A2, 2.64%, 9/15/2020	1,000,000	999,441
Ford Credit Auto Owner Trust Series 2016-C, Class A2B, 1 Month USD LIBOR + 0.14%, 2.21%, 9/15/2019 (a)	33,366	33,363
Honda Auto Receivables 2017-4 Owner Trust Series 2017-4, Class A2, 1.80%, 1/21/2020	222,702	222,009
Nissan Auto Receivables Owner Trust:
Series 2017-A, Class A2A, 1.47%, 1/15/2020	55,614	55,468
Series 2015-C, Class A3, 1.37%, 5/15/2020	263,414	261,809
Series 2018-A, Class A2A, 2.39%, 12/15/2020	500,000	498,897
Toyota Auto Receivables Owner Trust:
Series 2016-D, Class A2A, 1.06%, 5/15/2019	5,831	5,828
Series 2015-A, Class A4, 1.52%, 6/15/2020	184,650	184,211
Series 2017-B, Class A2A, 1.46%, 1/15/2020	132,229	131,852
Series 2015-B, Class A4, 1.74%, 9/15/2020	300,000	299,032
World Omni Auto Receivables Trust Series 2015-B, Class A3, 1.49%, 12/15/2020	393,601	392,242

		5,335,928

CREDIT CARD — 13.7%
American Express Credit Account Master Trust Series 2017-4, Class A, 1.64%, 12/15/2021	500,000	495,740
BA Credit Card Trust:
Series 2016-A1, Class A, 1 Month USD LIBOR + 0.39%, 2.46%, 10/15/2021 (a)	400,000	400,852
Series 2014-A1, Class A, 1 Month USD LIBOR + 0.38%, 2.45%, 6/15/2021 (a)	250,000	250,376
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5, 1.60%, 5/17/2021	855,000	854,719
CARDS II Trust Series 2017-1A, Class A, 1 month LIBOR + 0.37%, 2.44%, 4/18/2022 (a) (b)	400,000	400,389
Chase Issuance Trust Series 2016-A5, Class A5, 1.27%, 7/15/2021	1,000,000	985,365
Citibank Credit Card Issuance Trust Series 2017-A2, Class A2, 1.74%, 1/19/2021	1,400,000	1,394,055
Discover Card Execution Note Trust:
Series 2015-A3, Class A, 1.45%, 3/15/2021	530,000	528,883

See accompanying notes to financial statements.

28

SPDR SSGA Ultra Short Term Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Security Description	Principal Amount	Value
Series 2013-A6, Class A6, 1 Month USD LIBOR + 0.45%, 2.52%, 4/15/2021 (a)	$300,000	$300,331
Evergreen Credit Card Trust Series 2017-1, Class A, 1 Month USD LIBOR + 0.26%, 2.33%, 10/15/2021 (a) (b)	700,000	700,627
Golden Credit Card Trust Series 2018-3A, Class A, 1 Month USD LIBOR + 0.32%, 2.38%, 5/15/2023 (a) (b)	600,000	600,006

		6,911,343

TOTAL ASSET-BACKED SECURITIES (Cost $12,248,055)		12,247,271

FOREIGN GOVERNMENT OBLIGATIONS — 0.5%
CANADA — 0.5%
Province of Quebec Canada Series MTN, 3 Month USD LIBOR + 0.13%, 2.46%, 9/21/2020 (a) (Cost $250,000)	250,000	250,565

U.S. TREASURY OBLIGATIONS — 5.5%
Treasury Notes:
1.00%, 11/30/2018	765,000	761,623
1.25%, 6/30/2019	1,000,000	989,136
1.38%, 9/30/2019	340,000	335,602
2.00%, 1/31/2020	700,000	694,725

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,793,230)		2,781,086

SHORT-TERM INVESTMENT — 8.0%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (c) (d) (Cost $4,033,700)	4,033,700	4,033,700

TOTAL INVESTMENTS — 101.2% (Cost $50,952,866)		50,957,782
LIABILITIES IN EXCESS OF OTHER ASSETS — (1.2)%		(614,234)

NET ASSETS — 100.0%		$50,343,548

(a)

Variable Rate Security — Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.

(b)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 16.5% of net assets as of June 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(d)	The rate shown is the annualized seven-day yield at June 30, 2018.

FRN = Floating Rate Note

GMTN = Global Medium Term Note

LIBOR = London Interbank Offered Rate

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of June 30, 2018.

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Aerospace & Defense	$—	$651,888	$—	$651,888
Auto Manufacturers	—	4,210,423	—	4,210,423
Banks	—	10,766,744	—	10,766,744
Beverages	—	1,527,742	—	1,527,742
Biotechnology	—	600,307	—	600,307
Chemicals	—	704,032	—	704,032
Computers	—	980,854	—	980,854
Diversified Financial Services	—	701,981	—	701,981
Electronics	—	235,750	—	235,750
Health Care Services	—	1,652,775	—	1,652,775
Machinery, Construction & Mining	—	1,050,896	—	1,050,896
Machinery-Diversified	—	1,301,786	—	1,301,786
Media	—	400,804	—	400,804
Miscellaneous Manufacturer	—	715,028	—	715,028
Oil & Gas	—	3,274,471	—	3,274,471

See accompanying notes to financial statements.

29

SPDR SSGA Ultra Short Term Bond ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Retail	$—	$1,704,555	$—	$1,704,555
Semiconductors	—	151,488	—	151,488
Software	—	251,468	—	251,468
Telecommunications	—	561,876	—	561,876
Transportation	—	200,292	—	200,292
Asset-Backed Securities
Automobile	—	5,335,928	—	5,335,928
Credit Card	—	6,911,343	—	6,911,343
U.S. Treasury Obligations	—	2,781,086	—	2,781,086
Foreign Government Obligations
Provincial	—	250,565	—	250,565
Short-Term Investment	4,033,700	—	—	4,033,700

TOTAL INVESTMENTS	$4,033,700	$46,924,082	$—	$50,957,782

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$14,300,442	$10,266,742	$—	$—	4,033,700	$4,033,700	$2,743	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.

See accompanying notes to financial statements.

30

SPDR MFS Systematic Core Equity ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
COMMON STOCKS — 99.0%
AEROSPACE & DEFENSE — 3.9%
Boeing Co.	3,479	$1,167,239

BANKS — 4.5%
JPMorgan Chase & Co.	10,687	1,113,586
Wells Fargo & Co.	4,321	239,556

		1,353,142

BEVERAGES — 1.7%
Molson Coors Brewing Co. Class B	7,633	519,349

BIOTECHNOLOGY — 0.9%
Celgene Corp. (a)	3,315	263,277

CHEMICALS — 0.6%
LyondellBasell Industries NV Class A	1,734	190,480

CONSUMER FINANCE — 1.1%
Discover Financial Services	4,784	336,841

ELECTRIC UTILITIES — 3.0%
Exelon Corp.	21,255	905,463

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.9%
Extra Space Storage, Inc. REIT	7,515	750,072
Host Hotels & Resorts, Inc. REIT	48,714	1,026,404

		1,776,476

FOOD & STAPLES RETAILING — 2.3%
Walgreens Boots Alliance, Inc.	11,507	690,593

FOOD PRODUCTS — 2.6%
Tyson Foods, Inc. Class A	11,262	775,389

HEALTH CARE PROVIDERS & SERVICES — 4.8%
Express Scripts Holding Co. (a)	14,115	1,089,819
Humana, Inc.	712	211,913
McKesson Corp.	981	130,865

		1,432,597

HOTELS, RESTAURANTS & LEISURE — 3.0%
Marriott International, Inc. Class A	3,251	411,577
Royal Caribbean Cruises, Ltd.	4,671	483,915

		895,492

HOUSEHOLD PRODUCTS — 0.6%
Procter & Gamble Co.	2,462	192,184

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.2%
AES Corp.	39,094	524,251
NRG Energy, Inc.	14,489	444,812

		969,063

INSURANCE — 6.2%
MetLife, Inc.	21,238	925,977
Prudential Financial, Inc.	9,977	932,949

		1,858,926

INTERNET & CATALOG RETAIL — 1.3%
Amazon.com, Inc. (a)	222	377,356

INTERNET SOFTWARE & SERVICES — 10.0%
Alphabet, Inc. Class C (a)	325	362,586
Facebook, Inc. Class A (a)	8,293	1,611,496
VeriSign, Inc. (a)	7,454	1,024,329

		2,998,411

IT SERVICES — 4.5%
DXC Technology Co.	9,700	781,917
International Business Machines Corp.	4,177	583,527

		1,365,444

MACHINERY — 3.2%
Allison Transmission Holdings, Inc.	6,922	280,272
Caterpillar, Inc.	2,749	372,957
Cummins, Inc.	2,438	324,254

		977,483

MEDIA — 2.4%
Comcast Corp. Class A	22,097	725,003

OIL, GAS & CONSUMABLE FUELS — 5.1%
Exxon Mobil Corp.	6,914	571,995
Valero Energy Corp.	8,711	965,440

		1,537,435

PHARMACEUTICALS — 7.9%
Eli Lilly & Co.	9,764	833,162
Johnson & Johnson	7,663	929,828
Merck & Co., Inc.	10,275	623,693

		2,386,683

ROAD & RAIL — 2.5%
Union Pacific Corp.	5,268	746,370

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
Intel Corp. (a)	6,650	330,571

SOFTWARE — 8.8%
Adobe Systems, Inc. (a)	3,100	755,811
Microsoft Corp.	14,765	1,455,976
Oracle Corp.	9,732	428,792

		2,640,579

SPECIALTY RETAIL — 0.7%
Best Buy Co., Inc.	2,832	211,210

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.8%
Apple, Inc.	5,314	983,675
Western Digital Corp.	5,996	464,150

		1,447,825

TOBACCO — 2.4%
Philip Morris International, Inc.	8,990	725,853

TOTAL COMMON STOCKS (Cost $29,362,161)		29,796,734

SHORT-TERM INVESTMENT — 0.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (b) (c) (Cost $285,615)	285,615	285,615

TOTAL INVESTMENTS — 99.9% (Cost $29,647,776)		30,082,349
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		20,023

NET ASSETS — 100.0%		$30,102,372

See accompanying notes to financial statements.

31

SPDR MFS Systematic Core Equity ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

(a)	Non-income producing security.
(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at June 30, 2018.

REIT = Real Estate Investment Trust

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$1,167,239	$—	$—	$1,167,239
Banks	1,353,142	—	—	1,353,142
Beverages	519,349	—	—	519,349
Biotechnology	263,277	—	—	263,277
Chemicals	190,480	—	—	190,480
Consumer Finance	336,841	—	—	336,841
Electric Utilities	905,463	—	—	905,463
Equity Real Estate Investment Trusts (REITS)	1,776,476	—	—	1,776,476
Food & Staples Retailing	690,593	—	—	690,593
Food Products	775,389	—	—	775,389
Health Care Providers & Services	1,432,597	—	—	1,432,597
Hotels, Restaurants & Leisure	895,492	—	—	895,492
Household Products	192,184	—	—	192,184
Independent Power Producers & Energy Traders	969,063	—	—	969,063
Insurance	1,858,926	—	—	1,858,926
Internet & Catalog Retail	377,356	—	—	377,356
Internet Software & Services	2,998,411	—	—	2,998,411
IT Services	1,365,444	—	—	1,365,444
Machinery	977,483	—	—	977,483
Media	725,003	—	—	725,003
Oil, Gas & Consumable Fuels	1,537,435	—	—	1,537,435
Pharmaceuticals	2,386,683	—	—	2,386,683
Road & Rail	746,370	—	—	746,370
Semiconductors & Semiconductor Equipment	330,571	—	—	330,571
Software	2,640,579	—	—	2,640,579
Specialty Retail	211,210	—	—	211,210
Technology Hardware, Storage & Peripherals	1,447,825	—	—	1,447,825
Tobacco	725,853	—	—	725,853
Short-Term Investment	285,615	—	—	285,615

TOTAL INVESTMENTS	$30,082,349	$—	$—	$30,082,349

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$719,134	$433,519	$—	$—	285,615	$285,615	$836	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.

See accompanying notes to financial statements.

32

SPDR MFS Systematic Growth Equity ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
COMMON STOCKS — 99.0%
AEROSPACE & DEFENSE — 4.4%
Boeing Co.	5,821	$1,953,004

BIOTECHNOLOGY — 3.6%
Amgen, Inc.	4,143	764,756
Biogen, Inc. (a)	1,228	356,415
Celgene Corp. (a)	2,695	214,037
Gilead Sciences, Inc.	3,850	272,734

		1,607,942

CHEMICALS — 2.2%
LyondellBasell Industries NV Class A	8,886	976,127

CONSUMER FINANCE — 1.4%
Synchrony Financial	18,383	613,624

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 4.3%
Extra Space Storage, Inc. REIT	14,872	1,484,374
Host Hotels & Resorts, Inc. REIT	20,866	439,647

		1,924,021

FOOD PRODUCTS — 1.2%
Tyson Foods, Inc. Class A	7,567	520,988

HEALTH CARE EQUIPMENT & SUPPLIES — 0.2%
Stryker Corp.	668	112,798

HEALTH CARE PROVIDERS & SERVICES — 10.2%
Express Scripts Holding Co. (a)	1,555	120,061
HCA Healthcare, Inc.	5,820	597,132
Humana, Inc.	3,046	906,581
McKesson Corp.	6,952	927,397
UnitedHealth Group, Inc.	6,790	1,665,859
WellCare Health Plans, Inc. (a)	1,283	315,926

		4,532,956

HOTELS, RESTAURANTS & LEISURE — 3.7%
Marriott International, Inc. Class A	10,989	1,391,208
Wynn Resorts, Ltd.	1,442	241,304

		1,632,512

HOUSEHOLD DURABLES — 0.7%
PulteGroup, Inc.	11,266	323,897

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 2.3%
NRG Energy, Inc.	32,721	1,004,535

INSURANCE — 2.9%
Allstate Corp.	4,024	367,270
MetLife, Inc.	3,128	136,381
Prudential Financial, Inc.	8,357	781,463

		1,285,114

INTERNET & CATALOG RETAIL — 7.7%
Amazon.com, Inc. (a)	1,111	1,888,478
Booking Holdings, Inc. (a)	764	1,548,696

		3,437,174

INTERNET SOFTWARE & SERVICES — 10.3%
Alphabet, Inc. Class C (a)	821	915,949
Facebook, Inc. Class A (a)	15,571	3,025,757
VeriSign, Inc. (a)	4,522	621,413

		4,563,119

IT SERVICES — 6.4%
DXC Technology Co.	17,438	1,405,677
International Business Machines Corp.	10,477	1,463,637

		2,869,314

MACHINERY — 4.5%
Allison Transmission Holdings, Inc.	16,725	677,195
Caterpillar, Inc.	9,796	1,329,024

		2,006,219

PHARMACEUTICALS — 3.7%
Eli Lilly & Co.	11,966	1,021,059
Johnson & Johnson	5,192	629,997

		1,651,056

ROAD & RAIL — 0.8%
Union Pacific Corp.	2,440	345,699

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.9%
Broadcom, Inc.	3,449	836,865

SOFTWARE — 11.5%
Adobe Systems, Inc. (a)	6,932	1,690,091
Citrix Systems, Inc. (a)	1,937	203,075
Microsoft Corp.	11,098	1,094,374
Oracle Corp.	27,791	1,224,471
ServiceNow, Inc. (a)	5,101	879,770

		5,091,781

SPECIALTY RETAIL — 3.2%
Best Buy Co., Inc.	16,382	1,221,770
Ross Stores, Inc.	2,536	214,926

		1,436,696

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 6.9%
Apple, Inc.	9,374	1,735,221
Western Digital Corp.	17,087	1,322,705

		3,057,926

TOBACCO — 3.1%
Philip Morris International, Inc.	17,023	1,374,437

TRADING COMPANIES & DISTRIBUTORS — 1.9%
United Rentals, Inc. (a)	5,595	825,934

TOTAL COMMON STOCKS (Cost $42,324,203)		43,983,738

SHORT-TERM INVESTMENT — 0.9%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (b) (c) (Cost $414,275)	414,275	414,275

TOTAL INVESTMENTS — 99.9% (Cost $42,738,478)		44,398,013
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		25,855

NET ASSETS — 100.0%		$44,423,868

(a)	Non-income producing security.
(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at June 30, 2018.

REIT = Real Estate Investment Trust

See accompanying notes to financial statements.

33

SPDR MFS Systematic Growth Equity ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Aerospace & Defense	$1,953,004	$—	$—	$1,953,004
Biotechnology	1,607,942	—	—	1,607,942
Chemicals	976,127	—	—	976,127
Consumer Finance	613,624	—	—	613,624
Equity Real Estate Investment Trusts (REITS)	1,924,021	—	—	1,924,021
Food Products	520,988	—	—	520,988
Health Care Equipment & Supplies	112,798	—	—	112,798
Health Care Providers & Services	4,532,956	—	—	4,532,956
Hotels, Restaurants & Leisure	1,632,512	—	—	1,632,512
Household Durables	323,897	—	—	323,897
Independent Power Producers & Energy Traders	1,004,535	—	—	1,004,535
Insurance	1,285,114	—	—	1,285,114
Internet & Catalog Retail	3,437,174	—	—	3,437,174
Internet Software & Services	4,563,119	—	—	4,563,119
IT Services	2,869,314	—	—	2,869,314
Machinery	2,006,219	—	—	2,006,219
Pharmaceuticals	1,651,056	—	—	1,651,056
Road & Rail	345,699	—	—	345,699
Semiconductors & Semiconductor Equipment	836,865	—	—	836,865
Software	5,091,781	—	—	5,091,781
Specialty Retail	1,436,696	—	—	1,436,696
Technology Hardware, Storage & Peripherals	3,057,926	—	—	3,057,926
Tobacco	1,374,437	—	—	1,374,437
Trading Companies & Distributors	825,934	—	—	825,934
Short-Term Investment	414,275	—	—	414,275

TOTAL INVESTMENTS	$44,398,013	$—	$—	$44,398,013

Affiliate Table

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$896,691	$482,416	$—	$—	414,275	$414,275	$1,076	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.

See accompanying notes to financial statements.

34

SPDR MFS Systematic Value Equity ETF

SCHEDULE OF INVESTMENTS

June 30, 2018

Security Description	Shares	Value
COMMON STOCKS — 99.1%
AUTOMOBILES — 1.7%
General Motors Co.	14,450	$569,330

BANKS — 9.7%
Bank of America Corp.	49,198	1,386,892
Citigroup, Inc.	5,043	337,477
JPMorgan Chase & Co.	14,118	1,471,096

		3,195,465

BEVERAGES — 0.9%
Molson Coors Brewing Co. Class B	4,291	291,960

CHEMICALS — 2.3%
LyondellBasell Industries NV Class A	6,882	755,988

COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	16,244	698,979

CONSUMER FINANCE — 4.5%
Discover Financial Services	13,471	948,493
Synchrony Financial	16,346	545,630

		1,494,123

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
Verizon Communications, Inc.	5,090	256,078

ELECTRIC UTILITIES — 4.6%
Exelon Corp.	28,606	1,218,616
PPL Corp.	10,499	299,746

		1,518,362

ELECTRICAL EQUIPMENT — 4.3%
Eaton Corp. PLC	11,015	823,261
Regal Beloit Corp.	7,324	599,103

		1,422,364

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.5%
Extra Space Storage, Inc. REIT	7,582	756,759
Host Hotels & Resorts, Inc. REIT	47,727	1,005,608
STORE Capital Corp. REIT	26,560	727,744

		2,490,111

FOOD PRODUCTS — 3.6%
J.M. Smucker Co.	1,795	192,927
Tyson Foods, Inc. Class A	14,410	992,128

		1,185,055

HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Baxter International, Inc.	3,190	235,550

HEALTH CARE PROVIDERS & SERVICES — 7.3%
Express Scripts Holding Co. (a)	10,589	817,577
Humana, Inc.	2,155	641,393
McKesson Corp.	7,156	954,610

		2,413,580

HOTELS, RESTAURANTS & LEISURE — 3.9%
Royal Caribbean Cruises, Ltd.	8,542	884,951
Wynn Resorts, Ltd.	2,410	403,290

		1,288,241

HOUSEHOLD DURABLES — 0.7%
PulteGroup, Inc.	7,649	219,909

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 4.5%
AES Corp.	32,709	438,628
NRG Energy, Inc.	33,632	1,032,502

		1,471,130

INSURANCE — 6.1%
MetLife, Inc.	19,935	869,166
Progressive Corp.	3,441	203,535
Prudential Financial, Inc.	9,939	929,396

		2,002,097

IT SERVICES — 2.7%
DXC Technology Co.	10,958	883,324

MACHINERY — 2.9%
Caterpillar, Inc.	1,976	268,084
Cummins, Inc.	5,089	676,837

		944,921

MULTILINE RETAIL — 0.8%
Target Corp.	3,385	257,666

OIL, GAS & CONSUMABLE FUELS — 10.6%
Anadarko Petroleum Corp.	10,175	745,319
Exxon Mobil Corp.	8,809	728,768
Phillips 66	7,455	837,271
Valero Energy Corp.	10,729	1,189,095

		3,500,453

PHARMACEUTICALS — 6.6%
Eli Lilly & Co.	7,156	610,621
Johnson & Johnson	8,437	1,023,746
Merck & Co., Inc.	8,840	536,588

		2,170,955

ROAD & RAIL — 2.5%
Union Pacific Corp.	5,878	832,795

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.5%
Intel Corp. (a)	16,326	811,565

SPECIALTY RETAIL — 0.9%
Best Buy Co., Inc.	4,019	299,737

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 1.9%
Western Digital Corp.	7,990	618,506

TOBACCO — 2.5%
Philip Morris International, Inc.	10,150	819,511

TOTAL COMMON STOCKS (Cost $31,768,619)		32,647,755

SHORT-TERM INVESTMENT — 0.8%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (b) (c) (Cost $272,118)	272,118	272,118

TOTAL INVESTMENTS — 99.9% (Cost $32,040,737)		32,919,873
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		32,806

NET ASSETS — 100.0%		$32,952,679

See accompanying notes to financial statements.

35

SPDR MFS Systematic Value Equity ETF

SCHEDULE OF INVESTMENTS (continued)

June 30, 2018

(a)	Non-income producing security.
(b)

The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.

(c)	The rate shown is the annualized seven-day yield at June 30, 2018.

REIT = Real Estate Investment Trust

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Automobiles	$569,330	$—	$—	$569,330
Banks	3,195,465	—	—	3,195,465
Beverages	291,960	—	—	291,960
Chemicals	755,988	—	—	755,988
Communications Equipment	698,979	—	—	698,979
Consumer Finance	1,494,123	—	—	1,494,123
Diversified Telecommunication Services	256,078	—	—	256,078
Electric Utilities	1,518,362	—	—	1,518,362
Electrical Equipment	1,422,364	—	—	1,422,364
Equity Real Estate Investment Trusts (REITS)	2,490,111	—	—	2,490,111
Food Products	1,185,055	—	—	1,185,055
Health Care Equipment & Supplies	235,550	—	—	235,550
Health Care Providers & Services	2,413,580	—	—	2,413,580
Hotels, Restaurants & Leisure	1,288,241	—	—	1,288,241
Household Durables	219,909	—	—	219,909
Independent Power Producers & Energy Traders	1,471,130	—	—	1,471,130
Insurance	2,002,097	—	—	2,002,097
IT Services	883,324	—	—	883,324
Machinery	944,921	—	—	944,921
Multiline Retail	257,666	—	—	257,666
Oil, Gas & Consumable Fuels	3,500,453	—	—	3,500,453
Pharmaceuticals	2,170,955	—	—	2,170,955
Road & Rail	832,795	—	—	832,795
Semiconductors & Semiconductor Equipment	811,565	—	—	811,565
Specialty Retail	299,737	—	—	299,737
Technology Hardware, Storage & Peripherals	618,506	—	—	618,506
Tobacco	819,511	—	—	819,511
Short-Term Investment	272,118	—	—	272,118

TOTAL INVESTMENTS	$32,919,873	$—	$—	$32,919,873

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$756,759	$484,641	$—	$—	272,118	$272,118	$528	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.

See accompanying notes to financial statements.

36

[This Page Intentionally Left Blank]

37

SSGA ACTIVE TRUST

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2018

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
ASSETS
Investments in unaffiliated issuers, at value*	$36,447,161	$—	$17,583,538
Investments in affiliated issuers, at value	115,167,940	104,586,096	239,574,654

Total Investments	151,615,101	104,586,096	257,158,192
Cash	132	9,569	101
Dividends receivable — unaffiliated issuers	—	—	—
Dividends receivable — affiliated issuers	1,140	830	325,726
Interest receivable — unaffiliated issuers	—	—	—

TOTAL ASSETS	151,616,373	104,596,495	257,484,019

LIABILITIES
Payable upon return of securities loaned	7,809,131	12,183,127	8,492,442
Payable for investments purchased	84	—	—
Advisory fee payable	55,948	18,809	61,564
Accrued expenses and other liabilities	9,236	5,576	1,088

TOTAL LIABILITIES	7,874,399	12,207,512	8,555,094

NET ASSETS	$143,741,974	$92,388,983	$248,928,925

NET ASSETS CONSIST OF:
Paid-in Capital	$175,112,440	$96,677,975	$233,768,680
Undistributed (distribution in excess of) net investment income (loss)	—	302,435	335,901
Accumulated net realized gain (loss) on investments	(35,358,299)	(7,016,893)	(6,447,926)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	34,494	—	537,162
Investments — affiliated issuers	3,953,339	2,425,466	20,735,108

NET ASSETS	$143,741,974	$92,388,983	$248,928,925

NET ASSET VALUE PER SHARE
Net asset value per share	$26.62	$32.42	$37.72

Shares outstanding (unlimited amount authorized, no par value)	5,400,000	2,850,000	6,600,000

COST OF INVESTMENTS:
Investments in unaffiliated issuers	$36,412,667	$—	$17,046,376
Investments in affiliated issuers	111,214,601	102,160,630	218,839,546

Total cost of investments	$147,627,268	$102,160,630	$235,885,922

* Includes investments in securities on loan, at value	$9,147,492	$13,463,319	$12,594,432

See accompanying notes to financial statements.

38

SPDR SSGA Ultra Short Term Bond ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF

$46,924,082	$29,796,734	$43,983,738	$32,647,755
4,033,700	285,615	414,275	272,118

50,957,782	30,082,349	44,398,013	32,919,873
118	150	—	—
—	35,959	49,854	50,395
2,167	494	636	528
142,478	—	—	—

51,102,545	30,118,952	44,448,503	32,970,796

—	—	—	—
751,009	—	—	—
7,983	16,430	24,617	18,117
5	150	18	—

758,997	16,580	24,635	18,117

$50,343,548	$30,102,372	$44,423,868	$32,952,679

$50,579,940	$29,673,862	$42,335,618	$31,776,397
47,385	—	—	—
(288,693)	(6,063)	428,715	297,146

4,916	434,573	1,659,535	879,136
—	—	—	—

$50,343,548	$30,102,372	$44,423,868	$32,952,679

$40.27	$75.26	$80.77	$65.91

1,250,000	400,000	550,000	500,000

$46,919,166	$29,362,161	$42,324,203	$31,768,619
4,033,700	285,615	414,275	272,118

$50,952,866	$29,647,776	$42,738,478	$32,040,737

$—	$—	$—	$—

39

SSGA ACTIVE TRUST

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2018

	SPDR SSGA Multi-Asset Real Return ETF	SPDR SSGA Income Allocation ETF	SPDR SSGA Global Allocation ETF
INVESTMENT INCOME
Interest income allocated from the Portfolio	$—	$—	$—
Dividend income allocated from the Portfolio	1,720,645	2,681,305	3,375,274
Interest income — unaffiliated issuers	—	—	—
Dividend income — unaffiliated issuers	20,896	—	36,626
Dividend income — affiliated issuers	979,637	644,934	1,672,711
Unaffiliated securities lending income	38,596	43,544	61,042
Affiliated securities lending income	6,443	19,838	21,770
Expenses allocated from affiliated Portfolio	(199,965)	(171,775)	(397,512)

TOTAL INVESTMENT INCOME (LOSS)	2,566,252	3,217,846	4,769,911

EXPENSES
Advisory fee	59,525	202,417	58,547
Trustees’ fees and expenses	358	313	758
Miscellaneous expenses	5,404	3,602	3,848

TOTAL EXPENSES	65,287	206,332	63,153

Expenses waived/reimbursed by the Adviser	—	—	(260,382)

NET EXPENSES	65,287	206,332	(197,229)

NET INVESTMENT INCOME (LOSS)	2,500,965	3,011,514	4,967,140

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions allocated from affiliated Portfolio	(2,307,096)	687,930	3,521,199
In-kind redemptions allocated from affiliated Portfolio	1,543,539	694,945	787,354
Investments — unaffiliated issuers	(639,746)	—	47,592
Investments — affiliated issuers	(210,492)	94,942	922,296
In-kind redemptions — unaffiliated issuers	239,648	—	—
In-kind redemptions — affiliated issuers	662,111	135,925	—
Capital gain distributions — allocated from Portfolio	46,309	378,388	194,675

Net realized gain (loss)	(665,727)	1,992,130	5,473,116

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	34,494	—	537,162
Investments — affiliated issuers	3,953,339	2,425,466	20,735,108
Investments allocated from affiliated Portfolio	8,572,113	(4,180,698)	(14,099,951)

Net change in unrealized appreciation/depreciation	12,559,946	(1,755,232)	7,172,319

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,894,219	236,898	12,645,435

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$14,395,184	$3,248,412	$17,612,575

See accompanying notes to financial statements.

40

SPDR SSGA Ultra Short Term Bond ETF	SPDR MFS Systematic Core Equity ETF	SPDR MFS Systematic Growth Equity ETF	SPDR MFS Systematic Value Equity ETF

$395,777	$—	$—	$—
—	175,475	513,915	156,621
137,206	—	—	—
—	152,753	166,480	173,887
2,743	836	1,076	528
—	—	—	—
—	—	—	—
(44,600)	(32,264)	(128,050)	(25,814)

491,126	296,800	553,421	305,222

11,941	61,018	168,872	55,447
89	47	119	31
570	359	2,459	313

12,600	61,424	171,450	55,791

—	—	—	—

12,600	61,424	171,450	55,791

478,526	235,376	381,971	249,431

(10,589)	(19,335)	617,137	254,071
—	1,006,581	3,859,303	—
1,757	71,569	75,403	142,955
—	—	—	—
—	465,466	—	—
—	—	—	—
—	—	—	—

(8,832)	1,524,281	4,551,843	397,026

4,916	434,573	1,659,535	879,136
—	—	—	—
(39,765)	(903,515)	(185,665)	(541,655)

(34,849)	(468,942)	1,473,870	337,481

(43,681)	1,055,339	6,025,713	734,507

$434,845	$1,290,715	$6,407,684	$983,938

41

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	SPDR SSGA Multi-Asset Real Return ETF		SPDR SSGA Income Allocation ETF
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,500,965	$2,204,386	$3,011,514	$3,530,853
Net realized gain (loss)	(665,727)	(5,020,099)	1,992,130	1,636,027
Net change in unrealized appreciation/depreciation	12,559,946	2,590,190	(1,755,232)	1,395,074

Net increase (decrease) in net assets resulting from operations	14,395,184	(225,523)	3,248,412	6,561,954

Net equalization credits and charges	(6,781)	26,885	(16,838)	(24,329)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(2,524,937)	(2,180,468)	(2,983,228)	(3,075,849)

Net realized gains	—	—	—	—

Total distributions to shareholders	(2,524,937)	(2,180,468)	(2,983,228)	(3,075,849)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	44,751,476	47,857,927	4,988,040	1,595,744
Cost of shares redeemed	(27,954,964)	(10,818,117)	(8,240,529)	(14,310,948)
Net income equalization	6,781	(26,885)	16,838	24,329
Other capital	—	—	—	—

Net increase (decrease) in net assets from beneficial interest transactions	16,803,293	37,012,925	(3,235,651)	(12,690,875)

Net increase (decrease) in net assets during the period	28,666,759	34,633,819	(2,987,305)	(9,229,099)

Net assets at beginning of period	115,075,215	80,441,396	95,376,288	104,605,387

NET ASSETS AT END OF PERIOD	$143,741,974	$115,075,215	$92,388,983	$95,376,288

Undistributed (distribution in excess of) net investment income (loss)	$—	$(433,560)	$302,435	$149,271

SHARES OF BENEFICIAL INTEREST:
Shares sold	1,700,000	1,950,000	150,000	50,000
Shares redeemed	(1,100,000)	(450,000)	(250,000)	(450,000)

Net increase (decrease)	600,000	1,500,000	(100,000)	(400,000)

See accompanying notes to financial statements.

42

SPDR SSGA Global Allocation ETF		SPDR SSGA Ultra Short Term Bond ETF		SPDR MFS Systematic Core Equity ETF
Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17

$4,967,140	$5,663,196	$478,526	$167,483	$235,376	$96,734
5,473,116	280,703	(8,832)	(4,025)	1,524,281	141,523

7,172,319	11,097,304	(34,849)	44,001	(468,942)	911,630

17,612,575	17,041,203	434,845	207,459	1,290,715	1,149,887

32,328	(5,755)	31,387	(82)	9,845	—

(5,038,036)	(4,865,796)	(440,203)	(162,266)	(230,288)	(96,747)

—	—	—	—	(132,165)	—

(5,038,036)	(4,865,796)	(440,203)	(162,266)	(362,453)	(96,747)

34,147,005	27,444,065	48,298,111	6,030,951	33,108,321	—
(5,573,015)	(16,951,553)	(16,107,275)	(12,015,514)	(10,795,866)	—
(32,328)	5,755	(31,387)	82	(9,845)	—
—	—	40,638	18,045	(35)	—

28,541,662	10,498,267	32,200,087	(5,966,436)	22,302,575	—

41,148,529	22,667,919	32,226,116	(5,921,325)	23,240,682	1,053,140

207,780,396	185,112,477	18,117,432	24,038,757	6,861,690	5,808,550

$248,928,925	$207,780,396	$50,343,548	$18,117,432	$30,102,372	$6,861,690

$335,901	$310,145	$47,385	$5,324	$—	$(21,904)

900,000	800,000	1,200,000	150,000	450,000	—
(150,000)	(500,000)	(400,000)	(300,000)	(150,000)	—

750,000	300,000	800,000	(150,000)	300,000	—

43

SSGA ACTIVE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	SPDR MFS Systematic Growth Equity ETF		SPDR MFS Systematic Value Equity ETF
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$381,971	$203,810	$249,431	$71,072
Net realized gain (loss)	4,551,843	3,301,828	397,026	55,555
Net change in unrealized appreciation/depreciation	1,473,870	(247,234)	337,481	483,114

Net increase (decrease) in net assets resulting from operations	6,407,684	3,258,404	983,938	609,741

Net equalization credits and charges	24,904	3,639	25,776	2,637

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(390,903)	(196,549)	(261,180)	(74,269)

Net realized gains	(110,197)	—	(111,415)	(61,570)

Total distributions to shareholders	(501,100)	(196,549)	(372,595)	(135,839)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	27,658,642	45,181,472	26,360,403	2,907,751
Cost of shares redeemed	(28,220,128)	(21,298,530)	—	—
Net income equalization	(24,904)	(3,639)	(25,776)	(2,637)

Net increase (decrease) in net assets from beneficial interest transactions	(586,390)	23,879,303	26,334,627	2,905,114

Net increase (decrease) in net assets during the period	5,345,098	26,944,797	26,971,746	3,381,653

Net assets at beginning of period	39,078,770	12,133,973	5,980,933	2,599,280

NET ASSETS AT END OF PERIOD	$44,423,868	$39,078,770	$32,952,679	$5,980,933

Undistributed (distribution in excess of) net investment income (loss)	$—	$(22,472)	$—	$(17,301)

SHARES OF BENEFICIAL INTEREST:
Shares sold	350,000	650,000	400,000	50,000
Shares redeemed	(350,000)	(300,000)	—	—

Net increase (decrease)	—	350,000	400,000	50,000

See accompanying notes to financial statements.

44

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period

	SPDR SSGA Multi-Asset Real Return ETF
	Year Ended 6/30/18(a)		Year Ended 6/30/17(a)		Year Ended 6/30/16(a)		Year Ended 6/30/15(a)		Year Ended 6/30/14(a)
Net asset value, beginning of period	$23.97		$24.38		$25.85		$30.86		$27.68

Income (loss) from investment operations:
Net investment income (loss) (b)	0.53		0.56		0.30		0.43		0.57
Net realized and unrealized gain (loss) (c)	2.64		(0.44)		(1.43)		(5.02)		3.22

Total from investment operations	3.17		0.12		(1.13)		(4.59)		3.79

Net equalization credits and charges (b)	(0.00	)(d)	0.01		0.01		0.01		0.01

Distributions to shareholders from:
Net investment income	(0.52)		(0.54)		(0.35)		(0.43)		(0.62)

Net asset value, end of period	$26.62		$23.97		$24.38		$25.85		$30.86

Total return (e)	13.26%		0.56%		(4.22)%		(14.84)%		13.85%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$143,742		$115,075		$80,441		$140,895		$163,580
Ratios to average net assets:
Total expenses	0.22%		0.22%		0.28%		0.23%		0.24%
Net investment income (loss)	2.04%		2.28%		1.29%		1.53%		1.97%
Portfolio turnover rate	44%		46	%(f)	25	%(f)	33	%(f)	40	%(f)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.

See accompanying notes to financial statements.

45

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR SSGA Income Allocation ETF
	Year Ended 6/30/18 (a)	Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		Year Ended 6/30/14 (a)
Net asset value, beginning of period	$32.33	$31.23		$31.16		$32.70		$29.90

Income (loss) from investment operations:
Net investment income (loss) (b)	1.02	1.10		0.93		0.97		1.16
Net realized and unrealized gain (loss) (c)	0.09	0.98		0.22		(1.51)		2.86

Total from investment operations	1.11	2.08		1.15		(0.54)		4.02

Net equalization credits and charges (b)	(0.01)	(0.01)		(0.02)		0.02		(0.03)

Distributions to shareholders from:
Net investment income	(1.01)	(0.97)		(1.06)		(1.02)		(1.19)

Net asset value, end of period	$32.42	$32.33		$31.23		$31.16		$32.70

Total return (d)	3.34%	6.78%		3.77%		(1.59)%		13.57%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$92,389	$95,376		$104,605		$120,020		$103,035
Ratios to average net assets:
Total expenses	0.39%	0.37%		0.37%		0.35%		0.36%
Net investment income (loss)	3.07%	3.49%		3.07%		3.00%		3.73%
Portfolio turnover rate	29%	47	%(e)	54	%(e)	64	%(e)	63	%(e)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.

See accompanying notes to financial statements.

46

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR SSGA Global Allocation ETF
	Year Ended 6/30/18 (a)		Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		Year Ended 6/30/14 (a)
Net asset value, beginning of period	$35.52		$33.35		$34.61		$35.47		$31.18

Income (loss) from investment operations:
Net investment income (loss) (b)	0.81		0.99		0.81		0.92		0.98
Net realized and unrealized gain (loss) (c)	2.18		2.03		(1.09)		(0.73)		4.20

Total from investment operations	2.99		3.02		(0.28)		0.19		5.18

Net equalization credits and charges (b)	0.01		0.00	(d)	0.02		0.05		0.02

Distributions to shareholders from:
Net investment income	(0.80)		(0.85)		(0.94)		(0.91)		(0.91)
Net realized gains	—		—		(0.06)		(0.19)		—

Total distributions	(0.80)		(0.85)		(1.00)		(1.10)		(0.91)

Net asset value, end of period	$37.72		$35.52		$33.35		$34.61		$35.47

Total return (e)	8.46%		9.14%		(0.63)%		0.66%		16.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$248,929		$207,780		$185,112		$143,655		$97,589
Ratios to average net assets:
Total expenses	0.20%		0.20%		0.20%		0.20%		0.20%
Net expenses	0.09	%(d)	0.01%		0.06%		0.05%		0.05%
Net investment income (loss)	2.14%		2.91%		2.45%		2.60%		2.91%
Portfolio turnover rate	43%		90	%(f)	86	%(f)	98	%(f)	89	%(f)

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than 0.005%.
(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.

See accompanying notes to financial statements.

47

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR SSGA Ultra Short Term Bond ETF
	Year Ended 6/30/18 (a)	Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		For the Period 10/9/13* - 6/30/14 (a)
Net asset value, beginning of period	$40.26	$40.06		$40.05		$40.10		$40.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.68	0.44		0.27		0.13		0.10
Net realized and unrealized gain (loss) (c)	(0.14)	0.13		(0.21)		(0.05)		0.03

Total from investment operations	0.54	0.57		0.06		0.08		0.13

Net equalization credits and charges (b)	0.04	(0.00	)(d)	0.07		0.00	(d)	0.00	(d)

Other capital (b)	0.06	0.05		0.12		0.01		0.05

Distributions to shareholders from:
Net investment income	(0.63)	(0.42)		(0.18)		(0.14)		(0.08)
Net realized gains	—	—		(0.06)		—		—

Total distributions	(0.63)	(0.42)		(0.24)		(0.14)		(0.08)

Net asset value, end of period	$40.27	$40.26		$40.06		$40.05		$40.10

Total return (e)	1.60%	1.53%		0.65%		0.20%		0.46%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$50,344	$18,117		$24,039		$16,018		$14,035
Ratios to average net assets:
Total expenses	0.20%	0.20%		0.20%		0.20%		0.20	%(f)
Net investment income (loss)	1.70%	1.09%		0.69%		0.33%		0.34	%(f)
Portfolio turnover rate	76%	83	%(g)	407	%(g)	79	%(g)	39	%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Annualized.
(g)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

See accompanying notes to financial statements.

48

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Core Equity ETF
	Year Ended 6/30/18 (a)		Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		For the Period 1/8/14* - 6/30/14 (a)
Net asset value, beginning of period	$68.62		$58.09		$58.53		$53.60		$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.13		0.97		1.02		0.81		0.31
Net realized and unrealized gain (loss) (c)	7.30		10.53		0.00	(d)	6.48		3.59

Total from investment operations	8.43		11.50		1.02		7.29		3.90

Net equalization credits and charges (b)	0.05		—		0.20		(0.04)		—

Other capital (b)	(0.00	)(d)	—		—		—		—

Distributions to shareholders from:
Net investment income	(0.96)		(0.97)		(1.03)		(0.88)		(0.30)
Net realized gains	(0.88)		—		(0.63)		(1.44)		—

Total distributions	(1.84)		(0.97)		(1.66)		(2.32)		(0.30)

Net asset value, end of period	$75.26		$68.62		$58.09		$58.53		$53.60

Total return (e)	12.36%		19.92%		2.21%		13.70%		7.81%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$30,102		$6,862		$5,809		$2,926		$5,360
Ratios to average net assets:
Total expenses	0.60%		0.60%		0.61%		0.60%		0.60	%(f)
Net investment income (loss)	1.51%		1.52%		1.78%		1.42%		1.25	%(f)
Portfolio turnover rate	67%		67	%(g)	39	%(g)	54	%(g)	27	%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Annualized.
(g)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

See accompanying notes to financial statements.

49

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Growth Equity ETF
	Year Ended 6/30/18 (a)	Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		For the Period 1/8/14* - 6/30/14 (a)
Net asset value, beginning of period	$71.05	$60.67		$60.24		$53.56		$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	0.61	0.70		0.63		0.66		0.28
Net realized and unrealized gain (loss) (c)	9.80	10.27		1.62		8.60		3.55

Total from investment operations	10.41	10.97		2.25		9.26		3.83

Net equalization credits and charges (b)	0.04	0.01		0.01		0.00	(d)	—

Distributions to shareholders from:
Net investment income	(0.60)	(0.60)		(0.61)		(0.68)		0.27
Net realized gains	(0.13)	—		(1.22)		(1.90)		—

Total distributions	(0.73)	(0.60)		(1.83)		(2.58)		(0.27)

Net asset value, end of period	$80.77	$71.05		$60.67		$60.24		$53.56

Total return (e)	14.71%	18.18%		3.96%		17.53%		7.68%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$44,424	$39,079		$12,134		$6,024		$5,356.00
Ratios to average net assets:
Total expenses	0.61%	0.60%		0.61%		0.60%		0.60	%(f)
Net investment income (loss)	0.77%	1.05%		1.06%		1.14%		1.16	%(f)
Portfolio turnover rate	76%	55	%(g)	56	%(g)	67	%(g)	20	%(g)(h)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)	Amount is less than $0.005 per share.
(e)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(f)	Annualized.
(g)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(h)	Not annualized.

See accompanying notes to financial statements.

50

SSGA ACTIVE TRUST

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share outstanding throughout each period

	SPDR MFS Systematic Value Equity ETF
	Year Ended 6/30/18 (a)	Year Ended 6/30/17 (a)		Year Ended 6/30/16 (a)		Year Ended 6/30/15 (a)		For the Period 1/8/14* - 6/30/14 (a)
Net asset value, beginning of period	$59.81	$51.99		$57.90		$52.67		$50.00

Income (loss) from investment operations:
Net investment income (loss) (b)	1.21	1.03		0.99		0.75		0.34
Net realized and unrealized gain (loss) (c)	6.94	8.99		(2.66)		6.28		2.67

Total from investment operations	8.15	10.02		(1.67)		7.03		3.01

Net equalization credits and charges (b)	0.12	0.04		—		(0.03)		—

Distributions to shareholders from:
Net investment income	(1.06)	(1.01)		(1.01)		(0.85)		(0.34)
Net realized gains	(1.11)	(1.23)		(3.23)		(0.92)		—

Total distributions	(2.17)	(2.24)		(4.24)		(1.77)		(0.34)

Net asset value, end of period	$65.91	$59.81		$51.99		$57.90		$52.67

Total return (d)	13.82%	19.61%		(2.47)%		13.47%		6.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$32,953	$5,981		$2,599		$2,895		$5,267
Ratios to average net assets:
Total expenses	0.60%	0.60%		0.62%		0.60%		0.60	%(e)
Net investment income (loss)	1.83%	1.80%		1.85%		1.36%		1.43	%(e)
Portfolio turnover rate	54%	64	%(f)	64	%(f)	61	%(f)	23	%(f)(g)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio prior to discontinuance of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)

Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

(d)

Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.

(e)	Annualized.
(f)	Portfolio turnover is from the Fund’s Portfolio prior to discontinuance of master-feeder structure. See Note 1.
(g)	Not annualized.

See accompanying notes to financial statements.

51

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

1.	Organization

SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.

As of June 30, 2018, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate to the following series (each, a “Fund” and collectively, the “Funds”):

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

Each Fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR SSGA Ultra Short Term Bond ETF, which is a non-diversified investment company.

Prior to the close of business on May 7, 2018, each fund had been operating in a “ master-feeder” arrangement, under which each Fund invested substantially all of its assets in a corresponding series of SSGA Master Trust (i.e., a “Portfolio/ Master fund”). Each Portfolio was a separate mutual fund that had identical investment objective, and substantially identical investment strategies, policies and risks as the respective Fund ( i.e., a “feeder”). As a result of this arrangement, each Fund had an indirect interest in all of the securities owned by the corresponding Portfolio.

As of the close of business on May 8, 2018, the securities held by each Portfolio were transferred “in-kind” to their respective Feeder in a tax-free exchange of each Feeder’s interests as part of a complete liquidation of the corresponding Portfolio.

Effective May 7, 2018, each Fund pursues its investment objective through direct investment in securities of the same type that previously would have been owned by the corresponding Portfolio. The discontinuance of the master-feeder arrangement on each Fund had no impact on shareholder’s net asset value or the results of operations for each Fund.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation

Each Fund’s investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.

52

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Valuation techniques used to value each Fund’s investments by major category are as follows:

•

Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•

Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.

•

Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•

Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.

Various inputs are used in determining the value of the Funds’ investments.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•

Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of June 30, 2018, is disclosed in each Fund’s respective Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for the period ended June 30, 2018.

Investment Transactions and Income Recognition

Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions, prior to May 7, 2018, consist of each Fund’s pro-rata share of its corresponding Portfolio’s realized gains and losses. Realized gains and losses from the sale and disposition of investments are determined using

53

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

the identified cost method. For activity prior to May 7, 2018, net investment income consists of each Fund’s pro-rata share of the net investment income of its corresponding Portfolio less expenses of the Fund.

Subsequent to May 7, 2018 Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Expenses

Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust.

Each Fund was allocated a pro rata share of the expenses of its corresponding portfolio prior to May 7, 2018.

Equalization

Certain Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

The following Funds utilized equalization during the period ended June 30, 2018:

SPDR SSGA Multi-Asset Real Return ETF

SPDR SSGA Income Allocation ETF

SPDR SSGA Global Allocation ETF

SPDR SSGA Ultra Short Term Bond ETF

SPDR MFS Systematic Core Equity ETF

SPDR MFS Systematic Growth Equity ETF

SPDR MFS Systematic Value Equity ETF

Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds, except for the SPDR SSGA Ultra Short Term Bond Fund ETF. The SPDR SSGA Ultra Short Term Bond Fund ETF declares and distributes distributions to shareholders monthly.

Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code’). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.

3.	Fees and Transactions with Affiliates

Advisory Fee

Each Fund has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:

Annual Rate*
SPDR SSGA Multi-Asset Real Return ETF	0.70%
SPDR SSGA Income Allocation ETF	0.70
SPDR SSGA Global Allocation ETF	0.35
SPDR SSGA Ultra Short Term Bond ETF	0.20

54

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

Annual Rate
SPDR MFS Systematic Core Equity ETF	0.60%
SPDR MFS Systematic Growth Equity ETF	0.60
SPDR MFS Systematic Value Equity ETF	0.60

*

The Advisory fee is reduced by the proportional amount of the advisory fee, of each Fund’s respective Portfolio prior discontinuance of master feeder structure on May 7, 2018, as well as for SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF and SPDR SSGA Global Allocation ETF acquired fund fees and expenses. For the year ended June 30, 2018, the net annualized advisory fee was 0.05%, 0.21%, (0.09)%, 0.04%, 0.39%, 0.34% and 0.41% for the SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, respectively. For the SPDR SSGA Global Allocation ETF the reduction resulted in a fee reimbursement which is identified on the Statements of Operations.

The Adviser pays all operating expenses of each Fund other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s Independent Trustees (including any Trustees’ counsel fees), acquired fund fees and expenses, litigation expenses, and other extraordinary expenses.

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees

SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.

Distributor

State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.

Other Transactions with Affiliates

The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2018, are disclosed in the Schedules of Investments.

4.	Trustees’ Fees

The fees and expenses of the Trust’s trustees , who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

5.	Investment Transactions

Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the period ended June 30, 2018, were as follows:

	Purchases	Sales
SPDR SSGA Multi-Asset Real Return ETF	$54,398,443	$54,340,299
SPDR SSGA Income Allocation ETF	28,915,101	28,731,400
SPDR SSGA Global Allocation ETF	95,567,041	108,319,160
SPDR SSGA Ultra Short Term Bond ETF	50,586,914	20,147,053
SPDR MFS Systematic Core Equity ETF	10,432,933	10,675,039
SPDR MFS Systematic Growth Equity ETF	37,322,582	37,586,674
SPDR MFS Systematic Value Equity ETF	7,702,935	7,858,359

55

SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

For the period ended June 30, 2018, the following Funds had in-kind contributions, redemptions and net realized gains/losses in the amounts as follows:

	In-kind Contributions	In-kind Redemptions	In-kind Net Realized Gains/(Losses)
SPDR SSGA Multi-Asset Real Return ETF	$12,084,174	$9,224,196	$901,759
SPDR SSGA Income Allocation ETF	—	1,567,090	135,925
SPDR SSGA Global Allocation ETF	1,711,605	—	—
SPDR SSGA Ultra Short Term Bond ETF	—	—	—
SPDR MFS Systematic Core Equity ETF	3,777,571	3,769,369	465,466
SPDR MFS Systematic Growth Equity ETF	—	—	—
SPDR MFS Systematic Value Equity ETF	3,304,364	—	—

6.	Shareholder Transactions

Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.

7.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.

Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for character of distributions, nontaxable dividend adjustments to income, in-kind transactions, partnership basis adjustments and wash sale loss deferrals. In addition, certain Funds claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2018, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$2,542,937	$—	$2,524,937
SPDR SSGA Income Allocation ETF	2,983,228	—	2,983,228

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SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Global Allocation ETF	$5,038,036	$—	$5,038,036
SPDR SSGA Ultra Short Term Bond ETF	440,203	—	440,203
SPDR MFS Systematic Core Equity ETF	288,664	73,789	362,453
SPDR MFS Systematic Growth Equity ETF	501,100	—	501,100
SPDR MFS Systematic Value Equity ETF	311,625	60,970	372,595

The tax character of distributions paid during the year ended June 30, 2017, was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
SPDR SSGA Multi-Asset Real Return ETF	$2,180,468	$—	$2,180,468
SPDR SSGA Income Allocation ETF	3,075,849	—	3,075,849
SPDR SSGA Global Allocation ETF	4,865,796	—	4,865,796
SPDR SSGA Ultra Short Term Bond ETF	162,266	—	162,266
SPDR MFS Systematic Core Equity ETF	96,747	—	96,747
SPDR MFS Systematic Growth Equity ETF	196,549	—	196,549
SPDR MFS Systematic Value Equity ETF	83,567	52,272	135,839

At June 30, 2018, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR SSGA Multi-Asset Real Return ETF	—	(33,524,267)	—	2,153,801	—	(31,370,466)
SPDR SSGA Income Allocation ETF	302,435	(6,875,279)	—	2,283,852	—	(4,288,992)
SPDR SSGA Global Allocation ETF	335,901	(6,376,823)	—	21,201,167	—	15,160,245
SPDR SSGA Ultra Short Term Bond ETF	47,385	(287,597)	—	3,820	—	(236,392)
SPDR MFS Systematic Core Equity ETF	—	—	—	431,910	(3,400)	428,510
SPDR MFS Systematic Growth Equity ETF	412,702	—	—	1,675,548	—	2,088,250
SPDR MFS Systematic Value Equity ETF	123,367	—	175,077	877,838	—	1,176,282

*	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of June 30, 2018, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

	Non-Expiring Short Term	Non-Expiring Long Term
SPDR SSGA Multi-Asset Real Return ETF	$9,431,204	$24,093,063
SPDR SSGA Income Allocation ETF	5,331,081	1,544,198
SPDR SSGA Global Allocation ETF	6,376,823	—
SPDR SSGA Ultra Short Term Bond ETF	272,054	15,543

As of June 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Multi-Asset Real Return ETF	$149,461,300	$3,422,646	$1,268,844	$2,153,802
SPDR SSGA Income Allocation ETF	102,302,244	4,129,857	1,846,004	2,283,853

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SSGA ACTIVE TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2018

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR SSGA Global Allocation ETF	$235,957,025	$22,134,237	$933,070	$21,201,167
SPDR SSGA Ultra Short Term Bond ETF	50,953,962	35,853	32,033	3,820
SPDR MFS Systematic Core Equity ETF	29,650,439	1,542,457	1,110,546	431,911
SPDR MFS Systematic Growth Equity ETF	42,722,465	3,360,541	1,684,993	1,675,548
SPDR MFS Systematic Value Equity ETF	32,042,035	1,687,603	809,766	877,837

8.	Line of Credit

Certain Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2018 unless extended or renewed.

The SPDR Ultra Short Term Bond ETF participates in the credit facility as of period ended June 30, 2018:

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

The Fund had no outstanding loans as of June 30, 2018.

9.	Risks

Concentration Risk

As a result of the Funds’ ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Fund were more broadly diversified.

Foreign and Emerging Markets Risk

Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds invest in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

11.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

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SSGA ACTIVE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF and Board of Trustees of SSGA Active Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF (collectively referred to as the “Funds”) (seven of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments, as of June 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (seven of the funds constituting SSGA Active Trust) at June 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the SSGA Active Trust	Statement of operations	Statements of changes in net assets	Financial highlights
SPDR SSGA Multi-Asset Real Return ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
SPDR SSGA Income Allocation ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
SPDR SSGA Global Allocation ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the five years in the period ended June 30, 2018
SPDR SSGA Ultra Short Term Bond ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the four years in the period ended June 30, 2018 and the period from October 9, 2013 (commencement of operations) through June 30, 2014
SPDR MFS Systematic Core Equity ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the four years in the period ended June 30, 2018 and the period from January 8, 2014 (commencement of operations) through June 30, 2014
SPDR MFS Systematic Growth Equity ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the four years in the period ended June 30, 2018 and the period from January 8, 2014 (commencement of operations) through June 30, 2014
SPDR MFS Systematic Value Equity ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the four years in the period ended June 30, 2018 and the period from January 8, 2014 (commencement of operations) through June 30, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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SSGA ACTIVE TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.

Boston, Massachusetts

August 31, 2018

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OTHER INFORMATION

June 30, 2018 (Unaudited)

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.

The table below illustrates your Fund’s cost in two ways:

Based on actual fund return —This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.

Based on hypothetical 5% return —This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio(a)	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
SPDR SSGA Multi-Asset Real Return ETF	0.22%	$1,018.70	$1.10	$1,023.70	$1.10
SPDR SSGA Income Allocation ETF	0.39	975.50	1.91	1,022.90	1.96
SPDR SSGA Global Allocation ETF	0.10	996.10	0.49	1,024.30	0.50
SPDR SSGA Ultra Short Term Bond ETF	0.20	1,009.50	1.00	1,023.80	1.00
SPDR MFS Systematic Core Equity ETF	0.60	1,021.20	3.01	1,021.80	3.01
SPDR MFS Systematic Growth Equity ETF	0.61	1,022.10	3.06	1,021.80	3.06
SPDR MFS Systematic Value Equity ETF	0.60	1,009.10	2.99	1,021.80	3.01

(a)	Expenses are equal to the Fund’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2018.

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SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

Dividends Received Deduction

Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2018 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Qualified Interest Income

Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.

Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2018:

Amount
SPDR MFS Systematic Core Equity ETF	$136,260
SPDR MFS Systematic Value Equity ETF	60,970

Foreign Tax Credit

The Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Funds to its shareholders. For the year ended June 30, 2018, the total amount of foreign taxes that will be passed through are:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$124,514
SPDR SSGA Income Allocation ETF	90,328
SPDR SSGA Global Allocation ETF	121,724

The amount of foreign source income earned on the following Funds during the year ended June 30, 2018 were as follows:

Amount
SPDR SSGA Multi-Asset Real Return ETF	$1,233,247
SPDR SSGA Income Allocation ETF	1,015,389
SPDR SSGA Global Allocation ETF	2,097,001

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at www.spdrs.com.

Proxy Voting Policies and Procedures and Records

A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC’s website, at www.sec.gov.

Information regarding how the investment adviser voted for the prior 12-months period ended June 30, is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds’ website at www.spdrs.com.

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OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

Quarterly Portfolio Schedule

The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds’ website at www.spdrs.com.

Approval of Advisory Agreement

At in-person meetings held prior to June 30, 2018, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the following operational series of SSGA Active Trust: SPDR SSGA Multi-Asset Real Return ETF, SPDR SSGA Income Allocation ETF, SPDR SSGA Global Allocation ETF, SPDR SSGA Ultra Short Term Bond ETF, SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF (the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.

To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in active management, managing exchange-traded funds, and in overseeing third-party sub-advisers, as applicable.

Investment Performance

The Board then reviewed the Funds’ performance. The Board compared each Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered the following performance information in its evaluation of the Funds:

SPDR SSGA Multi-Asset Real Return ETF. The Board considered that, although the Fund underperformed the median of its Performance Group for the 1-, 3-, 4- and 5-year periods, the Fund outperformed the median of its Performance Group for the 2-year period. In addition, the Board considered that the Fund underperformed its benchmark index for the 1-, 3- and 5-year and since inception periods.

63

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

SPDR SSGA Income Allocation ETF. The Board considered that, although the Fund underperformed the median of its Performance Group for the 1- and 5-year periods, it either equaled or outperformed the median of its Performance Group for the 2-, 3- and 4-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 3- and 5-year and since inception periods, it outperformed its benchmark index for the 1-year period.

SPDR SSGA Global Allocation ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2-, 3-, 4- and 5-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the 3-year period, it outperformed its benchmark index for the 1- and 5-year and since inception periods.

SPDR SSGA Ultra Short Term Bond ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1- and 4-year periods, it equaled the median of its Performance Group for the 2- and 3-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.

SPDR MFS Systematic Core Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2- and 3-year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the 3-year and since inception periods.

SPDR MFS Systematic Growth Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2- and 3- year periods. In addition, the Board considered that although the Fund underperformed its benchmark index for the most recent 1-year period, it outperformed its benchmark index for the 3-year and since inception periods.

SPDR MFS Systematic Value Equity ETF. The Board considered that the Fund outperformed the median of its Performance Group for the 1-, 2- and 3- year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.

In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors.

Profits Realized by Adviser

The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.

Fees Charged to Comparable Funds

The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds — i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. In doing so, the Board used a fund by fund analysis of the data.

Other Benefits

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.

Economies of Scale

The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale

64

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

(among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.

Conclusion

After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of each Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trust.

Approval of Massachusetts Financial Services Company Sub-Advisory Agreement

At in-person meetings held prior to June 30, 2018, the Board also evaluated a proposal to continue the Sub-Advisory Agreement (the “MFS Sub-Advisory Agreement”) between the Adviser and Massachusetts Financial Services Company (“MFS”) with respect to the SPDR MFS Systematic Core Equity ETF, SPDR MFS Systematic Growth Equity ETF and SPDR MFS Systematic Value Equity ETF, each a series of the SSGA Active Trust (the “MFS Funds”). The Independent Trustees also met separately to consider the MFS Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.

To evaluate the MFS Sub-Advisory Agreement, the Board requested, and MFS and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the MFS Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by MFS with respect to the MFS Funds under the MFS Sub-Advisory Agreement and (ii) investment performance of the MFS Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to MFS under the MFS Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the MFS Funds.

The Board considered the background and experience of MFS’s senior management and, in particular, MFS’s experience in investing in equity securities. The Board reviewed the MFS Funds’ performance, noting that the performance of the MFS Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each MFS Fund and MFS’s fees paid by the Adviser. The Board also considered whether MFS benefited in other ways from its relationship with the SSGA Active Trust.

After weighing the foregoing factors as well as the relevant factors discussed in relation to the MFS Sub-Advisory Agreement between the SSGA Active Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the MFS Sub-Advisory Agreement for each MFS Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by MFS with respect to the MFS Funds were appropriate; (b) the performance of the MFS Funds had been satisfactory; (c) MFS’s fees for the MFS Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to MFS were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to MFS adequately shared the economies of scale with each applicable MFS Fund by way of the relatively low fee structure of the Trust.

65

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

TRUSTEES AND OFFICERS

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Active Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	127	None.
DAVID M. KELLY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	127	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	127	The Motley Fool Funds Trust (Trustee).
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	196	None.

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

*

Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

66

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001-present)*; Senior Managing Director, State Street Global Advisors (1992-present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017-present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015-present); Director, Credit Suisse (April 2008-July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005-Present)*; Managing Director, State Street Global Advisors (2005-present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005-present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011-present); Clerk, SSGA Funds Management, Inc. (2013-present); Associate, Financial Services Group, Dechert LLP (2006-2011).
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013-present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**
ESTEFANIA SALOMON State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111 1983	Assistant Secretary	Term: Unlimited Served: since May 2018	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2018-present); Senior Compliance Consultant, AdvisorAssist, LLC (2017); Attorney, Commonwealth of Massachusetts, Securities Division (2014-2017).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014-present); Vice President, State Street Bank and Trust Company (2001-November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016-present); Senior Vice President, John Hancock Investments (September 2007-May 2016).

67

SSGA ACTIVE TRUST

OTHER INFORMATION (continued)

June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011-July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Assistant Director, Cambridge Associates, LLC (July 2014-January 2015); Vice President, Bank of New York Mellon (July 2012-August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003-July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007-present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015-present); Officer, State Street Bank and Trust Company (March 2009-May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013-present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010-2013); Director of Compliance, AARP Financial Inc. (2008-2010).

*	Served in various capacities and/or with various affiliated entities during noted time period.
**

Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.

Statement of Additional Information (SAI) includes additional information about Funds’ directors and is available, without charge, upon request and by calling 1-866-787-2257.

68

SPDR Series Trust

Trustees

Bonny E. Boatman

Dwight D. Churchill

David M. Kelly

Frank Nesvet, Chairman

James E. Ross

Carl G. Verboncoeur

Officers

Ellen M. Needham, President

Bruce S. Rosenberg, Treasurer

Ann M. Carpenter, Vice President and Deputy Treasurer

Michael P. Riley, Vice President

Chad C. Hallett, Deputy Treasurer

Darlene Anderson-Vasquez, Deputy Treasurer

Arthur A. Jensen, Deputy Treasurer

Sujata Upreti, Assistant Treasurer

Daniel Foley, Assistant Treasurer

Daniel G. Plourde, Assistant Treasurer

Jesse D. Hallee, Secretary

Estefania Salomon, Assistant Secretary

Brian Harris, Chief Compliance Officer; Anti-Money

Laundering Officer; Code of Ethics Compliance Officer

Joshua A. Weinberg, Chief Legal Officer

Investment Manager and Administrator

SSGA Funds Management, Inc.

One Iron Street

Boston, MA 02210

Distributor

State Street Global Advisors Funds Distributors, LLC

One Iron Street

Boston, MA 02210

Custodian, Sub-Administrator and Transfer Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust

For more complete information, please call 1.866.787.2257 or visit www.spdrs.com today.

State Street Global Advisors,

One Iron Street

Boston, MA 02210

ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.

Because the SPDR SSGA Active Asset Allocation ETFs are actively managed, they are therefore subject to the risk that the investments selected by SSGA may cause the ETFs to underperform relative to their benchmarks or other funds with similar investment objectives. Actively managed ETFs do not seek to replicate the performance of a specified index.

Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.

Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.

Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.

Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.

State Street Global Advisors Funds Distributors, LLC is the distributor for all registered products on behalf of the adviser. SSGA Funds Management has retained Massachusetts Financial Services Company as the sub-adviser.

Massachusetts Financial Services Company is not affiliated with State Street Global Advisors Funds Distributors, LLC.

Before investing, consider a Fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.spdrs.com. Read it carefully.

Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

© 2018 State Street Corporation - All Rights Reserved

SPDRACTIVEAR

Annual Report
June 30, 2018
SSGA Active Trust
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

[This Page Intentionally Left Blank]

Notes to Performance Summaries (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The JP Morgan Corporate Emerging Markets Bond Index Broad Diversified is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
The Bloomberg Barclays U.S. Aggregate 1-3 Year Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market that have a remaining maturity of greater than or equal to 1 year and less than 3 years. The index includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.
The Bloomberg Barclays U.S. Aggregate Bond Index provides a measure of the performance of the U.S. dollar denominated investment grade bond market, which includes investment grade (must be Baa3/BBB or higher using the middle rating of Moody’s Investor Service, Inc., Standard & Poor’s, and Fitch Inc.) government bonds, investment grade corporate bonds, mortgage pass through securities, commercial mortgage backed securities and asset backed securities that are publicly for sale in the United States.
See accompanying notes to financial statements.

SPDR DOUBLELINE EMERGING MARKETS FIXED INCOME ETF
Management’s Discussion Of Fund Performance (Unaudited)
The SPDR DoubleLine Emerging Markets Fixed Income ETF (the “Fund”) seeks to provide high total return from current income and capital appreciation. The Fund’s benchmark is the JP Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified (the “Index”).
For the 12-month period ended June 30, 2018, the total return for the Fund was –0.65%, and the Index was –0.14%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Performance was affected by the Fund shifting to a more conservative portfolio positioning during the Reporting Period with a shorter duration, larger weighting in investment grade “IG”credits, and higher allocation to Asian credits, relative to the Index. Over the Reporting Period, front-end U.S. Treasury yields rose more than long-end yields, IG credits underperformed their high yield counterparts, and Asian credits lagged in performance relative to most other regional peers. Positive contributors to the Fund’s performance included the relative overweight allocation to Latin American credits, which outperformed most other regional peers during the Reporting Period.
Emerging market sovereign and corporate external bonds posted negative performance in the Reporting Period ended June 30, 2018 against a backdrop of heightened trade tensions, rising global interest rates, and elevated market volatility. The Fund benefited from having a shorter duration and higher credit quality than the benchmark in the first half of 2018 as heightened trade tensions and elevated market volatility caused emerging market spreads to widen out. However, the portfolio began de-risking in the back half of 2017 when emerging market credits were still rallying, which, in turn, detracted from the performance of the portfolio relative to the benchmark.
Africa was the best performing region, driven in part by rising commodity prices, while Europe was the worst performing region. Over the period, the fund was underweight Africa relative to the Index. This detracted from performance.
The U.S. Treasury curve bear flattened over the Reporting Period, with the 2-10s U.S. Treasury spread falling to 33 bps. 2 year U.S. Treasury yields rose 115 bps over the 12-month period to end at 2.53%, while 10 year UST yields rose 56 bps over the 12-month period to end at 2.86%. The majority of the rate movement occurred after 3Q2018 when the portfolio was positioned conservatively with a duration shorter than the benchmark. This positioning benefitted the portfolio relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Petrobras Global Finance, an energy name out of Brazil, a government bond from Brazil, and a government bond from Panama. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were two energy credits out of Argentina (Pampa Energia SA and YPF Sociedad Anonima) and a government bond from the Philippines.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Performance Summary (UNAUDITED)
Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified	Net Asset Value	Market Value	JP Morgan Corporate Emerging Markets Bond Index Broad Diversified
ONE YEAR	– 0.65%	– 0.20%	– 0.14%	– 0.65%	– 0.20%	– 0.14%
SINCE INCEPTION(1)	10.77%	11.08%	9.85%	4.72%	4.86%	4.34%

(1)	For the period April 13, 2016 to June 30, 2018.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Emerging Markets Fixed Income ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.76% (0.65% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.65% until October 31, 2018.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF
Portfolio Statistics (UNAUDITED)
Top Five Holdings as of June 30, 2018

Description	% of Net Assets
Temasek Financial I, Ltd. 2.38% 1/23/2023	2.8%
Philippine Government International Bond 4.20% 1/21/2024	2.3
Axiata SPV2 Bhd 3.47% 11/19/2020	2.1
Malayan Banking Bhd 3.91% 10/29/2026	2.0
SACI Falabella 3.75% 4/30/2023	2.0
TOTAL	11.2%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2018

% of Net Assets
Corporate Bonds & Notes	70.1%
Foreign Government Obligations	21.7
Short-Term Investment	7.3
Other Assets in Excess of Liabilities	0.9
TOTAL	100.0%
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DOUBLELINE SHORT DURATION TOTAL RETURN TACTICAL ETF
Management’s Discussion of Fund Performance (Unaudited)
The SPDR DoubleLine Short Duration Total Return Tactical ETF (the “Fund”) seeks to maximize current income with a dollar-weighted average effective duration between one and three years. The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate 1-3 Year Index (the “Index”).
For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 0.43%, and the Index was 0.22%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Allocations to U.S. Treasuries, Commercial Mortgage Backed Securities (“CMBS”), and Residential Mortgage Backed Securities (“RMBS”) were primary drivers of Fund performance during the Reporting Period relative to the Index. With respect to Treasuries, the Fund’s overweight to duration resulted in significant outperformance both relative to the BAML1-3yr Treasury Index as well as the overall Fund benchmark. Allocation changes were made at the end of April increasing Treasury allocations while decreasing RMBS exposures. The Fund’s allocation to CMBS posted a return of 3.05% for the Reporting Period. The composition within this sector rotated from Fixed Rate to Floating Rate paper. To begin the Reporting Period, CMBS holdings were approximately 2/3rd fixed and 1/3rd floating and these exposures ended the Reporting Period approximately reversed. This rotation amidst rising short term rates helped CMBS become the top performing sector in the Fund – albeit with a relatively small overall Fund weight. The Fund’s RMBS were only able to approximately keep pace with the performance of the Index. It was a relatively weak year for residential mortgages as a whole and towards the end of the Reporting Period we decided to reduce the Fund’s allocation to RMBS, with the majority of this change being a move out of Agency MBS.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were SCLP 2017-1 A (SOFI Consumer Loan Program), WLAKE 2017-2A C (Westlake Automobile Receivables), and UBSCM 2017-C1 XA (UBS Commercial Mortgage). The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Scientific Games Term Loan, Temasek Financial Term Loan, and FNR 2012-32 DA (Fannie Mae).
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Performance Summary (UNAUDITED)
Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate 1-3 Year Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate 1-3 Year Index
ONE YEAR	0.43%	0.83%	0.22%	0.43%	0.83%	0.22%
SINCE INCEPTION(1)	2.63%	2.76%	1.23%	1.18%	1.23%	0.56%

(1)	For the period April 13, 2016 to June 30, 2018.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Short Duration Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.51% (0.45% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.45% until October 31, 2018.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF
Portfolio Statistics (UNAUDITED)
Top Five Holdings as of June 30, 2018

Description	% of Net Assets
U.S. Treasury Notes 1.25% 7/31/2023	4.9%
U.S. Treasury Notes 2.13% 9/30/2021	4.2
U.S. Treasury Notes 2.00% 8/31/2021	4.2
U.S. Treasury Notes 2.75% 2/15/2028	4.1
U.S. Treasury Bill 1.79% 8/16/2018	4.0
TOTAL	21.4%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Portfolio Composition as of June 30, 2018

% of Net Assets
U.S. Treasury Obligations	38.6%
Corporate Bonds & Notes	25.6
U.S. Government Agency Obligations	25.0
Mortgage-Backed Securities	5.8
Asset-Backed Securities	2.9
Foreign Government Obligations	1.8
Senior Floating Rate Loans	0.0 *
Short-Term Investment	0.5
Liabilities in Excess of Other Assets	(0.2)
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund's portfolio composition is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF
Management’s Discussion of Fund Performance (Unaudited)
The SPDR DoubleLine Total Return Tactical ETF (the “Fund”) seeks to maximize total return.* The Fund’s benchmark is the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).
For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 0.04% and the Index was –0.40%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Allocations to U.S. Treasuries, Bank Loans, Commercial Mortgage Backed Securities (“CMBS”), and Residential Mortgage Backed Securities (“RMBS”) were primary drivers of Fund Performance during the Reporting Period relative to the Index. With respect to Treasuries, a period of consistent increases in rates created a tough environment for the sector. Conversely, the Bank Loan allocation remained a positive Fund contributor during the Reporting Period, experiencing just two calendar months of negative returns during the Reporting Period. Rising short term benchmark rates leading to higher income resulted in Bank Loans being the top performing sector and contributing to the Fund’s outperformance. CMBS made up was the second best performing sector. Over the Reporting Period, CMBS holdings rotated from a mix of approximately 90% Fixed Rate and 10% Floating Rate securities to 70% Fixed Rate and 30% Floating Rate. This shift positioned the sector to benefit from rising short term rates while also receiving the tailwind of consistently tightening credit spreads. The RMBS sector, which was the Fund’s largest allocation, was able to outperform the overall index by approximately 0.74% on the year. This outperformance was achieved with a duration that was consistently below that of the Index. Towards the end of the reporting period the Fund decreased its allocation to Non-Agencies and increased the allocation to U.S. Treasuries in order to trim positions in the Non-Agency space that appeared to carry full valuations.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were OMFIT 2015-1A A (OneMain Financial Issuance Trust), and CSH 2016-2A D (Colony Starwood Homes), and NGL Energy Partners. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Gates Global Term Loan, First Data Term Loan, and El Dorado Resorts Term Loan.
* Prior to May 7, 2018, the Fund operated in a “master-feeder” arrangement, under which the Fund invested substantially all of its assets in the State Street DoubleLine Total Return Tactical Portfolio (the “Master Fund”), which had an identical investment objective and substantially identical investment strategies, policies and risks as the Fund. Effective May 7, 2018, the master-feeder arrangement was discontinued and the Fund pursues its investment objective through direct investment in securities that previously would have been owned by the Master Fund. Other than discontinuing the master-feeder arrangement, there were no changes to the investment objective, strategies or policies of the Fund on such date.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Performance Summary (UNAUDITED)
Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index	Net Asset Value	Market Value	Bloomberg Barclays U.S. Aggregate Bond Index
ONE YEAR	0.04%	– 0.32%	– 0.40%	0.04%	– 0.32%	– 0.40%
SINCE INCEPTION(1)	5.35%	5.32%	4.30%	1.57%	1.56%	1.26%

(1)	For the period February 23, 2015 to June 30, 2018.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Doubleline Total Return Tactical ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.66% (0.55% after fee waiver). SSGA Funds Management, Inc. has contractually agreed to limit its management fee to the extent necessary to limit annual operating expenses to 0.55% until October 31, 2018.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summaries" on page 1 for more information.
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF
Portfolio Statistics (UNAUDITED)
Top Five Holdings as of June 30, 2018

Description	% of Net Assets
Treasury Notes 1.50% 5/31/2020	2.8%
Federal National Mortgage Association CMO, REMIC 3.00% 8/25/2042	2.7
Treasury Notes 2.13% 1/31/2021	2.7
Federal National Mortgage Association CMO, REMIC 3.00% 10/25/2042	2.3
Federal National Mortgage Association CMO, REMIC 3.00% 2/25/2042	2.2
TOTAL	12.7%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2018

% of Net Assets
U.S. Government Agency Obligations	48.5%
U.S. Treasury Obligations	16.0
Commercial Mortgage Backed Securities	5.2
Mortgage-Backed Securities	4.4
Asset-Backed Securities	2.5
Foreign Government Obligations	2.0
Banks	3.2
Oil & Gas	1.7
Software	1.3
Telecommunications	1.3
Commercial Services	1.0
Health Care Services	0.9
Food	0.7
Pharmaceuticals	0.7
Insurance	0.6
Lodging	0.6
Diversified Financial Services	0.6
Electric	0.6
Internet	0.6
Pipelines	0.6
Media	0.5
Energy-Alternate Sources	0.5
Retail	0.4
Beverages	0.4
Chemicals	0.4
Investment Company Security	0.3
Construction Materials	0.3
Auto Parts & Equipment	0.3
IT Services	0.3
Leisure Time	0.3
See accompanying notes to financial statements.

SPDR DoubleLine Total Return Tactical ETF  —Portfolio Statistics (UNAUDITED)  (continued)

% of Net Assets
Machinery, Construction & Mining	0.2%
Packaging & Containers	0.2
Health Care Products	0.2
Gas	0.2
Entertainment	0.2
Machinery-Diversified	0.2
Forest Products & Paper	0.2
Agriculture	0.2
Real Estate Investment Trusts	0.1
Transportation	0.1
Semiconductors	0.1
Food Service	0.1
Auto Manufacturers	0.1
Biotechnology	0.1
Airlines	0.1
Holding Companies-Divers	0.1
Aerospace & Defense	0.1
Real Estate	0.1
Metal Fabricate & Hardware	0.1
Toys/Games/Hobbies	0.1
Oil & Gas Services	0.0*
Mining	0.0*
Coal	0.0*
Environmental Control	0.0*
Housewares	0.0*
Home Furnishings	0.0*
Household Products	0.0*
Building Materials	0.0*
Iron/Steel	0.0*
Distribution & Wholesale	0.0*
Cosmetics/Personal Care	0.0*
Household Products & Wares	0.0*
Other Assets in Excess of Liabilities	0.5
TOTAL	100.0%

*	Amount shown represents less than 0.05% of net assets.
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments
June 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 70.1%
ARGENTINA — 3.7%
Banco Macro SA Series REGS, USD 5 Year Swap Rate + 5.46%, 6.75%, 11/4/2026 (a)	$ 450,000	$ 420,750
Pampa Energia SA Series REGS, 7.50%, 1/24/2027	750,000	675,000
YPF SA:
Series REGS, 6.95%, 7/21/2027	200,000	171,750
Series REGS, 8.50%, 7/28/2025	550,000	523,710
		1,791,210
BRAZIL — 4.6%
Itau Unibanco Holding SA Series REGS, 5 Year CMT + 3.86%, 6.50%, 12/31/2099 (a)	600,000	569,100
JBS Investments GmbH Series REGS, 7.25%, 4/3/2024	500,000	484,270
MARB BondCo PLC:
Series REGS, 6.88%, 1/19/2025	300,000	285,000
7.00%, 3/15/2024 (b)	200,000	192,250
Petrobras Global Finance B.V. 5.75%, 2/1/2029	800,000	703,304
		2,233,924
CANADA — 0.4%
Canacol Energy, Ltd. Series REGS, 7.25%, 5/3/2025	200,000	193,000
CHILE — 8.5%
Banco de Credito e Inversiones SA Series REGS, 4.00%, 2/11/2023	200,000	198,501
Banco del Estado de Chile:
2.67%, 1/8/2021 (b)(c)	300,000	291,750
Series REGS, 3.88%, 2/8/2022	150,000	149,416
Series REGS, 4.13%, 10/7/2020	300,000	302,874
Banco Santander Chile Series REGS, 3.88%, 9/20/2022	263,000	261,239
Celulosa Arauco y Constitucion SA 4.75%, 1/11/2022	100,000	102,101
Embotelladora Andina SA Series REGS, 5.00%, 10/1/2023	800,000	827,777
Inversiones CMPC SA Series REGS, 4.50%, 4/25/2022	700,000	705,247
Itau CorpBanca Series REGS, 3.88%, 9/22/2019	300,000	301,088
SACI Falabella Series REGS, 3.75%, 4/30/2023	1,000,000	977,318
		4,117,311
CHINA — 5.4%
Alibaba Group Holding, Ltd. 2.80%, 6/6/2023	200,000	192,556
CNOOC Finance 2011, Ltd. Series REGS, 4.25%, 1/26/2021	200,000	203,807
CNPC General Capital, Ltd. Series REGS, 3.95%, 4/19/2022	300,000	302,660
Gran Tierra Energy International Holdings, Ltd. Series REGS, 6.25%, 2/15/2025	400,000	375,500
Sinopec Group Overseas Development 2016, Ltd.:
Series REGS, 2.75%, 5/3/2021	400,000	392,049
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series REGS, 2.75%, 9/29/2026	$ 700,000	$ 628,542
Tencent Holdings, Ltd. Series REGS, 2.88%, 2/11/2020	500,000	497,684
		2,592,798
COLOMBIA — 4.1%
Banco de Bogota SA Series REGS, 6.25%, 5/12/2026	200,000	204,126
Bancolombia SA 6.13%, 7/26/2020	800,000	832,000
Ecopetrol SA:
5.88%, 9/18/2023	100,000	106,129
7.63%, 7/23/2019	800,000	835,912
		1,978,167
COSTA RICA — 0.4%
Banco Nacional de Costa Rica Series REGS, 4.88%, 11/1/2018	200,000	200,000
HONG KONG — 1.6%
CK Hutchison International 17 II, Ltd. Series REGS, 2.25%, 9/29/2020	400,000	391,144
CK Hutchison International 17, Ltd. Series REGS, 2.88%, 4/5/2022	400,000	389,860
		781,004
INDIA — 9.8%
Adani Ports & Special Economic Zone, Ltd.:
Series REGS, 3.50%, 7/29/2020	500,000	493,932
Series REGS, 3.95%, 1/19/2022	400,000	392,300
Bharat Petroleum Corp., Ltd.:
Series EMTN, 4.00%, 5/8/2025	500,000	475,827
4.63%, 10/25/2022	600,000	608,178
Bharti Airtel International Netherlands B.V. Series REGS, 5.13%, 3/11/2023	700,000	691,570
Bharti Airtel, Ltd. Series REGS, 4.38%, 6/10/2025	200,000	184,153
Indian Oil Corp., Ltd. 5.75%, 8/1/2023	800,000	844,204
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	600,000	560,042
Reliance Holding USA, Inc. Series REGS, 5.40%, 2/14/2022	300,000	311,465
Vedanta Resources PLC Series REGS, 6.13%, 8/9/2024	200,000	175,784
		4,737,455
ISRAEL — 1.6%
Delek & Avner Tamar Bond, Ltd. 4.44%, 12/30/2020 (b)	560,000	558,538
Israel Electric Corp., Ltd. Series 6, 5.00%, 11/12/2024 (b)	200,000	205,300
		763,838
JAMAICA — 0.5%
Digicel Group, Ltd. Series REGS, 7.13%, 4/1/2022	400,000	262,000
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
LUXEMBOURG — 1.1%
Minerva Luxembourg SA:
Series REGS, 5.88%, 1/19/2028	$ 400,000	$ 349,200
Series REGS, 6.50%, 9/20/2026	200,000	183,250
		532,450
MALAYSIA — 6.5%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	1,000,000	994,565
Gohl Capital, Ltd. 4.25%, 1/24/2027	600,000	567,929
Malayan Banking Bhd USD 5 Year Swap Rate + 2.54%, 3.91%, 10/29/2026 (a)	1,000,000	984,155
Petronas Capital, Ltd. Series REGS, 3.50%, 3/18/2025	600,000	579,997
		3,126,646
MEXICO — 6.5%
America Movil SAB de CV 3.13%, 7/16/2022	600,000	589,740
Banco Santander Mexico SA Series REGS, 5 Year CMT + 4.58%, 5.95%, 1/30/2024 (a)(c)	600,000	603,000
BBVA Bancomer SA:
Series REGS, 5 Year CMT + 2.65%, 5.13%, 1/18/2033 (a)	400,000	354,500
Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (a)	200,000	185,500
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	300,000	299,922
Credito Real SAB de CV Series REGS, 10 Year CMT + 7.03%, 9.13%, 12/31/2099 (a)	200,000	188,150
Fomento Economico Mexicano SAB de CV 2.88%, 5/10/2023	600,000	570,372
Grupo Idesa SA de CV Series REGS, 7.88%, 12/18/2020	200,000	154,000
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 12/31/2099 (a)	200,000	178,602
		3,123,786
PANAMA — 1.7%
Global Bank Corp.:
Series REGS, 4.50%, 10/20/2021	300,000	292,050
Series REGS, 5.13%, 10/30/2019	500,000	503,650
		795,700
PERU — 2.1%
Banco de Credito del Peru:
Series REGS, 2.25%, 10/25/2019	200,000	197,000
Series REGS, 5.38%, 9/16/2020	300,000	311,550
BBVA Banco Continental SA Series REGS, 5.00%, 8/26/2022	100,000	102,625
Fondo MIVIVIENDA SA Series REGS, 3.50%, 1/31/2023	200,000	192,802
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	200,000	192,620
		996,597
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
PHILIPPINES — 1.9%
BDO Unibank, Inc.:
Series EMTN, 2.63%, 10/24/2021	$ 450,000	$ 432,557
Series EMTN, 2.95%, 3/6/2023	500,000	472,456
		905,013
SINGAPORE — 9.7%
DBS Group Holdings, Ltd.:
Series REGS, 3 Month USD LIBOR + 0.62%, 2.98%, 7/25/2022 (a)	200,000	200,470
Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (a)	300,000	286,364
ONGC Videsh Vankorneft Pte, Ltd. 2.88%, 1/27/2022	400,000	383,125
PSA International Pte, Ltd. Series GMTN, 3.88%, 2/11/2021	650,000	660,074
SingTel Group Treasury Pte, Ltd. Series EMTN, 4.50%, 9/8/2021	880,000	907,640
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	1,400,000	1,345,314
United Overseas Bank, Ltd.:
Series EMTN, USD 5 Year Swap Rate + 2.00%, 3.75%, 9/19/2024 (a)	700,000	699,732
Series EMTN, USD 5 Year Swap Rate + 2.24%, 3.50%, 9/16/2026 (a)	200,000	196,159
		4,678,878
TOTAL CORPORATE BONDS & NOTES (Cost $34,980,735)		33,809,777
FOREIGN GOVERNMENT OBLIGATIONS — 21.7%
ARGENTINA — 2.9%
Argentine Republic Government International Bond:
5.88%, 1/11/2028	200,000	162,500
6.63%, 7/6/2028	350,000	294,875
6.88%, 1/26/2027	650,000	572,000
Provincia de Buenos Aires Series REGS, 7.88%, 6/15/2027	450,000	393,750
		1,423,125
BRAZIL — 1.0%
Banco do Brasil SA Series REGS, 10 Year CMT + 4.40%, 6.25%, 10/29/2049 (a)	600,000	469,500
CHILE — 1.6%
Chile Government International Bond:
3.13%, 3/27/2025	200,000	193,770
3.13%, 1/21/2026	600,000	575,412
		769,182
COSTA RICA — 0.7%
Costa Rica Government International Bond 10.00%, 8/1/2020	300,000	326,250
INDIA — 1.0%
Export-Import Bank of India Series EMTN, 4.00%, 1/14/2023	500,000	495,442
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
INDONESIA — 2.9%
Indonesia Government International Bond Series REGS, 4.88%, 5/5/2021	$ 500,000	$ 514,186
Perusahaan Penerbit SBSN Indonesia III 4.15%, 3/29/2027 (b)	900,000	867,375
		1,381,561
ISRAEL — 2.9%
Israel Government International Bond:
2.88%, 3/16/2026	400,000	380,264
3.15%, 6/30/2023	400,000	395,416
4.00%, 6/30/2022	600,000	616,278
		1,391,958
MALAYSIA — 2.1%
Malaysia Sovereign Sukuk Bhd Series REGS, 3.04%, 4/22/2025	800,000	762,032
Malaysia Sukuk Global Bhd Series REGS, 3.18%, 4/27/2026	250,000	237,105
		999,137
MEXICO — 2.0%
Mexico Government International Bond:
3.75%, 1/11/2028	200,000	188,950
4.00%, 10/2/2023	300,000	301,215
4.15%, 3/28/2027	500,000	491,765
		981,930
PANAMA — 1.7%
Panama Government International Bond 4.00%, 9/22/2024	800,000	808,296
PHILIPPINES — 2.9%
Philippine Government International Bond:
4.00%, 1/15/2021	300,000	303,366
4.20%, 1/21/2024	1,100,000	1,121,934
		1,425,300
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $11,023,232)		10,471,681

See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Shares	Value
SHORT-TERM INVESTMENT — 7.3%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (d) (e) (Cost $3,529,453)	3,529,453	$ 3,529,453
TOTAL INVESTMENTS — 99.1% (Cost $49,533,420)		47,810,911
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.9%		442,168
NET ASSETS — 100.0%		$ 48,253,079

(a)	Variable Rate Security - Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(b)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 4.4% of net assets as of June 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2018, total aggregate fair value of securities is $894,750 representing 1.9% of net assets.
(d)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(e)	The rate shown is the annualized seven-day yield at June 30, 2018.

CMT	= Constant Maturity Treasury
LIBOR	= London Interbank Offered Rate
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2018.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Argentina	$ —	$ 1,791,210	$—	$ 1,791,210
Brazil	—	2,233,924	—	2,233,924
Canada	—	193,000	—	193,000
Chile	—	4,117,311	—	4,117,311
China	—	2,592,798	—	2,592,798
Colombia	—	1,978,167	—	1,978,167
Costa Rica	—	200,000	—	200,000
Hong Kong	—	781,004	—	781,004
India	—	4,737,455	—	4,737,455
Israel	—	763,838	—	763,838
Jamaica	—	262,000	—	262,000
See accompanying notes to financial statements.

SPDR DoubleLine Emerging Markets Fixed Income ETF Schedule of Investments  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Luxembourg	$ —	$ 532,450	$—	$ 532,450
Malaysia	—	3,126,646	—	3,126,646
Mexico	—	3,123,786	—	3,123,786
Panama	—	795,700	—	795,700
Peru	—	996,597	—	996,597
Philippines	—	905,013	—	905,013
Singapore	—	4,678,878	—	4,678,878
Foreign Government Obligations
Argentina	—	1,423,125	—	1,423,125
Brazil	—	469,500	—	469,500
Chile	—	769,182	—	769,182
Costa Rica	—	326,250	—	326,250
India	—	495,442	—	495,442
Indonesia	—	1,381,561	—	1,381,561
Israel	—	1,391,958	—	1,391,958
Malaysia	—	999,137	—	999,137
Mexico	—	981,930	—	981,930
Panama	—	808,296	—	808,296
Philippines	—	1,425,300	—	1,425,300
Short-Term Investment	3,529,453	—	—	3,529,453
TOTAL INVESTMENTS	$3,529,453	$44,281,458	$—	$47,810,911
Affiliate Table
	Number of Shares Held at 6/30/17	Value at 6/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	1,072,343	$1,072,343	$34,624,365	$32,167,255	$—	$—	3,529,453	$3,529,453	$15,091
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments
June 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 25.6%
AEROSPACE & DEFENSE — 0.8%
General Dynamics Corp. 3.00%, 5/11/2021	$ 350,000	$ 348,831
Northrop Grumman Corp. 2.08%, 10/15/2020	360,000	351,810
		700,641
AGRICULTURE — 0.7%
BAT Capital Corp. 2.30%, 8/14/2020 (a)	490,000	479,367
Reynolds American, Inc. 3.25%, 6/12/2020	65,000	64,854
		544,221
AIRLINES — 0.2%
Delta Air Lines, Inc. 3.40%, 4/19/2021	170,000	169,284
AUTO MANUFACTURERS — 1.3%
Daimler Finance North America LLC 2.30%, 2/12/2021 (a)	560,000	543,961
General Motors Financial Co., Inc.:
2.65%, 4/13/2020	130,000	128,440
3.20%, 7/6/2021	390,000	384,376
		1,056,777
BANKS — 8.4%
Banco de Credito del Peru:
Series REGS, 4.25%, 4/1/2023	100,000	99,700
Series REGS, 5.38%, 9/16/2020	90,000	93,465
Banco del Estado de Chile Series REGS, 3.88%, 2/8/2022	200,000	199,222
Banco Santander Chile 2.50%, 12/15/2020 (a)	200,000	194,256
Banco Santander Mexico SA Series REGS, 5 Year CMT + 4.58%, 5.95%, 1/30/2024 (b) (c)	200,000	201,000
Bank of America Corp. Series MTN, 3 Month USD LIBOR + 0.79%, 3.11%, 3/5/2024 (c)	270,000	269,062
BBVA Bancomer S.A. Texas 7.25%, 4/22/2020	100,000	104,500
BDO Unibank, Inc. Series EMTN, 2.63%, 10/24/2021	200,000	192,247
BNP Paribas SA Series BKNT, 5.00%, 1/15/2021	200,000	207,836
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Capital One Financial Corp. 2.40%, 10/30/2020	$ 325,000	$ 317,639
Citigroup, Inc. 3 Month USD LIBOR + 1.02%, 3.35%, 6/1/2024 (c)	510,000	510,466
Commonwealth Bank of Australia 2.25%, 3/10/2020 (a)	105,000	103,499
DBS Group Holdings, Ltd. Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (c)	200,000	190,909
Global Bank Corp. Series REGS, 5.13%, 10/30/2019	200,000	201,460
Goldman Sachs Group, Inc. 2.30%, 12/13/2019	520,000	514,238
Itau CorpBanca Series REGS, 3.88%, 9/22/2019	200,000	200,725
Itau Unibanco Holding SA Series REGS, 6.20%, 12/21/2021	200,000	206,100
Morgan Stanley 3 Month USD LIBOR + 0.93%, 3.29%, 7/22/2022 (c)	510,000	514,108
PNC Financial Services Group, Inc.:
4.38%, 8/11/2020	95,000	97,191
5.13%, 2/8/2020	420,000	433,348
Royal Bank of Canada:
1.50%, 7/29/2019	135,000	133,052
Series GMTN, 3.20%, 4/30/2021	370,000	369,863
Sumitomo Mitsui Financial Group, Inc. 2.06%, 7/14/2021	540,000	518,519
Toronto-Dominion Bank Series MTN, 3.25%, 6/11/2021	545,000	545,534
United Overseas Bank, Ltd. Series EMTN, 2.88%, 3/8/2027 (c)	200,000	191,342
Westpac Banking Corp. 1.60%, 8/19/2019	355,000	349,973
		6,959,254
BEVERAGES — 0.1%
Molson Coors Brewing Co. 1.45%, 7/15/2019	90,000	88,577
BIOTECHNOLOGY — 0.8%
Amgen, Inc. 2.20%, 5/11/2020	175,000	172,209
Celgene Corp. 2.88%, 8/15/2020	525,000	520,747
		692,956
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
CHEMICALS — 0.4%
Sherwin-Williams Co. 2.25%, 5/15/2020	$ 377,000	$ 371,183
DIVERSIFIED FINANCIAL SERVICES — 0.6%
Air Lease Corp. 2.50%, 3/1/2021	525,000	510,762
ELECTRIC — 0.9%
Comision Federal de Electricidad Series REGS, 4.88%, 5/26/2021	200,000	202,500
Consolidated Edison, Inc.:
2.00%, 5/15/2021	410,000	395,634
Series A, 2.00%, 3/15/2020	150,000	147,192
		745,326
FOOD — 1.4%
General Mills, Inc.:
2.20%, 10/21/2019	165,000	163,200
3.20%, 4/16/2021	380,000	378,134
JBS Investments GmbH Series REGS, 7.75%, 10/28/2020	200,000	203,750
Kroger Co. 6.15%, 1/15/2020	280,000	292,390
Mondelez International, Inc. 3.00%, 5/7/2020	120,000	119,696
		1,157,170
HEALTH CARE PRODUCTS — 0.6%
Thermo Fisher Scientific, Inc. 3.60%, 8/15/2021	540,000	543,137
HEALTH CARE SERVICES — 0.4%
Anthem, Inc.:
2.30%, 7/15/2018	45,000	44,994
2.50%, 11/21/2020	305,000	299,779
		344,773
HOUSEWARES — 0.6%
Newell Brands, Inc.:
2.60%, 3/29/2019	14,000	13,951
3.15%, 4/1/2021	515,000	510,360
		524,311
INSURANCE — 0.6%
Berkshire Hathaway Finance Corp. 1.30%, 8/15/2019	155,000	152,673
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Nuveen Finance LLC 2.95%, 11/1/2019 (a)	$ 110,000	$ 109,571
Prudential Financial, Inc. Series D, 7.38%, 6/15/2019	200,000	208,298
		470,542
INTERNET — 0.5%
Alibaba Group Holding, Ltd. 3.13%, 11/28/2021	200,000	198,088
Tencent Holdings, Ltd. 3 Month USD LIBOR + 0.61%, 2.96%, 1/19/2023 (a) (c)	200,000	199,689
		397,777
INVESTMENT COMPANY SECURITY — 0.3%
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	250,000	240,235
OIL & GAS — 0.7%
CNPC General Capital, Ltd. Series REGS, 3.95%, 4/19/2022	200,000	201,773
Indian Oil Corp., Ltd. 5.63%, 8/2/2021	200,000	208,616
ONGC Videsh, Ltd. 3.25%, 7/15/2019	200,000	199,380
		609,769
PACKAGING & CONTAINERS — 0.3%
Packaging Corp. of America 2.45%, 12/15/2020	275,000	269,852
PHARMACEUTICALS — 1.4%
AstraZeneca PLC 2.38%, 11/16/2020	555,000	544,472
Cardinal Health, Inc. 1.95%, 6/14/2019	275,000	272,431
CVS Health Corp. 2.80%, 7/20/2020	320,000	317,197
		1,134,100
REAL ESTATE INVESTMENT TRUSTS — 0.3%
Simon Property Group L.P. 2.20%, 2/1/2019	235,000	234,158
RETAIL — 0.5%
CK Hutchison International 17, Ltd. 2.25%, 9/29/2020 (a)	200,000	195,572
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
SACI Falabella Series REGS, 3.75%, 4/30/2023	$ 200,000	$ 195,464
		391,036
SEMICONDUCTORS — 0.9%
Analog Devices, Inc. 2.95%, 1/12/2021	370,000	367,203
Microchip Technology, Inc. 3.92%, 6/1/2021 (a)	345,000	345,573
		712,776
TELECOMMUNICATIONS — 1.6%
AT&T, Inc. 2.80%, 2/17/2021	515,000	506,580
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	200,000	198,913
Bharti Airtel International Netherlands B.V. Series REGS, 5.13%, 3/11/2023	200,000	197,591
Orange SA 2.75%, 2/6/2019	105,000	104,929
Verizon Communications, Inc. 3 Month USD LIBOR + 1.10%, 3.44%, 5/15/2025 (c)	350,000	349,603
		1,357,616
TEXTILES — 0.6%
Cintas Corp. No. 2 2.90%, 4/1/2022	520,000	508,310
TRANSPORTATION — 0.7%
PSA International Pte, Ltd. Series GMTN, 4.63%, 9/11/2019	200,000	203,746
Union Pacific Corp. 3.20%, 6/8/2021	350,000	350,777
		554,523
TOTAL CORPORATE BONDS & NOTES (Cost $21,511,088)		21,289,066
ASSET-BACKED SECURITIES — 2.9%
AUTOMOBILE — 0.5%
Westlake Automobile Receivables Trust Series 2017-2A, Class C, 2.59%, 12/15/2022 (a)	400,000	395,754
COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.3%
Velocity Commercial Capital Loan Trust Series 2016-1, Class AFX, 3.53%, 4/25/2046 (a) (c)	229,901	230,203
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
OTHER ABS — 2.1%
Arbor Realty Commercial Real Estate Notes 2018-FL1, Ltd. Series 2018-FL1, Class A, 1 Month USD LIBOR + 1.15%, 3.06%, 6/15/2028 (a) (c)	$ 71,000	$ 71,068
Bear Stearns Asset Backed Securities Trust Series 2006-2, Class M1, 1 Month USD LIBOR + 0.42%, 2.51%, 7/25/2036 (c)	143,291	143,311
Consumer Loan Underlying Bond Credit Trust 2018-P1 Series 2018-P1, Class A, 3.39%, 7/15/2025 (a)	500,000	499,619
Invitation Homes Trust Series 2015-SFR3, Class A, 1 Month USD LIBOR + 1.30%, 3.37%, 8/17/2032 (a) (c)	93,514	93,631
LoanCore 2018-CRE1 Issuer, Ltd. Series 2018-CRE1, Class A, 1 Month USD LIBOR + 1.13%, 3.20%, 5/15/2028 (a) (c)	100,000	100,031
Marathon CRE 2018 FL1, Ltd. Series 2018-FL1, Class A, 1 Month USD LIBOR + 1.15%, 1.00%, 6/15/2028 (a) (c) (d)	100,000	99,998
Mill City Mortgage Trust Series 2015-2, Class A1, 3.00%, 9/25/2057 (a) (c)	45,754	46,012
OneMain Financial Issuance Trust Series 2017-1A, Class A1, 2.37%, 9/14/2032 (a)	250,000	245,113
Sofi Consumer Loan Program 2018-2 Trust Series 2018-2, Class A1, 2.93%, 4/26/2027 (a)	219,218	219,118
Sofi Consumer Loan Program LLC Series 2017-1, Class A, 3.28%, 1/26/2026 (a)	246,288	246,080
		1,763,981
TOTAL ASSET-BACKED SECURITIES (Cost $2,397,456)		2,389,938
FOREIGN GOVERNMENT OBLIGATIONS — 1.8%
CHILE — 0.2%
Chile Government International Bond 2.25%, 10/30/2022	200,000	190,784
INDONESIA — 0.3%
Indonesia Government International Bond Series REGS, 4.88%, 5/5/2021	200,000	205,675
ISRAEL — 0.2%
Israel Government International Bond 4.00%, 6/30/2022	200,000	205,426
MALAYSIA — 0.3%
Wakala Global Sukuk Bhd 4.65%, 7/6/2021	250,000	258,430
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
PANAMA — 0.3%
Panama Government International Bond 5.20%, 1/30/2020	$ 200,000	$ 206,778
PHILIPPINES — 0.2%
Philippine Government International Bond 4.00%, 1/15/2021	200,000	202,244
POLAND — 0.3%
Poland Government International Bond 5.13%, 4/21/2021	200,000	210,118
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $1,518,024)		1,479,455
U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.0%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/2032	894,800	906,123
Series 4030, Class AN, CMO, REMIC, 1.75%, 4/15/2027	2,228,481	2,145,528
Series 4060, Class QA, CMO, REMIC, 1.50%, 9/15/2026	803,237	774,675
Series 4125, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.35%, 2.42%, 11/15/2042 (c)	508,517	509,789
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	390,677	377,206
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	714,359	699,039
Series 4738, Class LA, CMO, REMIC, 3.00%, 11/15/2043	957,286	940,123
Series 4764, Class WF, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.37%, 2/15/2048 (c)	976,215	974,847
Series K722, Class X1, IO, 1.44%, 3/25/2023 (c)	500,117	24,862
Federal National Mortgage Association:
3.00%, 11/1/2036	578,714	570,381
Series 2007-54, Class FW, CMO, REMIC, 1 Month USD LIBOR + 0.25%, 2.34%, 6/25/2037 (c)	867,655	867,546
Series 2012-32, Class DA, CMO, REMIC, 2.00%, 11/25/2026	2,433,822	2,363,444
Series 2015-59, Class A, CMO, REMIC, 3.00%, 6/25/2041	576,455	567,646
Series 2017-13, Class ML, CMO, REMIC, 3.00%, 8/25/2041	898,943	887,284
Series 2017-2, Class HA, CMO, REMIC, 3.00%, 9/25/2041	853,443	840,594
Series 2018-27, Class FJ, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.39%, 12/25/2047 (c)	981,242	979,985
Series 2018-30, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.39%, 5/25/2048 (c)	991,569	992,466
Series 2018-39, Class EF, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.39%, 6/25/2048 (c)	981,631	980,759
Series 2018-39, Class FG, CMO, REMIC, 1 Month USD LIBOR + 0.25%, 2.34%, 11/25/2033 (c)	981,785	981,125
Series 2018-45, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.39%, 6/25/2048 (c)	983,444	982,838
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Government National Mortgage Association:
Series 2014-94, Class FB, CMO, REMIC, 1 Month USD LIBOR + 0.25%, 2.33%, 9/20/2035 (c)	$ 837,226	$ 836,899
Series 2017-116, Class FA, CMO, REMIC, 1 Month USD LIBOR + 0.30%, 2.28%, 11/20/2043 (c)	729,185	728,993
Series 2017-116, Class FB, CMO, REMIC, 1 Month USD LIBOR + 0.25%, 2.33%, 5/20/2044 (c)	824,290	824,593
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $21,083,817)		20,756,745
U.S. TREASURY OBLIGATIONS — 38.6%
U.S. Treasury Bill:
1.76%, 7/19/2018	2,770,000	2,767,615
1.79%, 8/16/2018	3,280,000	3,272,397
1.91%, 9/20/2018	2,530,000	2,519,338
2.00%, 10/18/2018	2,530,000	2,515,185
U.S. Treasury Inflation Protected Indexed Notes 0.13%, 4/15/2019	2,448,262	2,434,013
U.S. Treasury Notes:
1.25%, 7/31/2023	4,400,000	4,089,668
1.50%, 8/15/2020	3,070,000	3,003,565
1.88%, 1/31/2022	1,030,000	1,002,108
2.00%, 8/31/2021	3,580,000	3,510,369
2.13%, 9/30/2021	3,570,000	3,512,345
2.75%, 2/15/2028	3,400,000	3,370,794
TOTAL U.S. TREASURY OBLIGATIONS (Cost $31,986,313)		31,997,397
MORTGAGE-BACKED SECURITIES — 5.8%
Alternative Loan Trust Series 2006-41CB, Class 1A3, CMO, 6.00%, 1/25/2037	426,009	365,120
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class E, 1 Month USD LIBOR + 3.05%, 5.12%, 12/15/2036 (a) (c)	36,000	35,955
Atrium Hotel Portfolio Trust 2018-ATRM Series 2018-ATRM, Class A, 1 Month USD LIBOR + 0.95%, 2.93%, 6/15/2035 (a) (c)	100,000	99,937
BANK Series 2017-BNK6, Class XA, IO, 1.01%, 7/15/2060 (c)	1,136,292	64,935
BBCMS Mortgage Trust:
Series 2017-DELC, Class C, 1 Month USD LIBOR + 1.20%, 3.27%, 8/15/2036 (a) (c)	17,000	16,989
Series 2017-DELC, Class D, 1 Month USD LIBOR + 1.70%, 3.77%, 8/15/2036 (a) (c)	19,000	18,988
Series 2017-DELC, Class E, 1 Month USD LIBOR + 2.50%, 4.57%, 8/15/2036 (a) (c)	40,000	40,083
Series 2017-DELC, Class F, 1 Month USD LIBOR + 3.50%, 5.57%, 8/15/2036 (a) (c)	38,000	38,092
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2018-TALL, Class A, 1 Month USD LIBOR + 0.72%, 2.80%, 3/15/2037 (a) (c)	$ 47,000	$ 46,926
Bear Stearns Commercial Mortgage Securities Trust Series 2014-BXO, Class E, 1 Month USD LIBOR + 3.75%, 5.82%, 8/15/2027 (a) (c)	26,000	26,104
BENCHMARK Mortgage Trust Series 2018-B1, Class XA, IO, 0.67%, 1/15/2051 (c)	2,270,437	90,177
Braemar Hotels & Resorts Trust 2018-Prime Series 2018-PRME, Class A, 1 Month USD LIBOR + 0.82%, 2.89%, 6/15/2035 (a) (c)	115,000	114,875
BX Commercial Mortgage Trust Series 2018-BIOA, Class E, 1 Month USD LIBOR + 1.95%, 4.02%, 3/15/2037 (a) (c)	257,000	255,711
BX Trust 2017-IMC Series 2017-IMC, Class A, 1 Month USD LIBOR + 1.05%, 3.12%, 10/15/2032 (a) (c)	100,000	100,082
BX Trust 2018-BILT Series 2018-BILT, Class A, 1 Month USD LIBOR + 0.80%, 2.70%, 5/15/2030 (a) (c)	115,000	114,748
BX Trust 2018-MCSF Series 2018-MCSF, Class F, 1 Month USD LIBOR + 2.65%, 4.72%, 4/15/2035 (a) (c)	47,000	46,518
BXMT, Ltd. Series 2017-FL1, Class C, 1 Month USD LIBOR + 1.95%, 4.02%, 6/15/2035 (a) (c)	150,000	150,375
CFCRE Commercial Mortgage Trust:
Series 2018-TAN, Class B, 4.69%, 2/15/2033 (a)	55,000	55,938
Series 2018-TAN, Class C, 5.29%, 2/15/2033 (a)	55,000	56,060
Series 2018-TAN, Class D, 6.10%, 2/15/2033 (a)	33,000	33,909
CGGS Commercial Mortgage Trust Series 2018-WSS, Class D, 1 Month USD LIBOR + 2.30%, 4.37%, 2/15/2037 (a) (c)	100,000	100,182
CGGS Commercial Mortgage Trust 2018-WSS Series 2018-WSS, Class A, 1 Month USD LIBOR + 0.90%, 2.97%, 2/15/2037 (a) (c)	100,000	99,947
CHT COSMO Mortgage Trust:
Series 2017-CSMO, Class E, 1 Month USD LIBOR + 3.00%, 5.07%, 11/15/2036 (a) (c)	59,000	59,423
Series 2017-CSMO, Class F, 1 Month USD LIBOR + 3.74%, 5.81%, 11/15/2036 (a) (c)	131,000	132,183
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Class AM, 6.34%, 12/10/2049 (b) (c)	20,506	20,466
Series 2018-TBR, Class D, 1 Month USD LIBOR + 1.80%, 3.87%, 12/15/2036 (a) (c)	95,000	95,385
Series 2016-GC37, Class XA, IO, 1.96%, 4/10/2049 (c)	986,249	104,105
CLNS Trust:
Series 2017-IKPR, Class D, 1 Month USD LIBOR + 2.05%, 4.10%, 6/11/2032 (a) (c)	18,000	18,022
Series 2017-IKPR, Class E, 1 Month USD LIBOR + 3.50%, 5.55%, 6/11/2032 (a) (c)	18,000	18,051
COLT Mortgage Loan Trust Series 2018-1, Class A1, CMO, 2.93%, 2/25/2048 (a) (c)	281,714	280,415
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
COMM Mortgage Trust Series 2015-CR25, Class XA, IO, 1.08%, 8/10/2048 (c)	$ 1,347,751	$ 66,034
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.17%, 2/15/2041 (a) (b) (c)	13,069	13,005
Credit Suisse Mortgage Capital Certificates Series 2017-CHOP, Class D, 1 Month USD LIBOR + 1.90%, 3.97%, 7/15/2032 (a) (c)	29,000	29,055
CSAIL Commercial Mortgage Trust:
Series 2017-C8, Class XA, IO, 1.40%, 6/15/2050 (c)	343,049	25,364
Series 2017-CX10, Class XA, IO, 0.87%, 11/15/2050 (c)	998,039	52,322
Series 2017-CX9, Class XA, IO, 1.04%, 9/15/2050 (c)	1,853,468	88,134
DBGS BIOD Mortgage Trust Series 2018-BIOD, Class A, 1 Month USD LIBOR + 0.80%, 2.70%, 5/15/2035 (a) (c)	150,000	149,812
GPMT 2018-FL1, Ltd. Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.90%, 2.98%, 11/21/2035 (a) (c)	100,000	99,813
GS Mortgage Securities Trust:
Series 2013-GC14, Class A2, 3.00%, 8/10/2046	3,524	3,522
Series 2017-500K, Class E, 1 Month USD LIBOR + 1.50%, 3.57%, 7/15/2032 (a) (c)	50,000	49,984
Series 2017-500K, Class F, 1 Month USD LIBOR + 1.80%, 3.87%, 7/15/2032 (a) (c)	107,000	107,000
Series 2017-500K, Class G, 1 Month USD LIBOR + 2.50%, 4.57%, 7/15/2032 (a) (c)	22,000	22,007
Series 2017-GS7, Class XA, IO, 1.29%, 8/10/2050 (c)	393,107	30,842
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-LAQ, Class A, 1 Month USD LIBOR + 1.00%, 3.00%, 6/15/2032 (a) (c) (d)	100,000	100,017
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class AMS, 5.34%, 5/15/2047 (b)	67,000	67,397
Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (b) (c)	8,856	8,878
Series 2017-MAUI, Class C, 1 Month USD LIBOR + 1.25%, 3.30%, 7/15/2034 (a) (c)	27,000	27,008
Series 2017-MAUI, Class D, 1 Month USD LIBOR + 1.95%, 4.00%, 7/15/2034 (a) (c)	25,000	25,055
Series 2017-MAUI, Class E, 1 Month USD LIBOR + 2.95%, 5.00%, 7/15/2034 (a) (c)	22,000	22,055
Series 2017-MAUI, Class F, 1 Month USD LIBOR + 3.75%, 5.80%, 7/15/2034 (a) (c)	31,000	31,078
Series 2016-JP4, Class XA, IO, 0.94%, 12/15/2049 (c)	1,716,488	71,820
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA, IO, 1.05%, 9/15/2047 (c)	1,035,357	43,629
JPMDB Commercial Mortgage Securities Trust Series 2016-C4, Class XA, IO, 0.96%, 12/15/2049 (c)	788,894	43,155
LMREC 2015-CRE1, Inc. Series 2015-CRE1, Class AR, 1 Month USD LIBOR + 0.98% , 3.08%, 2/22/2032 (a) (c)	110,000	110,000
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C15, Class XA, IO, 1.23%, 4/15/2047 (c)	$ 979,919	$ 40,387
Series 2014-C19, Class LNCX, IO, 0.60%, 12/15/2046 (a)	1,238,288	41,722
Morgan Stanley Capital I Trust Series 2016-UB12, Class XA, IO, 0.95%, 12/15/2049 (c)	1,617,748	76,281
Natixis Commercial Mortgage Securities Trust 2018-FL1 Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.95%, 2.87%, 6/15/2035 (a) (c) (d)	100,000	100,000
RAIT Trust:
Series 2017-FL7, Class A, 1 Month USD LIBOR + 0.950%, 3.02%, 6/15/2037 (a) (c)	22,804	22,814
Series 2017-FL7, Class AS, 1 Month USD LIBOR + 1.30%, 3.37%, 6/15/2037 (a) (c)	6,000	6,000
Rosslyn Portfolio Trust:
Series 2017-ROSS, Class A, 1 Month USD LIBOR + 0.95%, 3.02%, 6/15/2033 (a) (c)	15,000	15,005
Series 2017-ROSS, Class B, 1 Month USD LIBOR + 1.25%, 3.32%, 6/15/2033 (a) (c)	15,000	15,005
TPG Real Estate Finance, Ltd.:
Series 2018-FL1, Class A, 1 Month USD LIBOR + 0.75%, 2.82%, 2/15/2035 (a) (c)	61,000	60,848
Series 2018-FL1, Class AS, 1 Month USD LIBOR + 0.95%, 3.02%, 2/15/2035 (a) (c)	117,000	116,708
Series 2018-FL1, Class B, 1 Month USD LIBOR + 1.30%, 3.37%, 2/15/2035 (a) (c)	49,000	48,908
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.77%, 6/15/2050 (c)	990,312	103,174
VSD LLC 3.60%, 12/25/2043	18,267	18,254
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C25, Class F, 5.36%, 5/15/2043 (c)	13,240	13,224
Series 2007-C30, Class AJ, 5.41%, 12/15/2043 (b) (c)	43,451	43,757
Waldorf Astoria Boca Raton Trust:
Series 2016-BOCA, Class B, 1 Month USD LIBOR + 2.05%, 4.12%, 6/15/2029 (a) (c)	37,000	37,023
Series 2016-BOCA, Class C, 1 Month USD LIBOR + 2.50%, 4.57%, 6/15/2029 (a) (c)	31,000	31,038
WFRBS Commercial Mortgage Trust Series 2013-C18, Class XA, IO, 0.98%, 12/15/2046 (c)	1,321,706	36,387
TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,998,188)		4,813,222
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 0.0% (e)
HEALTH CARE PROVIDERS & SERVICES — 0.0% (e)
Select Medical Corp. Senior Secured 2017 Term Loan B 4.80% 7/11/2018	$ 34,563	$ 34,552
MEDIA — 0.0% (e)
Tribune Media Co. Senior Secured Term Loan 5.09% 7/31/2018(b)	4,246	4,257
TOTAL SENIOR FLOATING RATE LOANS (Cost $38,863)		38,809

	Shares
SHORT-TERM INVESTMENT — 0.5%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (f) (g) (Cost $376,094)	376,094	376,094
TOTAL INVESTMENTS — 100.2% (Cost $83,909,843)		83,140,726
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(157,097)
NET ASSETS — 100.0%		$ 82,983,629

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 9.3% of net assets as of June 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2018, total aggregate fair value of securities is $358,760 representing 0.4% of net assets.
(c)	Variable Rate Security - Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(d)	When-issued security.
(e)	Amount shown represents less than 0.05% of net assets.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at June 30, 2018.

ABS	= Asset-Backed Security
BKNT	= Bank Notes
CMO	= Collateralized Mortgage Obligation
CMT	= Constant Maturity Treasury
GMTN	= Global Medium Term Note
IO	= Interest Only
LIBOR	= London Interbank Offered Rate
MTN	= Medium Term Note
REMIC	= Real Estate Mortgage Investment Conduit
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2018.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Aerospace & Defense	$ —	$ 700,641	$—	$ 700,641
Agriculture	—	544,221	—	544,221
Airlines	—	169,284	—	169,284
Auto Manufacturers	—	1,056,777	—	1,056,777
Banks	—	6,959,254	—	6,959,254
Beverages	—	88,577	—	88,577
Biotechnology	—	692,956	—	692,956
Chemicals	—	371,183	—	371,183
Diversified Financial Services	—	510,762	—	510,762
Electric	—	745,326	—	745,326
Food	—	1,157,170	—	1,157,170
Health Care Products	—	543,137	—	543,137
Health Care Services	—	344,773	—	344,773
Housewares	—	524,311	—	524,311
Insurance	—	470,542	—	470,542
Internet	—	397,777	—	397,777
Investment Company Security	—	240,235	—	240,235
Oil & Gas	—	609,769	—	609,769
Packaging & Containers	—	269,852	—	269,852
Pharmaceuticals	—	1,134,100	—	1,134,100
Real Estate Investment Trusts	—	234,158	—	234,158
Retail	—	391,036	—	391,036
Semiconductors	—	712,776	—	712,776
Telecommunications	—	1,357,616	—	1,357,616
Textiles	—	508,310	—	508,310
Transportation	—	554,523	—	554,523
U.S. Treasury Obligations	—	31,997,397	—	31,997,397
U.S. Government Agency Obligations	—	20,756,745	—	20,756,745
Mortgage-Backed Securities	—	4,813,222	—	4,813,222
Asset-Backed Securities	—	2,389,938	—	2,389,938
Foreign Government Obligations	—	1,479,455	—	1,479,455
Senior Floating Rate Loans	—	38,809	—	38,809
Short-Term Investment	376,094	—	—	376,094
TOTAL INVESTMENTS	$376,094	$82,764,632	$—	$83,140,726
See accompanying notes to financial statements.

SPDR DoubleLine Short Duration Total Return Tactical ETF Schedule of Investments  (continued)
June 30, 2018

Affiliate Table
	Number of Shares Held at 6/30/17	Value at 6/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	270,252	$270,252	$46,288,699	$46,182,857	$—	$—	376,094	$376,094	$32,258
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS
June 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 13.8%
ARGENTINA — 0.3%
Other Securities	$ 8,300,000	$ 7,543,845
AUSTRALIA — 0.2%
Other Securities	7,430,000	7,222,966
BELGIUM — 0.1%
Other Security	3,305,000	3,257,970
BRAZIL — 0.4%
Other Securities	13,769,000	12,980,063
CANADA — 0.3%
Other Securities	10,285,000	10,015,902
CAYMAN ISLANDS — 0.1%
Other Security	4,314,000	4,303,215
CHILE — 0.8%
Other Securities	24,924,084	24,981,478
CHINA — 0.3%
Other Securities	10,500,000	10,292,027
COLOMBIA — 0.1%
Other Securities	1,900,000	1,968,301
COSTA RICA — 0.1%
Other Securities	2,990,000	3,032,383
DOMINICAN REPUBLIC — 0.2%
Other Securities	6,150,000	6,235,750
HONG KONG — 0.1%
Other Securities	3,000,000	2,916,351
INDIA — 1.1%
Other Securities	35,500,000	34,847,079
IRELAND — 0.0% (a)
Other Security	815,000	847,600
ISRAEL — 0.2%
Other Securities	7,125,000	6,615,989
JAMAICA — 0.1%
Other Securities	4,300,000	2,916,500
JAPAN — 0.1%
Other Securities	3,715,000	3,720,528
LUXEMBOURG — 0.1%
Other Securities	3,480,000	3,118,856
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
MALAYSIA — 0.7%
Other Securities	$ 23,900,000	$ 23,310,346
MEXICO — 0.4%
Other Securities	12,599,000	11,704,957
NETHERLANDS — 0.0% (a)
Other Securities	455,000	426,550
PANAMA — 0.2%
Other Security	7,000,000	7,051,100
PERU — 0.3%
Other Securities	8,000,000	8,018,688
PHILIPPINES — 0.2%
Other Securities	7,400,000	7,011,945
SINGAPORE — 0.6%
Other Securities	18,950,000	18,543,073
UNITED KINGDOM — 0.3%
Other Securities	9,410,000	9,274,719
UNITED STATES — 6.5%
Other Securities	212,382,250	206,734,819
Total Corporate Bonds & Notes (Cost $452,971,273)		438,893,000
ASSET-BACKED SECURITIES — 2.5%
Aegis Asset Backed Securities Trust Series 2006-1, Class A2, 1 Month USD LIBOR + 0.17%, 2.26%, 1/25/2037 (b)	31,211,812	24,826,999
Other Securities	56,071,870	54,746,275
Total Asset-Backed Securities (Cost $79,750,522)		79,573,274
FOREIGN GOVERNMENT OBLIGATIONS — 2.0%
ARGENTINA — 0.2%
Other Securities	9,000,000	7,770,750
BRAZIL — 0.2%
Other Securities	7,200,000	6,015,250
CHILE — 0.3%
Other Securities	10,200,000	9,803,630
COSTA RICA — 0.1%
Other Security	2,905,000	3,159,188
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
INDIA — 0.0% (a)
Other Securities	$ 1,650,000	$ 1,633,107
INDONESIA — 0.2%
Other Securities	7,000,000	6,778,561
ISRAEL — 0.3%
Other Securities	8,800,000	8,682,626
MALAYSIA — 0.1%
Other Securities	3,650,000	3,467,501
MEXICO — 0.1%
Other Securities	2,700,000	2,639,775
PANAMA — 0.2%
Other Security	5,600,000	5,658,072
PERU — 0.0% (a)
Other Security	800,000	771,208
PHILIPPINES — 0.3%
Other Security	7,900,000	8,057,526
UNITED STATES — 0.0% (a)
Other Security	28,114	27,940
Total Foreign Government Obligations (Cost $67,926,787)		64,465,134
SENIOR FLOATING RATE LOANS — 7.1% (c)
AEROSPACE & DEFENSE — 0.0% (a)
Other Securities	802,345	798,240
AUTO COMPONENTS — 0.3%
Other Securities	9,228,387	9,196,998
BUILDING PRODUCTS — 0.1%
Other Security	2,515,000	2,512,648
CAPITAL MARKETS — 0.1%
Other Security	3,017,438	3,009,260
CASINO SERVICES — 0.0% (a)
Other Security	790,000	790,000
CHEMICALS — 0.2%
Other Securities	5,450,720	5,441,959
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Other Securities	13,462,228	13,453,004
COMMUNICATIONS EQUIPMENT — 0.2%
Other Securities	6,591,578	6,504,272
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
CONSTRUCTION & ENGINEERING — 0.1%
Other Security	$ 4,242,150	$ 4,255,152
CONSTRUCTION MATERIALS — 0.1%
Other Securities	2,894,998	2,860,565
CONTAINERS & PACKAGING — 0.1%
Other Securities	4,258,767	4,249,871
DISTRIBUTORS — 0.0% (a)
Other Security	207,931	136,325
DIVERSIFIED FINANCIAL SERVICES — 0.0% (a)
Other Security	1,355,000	1,355,007
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Other Securities	5,087,800	5,021,472
ELECTRICAL EQUIPMENT — 0.1%
Other Security	2,123,206	2,124,819
ENERGY EQUIPMENT & SERVICES — 0.1%
Other Security	2,330,000	2,328,905
FINANCIAL SERVICES — 0.1%
Other Security	2,845,804	2,845,804
FOOD & STAPLES RETAILING — 0.1%
Other Securities	3,636,103	3,639,277
FOOD PRODUCTS — 0.0% (a)
Other Security	808,032	786,320
FOOD-MISC/DIVERSIFIED — 0.0% (a)
Other Security	700,000	694,488
HEALTH CARE PROVIDERS & SERVICES — 0.5%
Other Securities	16,963,446	16,767,514
HEALTH CARE TECHNOLOGY — 0.1%
Other Security	4,043,812	4,034,957
HOTELS, RESTAURANTS & LEISURE — 0.6%
Other Securities	17,377,721	17,305,029
HOUSEHOLD PRODUCTS — 0.0% (a)
Other Security	870,682	866,981
INSURANCE — 0.3%
Other Securities	10,581,217	10,532,373
INTERNET SOFTWARE & SERVICES — 0.3%
Other Securities	7,871,701	7,787,200
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
IT SERVICES — 0.3%
Other Securities	$ 9,385,750	$ 9,344,669
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Other Securities	5,854,449	5,831,932
MACHINERY — 0.2%
Other Securities	5,238,583	5,184,067
MEDIA — 0.4%
Other Securities	11,278,960	11,153,672
METAL-DIVERSIFIED — 0.1%
Other Security	1,635,000	1,637,305
METALS & MINING — 0.1%
Other Securities	4,308,312	4,299,856
OIL REFINING&MARKETING — 0.0% (a)
Other Security	925,000	802,438
OIL, GAS & CONSUMABLE FUELS — 0.1%
Other Security	3,022,425	3,000,890
PHARMACEUTICALS — 0.1%
Other Securities	4,009,189	4,007,061
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.0% (a)
Other Security	393,809	397,255
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Other Security	2,392,552	2,377,598
RETAIL-RESTAURANTS — 0.1%
Other Security	3,347,076	3,356,833
SOFTWARE — 1.3%
Other Securities	42,177,562	41,663,353
SPECIALTY RETAIL — 0.1%
Other Securities	2,494,750	2,471,337
Total Senior Floating Rate Loans (Cost $226,081,789)		224,826,706
U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.5%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/2042	17,401,592	16,998,727
3.00%, 1/1/2045	2,783,041	2,710,442
3.00%, 2/1/2045	1,968,059	1,913,604
3.00%, 3/1/2045	2,090,819	2,032,967
3.00%, 4/1/2045	14,445,836	14,046,131
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
3.00%, 4/1/2045	$ 28,034,523	$ 27,303,202
3.00%, 5/1/2045	7,345,313	7,142,074
3.00%, 8/1/2045	19,997,656	19,444,337
3.00%, 10/1/2045	13,091,329	12,729,102
3.50%, 2/1/2045	3,781,706	3,775,467
3.50%, 4/1/2045	18,793,156	18,757,180
3.50%, 4/1/2045	12,141,855	12,118,611
3.50%, 6/1/2045	13,885,330	13,858,748
3.50%, 10/1/2045	16,489,502	16,457,935
3.50%, 2/1/2046	16,697,191	16,650,522
3.50%, 5/1/2046	52,943,662	52,795,684
4.00%, 4/1/2047	43,827,803	44,703,520
4.00%, 7/1/2047	13,378,031	13,645,336
4.00%, 10/1/2047	27,150,968	27,693,468
4.50%, 6/1/2044	2,623,222	2,753,544
Series 326, Class 300, CMO 3.00%, 3/15/2044	36,584,459	35,887,408
Series 358, Class 300, CMO 3.00%, 10/15/2047	36,652,136	35,578,857
Series 3822, Class ZG, CMO, REMIC 4.00%, 2/15/2041	3,673,404	3,826,271
Series 3852, Class NS, CMO, IO, REMIC 6.00% - 1 Month USD LIBOR, 3.93%, 5/15/2041 (b)	12,798,078	1,589,890
Series 3889, Class VZ, CMO, REMIC 4.00%, 7/15/2041	13,068,866	13,469,762
Series 3935, Class SJ, CMO, IO, REMIC 6.65% - 1 Month USD LIBOR, 4.58%, 5/15/2041 (b)	3,006,527	276,710
Series 4120, Class KA, CMO, REMIC 1.75%, 10/15/2032	19,794,819	18,976,082
Series 4165, Class ZT, CMO, REMIC 3.00%, 2/15/2043	15,714,530	14,342,664
Series 4215, Class KC, CMO, REMIC 2.25%, 3/15/2038	14,117,355	13,855,129
Series 4364, Class ZX, CMO, REMIC 4.00%, 7/15/2044	39,804,956	41,327,686
Series 4434, Class LZ, CMO, REMIC 3.00%, 2/15/2045	3,315,099	2,979,464
Series 4444, Class CZ, CMO, REMIC 3.00%, 2/15/2045	12,155,363	10,822,360
Series 4447, Class A, CMO, REMIC 3.00%, 6/15/2041	2,028,656	2,001,053
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 4447, Class Z, CMO, REMIC 3.00%, 3/15/2045	$ 4,012,040	$ 3,632,316
Series 4471, Class BA, CMO, REMIC 3.00%, 12/15/2041	6,836,205	6,641,278
Series 4471, Class GA, CMO, REMIC 3.00%, 2/15/2044	10,350,321	10,070,711
Series 4474, Class ZX, CMO, REMIC 4.00%, 4/15/2045	11,705,459	12,078,778
Series 4481, Class B, CMO, REMIC 3.00%, 12/15/2042	6,988,802	6,819,443
Series 4483, Class CA, CMO, REMIC 3.00%, 6/15/2044	12,961,138	12,604,271
Series 4484, Class CD, CMO, REMIC 1.75%, 7/15/2030	17,061,305	16,473,026
Series 4491, Class B, CMO, REMIC 3.00%, 8/15/2040	12,991,689	12,859,384
Series 4492, Class GZ, CMO, REMIC 3.50%, 7/15/2045	8,413,994	8,077,345
Series 4499, Class AB, CMO, REMIC 3.00%, 6/15/2042	13,942,342	13,671,568
Series 4504, Class CA, CMO, REMIC 3.00%, 4/15/2044	14,630,504	14,293,157
Series 4511, Class QA, CMO, REMIC 3.00%, 1/15/2041	12,358,326	12,229,189
Series 4511, Class QC, CMO, REMIC 3.00%, 12/15/2040	9,351,332	9,211,505
Series 4533, Class AB, CMO, REMIC 3.00%, 6/15/2044	9,904,703	9,573,447
Series 4543, Class HG, CMO, REMIC 2.70%, 4/15/2044	18,236,294	17,497,558
Series 4582, Class HA, CMO, REMIC 3.00%, 9/15/2045	14,287,191	13,980,773
Series 4629, Class KA, CMO, REMIC 3.00%, 3/15/2045	43,966,955	42,890,209
Series 4750, Class PA, 3.00%, 7/15/2046	24,460,059	23,803,976
Series 4792, Class A, CMO, REMIC 3.00%, 5/15/2048	26,782,661	25,942,057
Series K053, Class A2, 3.00%, 12/25/2025	2,232,000	2,189,860
Federal National Mortgage Association:
2.50%, 9/1/2046	5,177,563	4,822,719
2.50%, 2/1/2047	14,493,058	13,586,533
3.00%, 10/1/2041	33,824,343	32,797,443
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
3.00%, 3/1/2043	$ 5,899,186	$ 5,760,114
3.00%, 7/1/2043	9,170,238	8,849,239
3.00%, 1/1/2045	2,031,275	1,959,954
3.00%, 3/1/2045	2,889,693	2,811,536
3.00%, 4/1/2045	11,955,414	11,536,056
3.00%, 7/1/2045	35,693,584	34,852,809
3.50%, 9/1/2034	2,781,198	2,806,893
3.50%, 12/1/2034	2,496,755	2,519,823
3.50%, 2/1/2035	1,591,587	1,606,292
3.50%, 1/1/2045	13,915,817	13,900,771
3.50%, 2/1/2045	5,290,962	5,285,241
3.50%, 6/1/2045	14,216,355	14,197,276
4.50%, 3/1/2044	2,968,059	3,117,315
4.50%, 6/1/2044	1,522,695	1,599,268
4.50%, 7/1/2044	1,580,220	1,659,686
4.50%, 2/1/2045	1,999,181	2,099,715
Series 2010-109, Class N, CMO, REMIC 3.00%, 10/25/2040	3,191,816	3,142,993
Series 2011-51, Class CI, CMO, IO, REMIC 6.00% - 1 Month USD LIBOR, 3.91%, 6/25/2041 (b)	8,698,273	986,569
Series 2012-101, Class AP, CMO, REMIC 2.00%, 8/25/2040	8,234,620	7,885,276
Series 2012-127, Class PA, CMO, REMIC 2.75%, 11/25/2042	4,177,422	4,054,476
Series 2012-151, Class SB, CMO, REMIC 6.00% - 1 Month USD LIBOR, 3.03%, 1/25/2043 (b)	1,248,324	966,425
Series 2013-114, Class HZ, CMO, REMIC 3.00%, 11/25/2038	16,413,840	14,940,583
Series 2013-18, Class CD, CMO, REMIC 1.50%, 10/25/2027	6,290,771	6,027,937
Series 2013-30, Class PS, CMO, REMIC 6.00% - 1 Month USD LIBOR, 3.03%, 4/25/2043 (b)	1,718,187	1,339,435
Series 2014-21, Class GZ, CMO, REMIC 3.00%, 4/25/2044	6,273,297	5,695,048
Series 2014-39, Class ZA, CMO, REMIC 3.00%, 7/25/2044	9,018,624	8,367,207
Series 2015-42, Class CA, CMO, REMIC 3.00%, 3/25/2044	8,039,884	7,868,015
Series 2015-9, Class HA, CMO, REMIC 3.00%, 1/25/2045	12,464,356	12,364,965
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2015-95, Class AP, CMO, REMIC 3.00%, 8/25/2042	$ 16,037,980	$ 15,701,981
Series 2016-21, Class BZ, CMO, REMIC 3.00%, 4/25/2046	4,633,297	4,176,304
Series 2016-32, Class LA, CMO, REMIC 3.00%, 10/25/2044	13,890,968	13,601,083
Series 2016-72, Class PA, CMO, REMIC 3.00%, 7/25/2046	21,867,885	21,302,745
Series 2016-81, Class PA, CMO, REMIC 3.00%, 2/25/2044	30,560,229	29,997,569
Series 2016-9, Class A, CMO, REMIC 3.00%, 9/25/2043	10,962,866	10,752,256
Series 2016-92, Class A, CMO, REMIC 3.00%, 4/25/2042	35,566,494	34,718,916
Series 2016-M3, Class A2, 2.70%, 2/25/2026	2,150,000	2,054,460
Series 2017-13, Class CA, CMO, REMIC 2.50%, 10/25/2043	30,180,990	29,145,991
Series 2017-15, Class MA, CMO, REMIC 3.00%, 2/25/2042	71,116,085	70,036,166
Series 2017-18, Class A, CMO, REMIC 3.00%, 8/25/2042	88,679,363	86,703,321
Series 2017-32, Class CA, CMO, REMIC 3.00%, 10/25/2042	42,973,152	42,258,698
Series 2017-87, Class BA, CMO, REMIC 3.00%, 12/25/2042	30,575,760	30,240,436
Series 2017-9, Class EA, CMO, REMIC 3.00%, 10/25/2042	73,180,052	71,660,760
Series 2018-27, Class JA, CMO, REMIC 3.00%, 12/25/2047	17,417,041	16,771,130
Series 2018-38, Class JB, CMO, REMIC 3.00%, 6/25/2048	14,751,658	14,285,540
Other Securities	24,007,259	13,686,799
Total U.S. Government Agency Obligations (Cost $1,603,925,312)		1,543,505,555
U.S. TREASURY OBLIGATIONS — 16.0%
Treasury Bonds 3.13%, 2/15/2043	49,890,000	51,174,171
Treasury Notes:
0.75%, 9/30/2018	35,000,000	34,898,500
1.13%, 2/28/2019	15,000,000	14,890,350
1.50%, 5/31/2020	92,300,000	90,523,222
1.63%, 5/15/2026	66,620,000	60,952,634
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
1.75%, 3/31/2022	$ 62,160,000	$ 60,105,612
2.13%, 1/31/2021	87,000,000	85,967,313
2.13%, 2/29/2024	57,600,000	55,648,512
2.25%, 11/15/2025	36,900,000	35,497,430
Other Securities	21,156,959	20,659,191
Total U.S. Treasury Obligations (Cost $520,859,130)		510,316,935
MORTGAGE-BACKED SECURITIES — 4.4%
Other Securities (cost: $140,033,336)	379,495,209	140,250,327
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.2%
Other Securities (cost: $182,270,150)	1,112,509,218	163,921,712
TOTAL INVESTMENTS - 99.5% (Cost $3,273,818,299)		3,165,752,643
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		16,486,154
NET ASSETS - 100.0%		$ 3,182,238,797

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund’s 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund’s net assets. “Other Securities” represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”). In certain instances, securities for which footnotes listed above may otherwise apply are included in the Other Securities caption. The complete schedule of portfolio holdings is available on the Fund's website at www.spdrs.com, without charge, upon request by calling 1-866-787-2257 (toll-free) and on the SEC's website at www.sec.gov.

(a)	Amount is less than 0.05% of net assets.
(b)	Variable Rate Security - Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Rate shown is the discount rate at time of purchase.
LIBOR	London Interbank Offered Rate
CMO	Collateralized Mortgage Obligation
REMIC	Real Estate Mortgage Investment Conduit
IO	Interest Only
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

At June 30, 2018, the Fund had unfunded loan commitments of $3,496,041, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Sinclair Television Group, Inc.	3,012,945	3,014,353	1,408
Mavis Tire Express Services Corp.	483,096	480,076	(3,020)
			$(1,612)
The following table summarizes the value of the Fund's investments according to the fair value hierarchy as of June 30, 2018.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Argentina	$—	$ 7,543,845	$—	$ 7,543,845
Australia	—	7,222,966	—	7,222,966
Belgium	—	3,257,970	—	3,257,970
Brazil	—	12,980,063	—	12,980,063
Canada	—	10,015,902	—	10,015,902
Cayman Islands	—	4,303,215	—	4,303,215
Chile	—	24,981,478	—	24,981,478
China	—	10,292,027	—	10,292,027
Colombia	—	1,968,301	—	1,968,301
Costa Rica	—	3,032,383	—	3,032,383
Dominican Republic	—	6,235,750	—	6,235,750
Hong Kong	—	2,916,351	—	2,916,351
India	—	34,847,079	—	34,847,079
Ireland	—	847,600	—	847,600
Israel	—	6,615,989	—	6,615,989
Jamaica	—	2,916,500	—	2,916,500
Japan	—	3,720,528	—	3,720,528
Luxembourg	—	3,118,856	—	3,118,856
Malaysia	—	23,310,346	—	23,310,346
Mexico	—	11,704,957	—	11,704,957
Netherlands	—	426,550	—	426,550
Panama	—	7,051,100	—	7,051,100
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Peru	$—	$ 8,018,688	$—	$ 8,018,688
Philippines	—	7,011,945	—	7,011,945
Singapore	—	18,543,073	—	18,543,073
United Kingdom	—	9,274,719	—	9,274,719
United States	—	206,734,819	—	206,734,819
Asset-Backed Securities	—	79,573,274	—	79,573,274
Foreign Government Obligations
Argentina	—	7,770,750	—	7,770,750
Brazil	—	6,015,250	—	6,015,250
Chile	—	9,803,630	—	9,803,630
Costa Rica	—	3,159,188	—	3,159,188
India	—	1,633,107	—	1,633,107
Indonesia	—	6,778,561	—	6,778,561
Israel	—	8,682,626	—	8,682,626
Malaysia	—	3,467,501	—	3,467,501
Mexico	—	2,639,775	—	2,639,775
Panama	—	5,658,072	—	5,658,072
Peru	—	771,208	—	771,208
Philippines	—	8,057,526	—	8,057,526
United States	—	27,940	—	27,940
Senior Floating Rate Loans
Aerospace & Defense	—	798,240	—	798,240
Auto Components	—	9,196,998	—	9,196,998
Building Products	—	2,512,648	—	2,512,648
Capital Markets	—	3,009,260	—	3,009,260
Casino Services	—	790,000	—	790,000
Chemicals	—	5,441,959	—	5,441,959
Commercial Services & Supplies	—	13,453,004	—	13,453,004
Communications Equipment	—	6,504,272	—	6,504,272
Construction & Engineering	—	4,255,152	—	4,255,152
Construction Materials	—	2,860,565	—	2,860,565
Containers & Packaging	—	4,249,871	—	4,249,871
Distributors	—	136,325	—	136,325
Diversified Financial Services	—	1,355,007	—	1,355,007
Diversified Telecommunication Services	—	5,021,472	—	5,021,472
Electrical Equipment	—	2,124,819	—	2,124,819
Energy Equipment & Services	—	2,328,905	—	2,328,905
Financial Services	—	2,845,804	—	2,845,804
Food & Staples Retailing	—	3,639,277	—	3,639,277
Food Products	—	786,320	—	786,320
See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Food-Misc/Diversified	$—	$ 694,488	$—	$ 694,488
Health Care Providers & Services	—	16,767,514	—	16,767,514
Health Care Technology	—	4,034,957	—	4,034,957
Hotels, Restaurants & Leisure	—	17,305,029	—	17,305,029
Household Products	—	866,981	—	866,981
Insurance	—	10,532,373	—	10,532,373
Internet Software & Services	—	7,787,200	—	7,787,200
IT Services	—	9,344,669	—	9,344,669
Life Sciences Tools & Services	—	5,831,932	—	5,831,932
Machinery	—	5,184,067	—	5,184,067
Media	—	11,153,672	—	11,153,672
Metal-Diversified	—	1,637,305	—	1,637,305
Metals & Mining	—	4,299,856	—	4,299,856
Oil Refining&Marketing	—	802,438	—	802,438
Oil, Gas & Consumable Fuels	—	3,000,890	—	3,000,890
Pharmaceuticals	—	4,007,061	—	4,007,061
Real Estate Investment Trusts (REITs)	—	397,255	—	397,255
Real Estate Management & Development	—	2,377,598	—	2,377,598
Retail-Restaurants	—	3,356,833	—	3,356,833
Software	—	41,663,353	—	41,663,353
Specialty Retail	—	2,471,337	—	2,471,337
U.S. Government Agency Obligations	—	1,543,505,555	—	1,543,505,555
U.S. Treasury Obligations	—	510,316,935	—	510,316,935
Mortgage-Backed Securities	—	140,250,327	—	140,250,327
Commercial Mortgage Backed Securities	—	163,921,712	—	163,921,712
TOTAL INVESTMENTS	$—	$3,165,752,643	$—	$3,165,752,643
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loan(a)	—	(1,612)	—	(1,612)
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$—	$3,165,751,031	$—	$3,165,751,031

(a)	Includes appreciation (depreciation) on unfunded loan commitments.
Affiliate Table
	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$172,560,754	$172,560,754	$—	$—	—	$—	$30,142

See accompanying notes to financial statements.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SUMMARY SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.
**	Includes transfers from Portfolio - See Note 1 in the Notes to Financial Statements.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2018

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF
ASSETS
Investments in unaffiliated issuers, at value	$44,281,458	$82,764,632
Investments in affiliated issuers, at value	3,529,453	376,094
Total Investments	47,810,911	83,140,726
Cash	181,855	196,905
Receivable for investments sold	—	102,932
Dividends receivable — affiliated issuers	2,383	2,271
Interest receivable — unaffiliated issuers	670,177	373,466
Receivable from Adviser	5,470	5,132
TOTAL ASSETS	48,670,796	83,821,432
LIABILITIES
Payable for investments purchased	389,249	803,940
Advisory fee payable	28,458	33,856
Trustees’ fees and expenses payable	10	7
TOTAL LIABILITIES	417,717	837,803
NET ASSETS	$48,253,079	$82,983,629
NET ASSETS CONSIST OF:
Paid-in Capital	$50,011,843	$83,916,484
Undistributed (distribution in excess of) net investment income (loss)	85,677	79,557
Accumulated net realized gain (loss) on investments	(121,932)	(243,295)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(1,722,509)	(769,117)
NET ASSETS	$48,253,079	$82,983,629
NET ASSET VALUE PER SHARE
Net asset value per share	$ 48.25	$ 48.81
Shares outstanding (unlimited amount authorized, no par value)	1,000,000	1,700,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$46,003,967	$83,533,749
Investments in affiliated issuers	3,529,453	376,094
Total cost of investments	$49,533,420	$83,909,843
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF ASSETS AND LIABILITIES  (continued)
June 30, 2018

SPDR DoubleLine Total Return Tactical ETF
ASSETS
Investments in unaffiliated issuers, at value	$3,165,752,643
Cash	3,598,372
Receivable for investments sold	33,874,211
Interest receivable — unaffiliated issuers	16,942,910
Receivable from Adviser	279,347
Other Receivable	2,971,079
TOTAL ASSETS	3,223,418,562
LIABILITIES
Payable for investments purchased	39,307,548
Unrealized depreciation on unfunded loan commitments	1,612
Advisory fee payable	1,868,927
Accrued expenses and other liabilities	1,678
TOTAL LIABILITIES	41,179,765
NET ASSETS	$3,182,238,797
NET ASSETS CONSIST OF:
Paid-in Capital	$3,315,419,680
Undistributed (distribution in excess of) net investment income (loss)	9,694,482
Accumulated net realized gain (loss) on investments	(34,808,097)
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(108,065,656)
Unfunded loan commitments	(1,612)
NET ASSETS	$3,182,238,797
NET ASSET VALUE PER SHARE
Net asset value per share	$ 47.60
Shares outstanding (unlimited amount authorized, no par value)	66,850,000
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$3,273,818,299
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2018

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 1,282,733	$1,203,376
Dividend income — affiliated issuers	15,091	32,258
Foreign taxes withheld	(1,446)	—
TOTAL INVESTMENT INCOME (LOSS)	1,296,378	1,235,634
EXPENSES
Advisory fee	295,514	245,100
Trustees’ fees and expenses	614	708
Miscellaneous expenses	1,396	1,442
TOTAL EXPENSES	297,524	247,250
Expenses waived/reimbursed by the Adviser	(41,412)	(26,660)
NET EXPENSES	256,112	220,590
NET INVESTMENT INCOME (LOSS)	1,040,266	1,015,044
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	203,609	(66,759)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(1,996,624)	(702,128)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,793,015)	(768,887)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (752,749)	$ 246,157
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF OPERATIONS  (continued)
For the Year Ended June 30, 2018

SPDR DoubleLine Total Return Tactical ETF
INVESTMENT INCOME
Interest income — unaffiliated issuers	$ 9,906,413
Interest income allocated from the Portfolio	103,545,099
Dividend income allocated from the Portfolio	1,276,376
Dividend income — affiliated issuers	30,142
Expenses allocated from the Portfolio	(8,937,875)
Foreign taxes withheld	(3,975)
TOTAL INVESTMENT INCOME (LOSS)	105,816,180
EXPENSES
Advisory fee	13,523,982
Trustees’ fees and expenses	11,269
Miscellaneous expenses	38,462
TOTAL EXPENSES	13,573,713
Expenses waived/reimbursed by the Adviser	(3,543,588)
NET EXPENSES	10,030,125
NET INVESTMENT INCOME (LOSS)	95,786,055
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments allocated from the Portfolio	(8,048,777)
Investments — unaffiliated issuers	2,640,805
Net realized gain (loss)	(5,407,972)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(108,065,036)
Unfunded loan commitments	(1,612)
Unfunded loan commitments allocated from the Portfolio	(620)
Investments allocated from the Portfolio	14,970,327
Net change in unrealized appreciation/depreciation	(93,096,941)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(98,504,913)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ (2,718,858)
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 1,040,266	$ 1,068,230
Net realized gain (loss)	203,609	1,818,115
Net change in unrealized appreciation/depreciation	(1,996,624)	(543,528)
Net increase (decrease) in net assets resulting from operations	(752,749)	2,342,817
Net equalization credits and charges	34,869	4,915
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,032,793)	(1,136,725)
Net realized gains	(465,069)	(1,500,330)
Total distributions to shareholders	(1,497,862)	(2,637,055)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	22,676,121	2,484,201
Cost of shares redeemed	—	(13,109,131)
Net income equalization	(34,869)	(4,915)
Other capital	79,367	28,358
Net increase (decrease) in net assets from beneficial interest transactions	22,720,619	(10,601,487)
Net increase (decrease) in net assets during the period	20,504,877	(10,890,810)
Net assets at beginning of period	27,748,202	38,639,012
NET ASSETS AT END OF PERIOD	$48,253,079	$ 27,748,202
Undistributed (distribution in excess of) net investment income (loss)	$ 85,677	$ 78,204
SHARES OF BENEFICIAL INTEREST:
Shares sold	450,000	50,000
Shares redeemed	—	(250,000)
Net increase (decrease)	450,000	(200,000)
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 1,015,044	$ 735,309
Net realized gain (loss)	(66,759)	590
Net change in unrealized appreciation/depreciation	(702,128)	(281,924)
Net increase (decrease) in net assets resulting from operations	246,157	453,975
Net equalization credits and charges	46,752	1,711
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(974,641)	(835,059)
Net realized gains	—	(127,004)
Total distributions to shareholders	(974,641)	(962,063)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	48,865,257	12,388,012
Cost of shares redeemed	—	(27,603,720)
Net income equalization	(46,752)	(1,711)
Other capital	122,163	44,772
Net increase (decrease) in net assets from beneficial interest transactions	48,940,668	(15,172,647)
Net increase (decrease) in net assets during the period	48,258,936	(15,679,024)
Net assets at beginning of period	34,724,693	50,403,717
NET ASSETS AT END OF PERIOD	$82,983,629	$ 34,724,693
Undistributed (distribution in excess of) net investment income (loss)	$ 79,557	$ —
SHARES OF BENEFICIAL INTEREST:
Shares sold	1,000,000	250,000
Shares redeemed	—	(550,000)
Net increase (decrease)	1,000,000	(300,000)
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS  (continued)

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 95,786,055	$ 82,714,166
Net realized gain (loss)	(5,407,972)	2,330,164
Net change in unrealized appreciation/depreciation	(93,096,941)	(41,419,853)
Net increase (decrease) in net assets resulting from operations	(2,718,858)	43,624,477
Net equalization credits and charges	37,755	890,764
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(103,695,830)	(91,135,299)
Net realized gains	—	(5,206,246)
Total distributions to shareholders	(103,695,830)	(96,341,545)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	299,844,384	765,835,234
Cost of shares redeemed	(366,600,086)	(19,509,802)
Net income equalization	(37,755)	(890,764)
Other capital	1,607,981	2,241,745
Net increase (decrease) in net assets from beneficial interest transactions	(65,185,476)	747,676,413
Net increase (decrease) in net assets during the period	(171,562,409)	695,850,109
Net assets at beginning of period	3,353,801,206	2,657,951,097
NET ASSETS AT END OF PERIOD	$3,182,238,797	$3,353,801,206
Undistributed (distribution in excess of) net investment income (loss)	$ 9,694,482	$ 7,446,958
SHARES OF BENEFICIAL INTEREST:
Shares sold	6,100,000	15,500,000
Shares redeemed	(7,650,000)	(400,000)
Net increase (decrease)	(1,550,000)	15,100,000
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Emerging Markets Fixed Income ETF
	Year Ended 6/30/18	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$ 50.45	$ 51.52	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.31	1.77	0.45
Net realized and unrealized gain (loss)	(1.74)	1.91	1.17
Total from investment operations	(0.43)	3.68	1.62
Net equalization credits and charges (a)	0.04	0.01	—
Other capital (a)	0.10	0.05	0.15
Distributions to shareholders from:
Net investment income	(1.36)	(1.81)	(0.25)
Net realized gains	(0.55)	(3.00)	—
Total distributions	(1.91)	(4.81)	(0.25)
Net asset value, end of period	$ 48.25	$ 50.45	$ 51.52
Total return (b)	(0.65)%	7.67%	3.55%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$48,253	$27,748	$38,639
Ratios to average net assets:
Total expenses	0.76%	0.75%	0.75%(c)
Net expenses	0.65%	0.65%	0.65%(c)
Net investment income (loss)	2.64%	3.46%	4.15%(c)
Portfolio turnover rate (d)	55%	141%	12%(e)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(c)	Annualized.
(d)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(e)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Short Duration Total Return Tactical ETF
	Year Ended 6/30/18	Year Ended 6/30/17	For the Period 4/14/16* - 6/30/16
Net asset value, beginning of period	$ 49.61	$ 50.40	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (a)	1.02	1.04	0.22
Net realized and unrealized gain (loss)	(0.99)	(0.53)	0.20
Total from investment operations	0.03	0.51	0.42
Net equalization credits and charges (a)	0.05	0.00(b)	—
Other capital (a)	0.12	0.06	0.10
Distributions to shareholders from:
Net investment income	(1.00)	(1.13)	(0.12)
Net realized gains	—	(0.23)	—
Total distributions	(1.00)	(1.36)	(0.12)
Net asset value, end of period	$ 48.81	$ 49.61	$ 50.40
Total return (c)	0.43%	1.14%	1.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$82,984	$34,725	$50,404
Ratios to average net assets:
Total expenses	0.50%	0.50%	0.50%(d)
Net expenses	0.45%	0.45%	0.45%(d)
Net investment income (loss)	2.07%	2.10%	2.06%(d)
Portfolio turnover rate (e)	50%	123%	25%(f)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Amount is less than $0.005 per share.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(d)	Annualized.
(e)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.
(f)	Not annualized.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS  (continued)
Selected data for a share outstanding throughout each period

	SPDR DoubleLine Total Return Tactical ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	For the Period 2/23/15* - 6/30/15(a)
Net asset value, beginning of period	$ 49.03	$ 49.87	$ 49.43	$ 50.00
Income (loss) from investment operations:
Net investment income (loss) (b)	1.34	1.33	1.54	0.55
Net realized and unrealized gain (loss) (c)	(1.34)	(0.66)	0.34	(0.88)
Total from investment operations	—	0.67	1.88	(0.33)
Net equalization credits and charges (b)	0.00(d)	0.01	0.07	0.10
Other capital (b)	0.02	0.04	0.03	0.05
Distributions to shareholders from:
Net investment income	(1.45)	(1.48)	(1.54)	(0.39)
Net realized gains	—	(0.08)	—	—
Total distributions	(1.45)	(1.56)	(1.54)	(0.39)
Net asset value, end of period	$ 47.60	$ 49.03	$ 49.87	$ 49.43
Total return (e)	0.04%	1.55%	4.03%	(0.34)%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,182,239	$3,353,801	$2,657,951	$746,443
Ratios to average net assets:
Total expenses	0.65%	0.66%	0.65%	0.65%(f)
Net expenses	0.55%	0.55%	0.55%	0.56%(f)
Net investment income (loss)	2.78%	2.70%	3.14%	3.18%(f)
Portfolio turnover rate	34%(g)	72%(g)	38%(g)	14%(g)

*	Commencement of operations.
(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio of the master feeder structure. See Note 1.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Total returns for periods of less than one year are not annualized. Broker commission charges are not included in this calculation.
(f)	Annualized.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master feeder structure. See Note 1.
See accompanying notes to financial statements.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2018, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest at no par value. The financial statements herein relate to the following series (each a “Fund”, and collectively, the “Funds”):
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
Each Fund is classified as a diversified investment company under the 1940 Act, with the exception of SPDR DoubleLine Total Return Tactical ETF, which is a non-diversified investment company.
Prior to the close of business on May 7, 2018, SPDR DoubleLine Total Return Tactical ETF had been operating in a “master –feeder” arrangement, under which the Fund invested substantially all of its assets in a corresponding series of SSGA Master Trust (i.e., a “Portfolio/ Master fund”). The State Street DoubleLine Total Return Tactical Portfolio (the “Portfolio”) was a separate mutual fund that had an identical investment objective, and substantially identical investment strategies, policies and risks as the Fund ( i.e., a “feeder fund”). As a result of this arrangement, the Fund had an indirect interest in all of the securities owned by the Portfolio.
As of the close of business on May 7, 2018, the securities held by the Portfolio were transferred “in-kind” to the Feeder in a tax free exchange of the Feeder’s interests as part of a complete liquidation of the Portfolio.
Effective May 8, 2018, the Fund pursues its investment objective through direct investment in securities of the same type that previously would have been owned by the Portfolio. The discontinuance of the master-feeder arrangement on the Fund had no impact on shareholder’s net asset value or the results of operations for the Fund.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
Each Fund's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Funds. The Board has responsibility for determining the fair value of investments.
Valuation techniques used to value each Fund’s investments by major category are as follows:
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

•  Debt obligations (including short term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•  Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Funds' underlying benchmarks. Various inputs are used in determining the value of the Funds' investments.
The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

assumptions used in determining the fair value of investments.
The value of each Fund’s investments according to the fair value hierarchy as of June 30, 2018, is disclosed in each Fund’s respective Schedule of Investments.
Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period. The Funds had no transfers between levels for the period ended June 30, 2018.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.
Paydown gains and losses are recorded as an adjustment to interest income.
SPDR DoubleLine Total Return Tactical ETF's realized gains and losses from security transactions prior to May 7, 2018 consist of the Fund's pro-rata share of its corresponding Portfolio’s realized gains and losses. For activity prior to May 7, 2018, net investment income consists of the Fund's pro-rata share of the net investment income of its corresponding Portfolio less expenses of the Fund.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds within the Trust. The SPDR DoubleLine Total Return Tactical ETF was allocated a pro-rata share of the expenses of its corresponding Portfolio prior to May 7, 2018.
Foreign Taxes
The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Funds' Statements of Assets and Liabilities.
Equalization
Certain Funds in the Trust follow the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
The following Funds utilized equalization during the period ended June 30, 2018:
SPDR DoubleLine Emerging Markets Fixed Income ETF
SPDR DoubleLine Short Duration Total Return Tactical ETF
SPDR DoubleLine Total Return Tactical ETF
Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Securities and Other Investments
Loan Agreements
The SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF invest in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Funds do not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Funds as the issuers of such loans.
4.    Fees and Transactions with Affiliates
Advisory Fee
Each Fund has entered into an Investment Advisory Agreement with SSGA FM. As compensation for services rendered, facilities furnished, and expenses borne by the Adviser, each Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of each Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR DoubleLine Emerging Markets Fixed Income ETF	0.75%
SPDR DoubleLine Short Duration Total Return Tactical ETF	0.50
SPDR DoubleLine Total Return Tactical ETF	0.65 *

*	The Advisory fee was reduced by the proportional amount of the advisory fee of the Fund’s Portfolio prior to the close of business on May 7, 2018. For the period ended June 30, 2018, the net annualized advisory fee was 0.29%. The reduction resulted in a fee reimbursement which is identified on the Statements of Operations.
The Adviser has contractually agreed to waive its advisory fee and/or reimburse certain expenses, until October 31, 2018, so that the net annual Fund operating expenses of the Fund will be limited to 0.65%, 0.45% and 0.55% of the Fund’s average daily net assets for the SPDR DoubleLine Emerging Markets Fixed Income ETF, the SPDR DoubleLine Short Duration Total Return Tactical ETF and the SPDR DoubleLine Total Return Tactical ETF, respectively, before application of any extraordinary expenses or acquired fund fees and expenses. The contractual fee waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and after October 31, 2018, the waiver and/or reimbursement may be cancelled or modified at any time. This waiver and/or reimbursement may not be terminated during the relevant period except with the approval of the Board.
Adviser pays all expenses of each Fund other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s Independent Trustees (including any Trustees’ counsel fees), acquired fund fees and expenses, litigation expenses, and other extraordinary expenses.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

DoubleLine Capital LP receives fees for its services as the sub-adviser to the Funds from the Adviser.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates
The Funds may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2018, are disclosed in the Schedules of Investments.
5.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the period ended June 30, 2018, were as follows:
	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ —	$ —	$ 40,973,387	$ 20,875,532
SPDR DoubleLine Short Duration Total Return Tactical ETF	55,775,234	19,905,792	9,989,842	—

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

	U.S. Government Obligations		Other Securities
	Purchases	Sales	Purchases	Sales
SPDR DoubleLine Total Return Tactical ETF	$14,418,750	$46,683,475	$1,692,007,770	$1,085,723,436
7.    Shareholder Transactions
Each Fund issues and redeems its shares, at NAV, by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets.
The consideration for the purchase of Creation Units of a Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in “Other Capital” on the Statements of Changes in Net Assets.
8.    Income Tax Information
The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Each Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed each Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on NAVs or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for pay-down gains and losses, and wash sales.
The tax character of distributions paid during the year ended June 30, 2018, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 1,449,429	$48,433	$ 1,497,862
SPDR DoubleLine Short Duration Total Return Tactical ETF	974,641	—	974,641
SPDR DoubleLine Total Return Tactical ETF	103,695,830	—	103,695,830
The tax character of distributions paid during the year ended June 30, 2017, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 2,637,055	$ —	$ 2,637,055
SPDR DoubleLine Short Duration Total Return Tactical ETF	962,063	—	962,063
SPDR DoubleLine Total Return Tactical ETF	94,588,915	1,752,630	96,341,545
At June 30, 2018, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 85,677	$ —	$—	$ (1,722,509)	$(121,932)	$ (1,758,764)
SPDR DoubleLine Short Duration Total Return Tactical ETF	79,557	(197,251)	—	(815,161)	—	(932,855)
SPDR DoubleLine Total Return Tactical ETF	9,694,482	(34,332,694)	—	(108,542,671)	—	(133,180,883)

* The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

As of June 30, 2018, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR DoubleLine Short Duration Total Return Tactical ETF	$ 97,886	$ 99,365
SPDR DoubleLine Total Return Tactical ETF	17,091,058	17,241,636
As of June 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR DoubleLine Emerging Markets Fixed Income ETF	$ 49,533,420	$ 23,662	$ 1,746,171	$ (1,722,509)
SPDR DoubleLine Short Duration Total Return Tactical ETF	83,955,887	96,230	911,391	(815,161)
SPDR DoubleLine Total Return Tactical ETF	3,277,306,647	6,751,260	115,293,931	(108,542,671)
9.    Line of Credit
The Funds and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2018 unless extended or renewed.
The Participants are charged annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses paid by the adviser. A participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate. Prior to October 12, 2017, SPDR Double Line Emerging Markets Fixed Income ETF and SDPR Doubleline Short Duration Total Return Tactical ETF and other affiliated funds participated in a $360 million revolving credit facility.
The Funds had no outstanding loans as of June 30, 2018.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

10.    Risks
Concentration Risk
As a result of the Funds' ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds' investments more than if the Funds' were more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Funds invest. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Funds invest in securities of issuers located in emerging markets, these risks may be even more pronounced.
Market and Credit Risk
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.
11.    Recent Accounting Pronouncement
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

12.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders of SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF and Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF and SPDR DoubleLine Total Return Tactical ETF (collectively referred to as the “Funds”) (three of the funds constituting SSGA Active Trust (the “Trust”)), including the schedules of investments or summary schedule of investments, as of June 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting SSGA Active Trust) at June 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR ® DoubleLine® Emerging Markets Fixed Income ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the two years in the period ended June 30, 2018 and the period from April 14, 2016 (commencement of operations) through June 30, 2016
SPDR ® DoubleLine® Short Duration Total Return Tactical ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the two years in the period ended June 30, 2018 and the period from April 14, 2016 (commencement of operations) through June 30, 2016

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Individual fund constituting the SSGA Active Trust	Statement of operations	Statement of changes in net assets	Financial highlights
SPDR ® DoubleLine® Total Return Tactical ETF	For the year ended June 30, 2018	For each of the two years in the period ended June 30, 2018	For each of the three years in the period ended June 30, 2018 and the period from February 23, 2015 (commencement of operations) through June 30, 2015
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 30, 2018

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2018 (Unaudited)

Expense Example
As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

	SPDR DoubleLine Emerging Markets Fixed Income ETF	SPDR DoubleLine Short Duration Total Return Tactical ETF	SPDR DoubleLine Total Return Tactical ETF
Annualized Expense Ratio	0.65%	0.45%	0.55%
Actual:
Ending Account Value	$ 972.40	$1,000.70	$ 991.10
Expenses Paid During Period(a)	3.18	2.23	2.72(b)
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,021.60	1,022.60	1,022.10
Expenses Paid During Period(a)	3.26	2.26	2.76(b)

(b)	Reflects the expenses of both the Fund and the Portfolio for the period while the Fund was making investments directly in the Portfolio.
(a)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2018.
Dividends Received Deduction
Each Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Funds during the fiscal year ended June 30, 2018 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. Each Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Qualified Interest Income
Each Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Long term capital gains dividends were paid from the following Funds during the year ended June 30, 2018:
Amount
SPDR DoubleLine Emerging Markets Fixed Income ETF	$48,433
Premium/Discount Information
Information regarding how often the Shares of each Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at www.spdrs.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Funds’ investment adviser to vote proxies relating to the Funds’ portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website, at www.sec.gov.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Information regarding how the investment adviser voted for the prior 12-months period ended June 30, is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Funds' website at www.spdrs.com.
Quarterly Portfolio Schedule
The Funds file a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Funds' website at www.spdrs.com.
Approval of Advisory Agreement
At in-person meetings held prior to June 30, 2018, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the SPDR DoubleLine Emerging Markets Fixed Income ETF, SPDR DoubleLine Short Duration Total Return Tactical ETF, and SPDR DoubleLine Total Return Tactical ETF, each an operational series of SSGA Active Trust (each, a “Fund” and collectively, the “Funds”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreement, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grows.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the Funds as exchange-traded funds and the experience and expertise of the Adviser with exchange-traded funds. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in active management, managing exchange-traded funds and overseeing third-party sub-advisers.
Investment Performance
The Board then reviewed each Fund’s performance. The Board compared each Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered the following performance information in its evaluation of each Fund:
SPDR DoubleLine Short Duration Total Return Tactical ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1- year period, it outperformed its benchmark index for the 1-year and since inception periods.
SPDR DoubleLine Total Return Tactical ETF. The Board considered that the Fund underperformed the median of its Performance Group for the 1- and 2-year periods, but that the Fund outperformed its benchmark index for the 1-year and since inception periods.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

SPDR DoubleLine Emerging Markets Fixed Income ETF. The Board considered that although the Fund underperformed the median of its Performance Group for the 1- year period, it outperformed its benchmark index for the 1-year and since inception periods.
In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds for each Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for each Fund by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with each Fund from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by the Adviser with respect to each Fund were appropriate; (b) the performance of each Fund had been satisfactory; (c) the Adviser’s unitary fee for each Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) the profitability of the Trust’s relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser shared the economies of scale with respect to each Fund by way of the relatively low fee structure of the Trust.
Approval of DoubleLine Capital LP Sub-Advisory Agreement
At in-person meetings held prior to June 30, 2018, the Board also considered proposals to continue the Sub-Advisory Agreement (the “DoubleLine Sub-Advisory Agreement”) between the Adviser and DoubleLine Capital LP (“DoubleLine”) with respect to each Fund. The Independent Trustees also met separately to consider the DoubleLine Sub-Advisory Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the DoubleLine Sub-Advisory Agreement, the Board requested, and DoubleLine and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the DoubleLine Sub-Advisory Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by DoubleLine with respect to each Fund under the DoubleLine Sub-Advisory Agreement; and (ii) investment performance of each Fund. The Board was informed of the portion of the advisory fee that the Adviser would pay to DoubleLine under the DoubleLine Sub-Advisory Agreement and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the Funds.
The Board considered the background and experience of DoubleLine’s senior management and, in particular, DoubleLine’s experience in investing in fixed income securities. The Board reviewed each Fund’s performance, noting that the performance of

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

each Fund was satisfactory. The Board also considered the unitary fee paid to the Adviser by each Fund and DoubleLine’s fees paid by the Adviser. The Board also considered whether DoubleLine benefited in other ways from its relationship with the Trust.
After weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreement between the Trust and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the DoubleLine Sub-Advisory Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by DoubleLine with respect to each Fund were adequate and appropriate; (b) the performance of each Fund had been satisfactory; (c) DoubleLine’s fees for each Fund and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to DoubleLine were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to DoubleLine adequately shared the economies of scale with each Fund by way of the relatively low fee structure of the Trust.
TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Active Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	127	None.
DAVID M. KELLY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
BONNY EUGENIA BOATMAN c/o SSGA Active Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	127	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	127	The Motley Fool Funds Trust (Trustee).
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	196	None.

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**
ESTEFANIA SALOMON State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111 1983	Assistant Secretary	Term:Unlimited Served: since May 2018	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2018 – present); Senior Compliance Consultant, AdvisorAssist, LLC (2017); Attorney, Commonwealth of Massachusetts, Securities Division (2014-2017).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
** Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.
Statement of Additional Information (SAI) includes additional information about Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.

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SSGA Active Trust
Trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
Officers
Ellen M. Needham, President
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Michael P. Riley, Vice President
Chad C. Hallett, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Sujata Upreti, Assistant Treasurer
Daniel Foley, Assistant Treasurer
Daniel G. Plourde, Assistant Treasurer
Jesse D. Hallee, Secretary
Estefania Salomon, Assistant Secretary
Brian Harris, Chief Compliance Officer; Anti-Money
Laundering Officer; Code of Ethics Compliance Officer
Joshua A. Weinberg, Chief Legal Officer
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

SSGA Active Trust
For more complete information, please call 1.866.787.2257 or visit www.spdrs.com today.
State Street Global Advisors
One Iron Street
Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETF's net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Investing in commodities entail significant risk and is not appropriate for all investors. Commodities investing entail significant risk as commodity prices can be extremely volatile due to wide range of factors. A few such factors include overall market movements, real or perceived inflationary trends, commodity index volatility, international, economic and political changes, change in interest and currency exchange rates.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs.
SSGA Funds Management has retained DoubleLine Capital LP as the sub-adviser.
DoubleLine® is a registered trademark of DoubleLine Capital LP.
DoubleLine Capital LP is not affiliated with State Street Global Advisors Funds Distributors, LLC.
Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.spdrs.com. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.
© 2018 State Street Corporation - All Rights Reserved
SPDRDOUBLEAR

Annual Report
June 30, 2018
SSGA Active Trust
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

Note to Performance Summary (Unaudited)
The performance chart of a Fund’s total return at net asset value (“NAV”), the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. A Fund’s per share NAV is the value of one share of a Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of a Fund and the market return is based on the market price per share of a Fund. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of a Fund are listed for trading, as of the time that a Fund’s NAV is calculated. NAV and market returns assume that dividends and capital gain distributions have been reinvested in a Fund at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, a Fund’s performance is negatively impacted by these deductions. Index returns reflect all items of income, gain and loss and the reinvestment of dividends and other income.
The Markit iBoxx USD Liquid Leveraged Loan Index is comprised of about 100 of the most liquid, tradable leveraged loans, as identified by Markit’s Loans Liquidity service. Markit is a premier provider of independent, transparent, and objective indices for trading, product structuring, and benchmarking to bring transparency and liquidity to the financial markets.
The S&P/LSTA U.S. Leveraged Loan 100 Index is designed to reflect the largest facilities in the leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads, and interest payments. The index consists of 100 loan facilities drawn from a larger benchmark, the S&P/LSTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).
See accompanying notes to financial statements.
1

SPDR BLACKSTONE / GSO SENIOR LOAN ETF
Management's Discussion of Fund Performance (Unaudited)
The SPDR Blackstone / GSO Senior Loan ETF (the “Fund”) normally invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”). The investment objective of each of the Fund and the Portfolio is to provide current income consistent with the preservation of capital. As a result, the Fund invests indirectly through the Portfolio. The Fund’s primary benchmark is the Markit iBoxx USD Liquid Leveraged Loan Index (the “Index”).
For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Fund was 3.43%, and the Index was 3.43%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
Credit selection within B-rated loans and the Information Technology and Financial Services sectors were the primary positive drivers of Fund performance during the Reporting Period relative to the Index. Underweight allocations to CCC-rated loans, energy, and certain stressed retail loans and Concordia were the primary detractors to performance relative to the Index as each of these outperformed the Index during the Reporting Period.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis were the McAfee Term Loan, Asurion Second Lien Term Loan, and Onex Carestream Second Lien Term Loan. The top negative contributors to the Fund’s performance on an absolute basis were the American Tire Distributors Term Loan, PetSmart Term Loan, and Petco Animal Supplies Term Loan.
The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

SPDR Blackstone / GSO Senior Loan ETF
Performance Summary (UNAUDITED)
Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index	Net Asset Value	Market Value	Markit iBoxx USD Liquid Leveraged Loan Index
ONE YEAR(1)	3.43%	3.29%	3.43%	3.43%	3.29%	3.43%
FIVE YEARS(1)	14.89%	14.60%	15.10%	2.82%	2.76%	2.85%
SINCE INCEPTION(1) (2)	14.34%	14.22%	14.65%	2.59%	2.57%	2.64%

(1)	The One Year, Five Year and Since Inception Cumulative Total Returns for the Fund’s secondary benchmark, S&P/LSTA U.S. Leveraged Loan 100 Index, were 3.72%, 18.00% and 17.73%, respectively. The One Year, Five Year and Since Inception Average Annual Total Returns for the Fund’s secondary benchmark, S&P/LSTA U.S. Leveraged Loan 100 Index, were 3.72%, 3.37% and 3.16%, respectively.
(2)	For the period April 3, 2013 to June 30, 2018.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for SPDR Blackstone / GSO Senior Loan ETF as stated in the Fees and Expenses table of the most recent prospectus is 0.70%.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption or sale of Fund shares. See "Notes to Performance Summary" on page 1 for more information.
See accompanying notes to financial statements.
3

SSGA ACTIVE TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018

SPDR Blackstone / GSO Senior Loan ETF
ASSETS
Investment in corresponding affiliated Portfolio, at value	$3,190,663,095
Cash	102,744
TOTAL ASSETS	3,190,765,839
LIABILITIES
Payable for fund shares repurchased	102,743
Advisory fee payable	1,039,020
Accrued expenses and other liabilities	461
TOTAL LIABILITIES	1,142,224
NET ASSETS	$3,189,623,615
NET ASSETS CONSIST OF:
Paid-in Capital	$3,248,971,775
Undistributed (distribution in excess of) net investment income (loss)	8,406,201
Accumulated net realized gain (loss) on investments	(60,036,621)
Net unrealized appreciation (depreciation) on:
Investments — affiliated issuers	(7,717,740)
NET ASSETS	$3,189,623,615
NET ASSET VALUE PER SHARE
Net asset value per share	$ 47.04
Shares outstanding (unlimited amount authorized, no par value)	67,800,000
COST OF INVESTMENTS:
Investments in corresponding affiliated Portfolio	$3,198,380,835
See accompanying notes to financial statements and financial statements of the Master Portfolio.
4

SSGA ACTIVE TRUST
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

SPDR Blackstone / GSO Senior Loan ETF
INCOME AND EXPENSES ALLOCATED FROM AFFILIATED PORTFOLIO
Interest income allocated from affiliated Portfolio	$117,281,240
Dividend income allocated from affiliated Portfolio	2,615,497
Expenses allocated from affiliated Portfolio	(7,231,542)
TOTAL INVESTMENT INCOME (LOSS) ALLOCATED FROM AFFILIATED PORTFOLIO	112,665,195
EXPENSES
Advisory fee	9,582,402
Trustees’ fees and expenses	36,635
TOTAL EXPENSES	9,619,037
NET INVESTMENT INCOME (LOSS)	103,046,158
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment transactions allocated from affiliated Portfolio	(11,863,241)
Net change in unrealized appreciation/depreciation on:
Investment transactions allocated from affiliated Portfolio	(16,510,899)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,374,140)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 74,672,018
See accompanying notes to financial statements and financial statements of the Master Portfolio.
5

SSGA ACTIVE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

	SPDR Blackstone / GSO Senior Loan ETF
	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 103,046,158	$ 46,491,283
Net realized gain (loss)	(11,863,241)	2,066,423
Net change in unrealized appreciation/depreciation	(16,510,899)	10,003,246
Net increase (decrease) in net assets resulting from operations	74,672,018	58,560,952
Net equalization credits and charges	1,868,667	1,344,767
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(97,740,250)	(45,308,923)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	1,509,849,497	1,009,200,238
Cost of shares redeemed	(118,513,417)	(4,708,856)
Net income equalization	(1,868,667)	(1,344,767)
Other capital	850,598	533,984
Net increase (decrease) in net assets from beneficial interest transactions	1,390,318,011	1,003,680,599
Net increase (decrease) in net assets during the period	1,369,118,446	1,018,277,395
Net assets at beginning of period	1,820,505,169	802,227,774
NET ASSETS AT END OF PERIOD	$3,189,623,615	$1,820,505,169
Undistributed (distribution in excess of) net investment income (loss)	$ 8,406,201	$ 3,100,293
SHARES OF BENEFICIAL INTEREST:
Shares sold	31,900,000	21,300,000
Shares redeemed	(2,500,000)	(100,000)
Net increase (decrease)	29,400,000	21,200,000
See accompanying notes to financial statements and financial statements of the Master Portfolio.
6

SSGA ACTIVE TRUST
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	SPDR Blackstone / GSO Senior Loan ETF
	Year Ended 6/30/18(a)	Year Ended 6/30/17(a)	Year Ended 6/30/16(a)	Year Ended 6/30/15(a)	Year Ended 6/30/14(a)
Net asset value, beginning of period	$ 47.41	$ 46.64	$ 49.22	$ 50.02	$ 49.65
Income (loss) from investment operations:
Net investment income (loss) (b)	2.04	1.85	1.95	2.01	1.54
Net realized and unrealized gain (loss) (c)	(0.50)	0.73	(2.58)	(0.88)	0.24
Total from investment operations	1.54	2.58	(0.63)	1.13	1.78
Net equalization credits and charges (b)	0.04	0.05	0.02	0.01	0.03
Other capital (b)	0.02	0.02	0.02	0.02	0.04
Distributions to shareholders from:
Net investment income	(1.97)	(1.88)	(1.99)	(1.96)	(1.48)
Net asset value, end of period	$ 47.04	$ 47.41	$ 46.64	$ 49.22	$ 50.02
Total return (d)	3.43%	5.77%	(1.15)%	2.38%	3.77%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,189,624	$1,820,505	$802,228	$671,810	$610,275
Ratios to average net assets:
Total expenses	0.70%	0.70%	0.71%	0.71%	0.85%
Net investment income (loss)	4.30%	3.91%	4.15%	4.09%	3.09%
Portfolio turnover rate (e)	90%	68%	88%	65%	77%

(a)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Portfolio.
(b)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of each distribution. Broker commission charges are not included in this calculation.
(e)	Portfolio turnover rate is from the Portfolio.
See accompanying notes to financial statements and financial statements of the Master Portfolio.
7

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2018, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the SPDR Blackstone / GSO Senior Loan ETF (the "Fund").
The Fund is classified as a diversified investment company under the 1940 Act.
The Fund is part of a master-feeder structure and invests substantially all of its assets in the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”), a series of the SSGA Master Trust (“Master Trust”). The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in net assets of the Portfolio (100.00% at June 30, 2018). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including its Schedule of Investments, are attached to this report and should be read in conjunction with the Fund's financial statements.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
8

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Security Valuation
The Fund records its investment in the Portfolio at fair value (net asset value) each business day. The valuation policy of the Portfolio is discussed in Note 2 of the Portfolio's Notes to Financial Statements, which are attached to this report.
The Portfolio's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Fund. The Board has responsibility for determining the fair value of investments.
Investment Transactions and Income Recognition
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from security transactions consist of the Fund’s pro-rata share of its Portfolio’s realized gains and losses. Net investment income consists of the Fund’s pro-rata share of the net investment income of its Portfolio less expenses of the Fund.
Expenses
Certain expenses, which are directly identifiable to a specific Fund, are applied to that Fund within the Trust. Other expenses which cannot be attributed to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Fund within the Trust. Class specific expenses are borne by each class.
The Fund is allocated a pro-rata share of the expenses of its Portfolio.
Equalization
The Fund follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisition of
9

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Fund shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.
Distributions
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed annually. Dividends may be declared and paid more frequently or at any other times to improve Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Fees and Transactions with Affiliates
Advisory Fee
The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement with SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”). For its advisory services to the Funds, facilities furnished, and expenses borne by the Adviser, the Fund pays the Adviser a fee accrued daily and paid monthly, based on a percentage of the Fund’s average daily net assets as shown in the following table:
Annual Rate
SPDR Blackstone / GSO Senior Loan ETF	0.70 *%

*	The Advisory fee is reduced by the proportional amount of the advisory fee of the Fund’s Portfolio prior to the close of business on May 7, 2018. For the period ended June 30, 2018, the net annualized advisory fee was 0.40%.
The Adviser pays all expenses of the Fund other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust’s Independent Trustees (including any Trustees’ counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
10

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Distributor
State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), an affiliate of the Adviser, serves as the distributor of the Trust.
Other Transactions with Affiliates
The Fund may invest in affiliated entities, including securities issued by State Street Corporation, affiliated funds, or entities deemed to be affiliates as a result of the Fund owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2018, are disclosed in the Statement of Assets and Liabilities.
4.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Fund. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
5.    Shareholder Transactions
The Fund issues and redeems its shares, at Net Asset Value ("NAV"), only in aggregations of a specified number of shares or multiples thereof ("Creation Units"). Except when aggregated in Creation Units, shares of the Fund are not redeemable. Transactions in capital shares for the Fund are disclosed in detail in the Statement of Changes in Net Assets.
The consideration for the purchase of Creation Units of the Fund may consist of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to the Trust and/or custodian, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. An additional variable fee may be charged for certain transactions. Such variable charges, if any, are included in "Other Capital" on the Statement of Changes on Net Assets.
6.    Income Tax Information
The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund will not be subject to federal income taxes to the extent it distributes its taxable income, including
11

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Fund files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. As of June 30, 2018, SSGA FM has analyzed the Fund’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles.
Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for wash sales.
The tax character of distributions paid during the year ended June 30, 2018, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone / GSO Senior Loan ETF	$97,740,250	$—	$97,740,250
The tax character of distributions paid during the year ended June 30, 2017, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
SPDR Blackstone / GSO Senior Loan ETF	$ 45,308,923	$ —	$ 45,308,923
12

SSGA ACTIVE TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

At June 30, 2018, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
SPDR Blackstone / GSO Senior Loan ETF	$8,406,201	$(58,719,996)	$—	$(9,034,365)	$—	$(59,348,160)

* The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
As of June 30, 2018, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:
	Non-Expiring Short Term	Non-Expiring Long Term
SPDR Blackstone / GSO Senior Loan ETF	$23,769,922	$34,950,074
As of June 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SPDR Blackstone / GSO Senior Loan ETF	$3,199,697,460	$—	$9,034,365	$(9,034,365)
7.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
13

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of SPDR Blackstone / GSO Senior Loan ETF (the “Fund”) (one of the funds constituting SSGA Active Trust (the “Trust”)), as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting SSGA Active Trust), at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing
14

SSGA ACTIVE TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 31, 2018
15

SSGA ACTIVE TRUST
OTHER INFORMATION
June 30, 2018 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.
The table below illustrates your Fund's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
16

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

SPDR Blackstone / GSO Senior Loan ETF (a)
Annualized Expense Ratio	0.70%
Actual:
Ending Account Value	$1,014.40
Expenses Paid During Period(b)	3.50
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,021.30
Expenses Paid During Period(b)	3.51

(a)	Because the Fund invests all of its assets in its respective Master Portfolio, the expense example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.
(b)	Expenses are equal to the Fund's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
17

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2018.
Qualified Interest Income
The Fund reports the maximum amount allowable of its net taxable income and short-term capital gain as qualified interest income.
Premium/Discount Information
Information regarding how often the Shares of the Fund traded on the exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of the Fund during the past calendar year can be found at www.spdrs.com.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website, at www.sec.gov.
Information regarding how the investment adviser voted for the prior 12-months period ended June 30, is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Fund's website at www.spdrs.com.
Quarterly Portfolio Schedule
The Fund files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Fund’s website at www.spdrs.com.
Approval of Advisory Agreements
At in-person meetings held prior to June 30, 2018, the Board of Trustees of the Trusts (the “Board”) evaluated proposals to continue the separate Investment Advisory Agreement (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to: (1) the SPDR Blackstone / GSO Senior Loan ETF, an operational series of SSGA Active Trust, and (2) the Blackstone / GSO
18

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Senior Loan Portfolio, an operational series of SSGA Master Trust (together with the SPDR Blackstone / GSO Senior Loan ETF, the “Funds”). The Trustees who are not “interested persons” of each Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreements. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreements, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR Blackstone / GSO Senior Loan ETF as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds, as well as with master-feeder structures. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in
19

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

active management, managing exchange-traded funds and master-feeder structures, and in overseeing third-party sub-advisers.
Investment Performance
SPDR Blackstone / GSO Senior Loan ETF. The Board then reviewed the Funds’ performance. With respect to the Blackstone / GSO Senior Loan Portfolio, the Board evaluated the performance of the SPDR Blackstone / GSO Senior Loan ETF (the feeder fund). The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered that although the Fund underperformed the median of its Performance Group for the 3- and 4-year periods, it outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.
In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure of the SPDR Blackstone / GSO Senior Loan ETF in connection with the master-feeder structure. In doing so, the Board used a fund by fund analysis of the data.
20

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the SPDR GSO / Blackstone Senior Loan ETF had been satisfactory; (c) the Adviser’s unitary fee for the SPDR GSO / Blackstone Senior Loan ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trusts.
Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements
At in-person meetings held prior to June 30, 2018, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO
21

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately to consider the GSO / Blackstone Sub-Advisory Agreements. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the GSO / Blackstone Sub-Advisory Agreements, the Board requested, and GSO / Blackstone and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment performance of the GSO / Blackstone Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.
The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser. The Board also considered whether GSO / Blackstone benefited in other ways from its relationship with the Trusts.
After weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreement for each GSO / Blackstone Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.
22

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Active Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	127	None.
DAVID M. KELLY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	127	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	127	The Motley Fool Funds Trust (Trustee).
23

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	196	None.
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

24

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**
ESTEFANIA SALOMON State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111 1983	Assistant Secretary	Term:Unlimited Served: since May 2018	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2018 – present); Senior Compliance Consultant, AdvisorAssist, LLC (2017); Attorney, Commonwealth of Massachusetts, Securities Division (2014-2017).
25

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).
26

SSGA ACTIVE TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
** Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.
Statement of Additional Information (SAI) includes additional information about Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.
27

SSGA Active Trust
Trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
Officers
Ellen M. Needham, President
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Michael P. Riley, Vice President
Chad C. Hallett, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Sujata Upreti, Assistant Treasurer
Daniel Foley, Assistant Treasurer
Daniel G. Plourde, Assistant Treasurer
Jesse D. Hallee, Secretary
Estefania Salomon, Assistant Secretary
Brian Harris, Chief Compliance Officer; Anti-Money
Laundering Officer; Code of Ethics Compliance Officer
Joshua A. Weinberg, Chief Legal Officer
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

Annual Report
June 30, 2018
SSGA Master Trust
The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.

Blackstone / GSO Senior Loan Portfolio
Portfolio Statistics (UNAUDITED)
Top Five Holdings as of June 30, 2018

Description	% of Net Assets
CenturyLink Escrow LLC Senior Secured 2017 Term Loan B 4.84% 1/31/2025	1.9%
Asurion LLC Senior Secured 2017 2nd Lien Term Loan 8.09% 8/4/2025	1.8
Univision Communications, Inc. Senior Secured Term Loan C5 4.84% 3/15/2024	1.5
Valeant Pharmaceuticals International, Inc. Senior Secured 2018 Term Loan B 4.98% 6/1/2025	1.2
Delta 2 (LUX) S.A.R.L. Senior Secured 2018 USD Term Loan 4.59% 2/1/2024	1.2
TOTAL	7.6%
(The five largest holdings are subject to change, and there are no guarantees the Fund will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2018

% of Net Assets
Software	12.5%
Commercial Services & Supplies	8.8
Media	8.1
Health Care Providers & Services	7.1
Hotels, Restaurants & Leisure	5.5
Pharmaceuticals	4.7
Insurance	4.0
Diversified Telecommunication Services	3.5
Specialty Retail	3.1
Diversified Financial Services	2.9
Food & Staples Retailing	2.7
Internet Software & Services	2.4
Aerospace & Defense	2.3
Chemicals	2.0
Professional Services	1.7
Trading Companies & Distributors	1.6
IT Services	1.6
Containers & Packaging	1.3
Communications Equipment	1.3
Health Care Equipment & Supplies	1.3
Machinery	1.1
Distributors	1.1
Life Sciences Tools & Services	1.0
Oil, Gas & Consumable Fuels	1.0
Construction & Engineering	1.0
Diversified Consumer Services	0.9
See accompanying notes to financial statements.
1

Blackstone / GSO Senior Loan Portfolio  —Portfolio Statistics (UNAUDITED)  (continued)

		% of Net Assets
	Food Products	0.8%
	Auto Components	0.8
	Semiconductors & Semiconductor Equipment	0.8
	Electronic Equipment, Instruments & Components	0.7
	Semiconductor Equipment	0.7
	Capital Markets	0.6
	Building Products	0.6
	Internet & Catalog Retail	0.6
	Electric Utilities	0.6
	Multiline Retail	0.5
	Telecom Services	0.5
	Independent Power Producers & Energy Traders	0.5
	Health Care Technology	0.5
	Real Estate Investment Trusts (REITs)	0.5
	Casino Hotels	0.5
	Retail-Restaurants	0.5
	Metals & Mining	0.4
	Paper&Related Products	0.4
	Pollution Control	0.3
	Real Estate Management & Development	0.3
	Airlines	0.3
	Leisure Equipment & Products	0.2
	Recycling	0.2
	Automobiles	0.2
	Computers & Peripherals	0.2
	Road & Rail	0.2
	Electrical Equipment	0.1
	Personal Products	0.1
	Construction Materials	0.1
	Thrifts & Mortgage Finance	0.1
	Transportation Infrastructure	0.1
	Energy Equipment & Services	0.1
	Apparel Manufacturers	0.1
	Oil-Field Services	0.0 *
	Short-Term Investment	6.1
	Liabilities in Excess of Other Assets	(3.7)
	TOTAL	100.0%
*	Amount shown represents less than 0.05% of net assets.
(The Fund's industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
2

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS
June 30, 2018

Security Description	Principal Amount	Value
SENIOR FLOATING RATE LOANS — 94.0% (a)
AEROSPACE & DEFENSE — 2.1%
DAE Aviation Holdings, Inc. Senior Secured 1st Lien Term Loan 5.84%, 7/7/2022	$ 8,560,739	$ 8,584,838
Engility Corp. Senior Secured Term Loan B2 4.84%, 8/12/2023	5,614,608	5,614,159
MacDonald Dettwiler & Associates, Ltd. Senior Secured Term Loan B 4.85%, 10/4/2024	16,182,621	16,142,164
TransDigm, Inc.:
Senior Secured 2018 Term Loan E 4.59%, 5/30/2025	23,337,238	23,189,630
Senior Secured 2018 Term Loan F 4.59%, 6/9/2023	11,775,666	11,721,204
Senior Secured 2018 Term Loan G 4.59%, 8/22/2024	2,919,135	2,902,116
		68,154,111
AIRLINES — 0.3%
American Airlines, Inc. Senior Secured 2018 Term Loan B 3.85%, 6/27/2025	9,000,000	8,850,915
United Airlines, Inc. Senior Secured 2018 Term Loan B 3.84%, 4/1/2024	791,858	784,929
		9,635,844
APPAREL MANUFACTURERS — 0.1%
Samsonite IP Holdings S.A.R.L. Senior Secured 2018 Term Loan B 3.84%, 4/18/2025	1,803,279	1,787,500
AUTO COMPONENTS — 0.8%
USI, Inc. Senior Secured 2017 Repriced Term Loan 5.33%, 5/16/2024	25,063,212	24,947,295
AUTOMOBILES — 0.2%
American Axle & Manufacturing, Inc. Senior Secured Term Loan B 4.35%, 4/6/2024	4,355,442	4,344,554
See accompanying notes to financial statements.
3

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
TI Group Automotive Systems LLC Senior Secured 2015 USD Term Loan 4.59%, 6/30/2022	$ 1,671,755	$ 1,674,889
		6,019,443
BUILDING PRODUCTS — 0.6%
AZEK Co. LLC Senior Secured 2017 Term Loan Zero Coupon, 5/3/2024	1,994,949	1,997,443
Builders FirstSource, Inc. Senior Secured 2017 Term Loan B 5.33%, 2/29/2024	4,924,623	4,930,779
SRS Distribution, Inc. Senior Secured 2018 1st Lien Term Loan 5.58%, 5/23/2025	12,727,273	12,557,618
		19,485,840
CAPITAL MARKETS — 0.6%
Duff & Phelps Corp. Senior Secured 2017 Term Loan B 5.58%, 2/13/2025	15,340,341	15,298,769
LPL Holdings, Inc. Senior Secured 2017 1st Lien Term Loan B 4.64%, 9/23/2024	4,631,667	4,612,862
		19,911,631
CASINO HOTELS — 0.5%
Crown Finance US, Inc. Senior Secured 2018 USD Term Loan 4.59%, 2/28/2025	15,002,453	14,915,439
CHEMICALS — 1.8%
Alpha 3 B.V. Senior Secured 2017 Term Loan B1 5.33%, 1/31/2024	4,368,182	4,355,448
Avantor, Inc. Senior Secured 2017 1st Lien Term Loan 6.09%, 11/21/2024	22,038,307	22,176,047
Composite Resins Holding B.V. Senior Secured 2018 Term Loan B Zero Coupon, 6/26/2025	15,000,000	14,962,500
GrafTech Finance, Inc. Senior Secured 2018 Term Loan B 5.50%, 2/12/2025	12,987,013	12,938,377
See accompanying notes to financial statements.
4

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
PQ Corp. Senior Secured 2018 Term Loan B 4.59%, 2/8/2025	$ 2,729,143	$ 2,721,979
		57,154,351
COMMERCIAL SERVICES & SUPPLIES — 8.8%
Advanced Disposal Services, Inc. Senior Secured Term Loan B3 4.23%, 11/10/2023	4,415,231	4,411,917
Allied Universal Holdco LLC Senior Secured 2015 Term Loan 5.84%, 7/28/2022	28,101,258	27,735,380
Ancestry.com Operations Inc. Senior Secured 2017 1st Lien Term Loan 5.35%, 10/19/2023	8,622,091	8,626,402
Asurion LLC:
Senior Secured 2017 2nd Lien Term Loan 8.09%, 8/4/2025	55,082,344	55,977,433
Senior Secured 2017 Term Loan B4 4.84%, 8/4/2022	5,007,441	5,006,089
Senior Secured 2018 Term Loan B6 4.84%, 11/3/2023	13,687,846	13,685,382
Senior Secured 2018 Term Loan B7 Zero Coupon, 11/3/2023	22,835,395	22,778,306
Belron S.A. Senior Secured USD Term Loan B 4.86%, 11/7/2024	4,425,032	4,425,032
Equian LLC Senior Secured Add on Term Loan B 5.33%, 5/20/2024	4,403,988	4,396,633
GFL Environmental, Inc. Senior Secured 2018 USD Term Loan B 5.08%, 5/30/2025	8,613,539	8,570,472
IBC Capital, Ltd.:
Senior Secured 2018 1st Lien Term Loan 6.08%, 9/11/2023	7,980,000	7,996,638
Senior Secured 2018 2nd Lien Term Loan 9.33%, 9/11/2024	7,252,747	7,289,011
KAR Auction Services, Inc.:
Senior Secured Term Loan B4 4.38%, 3/11/2021	1,818,727	1,825,929
Senior Secured Term Loan B5 4.63%, 3/9/2023	1,490,494	1,486,306
See accompanying notes to financial statements.
5

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Learning Care Group, Inc. Senior Secured 2018 1st Lien Term Loan 5.61%, 3/13/2025	$ 10,087,079	$ 10,046,125
Lineage Logistics Holdings LLC Senior Secured 2018 Term Loan 5.09%, 2/16/2025	16,797,280	16,720,264
Packers Holdings LLC Senior Secured 2017 Term Loan B 5.27%, 12/4/2024	7,871,835	7,842,316
Prime Security Services Borrower LLC Senior Secured 2016 1st Lien Term Loan 4.84%, 5/2/2022	27,720,969	27,621,728
Prometric Holdings, Inc. Senior Secured 1st Lien Term Loan 5.10%, 1/29/2025	2,914,773	2,912,951
Southern Graphics, Inc. Senior Secured 2018 Term Loan B 5.34%, 12/31/2022	18,812,754	18,798,080
TruGreen, Ltd. Partnership Senior Secured 2017 Term Loan 6.05%, 4/13/2023 (b)	730,675	739,808
Vantiv LLC Senior Secured 2018 1st Lien Term Loan B4 3.79%, 8/9/2024	21,388,103	21,334,633
		280,226,835
COMMUNICATIONS EQUIPMENT — 1.3%
Arris Group, Inc. Senior Secured 2017 Repriced Term Loan 4.34%, 4/26/2024	1,955,446	1,961,557
Avaya, Inc. Senior Secured 2018 Term Loan B 6.32%, 12/15/2024	9,597,731	9,623,981
Digicel International Finance, Ltd. Senior Secured 2017 Term Loan B 5.61%, 5/28/2024	12,440,380	11,942,765
Plantronics, Inc. Senior Secured 2018 Term Loan B Zero Coupon, 5/30/2025	8,411,765	8,407,853
Riverbed Technology, Inc. Senior Secured 2016 Term Loan 5.35%, 4/24/2022	8,929,257	8,836,795
		40,772,951
See accompanying notes to financial statements.
6

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
COMPUTERS & PERIPHERALS — 0.2%
TierPoint LLC Senior Secured 2017 1st Lien Term Loan 5.84%, 5/6/2024	$ 5,218,303	$ 5,091,133
CONSTRUCTION & ENGINEERING — 1.0%
CNT Holdings III Corp. Senior Secured 2017 Term Loan 5.35%, 1/22/2023 (b)	4,962,217	4,869,175
Hamilton Holdco LLC Senior Secured 2018 Term Loan B Zero Coupon, 5/30/2025	6,106,870	6,091,603
MX Holdings US, Inc. Senior Secured 2018 USD Term Loan B Zero Coupon, 6/14/2025	2,009,918	2,013,696
Pike Corp. Senior Secured 2018 Term Loan B 5.60%, 3/23/2025	11,165,644	11,215,666
Summit Materials Cos. I LLC Senior Secured 2017 Term Loan B 4.09%, 11/21/2024	7,580,952	7,564,388
		31,754,528
CONSTRUCTION MATERIALS — 0.1%
Traverse Midstream Partners LLC Senior Secured 2017 Term Loan 6.34%, 9/27/2024	3,431,373	3,435,353
CONTAINERS & PACKAGING — 1.3%
Berlin Packaging LLC Senior Secured 2018 Term Loan B 5.10%, 11/7/2025	9,642,857	9,602,502
Plastipak Holdings, Inc. Senior Secured 2018 Term Loan B 4.60%, 10/14/2024	2,787,921	2,777,467
Reynolds Group Holdings, Inc. Senior Secured USD 2017 Term Loan 4.84%, 2/5/2023	21,304,058	21,286,269
Trident TPI Holdings, Inc. Senior Secured 2017 USD Term Loan B1 5.34%, 10/17/2024	7,690,867	7,662,064
		41,328,302
See accompanying notes to financial statements.
7

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
DISTRIBUTORS — 0.9%
American Tire Distributors Holdings, Inc. Senior Secured 2015 Term Loan 6.34%, 9/1/2021	$ 4,971,176	$ 3,259,227
Explorer Holdings, Inc. Senior Secured 2016 Term Loan B 6.08%, 5/2/2023	24,810,127	24,810,127
		28,069,354
DIVERSIFIED CONSUMER SERVICES — 0.9%
Weight Watchers International, Inc. Senior Secured 2017 Term Loan B 7.06%, 11/29/2024	27,300,000	27,666,912
DIVERSIFIED FINANCIAL SERVICES — 2.9%
AlixPartners LLP Senior Secured 2017 Term Loan B 4.84%, 4/4/2024	10,797,100	10,802,499
AqGen Ascensus, Inc. Senior Secured 2018 Incremental Term Loan 5.59%, 12/5/2022	2,770,833	2,774,297
Edelman Financial Center LLC Senior Secured 2018 2nd Lien Term Loan Zero Coupon, 6/8/2026	5,769,231	5,826,029
Edelman Financial Group Senior Secured 2018 Term Loan B Zero Coupon, 6/8/2027	22,012,578	22,012,689
Focus Financial Partners LLC Senior Secured 2018 1st Lien Term Loan 4.84%, 7/3/2024	11,084,931	11,108,043
IG Investment Holdings LLC Senior Secured 2018 1st Lien Term Loan 5.59%, 5/18/2025	2,229,730	2,228,804
Infinity Acquisition LLC Senior Secured New Term Loan B 5.09%, 8/6/2021	5,723,003	5,730,157
UFC Holdings LLC Senior Secured 1st Lien Term Loan 5.35%, 8/18/2023	5,478,490	5,489,447
Victory Capital Management, Inc. Senior Secured 2018 Term Loan B 5.08%, 2/12/2025	3,144,654	3,144,654
See accompanying notes to financial statements.
8

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
William Morris Endeavor Entertainment LLC Senior Secured 2018 1st Lien Term Loan 4.93%, 5/18/2025	$ 24,411,021	$ 24,250,884
		93,367,503
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.5%
CenturyLink Escrow LLC Senior Secured 2017 Term Loan B 4.84%, 1/31/2025	61,234,529	60,073,522
Consolidated Communications, Inc. Senior Secured 2016 Term Loan B 5.10%, 10/4/2023	14,101,462	13,920,822
Hargray Communications Group, Inc. Senior Secured 2017 Term Loan B 5.09%, 5/16/2024	6,930,000	6,921,337
TDC A/S Senior Secured USD Term Loan Zero Coupon, 5/31/2025	18,604,651	18,598,884
Telesat Canada Senior Secured Term Loan B4 4.84%, 11/17/2023	10,996,781	10,934,924
Zayo Group LLC Senior Secured 2017 Incremental Term Loan 4.34%, 1/19/2024	740,131	740,746
		111,190,235
ELECTRIC UTILITIES — 0.6%
TEX Operations Co. LLC Senior Secured Exit Term Loan B 4.09%, 8/4/2023	18,385,580	18,280,782
ELECTRICAL EQUIPMENT — 0.1%
EXC Holdings III Corp. Senior Secured USD 2017 1st Lien Term Loan 5.83%, 12/2/2024	2,315,360	2,322,607
Generac Power Systems, Inc. Senior Secured 2018 1st Lien Term Loan 4.06%, 5/31/2023	2,222,222	2,203,700
		4,526,307
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
CPI International, Inc. Senior Secured 2017 1st Lien Term Loan 5.59%, 7/26/2024	9,656,541	9,702,796
See accompanying notes to financial statements.
9

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Energizer Holdings, Inc. Senior Secured 2018 Term Loan B Zero Coupon, 6/30/2025	$ 4,310,345	$ 4,315,733
TTM Technologies, Inc. Senior Secured 2017 Term Loan 4.48%, 9/28/2024	6,105,988	6,094,570
		20,113,099
ENERGY EQUIPMENT & SERVICES — 0.1%
BCP Renaissance Parent LLC Senior Secured 2017 Term Loan B 5.86%, 10/31/2024	2,285,714	2,284,640
FOOD & STAPLES RETAILING — 2.3%
Albertsons LLC:
Senior Secured 2018 ABL Last Out Term Loan Zero Coupon, 5/2/2023	10,434,783	10,434,835
Senior Secured USD 2017 Term Loan B5 5.34%, 12/21/2022	3,184,714	3,160,367
Senior Secured USD 2017 Term Loan B6 5.32%, 6/22/2023	24,570,067	24,341,442
Chobani LLC Senior Secured 2017 Term Loan B 5.59%, 10/10/2023	13,044,513	13,074,386
Genoa, a QoL Healthcare Co. LLC Senior Secured 2017 1st Lien Term Loan 5.34%, 10/28/2023	2,945,807	2,952,553
Mastronardi Produce, Ltd. Senior Secured Term Loan B 5.23%, 4/18/2025	2,373,418	2,385,285
Smart & Final Stores LLC Senior Secured 1st Lien Term Loan 5.59%, 11/15/2022	5,750,000	5,625,426
US Foods, Inc. Senior Secured 2016 Term Loan B 4.09%, 6/27/2023	10,125,052	10,125,609
		72,099,903
FOOD PRODUCTS — 0.8%
CSM Bakery Solutions LLC Senior Secured 1st Lien Term Loan 6.31%, 7/3/2020	4,973,227	4,839,597
Dole Food Co., Inc. Senior Secured 2017 Term Loan B 4.84%, 4/6/2024	4,743,956	4,728,301
See accompanying notes to financial statements.
10

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Hostess Brands LLC Senior Secured 2017 Repriced Term Loan 4.34%, 8/3/2022	$ 2,752,500	$ 2,739,604
JBS USA LLC Senior Secured 2017 Term Loan B 4.83%, 10/30/2022	13,536,122	13,451,521
		25,759,023
HEALTH CARE EQUIPMENT & SUPPLIES — 1.2%
DJO Finance LLC Senior Secured 2015 Term Loan 5.56%, 6/8/2020	8,664,194	8,642,577
LifeScan Global Corp. Senior Secured 2018 1st Lien Term Loan Zero Coupon, 5/23/2025	10,000,000	9,725,000
Onex Carestream Finance L.P.:
Senior Secured 1st Lien Term Loan 6.09%, 6/7/2019	4,323,128	4,330,196
Senior Secured 2nd Lien Term Loan 10.59%, 12/7/2019	16,900,077	16,921,202
		39,618,975
HEALTH CARE PROVIDERS & SERVICES — 6.4%
ADMI Corp. Senior Secured 2018 Term Loan B 5.34%, 4/30/2025	15,517,241	15,497,922
Air Medical Group Holdings, Inc.:
Senior Secured 2017 Term Loan B2 6.34%, 3/14/2025	33,895,828	33,493,315
Senior Secured 2018 Term Loan B1 5.28%, 4/28/2022	2,585,163	2,517,302
ATI Holdings Acquisition, Inc. Senior Secured 2016 Term Loan 5.55%, 5/10/2023	2,959,831	2,965,381
BioClinica, Inc. Senior Secured 1st Lien Term Loan 6.63%, 10/20/2023 (b)	2,349,678	2,241,005
Certara L.P. Senior Secured 2018 Term Loan B 5.83%, 8/15/2024 (b)	1,669,765	1,678,114
CHG Healthcare Services, Inc. Senior Secured 2017 1st Lien Term Loan B 5.36%, 6/7/2023	10,168,465	10,195,462
See accompanying notes to financial statements.
11

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Envision Healthcare Corp. Senior Secured 2016 Term Loan B 5.10%, 12/1/2023	$ 13,691,617	$ 13,697,367
Gem Acquisitions, Inc. Senior Secured 2018 1st Lien Term Loan 5.28%, 2/14/2025	4,879,076	4,846,557
GHX Ultimate Parent Corp. Senior Secured 2017 1st Lien Term Loan 5.33%, 6/28/2024	4,342,105	4,343,929
Heartland Dental LLC Senior Secured 2018 1st Lien Term Loan 5.84%, 4/30/2025	11,469,265	11,419,087
MPH Acquisition Holdings LLC Senior Secured 2016 Term Loan B 5.08%, 6/7/2023	14,994,160	14,932,084
National Mentor Holdings, Inc. Senior Secured Term Loan B 5.33%, 1/31/2021	2,643,669	2,646,564
NVA Holdings, Inc. Senior Secured Term Loan B3 4.84%, 2/2/2025	14,038,662	14,018,165
Ortho-Clinical Diagnostics, Inc. Senior Secured 2018 Term Loan B 5.34%, 6/30/2025	24,766,425	24,696,832
PharMerica Corp.:
Senior Secured 1st Lien Term Loan 5.55%, 12/6/2024	11,970,000	11,975,626
Senior Secured 2nd Lien Term Loan 9.80%, 12/7/2025	4,765,000	4,777,913
Sterigenics-Nordion Holdings LLC Senior Secured 2017 Term Loan 5.33%, 5/15/2022	11,340,266	11,326,091
Surgery Center Holdings, Inc. Senior Secured 2017 Term Loan B 5.35%, 9/2/2024	6,823,437	6,815,591
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan 4.84%, 2/6/2024	10,990,711	10,592,297
		204,676,604
HEALTH CARE TECHNOLOGY — 0.5%
Change Healthcare Holdings, Inc. Senior Secured 2017 Term Loan B 4.84%, 3/1/2024	12,837,500	12,809,386
See accompanying notes to financial statements.
12

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Press Ganey Holdings, Inc. Senior Secured 2018 1st Lien Term Loan 4.84%, 10/23/2023	$ 2,529,565	$ 2,529,173
		15,338,559
HOTELS, RESTAURANTS & LEISURE — 5.5%
1011778 BC ULC Senior Secured Term Loan B3 4.34%, 2/16/2024	5,399,443	5,383,407
Alterra Mountain Co. Senior Secured 2018 Add On Term Loan Zero Coupon, 7/31/2024	714,286	715,625
Big Jack Holdings LP Senior Secured 2018 Term Loan B 5.60%, 4/5/2024	6,812,524	6,812,524
Boyd Gaming Corp. Senior Secured Term Loan B3 4.49%, 9/15/2023	894,746	898,106
Caesars Resort Collection LLC Senior Secured Term Loan 4.09%, 10/6/2024	1,810,267	1,799,332
CEC Entertainment, Inc. Senior Secured Term Loan B 5.34%, 2/14/2021	7,517,372	7,020,925
Cyan Blue Holding co. 3, Ltd. Senior Secured 2017 USD Term Loan B 4.84%, 8/23/2024	15,494,140	15,497,316
Delta 2 (LUX) S.A.R.L. Senior Secured 2018 USD Term Loan 4.59%, 2/1/2024	38,346,487	37,909,146
Fogo de Chao Churrascaria Holdings LLC Senior Secured 2018 Term Loan 6.59%, 4/7/2025	10,807,692	10,834,711
Golden Nugget, Inc. Senior Secured 2017 Incremental Term Loan B 4.84%, 10/4/2023	16,380,930	16,390,103
Intrawest Resorts Holdings, Inc. Senior Secured Term Loan B1 5.09%, 7/31/2024	6,120,152	6,124,008
NPC International, Inc. Senior Secured 1st Lien Term Loan 5.59%, 4/19/2024	6,491,803	6,537,765
Penn National Gaming, Inc. Senior Secured 2017 Term Loan B 4.59%, 1/19/2024	1,235,000	1,240,403
See accompanying notes to financial statements.
13

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Red Lobster Management LLC Senior Secured Term Loan B 7.34%, 7/28/2021	$ 1,751,750	$ 1,750,655
Scientific Games International, Inc. Senior Secured 2018 Term Loan B5 4.92%, 8/14/2024	32,714,306	32,540,593
Travel Leaders Group LLC Senior Secured 2017 1st Lien Term Loan 7.00%, 1/25/2024 (b)	4,385,579	4,418,471
Travelport Finance (Luxembourg) S.A.R.L. Senior Secured 2018 Term Loan B 4.83%, 3/17/2025	20,480,663	20,433,353
		176,306,443
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.5%
Calpine Corp. Senior Secured Term Loan B5 4.84%, 1/15/2024	7,429,733	7,425,832
Vistra Energy Corp. Senior Secured 1st Lien Term Loan B3 4.06%, 12/31/2025	8,224,299	8,182,602
		15,608,434
INSURANCE — 3.9%
Acrisure LLC:
Senior Secured 2017 Term Loan B 6.61%, 11/22/2023	15,367,506	15,357,978
Senior Secured 2018 Term Loan B Zero Coupon, 11/22/2023	4,213,483	4,187,149
Alliant Holdings I, Inc. Senior Secured 2018 Term Loan B 5.05%, 5/9/2025	11,551,258	11,489,170
AmWINS Group, Inc. Senior Secured 2017 Term Loan B 4.84%, 1/25/2024	15,051,282	15,012,600
AssuredPartners, Inc. Senior Secured 2017 1st Lien Add-On Term Loan 5.34%, 10/22/2024	16,488,638	16,437,194
Hub International, Ltd. Senior Secured 2018 Term Loan B 5.36%, 4/25/2025	33,321,429	33,158,487
NFP Corp. Senior Secured Term Loan B 5.09%, 1/8/2024	10,939,990	10,880,751
See accompanying notes to financial statements.
14

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Sedgwick Claims Management Services, Inc.:
Senior Secured 2017 1st Lien Term Loan 4.84%, 3/1/2021	$ 11,801,636	$ 11,753,662
Senior Secured 2nd Lien Term Loan 7.84%, 2/28/2022	7,666,667	7,719,413
		125,996,404
INTERNET & CATALOG RETAIL — 0.6%
Harbor Freight Tools USA, Inc. Senior Secured 2018 Term Loan B 4.59%, 8/18/2023	18,770,794	18,708,288
Spencer Gifts LLC Senior Secured Term Loan B1 6.31%, 7/16/2021	730,159	683,063
		19,391,351
INTERNET SOFTWARE & SERVICES — 2.3%
Genuine Financial Holdings LLC Senior Secured 2018 1st Lien Term Loan Zero Coupon, 6/27/2025	19,672,131	19,647,541
Go Daddy Operating Co. LLC Senior Secured 2017 Repriced Term Loan 4.34%, 2/15/2024	13,316,313	13,264,046
LANDesk Group, Inc. Senior Secured 2017 Term Loan B 6.35%, 1/20/2024	19,878,296	19,741,732
Rackspace Hosting, Inc. Senior Secured 2017 Incremental 1st Lien Term Loan 5.36%, 11/3/2023	10,320,568	10,206,578
SMS Systems Maintenance Services, Inc. Senior Secured 2016 1st Lien Term Loan 7.09%, 10/30/2023	1,955,038	1,577,070
TCH-2 Holding LLC Senior Secured 2018 Term Loan B 5.59%, 5/6/2021	10,561,406	10,676,948
		75,113,915
IT SERVICES — 1.6%
Access CIG LLC Senior Secured 2018 1st Lien Term Loan 5.84%, 2/27/2025	5,127,085	5,142,466
DigiCert, Inc. Senior Secured 2017 Term Loan B1 6.84%, 10/31/2024	3,771,797	3,774,154
First Data Corp.:
See accompanying notes to financial statements.
15

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Senior Secured 2017 USD Term Loan 4.09%, 7/8/2022	$ 2,535,273	$ 2,527,351
Senior Secured 2024 USD Term Loan 4.09%, 4/26/2024	20,018,044	19,926,862
Presidio, Inc. Senior Secured 2017 Refinanced Term Loan B 5.05%, 2/2/2024	7,174,334	7,177,347
TKC Holdings, Inc. Senior Secured 2017 1st Lien Term Loan 5.85%, 2/1/2023	11,946,386	11,938,919
		50,487,099
LIFE SCIENCES TOOLS & SERVICES — 1.0%
Albany Molecular Research, Inc. Senior Secured 2017 1st Lien Term Loan 5.34%, 8/30/2024	6,258,792	6,252,533
Jaguar Holding Co. II Senior Secured 2018 Term Loan 4.59%, 8/18/2022	8,874,711	8,842,008
Parexel International Corp. Senior Secured Term Loan B 4.84%, 9/27/2024	16,857,901	16,787,688
Syneos Health, Inc. Senior Secured 2018 Term Loan B 4.09%, 8/1/2024	1,758,489	1,752,167
		33,634,396
MACHINERY — 1.1%
Apex Tool Group LLC Senior Secured 2018 Term Loan B 5.84%, 2/1/2022	3,616,628	3,624,530
Engineered Machinery Holdings, Inc. Senior Secured USD 1st Lien Term Loan 5.58%, 7/19/2024	4,975,000	4,959,478
Hayward Industries, Inc. Senior Secured 1st Lien Term Loan 5.59%, 8/5/2024	2,438,470	2,446,480
Pro Mach Group, Inc. Senior Secured 2018 Term Loan B 5.02%, 3/7/2025	10,109,797	9,997,326
Titan Acquisition, Ltd. Senior Secured 2018 Term Loan B 5.09%, 3/28/2025	14,785,638	14,586,106
		35,613,920
See accompanying notes to financial statements.
16

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
MEDIA — 7.8%
Altice Financing SA Senior Secured USD 2017 1st Lien Term Loan 5.10%, 1/31/2026	$ 12,469,588	$ 12,257,605
CBS Radio, Inc. Senior Secured 2017 Term Loan B 4.84%, 11/17/2024	6,693,183	6,616,211
Cogeco Communications (USA) II L.P. Senior Secured 2017 1st Lien Term Loan 4.47%, 1/3/2025	2,972,973	2,959,119
CSC Holdings LLC:
Senior Secured 2017 1st Lien Term Loan 4.32%, 7/17/2025	8,828,717	8,783,647
Senior Secured 2018 Term Loan B 4.57%, 1/25/2026	11,666,667	11,647,183
Entravision Communications Corp. Senior Secured 2017 Term Loan B 4.84%, 11/29/2024	8,270,833	8,188,125
Gray Television, Inc. Senior Secured 2017 Term Loan B 4.25%, 2/7/2024	3,356,394	3,349,681
Lions Gate Entertainment Corp. Senior Secured 2018 Term Loan B 4.34%, 3/24/2025	2,100,000	2,096,503
MH Sub I LLC Senior Secured 2017 1st Lien Term Loan 5.84%, 9/13/2024	21,862,717	21,885,564
Mission Broadcasting, Inc. Senior Secured 2017 Term Loan B2 4.48%, 1/17/2024	510,324	510,830
Nexstar Broadcasting, Inc. Senior Secured 2017 Term Loan B2 4.48%, 1/17/2024	3,929,521	3,933,411
Numericable Group SA Senior Secured USD Term Loan B12 5.35%, 1/31/2026	16,320,028	16,084,041
Red Ventures LLC Senior Secured 1st Lien Term Loan 6.09%, 11/8/2024	31,462,250	31,665,496
Sinclair Television Group, Inc. Senior Secured 2017 Term Loan B Zero Coupon, 12/12/2024	7,390,244	7,376,424
See accompanying notes to financial statements.
17

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Unitymedia Finance LLC Senior Secured USD Term Loan D 4.32%, 1/15/2026	$ 5,111,111	$ 5,079,627
Univision Communications, Inc. Senior Secured Term Loan C5 4.84%, 3/15/2024	50,551,777	48,930,076
Virgin Media Bristol LLC Senior Secured Term Loan K 4.57%, 1/15/2026	21,590,909	21,462,767
WideOpenWest Finance LLC Senior Secured 2017 Term Loan B 5.34%, 8/18/2023	7,979,900	7,640,754
WMG Acquisition Corp. Senior Secured 2018 Term Loan F 4.22%, 11/1/2023	12,317,916	12,245,549
Ziggo Secured Finance Partnership Senior Secured USD Term Loan E 4.57%, 4/15/2025	15,089,037	14,946,822
		247,659,435
METALS & MINING — 0.4%
Aleris International, Inc. Senior Secured 2018 Term Loan 6.86%, 2/8/2023	12,068,966	11,982,190
PLZ Aeroscience Corp. Senior Secured USD Term Loan 5.83%, 7/31/2022	1,271,559	1,277,917
		13,260,107
MULTILINE RETAIL — 0.5%
AI Aqua Merger Sub, Inc. Senior Secured 2017 1st Lien Term Loan B Zero Coupon, 12/13/2023	15,000,000	14,948,475
Neiman Marcus Group, Ltd. LLC Senior Secured 2020 Term Loan 5.26%, 10/25/2020	1,873,958	1,665,480
		16,613,955
OIL, GAS & CONSUMABLE FUELS — 1.0%
BCP Raptor LLC Senior Secured Term Loan B 6.42%, 6/24/2024	1,813,600	1,777,328
EG Finco, Ltd. Senior Secured 2018 USD Term Loan 6.33%, 2/7/2025	24,615,294	24,439,910
See accompanying notes to financial statements.
18

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Lucid Energy Group II LLC Senior Secured 2018 1st Lien Term Loan 5.09%, 2/17/2025 (b)	$ 6,960,788	$ 6,934,685
		33,151,923
OIL-FIELD SERVICES — 0.0% (c)
MRC Global (US) Inc. Senior Secured 2018 1st Lien Term Loan B 5.09%, 9/20/2024	842,478	846,956
PAPER&RELATED PRODUCTS — 0.4%
Flex Acquisition Co., Inc. Senior Secured 2018 1st Lien Term Loan Zero Coupon, 6/29/2025	11,904,762	11,899,762
PERSONAL PRODUCTS — 0.1%
Zodiac Pool Solutions LLC Senior Secured 2018 Term Loan B Zero Coupon, 3/31/2025	4,098,361	4,093,238
PHARMACEUTICALS — 4.5%
Akorn, Inc. Senior Secured Term Loan B 6.38%, 4/16/2021	12,666,667	12,439,744
Alvogen Pharma US, Inc. Senior Secured 2018 Term Loan B Zero Coupon, 4/2/2022	7,142,857	7,169,679
Amneal Pharmaceuticals LLC Senior Secured 2018 Term Loan B 5.63%, 5/4/2025	14,775,066	14,770,485
Arbor Pharmaceuticals, Inc. Senior Secured Term Loan B 7.49%, 7/5/2023	1,623,209	1,634,028
Endo Luxembourg Finance Co. I S.A.R.L. Senior Secured 2017 Term Loan B 6.38%, 4/29/2024	36,078,978	36,078,978
Horizon Pharma, Inc. Senior Secured 2017 1st Lien Term Loan 5.38%, 3/29/2024	14,270,507	14,264,585
Pearl Intermediate Parent LLC:
Senior Secured 2018 1st Lien Term Loan 4.84%, 2/14/2025	15,803,416	15,526,856
Senior Secured 2018 Delayed Draw Term Loan 2.13%, 2/14/2025	2,204,795	2,166,212
See accompanying notes to financial statements.
19

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Valeant Pharmaceuticals International, Inc. Senior Secured 2018 Term Loan B 4.98%, 6/1/2025	$ 39,253,636	$ 39,171,988
		143,222,555
POLLUTION CONTROL — 0.3%
Core & Main L.P. Senior Secured 2017 Term Loan B 5.21%, 8/1/2024	2,344,241	2,347,171
EnergySolutions LLC Senior Secured 2018 Term Loan B 6.08%, 5/9/2025	7,457,377	7,480,682
		9,827,853
PROFESSIONAL SERVICES — 1.7%
Advantage Sales & Marketing, Inc.:
Senior Secured 2014 1st Lien Term Loan 5.34%, 7/23/2021	19,889,062	18,857,416
Senior Secured 2014 2nd Lien Term Loan 8.59%, 7/25/2022	15,753,373	14,427,490
Senior Secured Incremental Term Loan B 5.34%, 7/25/2021	1,994,962	1,891,055
Information Resources, Inc. Senior Secured 1st Lien Term Loan 6.57%, 1/18/2024	18,377,792	18,406,553
		53,582,514
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.5%
Capital Automotive L.P. Senior Secured 2017 1st Lien Term Loan 4.60%, 3/24/2024	1,275,434	1,270,651
Communications Sales & Leasing, Inc. Senior Secured 2017 Term Loan B 5.09%, 10/24/2022	14,321,494	13,709,823
		14,980,474
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Bright Bidco B.V. Senior Secured 2018 Term Loan B 5.83%, 6/30/2024	1,501,450	1,492,066
DTZ U.S. Borrower LLC Senior Secured 2017 1st Lien Term Loan 5.56%, 11/4/2021	6,024,473	6,025,136
See accompanying notes to financial statements.
20

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Realogy Corp. Senior Secured 2018 Term Loan B 4.30%, 2/8/2025	$ 2,274,761	$ 2,272,634
		9,789,836
RECYCLING — 0.2%
Gopher Resource LLC Senior Secured 1st Lien Term Loan 5.34%, 3/6/2025	7,741,903	7,761,258
RETAIL-RESTAURANTS — 0.5%
IRB Holding Corp. Senior Secured 1st Lien Term Loan 5.28%, 2/5/2025	7,001,041	7,021,449
K-Mac Holdings Corp. Senior Secured 2018 1st Lien Term Loan 5.34%, 3/7/2025	2,493,750	2,483,226
Tacala LLC Senior Secured 1st Lien Term Loan 5.23%, 1/31/2025	5,209,167	5,197,446
		14,702,121
ROAD & RAIL — 0.2%
Direct ChassisLink, Inc. Senior Secured 2017 2nd Lien Term Loan 8.09%, 6/15/2023	5,000,000	5,056,250
SEMICONDUCTOR EQUIPMENT — 0.7%
MA FinanceCo. LLC Senior Secured USD Term Loan B3 4.84%, 6/21/2024	2,810,442	2,804,301
Seattle Spinco, Inc. Senior Secured USD Term Loan B3 4.84%, 6/21/2024	18,979,607	18,938,136
		21,742,437
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.8%
Cypress Semiconductor Corp. Senior Secured 2016 Term Loan B 4.35%, 7/5/2021	8,970,681	9,007,685
MACOM Technology Solutions Holdings, Inc. Senior Secured 2017 Add on Term Loan 4.34%, 5/17/2024	6,140,264	6,050,739
See accompanying notes to financial statements.
21

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Microchip Technology, Inc. Senior Secured 2018 Term Loan B 4.10%, 5/29/2025	$ 9,858,841	$ 9,860,911
		24,919,335
SOFTWARE — 11.9%
Applied Systems, Inc.:
Senior Secured 2017 1st Lien Term Loan 5.33%, 9/19/2024	1,825,287	1,829,987
Senior Secured 2017 2nd Lien Term Loan 9.33%, 9/19/2025	454,545	469,659
Avast Software B.V. Senior Secured 2018 USD Term Loan B 4.83%, 9/30/2023	3,426,114	3,429,335
CCC Information Services, Inc. Senior Secured 2017 1st Lien Term Loan 5.10%, 4/27/2024	4,522,425	4,521,227
Compuware Corp. Senior Secured Term Loan B3 5.59%, 12/15/2021	23,135,772	23,216,747
Epicor Software Corp. Senior Secured 1st Lien Term Loan 5.35%, 6/1/2022	23,893,032	23,854,206
Flexera Software LLC Senior Secured 2018 1st Lien Term Loan 5.35%, 2/26/2025	10,144,068	10,139,351
Help/Systems LLC Senior Secured 2018 1st Lien Term Loan 5.84%, 3/28/2025	9,811,024	9,823,287
Hyland Software, Inc.:
Senior Secured 2017 1st Lien Term Loan 5.34%, 7/1/2022	11,559,007	11,604,780
Senior Secured 2017 2nd Lien Term Loan 9.09%, 7/7/2025	608,696	619,348
Informatica Corp. Senior Secured 2018 USD Term Loan 5.34%, 8/5/2022	4,949,548	4,963,704
Kronos, Inc. Senior Secured 2017 Term Loan B 5.36%, 11/1/2023	18,775,705	18,763,971
McAfee LLC Senior Secured 2017 USD Term Loan B 6.59%, 9/30/2024	36,660,469	36,902,794
Mitchell International, Inc.:
See accompanying notes to financial statements.
22

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Senior Secured 2017 1st Lien Term Loan 5.34%, 11/29/2024	$ 15,093,750	$ 15,030,809
Senior Secured 2017 2nd Lien Term Loan 9.34%, 11/20/2025	19,272,727	19,326,980
Project Alpha Intermediate Holding, Inc. Senior Secured 2017 Term Loan B 5.99%, 4/26/2024	30,413,199	30,299,149
Project Ruby Ultimate Parent Corp. Senior Secured 2017 Term Loan B 5.59%, 2/9/2024	5,954,829	5,969,716
Quest Software US Holdings, Inc.:
Senior Secured 2018 1st Lien Term Loan 6.58%, 5/16/2025	15,000,000	14,965,650
Senior Secured 2018 2nd Lien Term Loan 10.58%, 5/16/2026	10,000,000	10,018,800
SolarWinds Holdings, Inc. Senior Secured 2018 Term Loan B 5.09%, 2/5/2024	23,009,375	23,028,473
Solera Holdings, Inc. Senior Secured USD Term Loan B 4.84%, 3/3/2023	2,783,726	2,775,027
SonicWALL, Inc. Senior Secured 1st Lien Term Loan 5.83%, 5/16/2025	16,935,484	16,984,935
Sophia L.P. Senior Secured 2017 Term Loan B 5.58%, 9/30/2022	3,336,141	3,327,801
SS&C Technologies Holdings Europe S.A.R.L. Senior Secured 2018 Term Loan B4 4.59%, 4/16/2025	10,574,996	10,590,382
SS&C Technologies, Inc. Senior Secured 2018 Term Loan B3 4.59%, 4/16/2025	27,953,019	27,993,691
TIBCO Software, Inc. Senior Secured Repriced Term Loan B 5.60%, 12/4/2020	18,424,829	18,456,520
Veritas Bermuda, Ltd. Senior Secured USD Repriced Term Loan B 6.65%, 1/27/2023	19,895,860	18,279,321
VF Holding Corp. Senior Secured Reprice Term Loan 5.34%, 6/30/2023	11,201,334	11,145,328
		378,330,978
See accompanying notes to financial statements.
23

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
SPECIALTY RETAIL — 3.0%
Ascena Retail Group, Inc. Senior Secured 2015 Term Loan B 6.63%, 8/21/2022	$ 847,374	$ 758,824
Bass Pro Group LLC Senior Secured Term Loan B 7.09%, 9/25/2024	31,839,252	31,928,879
Burlington Coat Factory Warehouse Corp. Senior Secured 2017 Term Loan B5 4.60%, 11/17/2024	8,489,484	8,521,320
National Vision, Inc. Senior Secured 2017 Repriced Term Loan 4.84%, 11/20/2024	7,318,821	7,317,284
Party City Holdings, Inc. Senior Secured 2018 Term Loan B 4.85%, 8/19/2022	7,055,006	7,059,874
Petco Animal Supplies, Inc. Senior Secured 2017 Term Loan B 5.61%, 1/26/2023	2,300,000	1,666,545
Staples, Inc. Senior Secured 2017 Term Loan B 6.36%, 9/12/2024	38,027,840	37,582,344
		94,835,070
TELECOM SERVICES — 0.5%
SBA Senior Finance II LLC Senior Secured 2018 Term Loan B 4.10%, 4/11/2025	10,734,865	10,678,292
Securus Technologies Holdings, Inc. Senior Secured 2017 1st Lien Term Loan 6.59%, 11/1/2024	5,138,604	5,170,721
		15,849,013
THRIFTS & MORTGAGE FINANCE — 0.1%
Capri Finance LLC Senior Secured USD 2017 1st Lien Term Loan 5.61%, 11/1/2024	3,295,650	3,273,009
TRADING COMPANIES & DISTRIBUTORS — 1.6%
Avolon TLB Borrower 1 (Luxembourg) S.A.R.L. Senior Secured Term Loan B3 4.09%, 1/15/2025	36,773,145	36,369,560
SiteOne Landscape Supply, Inc. Senior Secured 2017 1st Lien Term Loan 4.85%, 4/29/2022 (b)	1,028,498	1,033,964
See accompanying notes to financial statements.
24

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Univar, Inc. Senior Secured 2017 USD Term Loan B 4.59%, 7/1/2024	$ 15,277,369	$ 15,259,571
		52,663,095
TOTAL SENIOR FLOATING RATE LOANS (Cost $3,003,786,312)		2,997,825,588
CORPORATE BONDS & NOTES — 3.6%
AEROSPACE & DEFENSE — 0.1%
TransDigm, Inc. 6.50%, 7/15/2024	5,000,000	5,082,500
COMMERCIAL SERVICES — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (d)	2,122,000	2,259,293
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Fly Leasing, Ltd. 5.25%, 10/15/2024	3,145,000	2,958,266
ELECTRIC — 0.0% (c)
Calpine Corp. 5.88%, 1/15/2024 (d)	1,000,000	990,000
ELECTRONICS — 0.1%
TTM Technologies, Inc. 5.63%, 10/1/2025 (d)	3,500,000	3,421,250
ENTERTAINMENT — 0.2%
Scientific Games International, Inc. 5.00%, 10/15/2025 (d)	7,750,000	7,364,825
FOOD — 0.4%
Albertsons Cos., Inc. 3 Month USD LIBOR + 3.75% 6.09%, 1/15/2024 (d) (e)	9,000,000	9,000,000
Post Holdings, Inc. 5.00%, 8/15/2026 (d)	4,000,000	3,730,000
		12,730,000
HEALTH CARE PRODUCTS — 0.3%
Avantor, Inc. 6.00%, 10/1/2024 (d)	7,750,000	7,657,000
Kinetic Concepts, Inc./KCI USA, Inc. 7.88%, 2/15/2021 (d)	830,000	838,300
		8,495,300
See accompanying notes to financial statements.
25

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
HEALTH CARE SERVICES — 0.7%
HCA, Inc. 5.00%, 3/15/2024	$ 1,000,000	$ 998,800
MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (d)	10,000,000	10,213,000
Tenet Healthcare Corp.:
6.75%, 2/1/2020	2,000,000	2,050,000
8.13%, 4/1/2022	8,000,000	8,350,400
		21,612,200
INSURANCE — 0.1%
AssuredPartners, Inc. 7.00%, 8/15/2025 (d)	3,410,000	3,278,033
LEISURE TIME — 0.0% (c)
Sabre GLBL, Inc. 5.25%, 11/15/2023 (d)	500,000	503,125
MEDIA — 0.4%
Gray Television, Inc.:
5.13%, 10/15/2024 (d)	3,000,000	2,856,600
5.88%, 7/15/2026 (d)	3,000,000	2,850,000
Nexstar Broadcasting, Inc. 5.63%, 8/1/2024 (d)	1,000,000	967,500
Sinclair Television Group, Inc. 5.63%, 8/1/2024 (d)	5,000,000	4,956,250
		11,630,350
PACKAGING & CONTAINERS — 0.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.25%, 5/15/2024 (d)	2,320,000	2,412,800
Flex Acquisition Co., Inc. 6.88%, 1/15/2025 (d)	1,478,000	1,426,270
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 3 Month USD LIBOR + 3.50% 5.85%, 7/15/2021 (d) (e)	2,000,000	2,016,200
		5,855,270
PHARMACEUTICALS — 0.2%
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 5.88%, 10/15/2024 (d)	1,517,000	1,479,075
Endo Finance LLC/Endo Finco, Inc. 5.38%, 1/15/2023 (d)	1,000,000	810,000
Valeant Pharmaceuticals International, Inc.:
5.50%, 11/1/2025 (d)	3,000,000	2,952,900
See accompanying notes to financial statements.
26

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
6.50%, 3/15/2022 (d)	$ 1,734,000	$ 1,794,690
		7,036,665
RETAIL — 0.1%
1011778 BC ULC/New Red Finance, Inc. 4.25%, 5/15/2024 (d)	2,034,000	1,932,300
CEC Entertainment, Inc. 8.00%, 2/15/2022	1,148,000	1,010,240
		2,942,540
SOFTWARE — 0.6%
First Data Corp. 5.00%, 1/15/2024 (d)	7,396,000	7,349,775
Infor US, Inc. 6.50%, 5/15/2022	7,000,000	7,026,600
Riverbed Technology, Inc. 8.88%, 3/1/2023 (d)	5,500,000	5,214,000
		19,590,375
TOTAL CORPORATE BONDS & NOTES (Cost $117,611,059)		115,749,992

	Shares
SHORT-TERM INVESTMENT — 6.1%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (f) (g) (Cost $196,673,118)	196,673,118	196,673,118
TOTAL INVESTMENTS — 103.7% (Cost $3,318,070,489)		3,310,248,698
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(119,585,739)
NET ASSETS — 100.0%		$ 3,190,662,959

See accompanying notes to financial statements.
27

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

(a)	The rate shown represents the rate at June 30, 2018.
(b)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2018, total aggregate fair value of securities is $21,915,222 representing 0.7% of net assets.
(c)	Amount is less than 0.05% of net assets.
(d)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 2.8% of net assets as of June 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Variable Rate Security - Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(f)	The Fund invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(g)	The rate shown is the annualized seven-day yield at June 30, 2018.

LIBOR	= London Interbank Offered Rate
LP	= Limited Partnership
At June 30, 2018, the Fund had unfunded loan commitments of $56,125,752, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Access CIG LLC	640,413	642,335	1,922
Heartland Dental LLC	1,720,390	1,712,863	(7,527)
Pearl Intermediate Parent LLC	2,454,917	2,411,956	(42,961)
ION Trading Technologies S.A.R.L.	8,977,500	8,943,750	(33,750)
GFL Environmental, Inc.	1,070,005	1,064,655	(5,350)
AqGen Ascensus, Inc.	1,662,527	1,668,750	6,223
BMC Software Finance, Inc.	39,600,000	39,800,000	200,000
			$118,557
The following table summarizes the value of the Portfolio's investments according to the fair value hierarchy as of June 30, 2018.
Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Senior Floating Rate Loans
Aerospace & Defense	$ —	$ 68,154,111	$—	$ 68,154,111
See accompanying notes to financial statements.
28

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Airlines	$ —	$ 9,635,844	$—	$ 9,635,844
Apparel Manufacturers	—	1,787,500	—	1,787,500
Auto Components	—	24,947,295	—	24,947,295
Automobiles	—	6,019,443	—	6,019,443
Building Products	—	19,485,840	—	19,485,840
Capital Markets	—	19,911,631	—	19,911,631
Casino Hotels	—	14,915,439	—	14,915,439
Chemicals	—	57,154,351	—	57,154,351
Commercial Services & Supplies	—	280,226,835	—	280,226,835
Communications Equipment	—	40,772,951	—	40,772,951
Computers & Peripherals	—	5,091,133	—	5,091,133
Construction & Engineering	—	31,754,528	—	31,754,528
Construction Materials	—	3,435,353	—	3,435,353
Containers & Packaging	—	41,328,302	—	41,328,302
Distributors	—	28,069,354	—	28,069,354
Diversified Consumer Services	—	27,666,912	—	27,666,912
Diversified Financial Services	—	93,367,503	—	93,367,503
Diversified Telecommunication Services	—	111,190,235	—	111,190,235
Electric Utilities	—	18,280,782	—	18,280,782
Electrical Equipment	—	4,526,307	—	4,526,307
Electronic Equipment, Instruments & Components	—	20,113,099	—	20,113,099
Energy Equipment & Services	—	2,284,640	—	2,284,640
Food & Staples Retailing	—	72,099,903	—	72,099,903
Food Products	—	25,759,023	—	25,759,023
Health Care Equipment & Supplies	—	39,618,975	—	39,618,975
Health Care Providers & Services	—	204,676,604	—	204,676,604
Health Care Technology	—	15,338,559	—	15,338,559
Hotels, Restaurants & Leisure	—	176,306,443	—	176,306,443
Independent Power Producers & Energy Traders	—	15,608,434	—	15,608,434
Insurance	—	125,996,404	—	125,996,404
Internet & Catalog Retail	—	19,391,351	—	19,391,351
Internet Software & Services	—	75,113,915	—	75,113,915
IT Services	—	50,487,099	—	50,487,099
Life Sciences Tools & Services	—	33,634,396	—	33,634,396
Machinery	—	35,613,920	—	35,613,920
Media	—	247,659,435	—	247,659,435
Metals & Mining	—	13,260,107	—	13,260,107
Multiline Retail	—	16,613,955	—	16,613,955
Oil, Gas & Consumable Fuels	—	33,151,923	—	33,151,923
See accompanying notes to financial statements.
29

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Oil-Field Services	$ —	$ 846,956	$—	$ 846,956
Paper&Related Products	—	11,899,762	—	11,899,762
Personal Products	—	4,093,238	—	4,093,238
Pharmaceuticals	—	143,222,555	—	143,222,555
Pollution Control	—	9,827,853	—	9,827,853
Professional Services	—	53,582,514	—	53,582,514
Real Estate Investment Trusts (REITs)	—	14,980,474	—	14,980,474
Real Estate Management & Development	—	9,789,836	—	9,789,836
Recycling	—	7,761,258	—	7,761,258
Retail-Restaurants	—	14,702,121	—	14,702,121
Road & Rail	—	5,056,250	—	5,056,250
Semiconductor Equipment	—	21,742,437	—	21,742,437
Semiconductors & Semiconductor Equipment	—	24,919,335	—	24,919,335
Software	—	378,330,978	—	378,330,978
Specialty Retail	—	94,835,070	—	94,835,070
Telecom Services	—	15,849,013	—	15,849,013
Thrifts & Mortgage Finance	—	3,273,009	—	3,273,009
Trading Companies & Distributors	—	52,663,095	—	52,663,095
Corporate Bonds & Notes
Aerospace & Defense	—	5,082,500	—	5,082,500
Commercial Services	—	2,259,293	—	2,259,293
Diversified Financial Services	—	2,958,266	—	2,958,266
Electric	—	990,000	—	990,000
Electronics	—	3,421,250	—	3,421,250
Entertainment	—	7,364,825	—	7,364,825
Food	—	12,730,000	—	12,730,000
Health Care Products	—	8,495,300	—	8,495,300
Health Care Services	—	21,612,200	—	21,612,200
Insurance	—	3,278,033	—	3,278,033
Leisure Time	—	503,125	—	503,125
Media	—	11,630,350	—	11,630,350
Packaging & Containers	—	5,855,270	—	5,855,270
Pharmaceuticals	—	7,036,665	—	7,036,665
Retail	—	2,942,540	—	2,942,540
Software	—	19,590,375	—	19,590,375
Short-Term Investment	196,673,118	—	—	196,673,118
TOTAL INVESTMENTS	$196,673,118	$3,113,575,580	$—	$3,310,248,698
See accompanying notes to financial statements.
30

BLACKSTONE / GSO SENIOR LOAN PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loan Commitments(a)	$ —	$ 118,557	$—	$ 118,557
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$196,673,118	$3,113,694,137	$—	$3,310,367,255

(a)	appreciation (depreciation) on unfunded loan commitments.
Affiliate Table
	Number of Shares Held at 6/30/17	Value at 6/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income
State Street Institutional U.S. Government Money Market Fund, Class G Shares	119,281,817	$119,281,817	$1,857,721,773	$1,780,330,472	$—	$—	196,673,118	$196,673,118	$2,615,497
See accompanying notes to financial statements.
31

SSGA MASTER TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018

Blackstone / GSO Senior Loan Portfolio
ASSETS
Investments in unaffiliated issuers, at value	$3,113,575,580
Investments in affiliated issuers, at value	196,673,118
Total Investments	3,310,248,698
Cash	5,047,803
Receivable for investments sold	219,637,294
Dividends receivable — affiliated issuers	283,625
Interest receivable — unaffiliated issuers	8,002,305
Unrealized appreciation on unfunded loan commitments	118,557
Other Receivable	102,744
TOTAL ASSETS	3,543,441,026
LIABILITIES
Payable for investments purchased	351,996,464
Advisory fee payable	779,983
Trustees’ fees and expenses payable	461
Accrued expenses and other liabilities	1,159
TOTAL LIABILITIES	352,778,067
NET ASSETS	$3,190,662,959
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$3,121,411,873
Investments in affiliated issuers	196,673,118
Total cost of investments	$3,318,084,991
See accompanying notes to financial statements.
32

SSGA MASTER TRUST STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

Blackstone / GSO Senior Loan Portfolio
INVESTMENT INCOME
Interest income — unaffiliated issuers	$117,281,297
Dividend income — affiliated issuers	2,615,497
TOTAL INVESTMENT INCOME (LOSS)	119,896,794
EXPENSES
Advisory fee	7,194,761
Trustees’ fees and expenses	36,785
TOTAL EXPENSES	7,231,546
NET INVESTMENT INCOME (LOSS)	112,665,248
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	(11,863,247)
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(16,629,536)
Unfunded loan commitments	118,557
Net change in unrealized appreciation/depreciation	(16,510,979)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,374,226)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 84,291,022
See accompanying notes to financial statements.
33

SSGA MASTER TRUST STATEMENTS OF CHANGES IN NET ASSETS

	Blackstone / GSO Senior Loan Portfolio
	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 112,665,248	$ 51,271,905
Net realized gain (loss)	(11,863,247)	2,066,427
Net change in unrealized appreciation/depreciation	(16,510,979)	10,003,339
Net increase (decrease) in net assets resulting from operations	84,291,022	63,341,671
CAPITAL TRANSACTIONS
Contributions	1,509,849,498	1,009,734,223
Withdrawals	(225,415,777)	(54,477,525)
Other capital	850,599	—
Net increase (decrease) in net assets from capital transactions	1,285,284,320	955,256,698
Net increase (decrease) in net assets during the period	1,369,575,342	1,018,598,369
Net assets at beginning of period	1,821,087,617	802,489,248
NET ASSETS AT END OF PERIOD	$3,190,662,959	$1,821,087,617
See accompanying notes to financial statements.
34

SSGA MASTER TRUST
FINANCIAL HIGHLIGHTS
The following table includes selected supplemental data and ratios to average net assets:

	Blackstone / GSO Senior Loan Portfolio
	Year Ended 6/30/18	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/15	Year Ended 6/30/14
Total return	4.43%	6.19%	(0.20)%	2.98%	4.00%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,190,663	$1,821,088	$802,489	$672,264	$610,477
Ratios to average net assets:
Total expenses	0.30%	0.30%	0.30%	0.31%	0.30%
Net investment income (loss)	4.70%	4.31%	4.54%	4.49%	3.63%
Portfolio turnover rate	90%	68%	88%	65%	77%
See accompanying notes to financial statements.
35

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.    Organization
SSGA Master Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2018, the Trust consists of one (1) series, which represents a separate series of beneficial interest in the Trust. The financial statements herein relate to the Blackstone / GSO Senior Loan Portfolio (the “Portfolio”).
The Portfolio is classified as a diversified investment company under the 1940 Act.
The Portfolio serves as a master fund in a master feeder structure.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
The Portfolio's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the
36

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

“Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.
Valuation techniques used to value the Portfolio's investments by major category are as follows:
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
•  Debt obligations (including short-term investments and convertible debt securities) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.
•  Senior loans or other loans are valued at evaluated bid prices supplied by an independent pricing service, if available. Senior loans and other loans for which the Committee determines that there are no reliable valuations available from pricing services or brokers will be initially valued at cost and adjusted for amortization of principal until remeasurement is warranted due to a credit or economic event or other factors affecting the loan.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Fair value pricing could result in a difference between the prices used to calculate the Portfolio's NAV and the prices used by the Portfolio's underlying benchmark.
Various inputs are used in determining the value of the Portfolio's investments.
The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
37

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2018, is disclosed in the Portfolio’s Schedule of Investments.
Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.
The Portfolio had no transfers between levels for the period ended June 30, 2018.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any. Interest income is recorded on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Non-cash dividends received in the form of stock are recorded as dividend income at fair value.
Distributions received by the Portfolio may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.
All of the net investment income and realized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.
38

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Expenses
Expenses which are directly identifiable to the Portfolio are applied to the Portfolio within the Trust.
3.    Securities and Other Investments
Loan Agreements
The Blackstone/GSO Senior Loan Portfolio invests in Senior Loans. Senior Loans consist generally of obligations of companies and other entities (collectively, “borrowers”) incurred for the purpose of reorganizing the assets and liabilities of a borrower; acquiring another company; taking over control of a company (leveraged buyout); temporary refinancing; or financing internal growth or other general business purposes. Senior Loans are often obligations of borrowers who have incurred a significant percentage of debt compared to their total assets and thus are highly leveraged. The Portfolio does not treat the banks originating or acting as agents for the lenders, or granting or acting as intermediary in participation interests, in loans held by the Portfolio as the issuers of such loans.
4.    Fees and Transactions with Affiliates
Advisory Fee
The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services to the Portfolio, facilities furnished, and expenses borne by the Adviser, the Portfolio pays the Adviser a fee accrued daily and paid monthly, based on a percentage of the Portfolio’s average daily net assets as shown in the following table:
Annual Rate
Blackstone / GSO Senior Loan Portfolio	0.30%
The Adviser pays all expenses of the Portfolio other than management fee, brokerage expenses, taxes, interest, fees and expenses of the Trust's Independent Trustees (including any Trustees' counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
GSO / Blackstone Debt Funds Management LLC receives fees for its services as the sub-adviser to the Blackstone / GSO Senior Loan Portfolio from the Adviser.
39

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
5.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
6.    Investment Transactions
Purchases and sales of investments (excluding in-kind transactions, derivative contracts and short term investments) for the period ended June 30, 2018, were as follows:
	Purchases	Sales
Blackstone / GSO Senior Loan Portfolio	$3,518,282,459	$2,125,948,104
7.    Income Tax Information
The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as partnerships for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for its tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.
The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
40

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

As of June 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Blackstone / GSO Senior Loan Portfolio	$3,366,658,352	$10,089,147	$17,755,050	$(7,665,903)
8.    Line of Credit
Certain Portfolios and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. Blackstone / GSO Senior Loan Portfolio has exclusive access to $200 million of the total credit facility. This agreement expires in October 2018 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. The Portfolio pays the commitment fee for its exclusive portion of the credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Blackstone / GSO Senior Loan Portfolio pays the commitment fee for its exclusive portion of the credit line. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
Prior to October 12, 2017, the Portfolios and other affiliated funds participated in a $360 million revolving credit facility and Blackstone / GSO Senior Loan Portfolio had exclusive access to $100 million of the total credit facility.
The Portfolio had no outstanding loans as of June 30, 2018.
9.    Risks
Concentration Risk
As a result of the Portfolio's ability to invest a large percentage of their assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Funds’ investments more than if the Portfolio was more broadly diversified.
41

SSGA MASTER TRUST
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that a Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Market and Credit Risk
In the normal course of business, the Portfolio trades financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.
10.    Recent Accounting Pronouncement
In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.
11.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
42

SSGA MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Owners of Beneficial Interest and the Board of Trustees of Blackstone / GSO Senior Loan Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Blackstone / GSO Senior Loan Portfolio (the “Portfolio”), including the schedule of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of the Portfolio’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing
43

SSGA MASTER TRUST
REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 31, 2018
44

SSGA MASTER TRUST
OTHER INFORMATION
June 30, 2018 (Unaudited)

Expense Example
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.
The table below illustrates your Portfolio's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
45

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Blackstone / GSO Senior Loan Portfolio
Annualized Expense Ratio	0.30%
Actual:
Ending Account Value	$1,016.40
Expenses Paid During Period(a)	1.50
Hypothetical (assuming a 5% return before expenses):
Ending Account Value	1,023.30
Expenses Paid During Period(a)	1.51

(a)	Expenses are equal to the Portfolio’s annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Portfolio's investment adviser to vote proxies relating to the Portfolio's portfolio of securities are available (i) without charge, upon request by calling 1-866-787-2257 (toll free) or (ii) on the SEC's website, at www.sec.gov.
Information regarding how the investment adviser voted for the prior 12-months period ended June 30, is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio's website at www.spdrs.com.
Quarterly Portfolio Schedule
The Portfolio files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-866-787-2257 (toll free) and on the Portfolio’s website at www.spdrs.com.
Approval of Advisory Agreements
At in-person meetings held prior to June 30, 2018, the Board of Trustees of the Trusts (the “Board”) evaluated proposals to continue the separate Investment Advisory Agreement (the “Agreements”) between each Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to: (1) the SPDR Blackstone / GSO Senior Loan ETF, an operational series of SSGA Active Trust, and (2) the Blackstone / GSO
46

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Senior Loan Portfolio, an operational series of SSGA Master Trust (together with the SPDR Blackstone / GSO Senior Loan ETF, the “Funds”). The Trustees who are not “interested persons” of each Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreements. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreements, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trusts’ sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Funds under the Agreements, (ii) investment performance of the Funds, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trusts, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Funds grow.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trusts and materials provided prior to and at the meeting. The Board reviewed the Agreements and the Adviser’s responsibilities for managing investment operations of each of the Funds in accordance with each Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board appreciated the nature of the SPDR Blackstone / GSO Senior Loan ETF as an exchange-traded fund and the experience and expertise of the Adviser with exchange-traded funds, as well as with master-feeder structures. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management, oversight of sub-advisers and regulatory compliance of the Funds. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing each Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board considered that the Adviser and its affiliates constitute one of the world’s largest investment management enterprises for exchange-traded funds. The Board specifically considered the Adviser’s experience in
47

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

active management, managing exchange-traded funds and master-feeder structures, and in overseeing third-party sub-advisers.
Investment Performance
SPDR Blackstone / GSO Senior Loan ETF. The Board then reviewed the Funds’ performance. With respect to the Blackstone / GSO Senior Loan Portfolio, the Board evaluated the performance of the SPDR Blackstone / GSO Senior Loan ETF (the feeder fund). The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). Among other information, the Board considered that although the Fund underperformed the median of its Performance Group for the 3- and 4-year periods, it outperformed the median of its Performance Group for the 1- and 2-year periods. In addition, the Board considered that the Fund outperformed its benchmark index for the 1- and 3-year and since inception periods.
In those instances where the Board observed underperformance, the Trustees considered management’s explanation of those factors that contributed to such underperformance and steps being taken in response to such factors.
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Funds to the Adviser, including data on the Funds’ historical profitability to the Adviser. The Board, including the Independent Trustees, with their independent legal counsel, had the opportunity to discuss, with representatives of the Adviser and State Street, methodologies used in computing costs that formed the bases of profitability calculations.
Fees Charged to Comparable Funds
The Board evaluated each Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., exchange-traded funds that are actively managed. The Board reviewed the universe of similar exchange-traded funds based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar exchange-traded funds. The Board also reviewed the fee structure of the SPDR Blackstone / GSO Senior Loan ETF in connection with the master-feeder structure. In doing so, the Board used a fund by fund analysis of the data.
Other Benefits
48

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trusts, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trusts’ brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as each Fund’s assets grow in size. The Board noted that the Agreements did not provide for breakpoints in each Fund’s advisory fee rates as assets of a Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Funds by fixing relatively low advisory fees, effectively sharing the benefits of lower fees with the Funds from inception. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Funds grow in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for each Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Funds were appropriate; (b) the performance of the SPDR GSO / Blackstone Senior Loan ETF had been satisfactory; (c) the Adviser’s unitary fee for the SPDR GSO / Blackstone Senior Loan ETF, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trusts’ relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) the fees paid to the Adviser shared the economies of scale with respect to the Funds by way of the relatively low fee structure of the Trusts.
Approval of GSO / Blackstone Debt Funds Management LLC Sub-Advisory Agreements
At in-person meetings held prior to June 30, 2018, the Board also evaluated proposals to continue the separate Sub-Advisory Agreements (the “GSO / Blackstone Sub-Advisory Agreements”) between the Adviser and GSO / Blackstone Debt Funds Management LLC (“GSO / Blackstone”) with respect to the SPDR Blackstone / GSO Senior Loan ETF, a series of the SSGA Active Trust, and Blackstone / GSO Senior Loan
49

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Portfolio, a series of the SSGA Master Trust, each sub-advised by GSO / Blackstone (the “GSO / Blackstone Funds”). The Independent Trustees also met separately to consider the GSO / Blackstone Sub-Advisory Agreements. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the GSO / Blackstone Sub-Advisory Agreements, the Board requested, and GSO / Blackstone and the Adviser provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the GSO / Blackstone Sub-Advisory Agreements, the Board considered various factors, including the (i) nature, extent and quality of services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds under the GSO / Blackstone Sub-Advisory Agreements and (ii) investment performance of the GSO / Blackstone Funds. The Board was informed of the portion of the current advisory fee that the Adviser would pay to GSO / Blackstone under the GSO / Blackstone Sub-Advisory Agreements and also considered that such fees would be paid directly by the Adviser and would not result in increased fees payable by the GSO / Blackstone Funds.
The Board considered the background and experience of GSO / Blackstone’s senior management and, in particular, GSO / Blackstone’s experience in investing in senior loan securities. The Board reviewed the GSO / Blackstone Funds’ performance, noting that the performance of the GSO / Blackstone Funds was satisfactory. The Board also considered the unitary fee paid to the Adviser by each GSO / Blackstone Fund and GSO / Blackstone’s fees paid by the Adviser. The Board also considered whether GSO / Blackstone benefited in other ways from its relationship with the Trusts.
After weighing the foregoing factors as well as the relevant factors discussed in relation to the Agreements between the Trusts and the Adviser, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the GSO / Blackstone Sub-Advisory Agreement for each GSO / Blackstone Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by GSO / Blackstone with respect to the GSO / Blackstone Funds were appropriate; (b) the performance of the GSO / Blackstone Funds had been satisfactory; (c) GSO / Blackstone’s fees for the GSO / Blackstone Funds and the unitary fee, considered in relation to the services provided, were fair and reasonable; (d) any additional potential benefits to GSO / Blackstone were not of a magnitude to materially affect the Board’s conclusions; and (e) the fees paid to GSO / Blackstone adequately shared the economies of scale with each applicable GSO / Blackstone Fund by way of the relatively low fee structure of the Trusts.
50

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Master Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	127	None.
DAVID M. KELLY c/o SSGA Master Trust One Iron Street Boston, MA 02210 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Master Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	None.
DWIGHT D. CHURCHILL c/o SSGA Master Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	127	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Master Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	127	The Motley Fool Funds Trust (Trustee).
51

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	196	None.
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

52

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**
ESTEFANIA SALOMON State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111 1983	Assistant Secretary	Term: Unlimited Served: since May 2018	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2018 – present); Senior Compliance Consultant, AdvisorAssist, LLC (2017); Attorney, Commonwealth of Massachusetts, Securities Division (2014-2017).
53

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).
54

SSGA MASTER TRUST
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
** Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.
Statement of Additional Information (SAI) includes additional information about Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.
55

Master Trust
Trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
Officers
Ellen M. Needham, President
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President; Deputy Treasurer
Michael P. Riley, Vice President
Chad C. Hallett, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
Sujata Upreti, Assistant Treasurer
Daniel Foley, Assistant Treasurer
Daniel G. Plourde, Assistant Treasurer
Jesse D. Hallee, Secretary
Estefania Salomon, Assistant Secretary
Brian Harris, Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer
Joshua A. Weinberg, Chief Legal Officer
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Master Trust
For more complete information, please call 1.866.787.2257 or visit www.spdrs.com today.
State Street Global Advisors, One Iron Street Boston, MA 02210
ETFs trade like stocks, are subject to investment risk, fluctuate in market value and may trade at prices above or below the ETFs net asset value. Brokerage commissions and ETF expenses will reduce returns.
Foreign investments involve greater risks than U.S. investments, including political and economic risks and the risk of currency fluctuations, all of which may be magnified in emerging markets.
Bonds generally present less short-term risk and volatility than stocks, but contain interest rate risk (as interest rates rise bond prices usually fall); issuer default risk; issuer credit risk; liquidity risk; and inflation risk. These effects are usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.
Past performance is no guarantee of future results. It is not possible to invest directly in an index. Index performance does not reflect charges and expenses associated with the fund or brokerage commissions associated with buying and selling a fund. Index performance is not meant to represent that of any particular fund.
Standard & Poor’s, S&P and SPDR are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by S&P Dow Jones Indices LLC (SPDJI) and sublicensed for certain purposes by State Street Corporation. State Street Corporation’s financial products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and third party licensors and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability in relation thereto, including for any errors, omissions, or interruptions of any index.
Distributor: State Street Global Advisors Funds Distributors, LLC, member FINRA, SIPC, an indirect wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. Certain State Street affiliates provide services and receive fees from the SPDR ETFs. SSGA Funds Management has retained GSO Capital Partners as the sub-adviser.
GSO Capital Partners is not affiliated with State Street Global Advisors Funds Distributors, LLC.
Before investing, consider the fund’s investment objectives, risks, charges and expenses. To obtain a prospectus or summary prospectus which contains this and other information, call 1.866.787.2257 or visit www.spdrs.com. Read it carefully.
Not FDIC Insured. No Bank Guarantee. May Lose Value.

The information contained in this report is intended for the general information of shareholders of the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus which contains important information concerning the Trust. You may obtain a current prospectus and SAI from the Distributor by calling 1-866-787-2257 or visiting www.spdrs.com. Please read the prospectus carefully before you invest.
© 2018 State Street Corporation -All Rights Reserved
SPDRGSOAR

Annual Report
June 30, 2018
SSGA Active Trust
State Street Disciplined Global Equity Portfolio
The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.

Notes to Performance Summary (Unaudited)
The following performance chart of the Portfolio’s total return at net asset value, the total return based on market price and its benchmark index is provided for comparative purposes only and represents the periods noted. The Portfolio’s per share net asset value (“NAV”) is the value of one share of the Portfolio and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Portfolio and the market return is based on the market price per share of the Portfolio. The market price used to calculate the market return is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the shares of the Portfolio are listed for trading, as of the time that the Portfolio’s NAV is calculated. Since shares of the Portfolio did not trade in the secondary market until one day after the Portfolio’s inception, for the period from inception to the first day of secondary market trading in shares of the Portfolio (2/18/16, 2/19/16, respectively), the NAV of the Portfolio is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Portfolio at NAV. Market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included market returns would be lower.
An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities and therefore does not reflect deductions for fees or expenses. In comparison, the Portfolio’s performance is negatively impacted by these deductions.
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
See accompanying notes to financial statements.
1

STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
Management's Discussion of Fund Performance (Unaudited)
The State Street Disciplined Global Equity Portfolio (the “Portfolio”) seeks to provide competitive long-term returns while maintaining low long-term volatility relative to the broad global equity market. The Portfolio’s benchmark is the MSCI World Index (the “Index”).
For the 12-month period ended June 30, 2018 (the “Reporting Period”), the total return for the Portfolio was 6.48%, and the Index was 11.09%. The Portfolio and Index returns reflect the reinvestment of dividends and other income. The Portfolio’s performance reflects the expenses of managing the Portfolio, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.
An underweight to lower beta, less volatile sectors and securities, the underperformance in value based metrics, and outperformance in sentiment signals were the primary drivers of Portfolio performance during the Reporting Period relative to the Index.
The sector impact on the Reporting Period relative performance versus the benchmark was negative. An underweight position of the best performing Technology sector and an overweight position of the poor performing Utilities sector detracted the most from active performance. Stock selection performance was also negative for the Reporting Period, with poor stock selection performance in Consumer Discretionary and Information Technology, partially offset by positive selection performance in Consumer Staples and Utilities.
On an individual security level, the top positive contributors to the Portfolio's performance on an absolute basis during the Reporting Period were Texas Instruments Incorporated, Swedish Match AB, and Motorola Solutions Inc.. The top negative contributors to the Portfolio's performance on an absolute basis during the Reporting Period were Vestas Wind Systems A/S, Kajima Corporation, and Danske Bank A/S.
The views expressed above reflect those of the Portfolio’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
See accompanying notes to financial statements.
2

State Street Disciplined Global Equity Portfolio
Performance Summary (UNAUDITED)
Performance as of June 30, 2018

	Cumulative Total Return			Average Annual Total Return
	Net Asset Value	Market Value	MSCI World Index	Net Asset Value	Market Value	MSCI World Index
ONE YEAR	6.48%	N/A	11.09%	6.48%	N/A	11.09%
SINCE INCEPTION(1)	32.69%	N/A	42.06%	12.69%	N/A	6.26%

(1)	For the period February 18, 2016 to June 30, 2018.
Comparison of Change in Value of a $10,000 Investment
(Based on Net Asset Value)
Line graph is based on cumulative total return.
The total expense ratio for State Street Disciplined Global Equity Portfolio as stated in the Fees and Expenses table of the most recent prospectus is 0.25%.
Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.spdrs.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption or sale of Portfolio shares. See "Notes to Performance Summary" on page 1 for more information.
See accompanying notes to financial statements.
3

State Street Disciplined Global Equity Portfolio
Portfolio Statistics (UNAUDITED)
Top Five Holdings as of June 30, 2018

Description	Market Value	% of Net Assets
Motorola Solutions, Inc.	79,597	1.6%
Baxter International, Inc.	79,230	1.6
Mitsui & Co., Ltd.	76,726	1.5
Swedish Match AB	71,619	1.4
CLP Holdings, Ltd.	70,009	1.4
TOTAL	377,181	7.5%
(The five largest holdings are subject to change, and there are no guarantees the Portfolio will continue to remain invested in any particular company.)
Industry Breakdown as of June 30, 2018

% of Net Assets
Banks	8.6%
Health Care Providers & Services	6.1
Pharmaceuticals	6.1
Insurance	6.0
Multi-Utilities	3.7
Diversified Telecommunication Services	3.6
Aerospace & Defense	3.4
Trading Companies & Distributors	3.2
Electric Utilities	3.0
Beverages	2.9
Food & Staples Retailing	2.8
Construction & Engineering	2.8
Oil, Gas & Consumable Fuels	2.7
Technology Hardware, Storage & Peripherals	2.5
Electronic Equipment, Instruments & Components	2.5
Health Care Equipment & Supplies	2.4
Communications Equipment	2.3
Automobiles	2.3
Mortgage Real Estate Investment Trust (REITs)	2.2
Hotels, Restaurants & Leisure	2.2
IT Services	2.0
Semiconductors & Semiconductor Equipment	1.9
Real Estate Management & Development	1.8
Textiles, Apparel & Luxury Goods	1.7
Food Products	1.5
Commercial Services & Supplies	1.5
Specialty Retail	1.5
Airlines	1.5
Tobacco	1.4
Life Sciences Tools & Services	1.3
Software	1.3
Real Estate Investment Trusts (REITs)	1.2
Metals & Mining	1.2
Containers & Packaging	1.1
Capital Markets	1.1
Industrial Conglomerates	1.0
Wireless Telecommunication Services	1.0
Household Products	0.7
Air Freight & Logistics	0.7
Gas Utilities	0.6
Consumer Finance	0.6
Chemicals	0.6
Diversified Consumer Services	0.1
Short-Term Investment	0.7
Other Assets in Excess of Liabilities	0.7
TOTAL	100.0%
(The Portfolio’s industry breakdown is expressed as a percentage of net assets and may change over time.)
See accompanying notes to financial statements.
4

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS
June 30, 2018

Security Description	Shares	Value
COMMON STOCKS — 98.6%
AUSTRALIA — 2.3%
Insurance Australia Group, Ltd.	1,644	$ 10,361
Macquarie Group, Ltd.	61	5,573
Qantas Airways, Ltd.	6,574	29,921
South32, Ltd.	16,183	43,164
Woodside Petroleum, Ltd.	1,043	27,326
		116,345
BELGIUM — 0.5%
Ageas	462	23,308
CANADA — 3.0%
BCE, Inc.	859	34,766
Sun Life Financial, Inc.	592	23,775
TELUS Corp.	1,279	45,406
Toronto-Dominion Bank	817	47,258
		151,205
CHINA — 1.1%
BOC Hong Kong Holdings, Ltd.	12,000	56,517
DENMARK — 2.1%
Danske Bank A/S	1,803	56,437
Novo Nordisk A/S Class B	766	35,530
Pandora A/S	183	12,784
		104,751
FRANCE — 1.8%
Peugeot SA	1,992	45,492
Sanofi	544	43,603
		89,095
GERMANY — 0.4%
Allianz SE	44	9,094
CECONOMY AG	1,496	12,467
		21,561
HONG KONG — 5.4%
CLP Holdings, Ltd.	6,500	70,009
Hang Seng Bank, Ltd.	2,100	52,517
Jardine Matheson Holdings, Ltd.	400	25,240
Link REIT	6,500	59,362
Sun Hung Kai Properties, Ltd.	3,000	45,275
WH Group, Ltd.	23,000	18,733
		271,136
ITALY — 1.7%
Enel SpA	5,469	30,375
Eni SpA	2,838	52,705
		83,080
JAPAN — 15.4%
Astellas Pharma, Inc.	4,100	62,519
Canon, Inc.	300	9,834
Daiwa House Industry Co., Ltd.	800	27,272
FUJIFILM Holdings Corp.	900	35,150
Hitachi, Ltd.	9,000	63,507
Honda Motor Co., Ltd.	300	8,811
ITOCHU Corp.	2,300	41,685
Japan Airlines Co., Ltd.	1,300	46,101
Kajima Corp.	5,000	38,731
Security Description	Shares	Value
Kirin Holdings Co., Ltd.	1,300	$ 34,775
Marubeni Corp.	5,900	45,015
Mitsubishi Materials Corp.	600	16,494
Mitsui & Co., Ltd.	4,600	76,726
Mitsui Chemicals, Inc.	1,200	31,960
Nippon Telegraph & Telephone Corp.	1,200	54,559
NTT DOCOMO, Inc.	2,000	50,964
Taisei Corp.	1,200	66,194
Toyota Motor Corp.	900	58,258
		768,555
NETHERLANDS — 0.6%
Koninklijke Ahold Delhaize NV	1,333	31,913
NORWAY — 1.1%
Equinor ASA	2,169	57,589
SINGAPORE — 0.6%
Oversea-Chinese Banking Corp., Ltd.	2,000	17,074
UOL Group, Ltd.	2,485	13,887
		30,961
SPAIN — 0.7%
ACS Actividades de Construccion y Servicios SA	817	33,100
SWEDEN — 1.4%
Swedish Match AB	1,444	71,619
SWITZERLAND — 3.5%
Swiss Re AG	495	42,722
Swisscom AG	98	43,742
TE Connectivity, Ltd.	663	59,710
Zurich Insurance Group AG	100	29,619
		175,793
UNITED KINGDOM — 0.8%
Direct Line Insurance Group PLC	8,421	38,123
UNITED STATES — 56.2%
Aflac, Inc.	720	30,974
Agilent Technologies, Inc.	1,021	63,139
AGNC Investment Corp. REIT	2,977	55,343
Allstate Corp.	686	62,611
Ameren Corp.	768	46,733
American Express Co.	319	31,262
Annaly Capital Management, Inc. REIT	5,205	53,560
Anthem, Inc.	235	55,937
Apple, Inc.	173	32,024
Avery Dennison Corp.	522	53,296
Bank of New York Mellon Corp.	951	51,287
Baxter International, Inc.	1,073	79,230
BB&T Corp.	1,145	57,754
CA, Inc.	837	29,839
Carnival Corp.	849	48,656
CenterPoint Energy, Inc.	1,662	46,054
Cisco Systems, Inc.	834	35,887
Coca-Cola Co.	1,381	60,571
Cognizant Technology Solutions Corp. Class A	598	47,236
DTE Energy Co.	492	50,986
Eli Lilly & Co.	481	41,044
Exelon Corp.	1,239	52,781

See accompanying notes to financial statements.
5

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Shares	Value
H&R Block, Inc.	193	$ 4,397
Harris Corp.	439	63,453
HCA Healthcare, Inc.	637	65,356
Home Depot, Inc.	221	43,117
Honeywell International, Inc.	172	24,777
HP, Inc.	2,260	51,279
Humana, Inc.	181	53,871
IDEXX Laboratories, Inc. (a)	175	38,140
International Business Machines Corp.	379	52,946
Johnson & Johnson	458	55,574
JPMorgan Chase & Co.	642	66,896
Lockheed Martin Corp.	184	54,359
Maxim Integrated Products, Inc.	751	44,054
McDonald's Corp.	373	58,445
Merck & Co., Inc.	809	49,106
Motorola Solutions, Inc.	684	79,597
PepsiCo, Inc.	473	51,496
Pfizer, Inc.	404	14,657
PNC Financial Services Group, Inc.	476	64,308
Procter & Gamble Co.	421	32,863
Public Service Enterprise Group, Inc.	846	45,803
PVH Corp.	466	69,770
Quest Diagnostics, Inc.	580	63,765
Raytheon Co.	260	50,227
Republic Services, Inc.	211	14,424
Synopsys, Inc. (a)	404	34,570
Sysco Corp.	659	45,003
Texas Instruments, Inc.	443	48,841
TJX Cos., Inc.	305	29,030
Torchmark Corp.	401	32,645
Tyson Foods, Inc. Class A	785	54,047
UGI Corp.	616	32,075
United Parcel Service, Inc. Class B	318	33,781
UnitedHealth Group, Inc.	266	65,261
US Bancorp	469	23,459
Security Description	Shares	Value
Walmart, Inc.	654	$ 56,015
Waste Management, Inc.	713	57,995
		2,811,606
TOTAL COMMON STOCKS (Cost $4,478,347)		4,936,257

RIGHTS — 0.0% (b)
SPAIN — 0.0% (b)
ACS Actividades de Construccion y Servicios SA (expiring 7/11/18) (a) (Cost $890)	817	841
SHORT-TERM INVESTMENT — 0.7%
State Street Institutional U.S. Government Money Market Fund, Class G Shares 1.86% (c) (d) (Cost $33,569)	33,569	33,569
TOTAL INVESTMENTS — 99.3% (Cost $4,512,806)		4,970,667
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.7%		34,026
NET ASSETS — 100.0%		$ 5,004,693

(a)	Non-income producing security.
(b)	Amount shown represents less than 0.05% of net assets.
(c)	The Portfolio invested in certain money market funds managed by SSGA Funds Management, Inc. Amounts related to these transactions during the period ended June 30, 2018 are shown in the Affiliate Table below.
(d)	The rate shown is the annualized seven-day yield at June 30, 2018.

REIT	= Real Estate Investment Trust

The following table summarizes the value of the Portfolio's investments according to the fair value hierarchy as of June 30, 2018.
Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Common Stocks
Australia	$ 116,345	$—	$—	$ 116,345
Belgium	23,308	—	—	23,308
Canada	151,205	—	—	151,205
China	56,517	—	—	56,517
Denmark	104,751	—	—	104,751
France	89,095	—	—	89,095
Germany	21,561	—	—	21,561
Hong Kong	271,136	—	—	271,136
Italy	83,080	—	—	83,080
Japan	768,555	—	—	768,555
Netherlands	31,913	—	—	31,913
Norway	57,589	—	—	57,589
See accompanying notes to financial statements.
6

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Singapore	$ 30,961	$—	$—	$ 30,961
Spain	33,100	—	—	33,100
Sweden	71,619	—	—	71,619
Switzerland	175,793	—	—	175,793
United Kingdom	38,123	—	—	38,123
United States	2,811,606	—	—	2,811,606
Rights
Spain	841	—	—	841
Short-Term Investment	33,569	—	—	33,569
TOTAL INVESTMENTS	$4,970,667	$—	$—	$4,970,667
Affiliate Table
	Number of Shares Held at 6/30/17	Value at 6/30/17	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	23,785	$23,785	$604,136	$594,352	$—	$—	33,569	$33,569	$639	$—
See accompanying notes to financial statements.
7

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018

ASSETS
Investments in unaffiliated issuers, at value	$4,937,098
Investments in affiliated issuers, at value	33,569
Total Investments	4,970,667
Foreign currency, at value	23,317
Dividends receivable — unaffiliated issuers	8,882
Dividends receivable — affiliated issuers	42
Receivable from Adviser	3,327
Receivable for foreign taxes recoverable	4,009
TOTAL ASSETS	5,010,244
LIABILITIES
Payable for fund shares repurchased	4,506
Advisory fee payable	1,045
TOTAL LIABILITIES	5,551
NET ASSETS	$5,004,693
NET ASSETS CONSIST OF:
Paid-in Capital	$4,249,054
Undistributed (distribution in excess of) net investment income (loss)	77,508
Accumulated net realized gain (loss) on investments and foreign currency transactions	220,529
Net unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	457,861
Foreign currency translations	(259)
NET ASSETS	$5,004,693
NET ASSET VALUE PER SHARE
Net asset value per share	$ 12.28
Shares outstanding (unlimited amount authorized, no par value)	407,463
COST OF INVESTMENTS:
Investments in unaffiliated issuers	$4,479,237
Investments in affiliated issuers	33,569
Total cost of investments	$4,512,806
Foreign currency, at cost	$ 23,568
See accompanying notes to financial statements.
8

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2018

INVESTMENT INCOME
Dividend income — unaffiliated issuers	$175,567
Dividend income — affiliated issuers	639
Foreign taxes withheld	(7,922)
TOTAL INVESTMENT INCOME (LOSS)	168,284
EXPENSES
Advisory fee	12,467
Trustees’ fees and expenses	95
Miscellaneous expenses	2,237
TOTAL EXPENSES	14,799
Expenses waived/reimbursed by the Adviser	(14,799)
NET EXPENSES	—
NET INVESTMENT INCOME (LOSS)	168,284
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments — unaffiliated issuers	222,624
Foreign currency transactions	(562)
Net realized gain (loss)	222,062
Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated issuers	(82,180)
Foreign currency translations	(482)
Net change in unrealized appreciation/depreciation	(82,662)
NET REALIZED AND UNREALIZED GAIN (LOSS)	139,400
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$307,684
See accompanying notes to financial statements.
9

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended 6/30/18	Year Ended 6/30/17
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 168,284	$ 99,295
Net realized gain (loss)	222,062	73,293
Net change in unrealized appreciation/depreciation	(82,662)	333,980
Net increase (decrease) in net assets resulting from operations	307,684	506,568
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(151,316)	(84,310)
Net realized gains	(60,447)	(30,762)
Total distributions to shareholders	(211,763)	(115,072)
FROM BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from sale of shares sold	348,917	1,071,399
Reinvestment of distributions	211,763	115,072
Cost of shares redeemed	(282,814)	(217,386)
Net increase (decrease) in net assets from beneficial interest transactions	277,866	969,085
Net increase (decrease) in net assets during the period	373,787	1,360,581
Net assets at beginning of period	4,630,906	3,270,325
NET ASSETS AT END OF PERIOD	$5,004,693	$4,630,906
Undistributed (distribution in excess of) net investment income (loss)	$ 77,508	$ 60,327
SHARES OF BENEFICIAL INTEREST:
Shares sold	27,995	93,862
Reinvestment of distributions	17,050	10,805
Shares redeemed	(22,549)	(19,900)
Net increase (decrease)	22,496	84,767
See accompanying notes to financial statements.
10

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street Disciplined Global Equity Portfolio
	Year Ended 6/30/18	Year Ended 6/30/17	For the Period 2/19/16* - 6/30/16
Net asset value, beginning of period	$12.03	$10.89	$10.00
Net investment income (loss) (a)	0.42	0.31	0.15
Net realized and unrealized gain (loss)	0.36	1.21	0.74
Total from investment operations	0.78	1.52	0.89
Distributions to shareholders from:
Net investment income	(0.38)	(0.28)	—
Net realized gains	(0.15)	(0.10)	—
Total distributions	(0.53)	(0.38)	—
Net asset value, end of period	$12.28	$12.03	$10.89
Total return (b)	6.48%	14.43%	8.90%(c)
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$5,005	$4,631	$3,270
Ratios to average net assets:
Total expenses	0.30%	0.33%	0.27%(d)
Net expenses	—%(e)	—%(e)	—%(d)
Net investment income (loss)	3.37%	2.75%	4.00%(d)
Portfolio turnover rate	47%	30%	21%(c)

*	Commencement of operations.
(a)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates. Total return for periods of less than one year is not annualized. Results represent past performance and are not indicative of future results.
(c)	Not annualized.
(d)	Annualized.
(e)	Amount is less than 0.005%.
See accompanying notes to financial statements.
11

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2018

1.    Organization
SSGA Active Trust (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (“1940 Act”), is an open-end management investment company.
As of June 30, 2018, the Trust consists of twelve (12) series, each of which represents a separate series of beneficial interest in the Trust. The Declaration of Trust permits the Board of Trustees of the Trust (the “Board”) to authorize the issuance of an unlimited number of shares of beneficial interest with no par value. The financial statements herein relate only to the following Portfolio (the “Portfolio”)
Portfolio	Commencement of Operations	Diversification Classification
State Street Disciplined Global Equity Portfolio	February 19, 2016	Diversified
The Portfolio serves as a master fund in a master-feeder structure.
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.
2.    Summary of Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:
The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.
Security Valuation
The Portfolio's investments are valued at fair value each day that the New York Stock Exchange (“NYSE”) is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the NYSE is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of the Portfolio are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board. The Committee provides oversight of the valuation of investments for the Portfolio. The Board has responsibility for determining the fair value of investments.
Valuation techniques used to value the Portfolio's investments by major category are as follows:
•  Equity investments traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.
•  Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value (“NAV”) per share or unit.
In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Board.
Various inputs are used in determining the value of the Portfolio’s investments.
12

SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

The Portfolio values its assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.
The three levels of the fair value hierarchy are as follows:
•  Level 1 – Unadjusted quoted prices in active markets for an identical asset or liability;
•  Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and
•  Level 3 – Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.
The value of the Portfolio’s investments according to the fair value hierarchy as of June 30, 2018 is disclosed in the Portfolio’s Schedule of Investments.
Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the end of the reporting period.
The Portfolio had no transfers between levels for the period ended June 30, 2018.
Investment Transactions and Income Recognition
Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.
Dividend income and capital gain distributions, if any, are recognized daily on the ex-dividend date, net of any foreign taxes withheld at source, if any.
The Portfolio invests in Real Estate Investment Trusts (“REITs”). REITs determine the tax character of their distributions annually and may characterize a portion of their distributions as a return of capital or capital gain. The Portfolio’s policy is to record all REIT distributions initially as dividend income and re-designate the prior calendar years to return of capital or capital gains distributions at year end based on information provided by the REIT.
Expenses
Certain expenses, which are directly identifiable to a specific Portfolio, are applied to that Portfolio within the Trust. Other expenses which cannot be attributed to a specific Portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Portfolio within the Trust.
Foreign Currency Translation
The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

Foreign Taxes
The Portfolio may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA Funds Management, Inc.’s (the “Adviser” or “SSGA FM”) understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Portfolio invests. These foreign taxes, if any, are paid by the Portfolio and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Portfolio’s Statement of Assets and Liabilities.
Distributions
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. The amount and character of income and capital gains to be distributed are determined in accordance with applicable tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes.
3.    Fees and Transactions with Affiliates
Advisory Fee
The Portfolio has entered into an Investment Advisory Agreement with SSGA FM. For its advisory services, the Portfolio pays the Adviser a fee accrued daily and paid monthly, at a rate of 0.25% of the Portfolio’s average daily net assets.
The Adviser has contractually agreed to waive its management fee and/or reimburse expenses in such an amount equal to the “Total annual Fund operating expenses” until the later of April 30, 2019 or such time as the shares of the Portfolio cease to be the only investment security held by the State Street Disciplined Global Equity Fund, a separate series of State Street Institutional Investment Trust. The waiver may be terminated only by the SSGA Active Trust's Board of Trustees. For the period ended June 30, 2018, fees waived and expenses reimbursed by the Adviser, pursuant to the agreement, were $14,799.
Administrator, Custodian, Sub-Administrator and Transfer Agent Fees
SSGA FM serves as administrator and State Street Bank and Trust Company (“State Street”), an affiliate of the Adviser, serves as custodian, sub-administrator and transfer agent. State Street receives fees for its services as custodian, sub-administrator and transfer agent from the Adviser.
Other Transactions with Affiliates
The Portfolio may invest in affiliated entities, including securities issued by State Street Corporation., affiliated funds, or entities deemed to be affiliates as a result of the Portfolio owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the period ended June 30, 2018, are disclosed in the Schedule of Investments.
4.    Trustees’ Fees
The fees and expenses of the Trust’s trustees, who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), are paid directly by the Portfolio. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.
5.    Investment Transactions
Purchases and sales of investments (excluding short term investments) for the period ended June 30, 2018, were as follows:
	Purchases	Sales
State Street Disciplined Global Equity Portfolio	$2,473,055	$2,286,081
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

6.    Income Tax Information
The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio will not be subject to federal income taxes to the extent it distributes its taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provision for federal income tax is required.
The Portfolio files federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Portfolio’s tax positions taken on tax returns for all open years and does not believe there are any uncertain tax positions that would require recognition of a tax liability.
Under tax reform legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”), a direct REIT shareholder is permitted to claim a 20% deduction for “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income). The Tax Act does not contain a provision permitting a regulated investment company, such as the Portfolio, to pass through the special character of “qualified REIT dividends” to its shareholders. Unless future tax guidance addresses this issue, direct investors in REITs will benefit from the deduction, while investors in the Portfolio that invest in such REITs will not.
Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book- tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book-tax differences are primarily due to differing treatments for foreign currency transactions, wash sales, non-REIT return of capital, and passive foreign investment companies.
The tax character of distributions paid during the year ended June 30, 2018, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
State Street Disciplined Global Equity Portfolio	$186,089	$25,674	$211,763
The tax character of distributions paid during the year ended June 30, 2017, was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
State Street Disciplined Global Equity Portfolio	$ 115,072	$ —	$ 115,072
At June 30, 2018, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Capital Loss Carryforwards	Undistributed Long-Term Capital Gains	Net Unrealized Gains (Losses)	Qualified Late-Year Losses*	Total
State Street Disciplined Global Equity Portfolio	121,582	—	186,027	448,030	—	755,639

* The Portfolio has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.
As of June 30, 2018, gross unrealized appreciation and gross unrealized depreciation of investments and other financial instruments based on cost for federal income tax purposes were as follows:
	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
State Street Disciplined Global Equity Portfolio	$4,522,378	$618,743	$170,454	$448,289
15

SSGA ACTIVE TRUST
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NOTES TO FINANCIAL STATEMENTS  (continued)
June 30, 2018

7.    Line of Credit
The Portfolio and other affiliated funds (each a “Participant” and, collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2018 unless extended or renewed.
The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operating expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.
Prior to October 12, 2017, the Portfolio and other affiliated Funds participated in a $360 million revolving credit facility.
The Portfolio had no outstanding loans as of June 30, 2018.
8.    Risks
Concentration Risk
As a result of the Portfolio’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Portfolio’s investments more than if the Portfolio was more broadly diversified.
Foreign and Emerging Markets Risk
Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which the Portfolio invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Portfolio invests in securities of issuers located in emerging markets, these risks may be even more pronounced.
Market and Credit Risk
In the normal course of business, the Portfolio trades financial instruments and enters into transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, the Portfolio may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio has unsettled or open transactions defaults.
9.    Subsequent Events
Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.
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SSGA ACTIVE TRUST
STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of SSGA Active Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of State Street Disciplined Global Equity Portfolio (the “Portfolio”) (one of the portfolios constituting SSGA Active Trust (the “Trust”)), including the schedule of investments, as of June 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from February 19, 2016 (commencement of operations) through June 30, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting SSGA Active Trust) at June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from February 19, 2016 (commencement of operations) through June 30, 2016, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.
Boston, Massachusetts
August 29, 2018
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OTHER INFORMATION
June 30, 2018 (Unaudited)

Expense Example
As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads), if applicable, on purchase payments, reinvested dividends, or other distributions and (2) ongoing costs, including advisory fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from January 1, 2018 to June 30, 2018.
The table below illustrates your Portfolio's cost in two ways:
Based on actual fund return ——This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Portfolio's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolio under the heading “Expenses Paid During Period”.
Based on hypothetical 5% return ——This section is intended to help you compare your Portfolio's costs with those of other mutual funds. It assumes that the Portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Portfolio's actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess your Portfolio's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales load charges (loads). Therefore, the hypothetical 5% return section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
		Actual		Hypothetical (assuming a 5% return before expenses)
	Annualized Expense Ratio	Ending Account Value	Expenses Paid During Period(a)	Ending Account Value	Expenses Paid During Period(a)
State Street Disciplined Global Equity Portfolio	0.00%	$984.80	$0.00	$1,024.80	$0.00

(a)	Expenses are equal to the Portfolio's annualized net expense ratio multiplied by the average account value of the period, multiplied by 181, then divided by 365.
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OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Tax Information
For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended June 30, 2018.
Dividends Received Deduction
The Portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends received deduction.
Qualified Dividend Income
A portion of dividends distributed by the Portfolio during the fiscal year ended June 30, 2018 are considered qualified dividend income and are eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
Capital Gain Dividend
The Portfolio hereby designates as a capital gain dividend the amount reflected below, or if subsequently determined to be different, the net capital gain of such fiscal period.
Long term capital gains dividends were paid from the Portfolio during the year ended June 30, 2018 in the amount of $25,674.
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OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Proxy Voting Policies and Procedures and Records
A description of the Trust’s proxy voting policies and procedures that are used by the Portfolio's investment adviser to vote proxies relating to the Portfolio’s portfolio of securities are available (i) without charge, upon request by calling 1-800-997-7327 (toll free) or (ii) on the SEC website, at www.sec.gov.
Information regarding how the investment adviser voted for the prior 12-month period ended June 30 is available by August 31 of each year by calling the same number and on the SEC’s website, at www.sec.gov, and on the Portfolio's website at www.ssgafunds.com.
Quarterly Portfolio Schedule
The Portfolio files a complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on the Form N-Q is available upon request, without charge, by calling 1-800-997-7327 (toll free) and on the Portfolio's website at www.ssgafunds.com.
Approval of Advisory Agreement
At in-person meetings held prior to June 30, 2018, the Board of Trustees of the Trust (the “Board”) evaluated proposals to continue the Investment Advisory Agreement (the “Agreement”) between the Trust and SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) with respect to the State Street Disciplined Global Equity Portfolio, an operational series of SSGA Active Trust (the “Fund”). The Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), also met separately to consider the Agreement. The Independent Trustees were advised by their independent legal counsel throughout the process.
To evaluate the Agreement, the Board requested, and SSGA FM, the Trust’s investment adviser and administrator, and State Street Bank and Trust Company, the Trust’s sub-administrator, transfer agent and custodian (“State Street”) provided, such materials as the Board, with the advice of counsel, deemed reasonably necessary. In deciding whether to approve the Agreement, the Board considered various factors, including the (i) nature, extent and quality of services provided by the Adviser with respect to the Fund under the Agreement, (ii) investment performance of the Fund, (iii) profits realized by the Adviser and its affiliates from its relationship with the Trust, (iv) fees charged to comparable funds, (v) other benefits to the Adviser, and (vi) extent to which economies of scale would be shared as the Fund grows.
Nature, Extent and Quality of Services
The Board considered the nature, extent and quality of services provided by the Adviser. In doing so, the Trustees relied on their prior experience in overseeing the management of the Trust and materials provided prior to and at the meeting. The Board reviewed the Agreement and the Adviser’s responsibilities for managing investment operations of the Fund in accordance with the Fund’s investment objectives and policies, and applicable legal and regulatory requirements. The Board considered the background and experience of the Adviser’s senior management, including those individuals responsible for portfolio management and regulatory compliance of the Fund. The Board also considered the portfolio management resources, structures and practices of the Adviser, including those associated with monitoring and securing the Fund’s compliance with its investment objectives and policies and with applicable laws and regulations. The Board also considered information about the Adviser’s best execution procedures and overall investment management business, noting that the Adviser serves a wide range of clients across a broad spectrum of asset classes. The Board looked at the Adviser’s general knowledge of the investment management business and that of its affiliates which make up State Street Global Advisors, through which the Adviser shares all of its senior personnel. The Board specifically considered the Adviser’s experience in active management and managing master-feeder structures.
Investment Performance
The Board then reviewed the Fund’s performance. The Board compared the Fund’s investment performance to the performance of an appropriate benchmark (gross of expenses) and a group of comparable funds (net of expenses). The Board considered that the Fund outperformed the median of its Performance Group for the 1-year period. The Board also considered
20

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STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

that although the Fund underperformed its benchmark for the 1-year period, its performance was not significantly below the benchmark index. The Trustees also considered management’s explanation of those factors that contributed to the Fund’s underperformance and steps being taken in response to such factors
Profits Realized by Adviser
The Board considered the profitability of the advisory arrangement with the Fund to the Adviser, including data on the Fund’s historical profitability to the Adviser. The Board noted that the Adviser had contractually agreed to waive all of its fees related to its management of the Fund and, therefore, did not realize any profits from its advisory arrangement with the Fund. The Board further noted that an affiliated fund that is a series of a separate trust and also advised by the Adviser invests substantially all of its assets in the Fund and that the Adviser receives management fees from that fund.
Fees Charged to Comparable Funds
The Board evaluated the Fund’s unitary fee through review of comparative information with respect to fees paid by similar funds – i.e., global large-cap mutual funds. The Board reviewed the universe of similar mutual funds for the Fund based upon data independently obtained from Broadridge Financial Solutions, Inc. (formerly Lipper Analytical Services) and related comparative information for similar mutual funds. The Board also reviewed the fee structure of the Fund in connection with the master-feeder structure.
Other Benefits
The Board also considered whether the Adviser or its affiliates benefited in other ways from its relationship with the Trust, noting that the Adviser does not maintain soft-dollar arrangements in connection with the Trust’s brokerage transactions.
Economies of Scale
The Board reviewed information regarding economies of scale or other efficiencies that may result as the Fund’s assets grow in size. The Board noted that the Agreement did not provide for breakpoints in the Fund’s advisory fee rate as assets of the Fund increase. However, the Board further noted the Adviser’s assertion that future economies of scale (among several factors) had been taken into consideration for the Fund by fixing a relatively low advisory fee, effectively sharing the benefits of lower fees with the Fund from inception. The Board also noted that the Adviser is currently waiving the entire advisory fee, so the Adviser was not receiving any economies of scale. The Adviser also asserted that one of the benefits of the unitary fee was to provide an unvarying expense structure, which could be lost or diluted with the addition of breakpoints. The Board noted that it intends to continue to monitor fees as the Fund grows in size and assess whether fee breakpoints may be warranted.
Conclusion
After weighing the foregoing factors, none of which was dispositive in itself and may have been weighed differently by each Trustee, the Board, including the Independent Trustees voting separately, approved the Agreement for the Fund. The Board’s conclusions with respect to the factors were as follows: (a) the nature and extent of the services provided by the Adviser with respect to the Fund were appropriate; (b) the performance of the Fund had been satisfactory; (c) the Adviser’s unitary fee for the Fund, considered in relation to services provided and in relation to fees charged to comparable funds, was fair and reasonable; (d) profitability of the Trust’s relationship with the Adviser was not excessive; (e) any additional potential benefits to the Adviser or its affiliates were not of a magnitude to materially affect the Board’s conclusions; and (f) because no fees were paid to the Adviser, there were currently no economies of scale to share.
21

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STATE STREET DISCIPLINED GLOBAL EQUITY PORTFOLIO
OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
Trustees
Independent Trustees
FRANK NESVET c/o SSGA Active Trust One Iron Street Boston, MA 02210 1943	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since March 2011	Retired.	127	None.
DAVID M. KELLY c/o SSGA Active Trust One Iron Street Boston, MA 02210 1938	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	Chicago Stock Exchange (Former Director, retired); Penson Worldwide Inc. (Former Director, retired).
BONNY EUGENIA BOATMAN c/o SSGA Active Trust One Iron Street Boston, MA 02210 1950	Independent Trustee	Term: Unlimited Served: since March 2011	Retired.	127	None.
DWIGHT D. CHURCHILL c/o SSGA Active Trust One Iron Street Boston, MA 02210 1953	Independent Trustee	Term: Unlimited Served: since March 2011	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014-January 2015).	127	Affiliated Managers Group, Inc. (Director).
CARL G. VERBONCOEUR c/o SSGA Active Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since March 2011	Self-employed consultant since 2009.	127	The Motley Fool Funds Trust (Trustee).
Interested Trustee
JAMES E. ROSS* SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served as Trustee: since March 2011	Chairman and Director, SSGA Funds Management, Inc. (2005-present); Executive Vice President and Principal, State Street Global Advisors (2006-present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (May 2017- present); Director, State Street Global Markets, LLC (2013-April 2017); President, SSGA Funds Management, Inc. (2005-2012).	196	None.
† For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.
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OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During the Past 5 Years
* Mr. Ross is an Interested Trustee because of his employment with the Adviser and ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Officers
ELLEN M. NEEDHAM SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1967	President	Term: Unlimited Served: since October 2012	President and Director, SSGA Funds Management, Inc. (2001 - present)*; Senior Managing Director, State Street Global Advisors (1992 - present)*; Director, State Street Global Advisors Funds Distributors, LLC (May 2017 - present).
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	Vice President; Deputy Treasurer	Term: Unlimited Served: since August 2012	Chief Operating Officer, SSGA Funds Management, Inc. (2005 - Present)*; Managing Director, State Street Global Advisors (2005 - present).*
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since March 2011	Managing Director, State Street Global Advisors (2005 - present).*
JOSHUA A. WEINBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1978	Chief Legal Officer	Term: Unlimited Served: since February 2015	Managing Director and Managing Counsel, State Street Global Advisors (2011 - present); Clerk, SSGA Funds Management, Inc. (2013 - present); Associate, Financial Services Group, Dechert LLP (2006 - 2011).
JESSE D. HALLEE State Street Bank and Trust Company 100 Summer Street, SUM0703 Boston, MA 02111 1976	Secretary	Term: Unlimited Served: since August 2017	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007- 2013).**
ESTEFANIA SALOMON State Street Bank and Trust Company 100 Summer Street SUM0703 Boston, MA 02111 1983	Assistant Secretary	Term:Unlimited Served: since May 2018	Assistant Vice President and Associate Counsel, State Street Bank and Trust Company (2018 – present); Senior Compliance Consultant, AdvisorAssist, LLC (2017); Attorney, Commonwealth of Massachusetts, Securities Division (2014-2017).
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OTHER INFORMATION  (continued)
June 30, 2018 (Unaudited)

Name, Address and Year of Birth	Position(s) with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present); Vice President, State Street Bank and Trust Company (2001 - November 2014).*
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: Since August 2017	Vice President at State Street Global Advisors (July 2016 – present); Mutual Funds Controller of GE Asset Management Incorporated (April 2011 - July 2016).
SUJATA UPRETI SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Assistant Director, Cambridge Associates, LLC (July 2014 - January 2015); Vice President, Bank of New York Mellon (July 2012 - August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 - July 2012).
DANIEL FOLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1972	Assistant Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 - present).*
DANIEL G. PLOURDE SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1980	Assistant Treasurer	Term: Unlimited Served: since May 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 - present); Officer, State Street Bank and Trust Company (March 2009 - May 2015).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 - 2013); Director of Compliance, AARP Financial Inc. (2008 - 2010).
* Served in various capacities and/or with various affiliated entities during noted time period.
** Served in various capacities and/or with unaffiliated mutual funds or closed-end funds for which State Street Bank and Trust Company or its affiliates act as a provider of services during the noted time period.
Statement of Additional Information (SAI) includes additional information about Funds' directors and is available, without charge, upon request and by calling 1-866-787-2257.
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SSGA Active Trust
Trustees
Bonny E. Boatman
Dwight D. Churchill
David M. Kelly
Frank Nesvet, Chairman
James E. Ross
Carl G. Verboncoeur
Officers
Ellen M. Needham, President
Bruce S. Rosenberg, Treasurer
Ann M. Carpenter, Vice President and Deputy Treasurer
Michael P. Riley, Vice President
Chad C. Hallett, Deputy Treasurer
Darlene Anderson-Vasquez, Deputy Treasurer
Arthur A. Jensen, Deputy Treasurer
Sujata Upreti, Assistant Treasurer
Daniel Foley, Assistant Treasurer
Daniel G. Plourde, Assistant Treasurer
Jesse D. Hallee, Secretary
Estefania Salomon, Assistant Secretary
Brian Harris, Chief Compliance Officer; Anti-Money
Laundering Officer; Code of Ethics Compliance Officer
Joshua A. Weinberg, Chief Legal Officer
Investment Manager and Administrator
SSGA Funds Management, Inc.
One Iron Street
Boston, MA 02210
Distributor
State Street Global Advisors Funds Distributors, LLC
One Iron Street
Boston, MA 02210
Custodian, Sub-Administrator and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, NW
Washington, DC 20004
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Fund Shares are distributed by State Street Global Advisors Funds Distributors, LLC, an indirect, wholly-owned subsidiary of State Street Corporation. State Street Global Advisors Funds Distributors, LLC; member FINRA, SIPC.
The information contained in this report is intended for the general information of shareholders of the Portfolio and shareholders of any fund or private client invested in the Portfolio. Generally, shares of the Portfolio may be purchased only by or on behalf of other registered investment companies or private clients for which the Adviser or an affiliate serves as investment adviser (or in a similar capacity). This report is not authorized for distribution (i) to prospective investors in any fund invested in the Portfolio unless preceded or accompanied by a current offering document for such fund or (ii) to prospective eligible investors in the Portfolio unless preceded or accompanied by a current offering document of the Portfolio. Eligible investors in the Portfolio may obtain a current prospectus and SAI from the Distributor by calling 1-800-997-7327. Please read the offering document carefully before investing in the Portfolio.
SSITDISCEQTYSAR

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”). During the period covered by this report, no substantive amendments were made to the Code of Ethics. During the period covered by this report, the registrant did not grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)    The Board of Trustees of the registrant has determined that the registrant has six Board members serving on the Audit Committee that possess the attributes identified in Instructions 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2)    Bonny Boatman, Dwight Churchill, Frank Nesvet, Clare Richer, Sandra Sponem and Carl Verboncoeur are the registrant’s audit committee financial experts. The Board also determined that each of the foregoing persons are not “interested person(s)” of the registrant as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees.

For the fiscal years ending June 30, 2018 and June 30, 2017, the aggregate audit fees billed for professional services rendered by the principal accountant were $209,557 and $145,557, respectively. Audit fees include the performance of the annual audits and routine regulatory filings (one for each SEC registrant).

(b) Audit-Related Fees.

For the fiscal years ending June 30, 2018 and June 30, 2017, the principal accountant did not bill the registrant any fees for assurances and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees.

For the fiscal years ending June 30, 2018 and June 30, 2017, the aggregate tax fees billed for professional services rendered by the principal accountant were $117,852 and $121,185, respectively. Tax fees represent services related to the review of year-end distribution requirements, as well as the review and signing as preparer of all federal, state and excise income tax returns for the series of the registrant.

(d) All Other Fees.

There were no other fees billed by the principal accountant for the fiscal years ending June 30, 2018 and June 30, 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

The registrant’s Audit Committee Charter states the following with respect to pre-approval procedures:

Before the independent auditors are engaged by the Trust to render audit or non-audit services, either:

a.

The Audit Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) provided to the Trust. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. Any decision of any member to whom authority is delegated under this section shall be presented to the full Audit Committee at its next regularly scheduled meeting;

or

b.

The engagement to render the auditing service or permissible non-audit service is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the investment adviser. The Audit Committee must be informed of each service entered into pursuant to the policies and procedures. A copy of any such policies and procedures shall be attached as an exhibit to the Audit Committee Charter.

c.

De Minimis Exceptions to Pre-Approval Requirements. Pre-Approval for a service provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee prior to the completion of the audit.

d.

Pre-Approval of Non-Audit Services Provided to the investment adviser and Certain Control Persons. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the independent auditors to (a) the investment adviser and (b) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the independent auditors’ engagement with the investment adviser or any such control persons relates directly to the operations and financial reporting of the Trust. It shall be the responsibility of the independent auditors to notify the Audit Committee of any non-audit services that need to be pre-approved.

e.

Application of De Minimis Exception: The De Minimis exception set forth above applies to pre-approvals under this Section as well, except that the “total amount of revenues” calculation is based on the total amount of revenues paid to the independent auditors by the Trust and any other entity that has its services approved under this Section (i.e., the investment adviser or any control person).

(e)(2) Percentage of Services.

One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed for by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser were as follows:

	FY 2018 (in millions)	FY 2017 (in millions)
Non audit services billed to:
Registrant:	See Item 4(c)	See Item 4(c)
Investment Adviser:	—	—
Other entities in the Investment Company Complex (1)(2):
Audit Related Fees	$15.4	$15.7
Tax Fees	7.8	8.7
All Other Fees	16.2	23.0	(3)

(1)	Information is for the calendar years 2017 and 2016, respectively.
(2)

Services under the caption Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, audits of employee benefit plan, non-statutory audits and due diligence procedures. Services under the caption Tax Fees consisted principally of expatriate, compliance and corporate tax advisory services. Services under the caption All Other Fees consisted of advisory services related to certain regulatory initiatives.

(3)

This figure had previously been reported as $4.4 million and is being restated to include certain other audit fees totaling $18.6 million, in the aggregate, primarily relating to statutory and financial statement audits, the requirement to opine on the design and operating effectiveness of internal control over financial reporting and accounting consultations.

(h) The registrant’s principal accountant notified the registrant’s Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the registrant’s Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

The registrant has an audit committee which was established by the Board of Trustees of the Trust in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the registrant’s audit committee are Bonny Boatman, Dwight Churchill, Frank Nesvet, Clare Richer, Sandra Sponem and Carl Verboncoeur.

Item 6. Investments.

(a)

The Schedule of Investments for the SPDR DoubleLine Total Return Tactical ETF is listed below. The Summary Schedule of Investments for this Fund as well as the Schedules of Investments for the remaining series of the registrant are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS
June 30, 2018

Security Description	Principal Amount	Value
CORPORATE BONDS & NOTES — 13.8%
ARGENTINA — 0.3%
Pampa Energia SA Series REGS, 7.50%, 1/24/2027	$ 4,200,000	$ 3,780,000
YPF SA:
Series REGS, 6.95%, 7/21/2027	1,500,000	1,288,125
Series REGS, 8.50%, 7/28/2025	2,600,000	2,475,720
		7,543,845
AUSTRALIA — 0.2%
Commonwealth Bank of Australia 2.75%, 3/10/2022 (a)	2,555,000	2,492,291
FMG Resources August 2006 Pty, Ltd. 4.75%, 5/15/2022 (a)	1,275,000	1,230,375
Macquarie Group, Ltd.:
3 Month USD LIBOR + 1.02%, 3.19%, 11/28/2023 (a) (b)	2,010,000	1,917,821
3 Month USD LIBOR + 1.33%, 4.15%, 3/27/2024 (a) (b)	1,590,000	1,582,479
		7,222,966
BELGIUM — 0.1%
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/1/2021	3,305,000	3,257,970
BRAZIL — 0.4%
Banco BTG Pactual SA 5.50%, 1/31/2023	500,000	465,005
Itau Unibanco Holding SA Series REGS, 5 Year CMT + 3.86%, 6.50%, 12/31/2099 (b)	1,000,000	948,500
JBS Investments GmbH Series REGS, 7.25%, 4/3/2024	3,000,000	2,905,620
JBS USA LUX SA/JBS USA Finance, Inc. 7.25%, 6/1/2021 (a)	1,869,000	1,887,690
MARB BondCo PLC:
7.00%, 3/15/2024 (a)	600,000	576,750
Series REGS, 6.88%, 1/19/2025	1,200,000	1,140,000
Marfrig Holdings Europe B.V. 8.00%, 6/8/2023 (a)	1,000,000	1,012,500
Petrobras Global Finance B.V. 5.75%, 2/1/2029	4,600,000	4,043,998
		12,980,063
CANADA — 0.3%
1011778 BC ULC/New Red Finance, Inc. 5.00%, 10/15/2025 (a)	890,000	842,162
Security Description	Principal Amount	Value
Calfrac Holdings L.P. 8.50%, 6/15/2026 (a)	$ 415,000	$ 412,925
Canadian Natural Resources, Ltd. 2.95%, 1/15/2023	3,300,000	3,184,302
Fortis, Inc. 2.10%, 10/4/2021	1,605,000	1,531,113
Garda World Security Corp. 8.75%, 5/15/2025 (a)	840,000	861,000
Hulk Finance Corp. 7.00%, 6/1/2026 (a)	495,000	473,962
Kronos Acquisition Holdings, Inc. 9.00%, 8/15/2023 (a)	415,000	374,538
MEG Energy Corp. 7.00%, 3/31/2024 (a)	475,000	444,125
Superior Plus L.P./Superior General Partner, Inc. 7.00%, 7/15/2026 (a)	635,000	639,762
Telesat Canada/Telesat LLC 8.88%, 11/15/2024 (a)	390,000	418,763
Tervita Escrow Corp. 7.63%, 12/1/2021 (a)	825,000	833,250
		10,015,902
CAYMAN ISLANDS — 0.1%
Cosan Overseas, Ltd. 8.25%, 11/29/2049	4,314,000	4,303,215
CHILE — 0.8%
Banco de Credito e Inversiones SA Series REGS, 4.00%, 2/11/2023	2,000,000	1,985,007
Banco del Estado de Chile:
Series REGS, 3.88%, 2/8/2022	1,500,000	1,494,165
Series REGS, 4.13%, 10/7/2020	1,000,000	1,009,578
Banco Santander Chile Series REGS, 3.88%, 9/20/2022	434,000	431,094
Celulosa Arauco y Constitucion SA 4.75%, 1/11/2022	1,400,000	1,429,414
Embotelladora Andina SA Series REGS, 5.00%, 10/1/2023	4,900,000	5,070,136
Guanay Finance, Ltd. Series REGS, 6.00%, 12/15/2020	1,076,084	1,078,774
Inversiones CMPC SA Series REGS, 4.50%, 4/25/2022	2,300,000	2,317,242
Itau CorpBanca Series REGS, 3.88%, 9/22/2019	5,714,000	5,734,713
SACI Falabella Series REGS, 3.75%, 4/30/2023	3,600,000	3,518,345

1

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Transelec SA Series REGS, 3.88%, 1/12/2029	$ 1,000,000	$ 913,010
		24,981,478
CHINA — 0.3%
Alibaba Group Holding, Ltd. 2.80%, 6/6/2023	200,000	192,556
CNOOC Finance 2011, Ltd. Series REGS, 4.25%, 1/26/2021	700,000	713,326
CNPC General Capital, Ltd.:
Series REGS, 3.40%, 4/16/2023	3,000,000	2,956,320
Series REGS, 3.95%, 4/19/2022	500,000	504,432
CNPC HK Overseas Capital, Ltd. Series REGS, 4.50%, 4/28/2021	1,900,000	1,950,987
Sinopec Group Overseas Development 2016, Ltd.:
Series REGS, 2.75%, 5/3/2021	2,000,000	1,960,246
Series REGS, 2.75%, 9/29/2026	1,500,000	1,346,876
Sinopec Group Overseas Development 2017, Ltd. 3.63%, 4/12/2027 (a)	700,000	667,284
		10,292,027
COLOMBIA — 0.1%
Bancolombia SA:
4.88%, 10/18/2027 (b)	200,000	190,002
6.13%, 7/26/2020	600,000	624,000
Ecopetrol SA:
5.88%, 9/18/2023	300,000	318,387
7.63%, 7/23/2019	800,000	835,912
		1,968,301
COSTA RICA — 0.1%
Banco Nacional de Costa Rica Series REGS, 5.88%, 4/25/2021 (a)	2,990,000	3,032,383
DOMINICAN REPUBLIC — 0.2%
AES Andres B.V./Dominican Power Partners/Empresa Generadora de Electricidad It 7.95%, 5/11/2026 (a)	2,200,000	2,266,000
Banco de Reservas de la Republica Dominicana Series REGS, 7.00%, 2/1/2023 (a)	3,950,000	3,969,750
		6,235,750
HONG KONG — 0.1%
CK Hutchison International 17, Ltd.:
3.50%, 4/5/2027 (a)	1,100,000	1,054,826
Security Description	Principal Amount	Value
Series REGS, 2.88%, 4/5/2022	$ 900,000	$ 877,185
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/8/2022	1,000,000	984,340
		2,916,351
INDIA — 1.1%
Adani Ports & Special Economic Zone, Ltd.:
Series REGS, 3.50%, 7/29/2020	700,000	691,506
Series REGS, 3.95%, 1/19/2022	2,500,000	2,451,873
Bharat Petroleum Corp., Ltd. 4.63%, 10/25/2022	1,100,000	1,114,993
Bharti Airtel International Netherlands B.V. Series REGS, 5.13%, 3/11/2023	3,400,000	3,359,054
Bharti Airtel, Ltd. Series REGS, 4.38%, 6/10/2025	4,000,000	3,683,054
BPRL International Singapore Pte, Ltd. Series EMTN, 4.38%, 1/18/2027	3,900,000	3,703,865
Export-Import Bank of India Series EMTN, 3.13%, 7/20/2021	1,500,000	1,461,750
Indian Oil Corp., Ltd.:
5.63%, 8/2/2021	2,000,000	2,086,160
5.75%, 8/1/2023	4,900,000	5,170,749
ONGC Videsh Vankorneft Pte, Ltd. 3.75%, 7/27/2026	5,500,000	5,133,716
Reliance Holding USA, Inc. Series REGS, 5.40%, 2/14/2022	4,500,000	4,671,976
Vedanta Resources PLC Series REGS, 6.13%, 8/9/2024	1,500,000	1,318,383
		34,847,079
IRELAND — 0.0% (c)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 7.25%, 5/15/2024 (a)	815,000	847,600
ISRAEL — 0.2%
Delek & Avner Tamar Bond, Ltd.:
4.44%, 12/30/2020 (a)	1,600,000	1,595,824
5.41%, 12/30/2025 (a)	340,000	341,020
Israel Electric Corp., Ltd. Series 6, 5.00%, 11/12/2024 (a)	600,000	615,900
Teva Pharmaceutical Finance Netherlands III B.V.:
2.80%, 7/21/2023	3,725,000	3,211,565

2

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
6.00%, 4/15/2024	$ 860,000	$ 851,680
		6,615,989
JAMAICA — 0.1%
Digicel Group, Ltd.:
Series REGS, 7.13%, 4/1/2022	3,300,000	2,161,500
Series REGS, 8.25%, 9/30/2020	1,000,000	755,000
		2,916,500
JAPAN — 0.1%
Mitsubishi UFJ Financial Group, Inc. 3 Month USD LIBOR + 0.74%, 3.06%, 3/2/2023 (b)	1,600,000	1,603,317
Sumitomo Mitsui Financial Group, Inc. 3 Month USD LIBOR + 0.74%, 3.09%, 1/17/2023 (b)	2,115,000	2,117,211
		3,720,528
LUXEMBOURG — 0.1%
Intelsat Jackson Holdings SA 5.50%, 8/1/2023	480,000	430,656
Minerva Luxembourg SA:
Series REGS, 5.88%, 1/19/2028	1,400,000	1,222,200
Series REGS, 6.50%, 9/20/2026	1,600,000	1,466,000
		3,118,856
MALAYSIA — 0.7%
Axiata SPV2 Bhd Series 2, 3.47%, 11/19/2020	6,200,000	6,166,303
Gohl Capital, Ltd. 4.25%, 1/24/2027	5,000,000	4,732,745
Malayan Banking Bhd USD 5 Year Swap Rate + 2.54%, 3.91%, 10/29/2026 (b)	7,700,000	7,577,993
Petronas Capital, Ltd. Series REGS, 3.50%, 3/18/2025	5,000,000	4,833,305
		23,310,346
MEXICO — 0.4%
America Movil SAB de CV 3.13%, 7/16/2022	1,000,000	982,900
Banco Santander Mexico SA Series REGS, 5 Year CMT + 4.58%, 5.95%, 1/30/2024 (b) (d)	3,500,000	3,517,500
BBVA Bancomer SA:
Series REGS, 5 Year CMT + 2.65%, 5.13%, 1/18/2033 (b)	800,000	709,000
Series REGS, 5 Year CMT + 3.00%, 5.35%, 11/12/2029 (b)	200,000	185,500
Security Description	Principal Amount	Value
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	$ 650,000	$ 649,831
Fomento Economico Mexicano SAB de CV 2.88%, 5/10/2023	2,314,000	2,199,735
Grupo Idesa SA de CV Series REGS, 7.88%, 12/18/2020	2,000,000	1,540,000
Petroleos Mexicanos 6.35%, 2/12/2048 (a)	1,735,000	1,563,287
Unifin Financiera SAB de CV Series REGS, 5 Year CMT + 6.31%, 8.88%, 12/31/2099 (b)	400,000	357,204
		11,704,957
NETHERLANDS — 0.0% (c)
Ajecorp B.V. Series REGS, 6.50%, 5/14/2022	150,000	118,500
Stars Group Holdings B.V. 7.00%, 7/15/2026 (a) (e)	305,000	308,050
		426,550
PANAMA — 0.2%
Global Bank Corp. Series REGS, 5.13%, 10/30/2019	7,000,000	7,051,100
PERU — 0.3%
Banco de Credito del Peru:
Series REGS, 2.25%, 10/25/2019	1,700,000	1,674,500
Series REGS, 5.38%, 9/16/2020	2,300,000	2,388,550
Banco Internacional del Peru SAA Series REGS, 3 Month USD LIBOR + 6.74%, 8.50%, 4/23/2070 (b) (d)	500,000	520,000
BBVA Banco Continental SA Series REGS, 5.00%, 8/26/2022	1,000,000	1,026,250
Fondo MIVIVIENDA SA Series REGS, 3.50%, 1/31/2023	1,800,000	1,735,218
Transportadora de Gas del Peru SA Series REGS, 4.25%, 4/30/2028	700,000	674,170
		8,018,688
PHILIPPINES — 0.2%
BDO Unibank, Inc.:
Series EMTN, 2.63%, 10/24/2021	1,200,000	1,153,484
Series EMTN, 2.95%, 3/6/2023	6,200,000	5,858,461
		7,011,945
SINGAPORE — 0.6%
DBS Group Holdings, Ltd. Series GMTN, USD 5 Year Swap Rate + 2.39%, 3.60%, 9/7/2021 (b)	1,300,000	1,240,911

3

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Oversea-Chinese Banking Corp., Ltd. Series REGS, USD 5 Year Swap Rate + 2.20%, 4.00%, 10/15/2024 (b)	$ 2,000,000	$ 2,006,946
SingTel Group Treasury Pte, Ltd. Series EMTN, 4.50%, 9/8/2021	1,000,000	1,031,409
Temasek Financial I, Ltd. Series REGS, 2.38%, 1/23/2023	7,650,000	7,351,178
United Overseas Bank, Ltd.:
Series EMTN, USD 5 Year Swap Rate + 2.00%, 3.75%, 9/19/2024 (b)	2,500,000	2,499,043
Series EMTN, USD 5 Year Swap Rate + 2.24%, 3.50%, 9/16/2026 (b)	4,500,000	4,413,586
		18,543,073
UNITED KINGDOM — 0.3%
AstraZeneca PLC 2.38%, 6/12/2022	1,745,000	1,678,324
Avation Capital SA 6.50%, 5/15/2021 (a)	900,000	904,500
Noble Holding International, Ltd. 7.88%, 2/1/2026 (a)	200,000	206,000
Reynolds American, Inc. 4.00%, 6/12/2022	3,295,000	3,316,121
Royal Bank of Scotland Group PLC 3 Month USD LIBOR + 1.48%, 3.50%, 5/15/2023 (b)	3,270,000	3,169,774
		9,274,719
UNITED STATES — 6.5%
AbbVie, Inc. 3.20%, 11/6/2022	1,650,000	1,621,191
Air Lease Corp. 3.25%, 3/1/2025	3,395,000	3,155,177
AK Steel Corp. 6.38%, 10/15/2025	895,000	832,349
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 5.75%, 3/15/2025	480,000	422,100
Albertsons Cos., Inc. 3 Month USD LIBOR + 3.75%, 6.09%, 1/15/2024 (a) (b)	250,000	250,000
Alcoa Nederland Holding B.V. 6.13%, 5/15/2028 (a)	220,000	221,386
Allergan Funding SCS:
3.80%, 3/15/2025	1,115,000	1,084,605
3.85%, 6/15/2024	2,375,000	2,330,825
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 8.25%, 8/1/2023 (a)	815,000	835,783
Altice US Finance I Corp. 5.38%, 7/15/2023 (a)	875,000	870,625
Security Description	Principal Amount	Value
Amazon.com, Inc.:
2.60%, 12/5/2019	$ 400,000	$ 400,084
2.80%, 8/22/2024	1,985,000	1,913,004
3.80%, 12/5/2024	1,255,000	1,280,577
American Axle & Manufacturing, Inc. 6.25%, 3/15/2026	435,000	424,125
American Express Co. 2.50%, 8/1/2022	1,630,000	1,564,034
Anthem, Inc. 3.30%, 1/15/2023	2,982,000	2,905,691
ASP AMC Merger Sub, Inc. 8.00%, 5/15/2025 (a)	730,000	605,900
AssuredPartners, Inc. 7.00%, 8/15/2025 (a)	822,000	790,189
AT&T, Inc. 3.40%, 5/15/2025	1,530,000	1,436,593
Avantor, Inc.:
6.00%, 10/1/2024 (a)	310,000	306,280
9.00%, 10/1/2025 (a)	415,000	418,196
B&G Foods, Inc. 5.25%, 4/1/2025	915,000	862,387
Bank of America Corp. Series GMTN, 3 Month USD LIBOR + 0.66%, 2.37%, 7/21/2021 (b)	3,440,000	3,371,062
Beacon Roofing Supply, Inc. 4.88%, 11/1/2025 (a)	920,000	848,700
Becton Dickinson and Co. 2.89%, 6/6/2022	3,245,000	3,129,153
BlueLine Rental Finance Corp./BlueLine Rental LLC 9.25%, 3/15/2024 (a)	805,000	856,439
Boston Properties L.P. 3.65%, 2/1/2026	3,415,000	3,298,480
Boyd Gaming Corp. 6.00%, 8/15/2026 (a)	185,000	183,150
Boyne USA, Inc. 7.25%, 5/1/2025 (a) (d)	835,000	870,487
Builders FirstSource, Inc. 5.63%, 9/1/2024 (a)	860,000	834,200
Calpine Corp. 5.75%, 1/15/2025	950,000	869,250
Cardinal Health, Inc. 3.41%, 6/15/2027	3,605,000	3,307,660
Caterpillar, Inc. 3.40%, 5/15/2024	2,791,000	2,783,046
CB Escrow Corp. 8.00%, 10/15/2025 (a)	121,000	112,833
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.00%, 2/1/2028 (a)	475,000	435,243
5.75%, 2/15/2026 (a)	405,000	397,913
CDK Global, Inc. 5.88%, 6/15/2026	205,000	208,588
Celgene Corp. 4.35%, 11/15/2047	3,490,000	3,079,541

4

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Cengage Learning, Inc. 9.50%, 6/15/2024 (a)	$ 635,000	$ 538,559
Centene Corp. 4.75%, 1/15/2025	880,000	875,600
Centene Escrow I Corp. 5.38%, 6/1/2026 (a)	90,000	91,179
Charter Communications Operating LLC/Charter Communications Operating Capital 4.46%, 7/23/2022	1,575,000	1,593,585
Cheniere Energy Partners L.P. 5.25%, 10/1/2025 (a)	935,000	914,430
Cincinnati Bell, Inc. 7.00%, 7/15/2024 (a)	1,179,000	1,075,837
Citigroup, Inc. 3 Month USD LIBOR + 1.39%, 3.67%, 7/24/2028 (b)	3,445,000	3,280,639
CNX Midstream Partners L.P./CNX Midstream Finance Corp. 6.50%, 3/15/2026 (a)	870,000	846,075
CommScope Technologies LLC 6.00%, 6/15/2025 (a)	850,000	868,105
Constellation Merger Sub, Inc. 8.50%, 9/15/2025 (a)	445,000	423,306
Coty, Inc. 6.50%, 4/15/2026 (a)	440,000	420,464
CRC Escrow Issuer LLC/CRC Finco, Inc. 5.25%, 10/15/2025 (a)	895,000	846,938
CSC Holdings LLC 5.25%, 6/1/2024	440,000	416,900
CSI Compressco L.P./CSI Compressco Finance, Inc. 7.50%, 4/1/2025 (a)	425,000	426,594
CVS Health Corp. 3.70%, 3/9/2023	3,190,000	3,166,713
Dana Financing Luxembourg Sarl 5.75%, 4/15/2025 (a)	425,000	418,625
Delta Air Lines, Inc. 3.63%, 3/15/2022	2,010,000	1,986,805
Discover Financial Services 4.10%, 2/9/2027	1,650,000	1,584,726
DJO Finance LLC/DJO Finance Corp. 8.13%, 6/15/2021 (a)	420,000	424,988
Dollar Tree, Inc. 4.00%, 5/15/2025	1,650,000	1,613,502
Duke Energy Corp. 2.65%, 9/1/2026	3,510,000	3,166,897
Edison International 4.13%, 3/15/2028	1,650,000	1,624,656
Eldorado Resorts, Inc. 6.00%, 4/1/2025	420,000	421,050
Embarq Corp. 8.00%, 6/1/2036	460,000	434,148
Energy Transfer Partners L.P.:
Security Description	Principal Amount	Value
4.20%, 4/15/2027	$ 100,000	$ 94,822
4.75%, 1/15/2026	2,330,000	2,318,723
Enterprise Products Operating LLC 3.75%, 2/15/2025	2,355,000	2,332,628
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75%, 5/15/2026 (a)	170,000	173,825
9.38%, 5/1/2024 (a)	530,000	435,289
EQT Corp. 3.90%, 10/1/2027	3,535,000	3,298,155
EQT Midstream Partners L.P. Series 5Y, 4.75%, 7/15/2023	2,010,000	2,008,452
ESH Hospitality, Inc. 5.25%, 5/1/2025 (a)	900,000	868,500
Expedia Group, Inc. 3.80%, 2/15/2028	3,640,000	3,342,248
Extraction Oil & Gas, Inc. 5.63%, 2/1/2026 (a)	450,000	430,335
FedEx Corp. 4.75%, 11/15/2045	3,210,000	3,203,227
First Data Corp. 5.75%, 1/15/2024 (a)	835,000	835,000
Flex Acquisition Co., Inc.:
6.88%, 1/15/2025 (a)	885,000	854,025
7.88%, 7/15/2026 (a)	140,000	139,454
Foresight Energy LLC/Foresight Energy Finance Corp. 11.50%, 4/1/2023 (a)	510,000	450,394
Frontier Communications Corp. 8.50%, 4/1/2026 (a)	240,000	231,600
FTS International, Inc. 6.25%, 5/1/2022	845,000	852,351
General Motors Co. 3 Month USD LIBOR + 0.80%, 3.16%, 8/7/2020 (b)	820,000	822,733
General Motors Financial Co., Inc.:
3.95%, 4/13/2024	275,000	269,280
3 Month USD LIBOR + 0.99%, 3.31%, 1/5/2023 (b)	2,070,000	2,076,765
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Holdings II LLC 10.00%, 11/30/2024 (a)	765,000	852,133
Georgia-Pacific LLC 3.60%, 3/1/2025 (a)	1,713,000	1,705,265
GLP Capital L.P./GLP Financing II, Inc. 5.75%, 6/1/2028	1,345,000	1,351,725
Golden Nugget, Inc. 6.75%, 10/15/2024 (a)	640,000	639,296
Goldman Sachs Group, Inc.:
3 Month USD LIBOR + 0.78%, 3.14%, 10/31/2022 (b)	1,710,000	1,710,349

5

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
3 Month USD LIBOR + 1.17%, 3.49%, 5/15/2026 (b)	$ 1,650,000	$ 1,629,891
GTT Communications, Inc. 7.88%, 12/31/2024 (a)	840,000	832,692
Gulfport Energy Corp. 6.38%, 5/15/2025	875,000	850,937
Hasbro, Inc. 3.50%, 9/15/2027	1,365,000	1,265,273
Hess Infrastructure Partners L.P./Hess Infrastructure Partners Finance Corp. 5.63%, 2/15/2026 (a)	845,000	842,888
Hexion, Inc.:
6.63%, 4/15/2020	225,000	210,825
10.38%, 2/1/2022 (a)	650,000	634,563
Hilton Domestic Operating Co., Inc. 4.25%, 9/1/2024	440,000	418,000
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 6.25%, 2/1/2022	870,000	887,400
Indigo Natural Resources LLC 6.88%, 2/15/2026 (a)	445,000	428,313
Informatica LLC 7.13%, 7/15/2023 (a)	800,000	808,160
IRB Holding Corp. 6.75%, 2/15/2026 (a)	865,000	826,075
Iridium Communications, Inc. 10.25%, 4/15/2023 (a)	405,000	435,628
Jeld-Wen, Inc. 4.63%, 12/15/2025 (a)	450,000	428,625
KAR Auction Services, Inc. 5.13%, 6/1/2025 (a)	440,000	420,200
Kinder Morgan, Inc. 4.30%, 3/1/2028	1,635,000	1,590,332
Kraft Heinz Foods Co. 2.80%, 7/2/2020	3,210,000	3,185,379
Laboratory Corp. of America Holdings 3.60%, 2/1/2025	3,271,000	3,193,837
Level 3 Financing, Inc. 5.38%, 8/15/2022	1,915,000	1,915,000
LTF Merger Sub, Inc. 8.50%, 6/15/2023 (a)	1,700,000	1,761,625
Match Group, Inc. 5.00%, 12/15/2027 (a)	905,000	840,564
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc. 8.50%, 6/1/2026 (a)	210,000	202,650
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc. 4.50%, 1/15/2028	930,000	843,975
Microchip Technology, Inc. 4.33%, 6/1/2023 (a)	3,230,000	3,235,492
Security Description	Principal Amount	Value
Morgan Stanley 3 Month USD LIBOR + 0.85%, 3.74%, 4/24/2024 (b)	$ 3,220,000	$ 3,206,186
Mosaic Co. 4.05%, 11/15/2027	1,680,000	1,603,745
Moss Creek Resources Holdings, Inc. 7.50%, 1/15/2026 (a)	430,000	423,550
MPT Operating Partnership L.P./MPT Finance Corp. 5.25%, 8/1/2026	855,000	833,625
Nabors Industries, Inc. 5.75%, 2/1/2025 (a)	440,000	416,900
Navient Corp. 6.50%, 6/15/2022	1,310,000	1,337,903
NCL Corp., Ltd. 4.75%, 12/15/2021 (a)	1,461,000	1,461,000
New York Life Global Funding 2.30%, 6/10/2022 (a)	1,705,000	1,639,332
Newell Brands, Inc. 5.50%, 4/1/2046	1,060,000	1,037,846
NextEra Energy Operating Partners L.P. 4.25%, 9/15/2024 (a)	925,000	892,625
NFP Corp. 6.88%, 7/15/2025 (a)	870,000	843,900
NGL Energy Partners L.P./NGL Energy Finance Corp. 7.50%, 11/1/2023	355,000	360,325
NRG Energy, Inc. 6.25%, 7/15/2022	825,000	849,007
NUVEEN FINANCE LLC 4.13%, 11/1/2024 (a)	3,220,000	3,202,307
NVA Holdings, Inc. 6.88%, 4/1/2026 (a)	855,000	849,656
Par Petroleum LLC/Petroleum Finance Corp. 7.75%, 12/15/2025 (a)	425,000	432,438
Peabody Energy Corp. 6.00%, 3/31/2022 (a)	843,000	856,699
Penske Truck Leasing Co. L.P./PTL Finance Corp. 4.20%, 4/1/2027 (a)	675,000	665,223
PetSmart, Inc. 7.13%, 3/15/2023 (a)	655,000	439,702
Pilgrim's Pride Corp. 5.75%, 3/15/2025 (a)	885,000	849,600
Post Holdings, Inc. 5.50%, 3/1/2025 (a)	1,800,000	1,759,860
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/2023 (a)	1,009,000	1,074,282
Prudential Financial, Inc. Series MTN, 3.50%, 5/15/2024	3,350,000	3,333,250
QEP Resources, Inc. 5.25%, 5/1/2023	1,000,000	982,500

6

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Radiate Holdco LLC/Radiate Finance, Inc. 6.88%, 2/15/2023 (a)	$ 465,000	$ 446,400
Republic Services, Inc. 3.38%, 11/15/2027	450,000	426,483
Riverbed Technology, Inc. 8.88%, 3/1/2023 (a)	680,000	644,640
Sabine Pass Liquefaction LLC 5.00%, 3/15/2027	2,500,000	2,551,325
Santander Holdings USA, Inc. 3.40%, 1/18/2023	1,625,000	1,571,342
Select Medical Corp. 6.38%, 6/1/2021	1,350,000	1,365,390
ServiceMaster Co. LLC 5.13%, 11/15/2024 (a)	440,000	426,800
Sirius XM Radio, Inc. 5.38%, 7/15/2026 (a)	625,000	601,563
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	1,295,000	1,261,071
Smithfield Foods, Inc. 4.25%, 2/1/2027 (a)	1,620,000	1,558,838
Sophia L.P./Sophia Finance, Inc. 9.00%, 9/30/2023 (a)	810,000	850,399
Southern Co. 1.85%, 7/1/2019	1,320,000	1,307,486
Springleaf Finance Corp. 7.13%, 3/15/2026	280,000	278,600
Sprint Corp. 7.13%, 6/15/2024	1,355,000	1,368,008
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp. 7.50%, 6/15/2025 (a)	845,000	859,787
Sunoco L.P./Sunoco Finance Corp. 5.50%, 2/15/2026 (a)	450,000	426,375
Sysco Corp. 3.25%, 7/15/2027	1,820,000	1,706,341
Tapstone Energy LLC/Tapstone Energy Finance Corp. 9.75%, 6/1/2022 (a)	505,000	440,613
Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 5.88%, 4/15/2026 (a)	615,000	618,075
Team Health Holdings, Inc. 6.38%, 2/1/2025 (a)	975,000	837,330
Tempo Acquisition LLC/Tempo Acquisition Finance Corp. 6.75%, 6/1/2025 (a)	885,000	849,600
Tempur Sealy International, Inc. 5.50%, 6/15/2026	900,000	870,750
Tenet Healthcare Corp. 7.00%, 8/1/2025 (a)	860,000	853,550
TerraForm Power Operating LLC 4.25%, 1/31/2023 (a)	535,000	516,275
T-Mobile USA, Inc. 4.50%, 2/1/2026	450,000	420,210
Security Description	Principal Amount	Value
TransDigm UK Holdings PLC 6.88%, 5/15/2026 (a)	$ 1,070,000	$ 1,083,375
Transocean Guardian, Ltd. 5.88%, 1/15/2024 (a) (e)	220,000	219,186
Transocean Proteus, Ltd. 6.25%, 12/1/2024 (a)	565,250	575,142
Triumph Group, Inc. 7.75%, 8/15/2025	855,000	846,450
USA Compression Partners L.P./USA Compression Finance Corp. 6.88%, 4/1/2026 (a)	665,000	687,477
Valeant Pharmaceuticals International, Inc.:
7.00%, 3/15/2024 (a)	240,000	251,640
8.50%, 1/31/2027 (a)	565,000	572,063
Verizon Communications, Inc. 3.50%, 11/1/2024	1,510,000	1,448,437
Viking Cruises, Ltd. 5.88%, 9/15/2027 (a)	910,000	861,087
Vizient, Inc. 10.38%, 3/1/2024 (a)	780,000	859,950
Wand Merger Corp. 8.13%, 7/15/2023 (a) (e)	380,000	385,700
Waste Pro USA, Inc. 5.50%, 2/15/2026 (a)	435,000	418,166
Weatherford International, Ltd. 9.88%, 2/15/2024	420,000	423,822
WellCare Health Plans, Inc. 5.25%, 4/1/2025	575,000	572,125
Wells Fargo & Co.:
3.07%, 1/24/2023	1,810,000	1,758,940
Series MTN, 3 Month USD LIBOR + 1.31%, 3.58%, 5/22/2028 (b)	1,785,000	1,707,460
WestRock Co. 3.75%, 3/15/2025 (a)	1,660,000	1,631,398
Whiting Petroleum Corp. 6.63%, 1/15/2026 (a)	825,000	848,760
Williams Partners L.P. 3.75%, 6/15/2027	1,710,000	1,615,796
Xerium Technologies, Inc. 9.50%, 8/15/2021	405,000	426,769
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/2023	1,580,000	1,570,299
		206,734,819
TOTAL CORPORATE BONDS & NOTES (Cost $452,971,273)		438,893,000
ASSET-BACKED SECURITIES — 2.5%
Aegis Asset Backed Securities Trust Series 2006-1, Class A2, 1 Month USD LIBOR + 0.17%, 2.26%, 1/25/2037 (b)	31,211,812	24,826,999
Ajax Mortgage Loan Trust:

7

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2016-B, Class A, 4.00, 9/25/2065 (a) (f)	$ 7,760,846	$ 7,776,327
Series 2017-C, Class A, 3.75, 7/25/2060 (a) (f)	7,316,050	7,182,191
Colony Starwood Homes Trust Series 2016-2A, Class D, 1 Month USD LIBOR + 2.35%, 4.42%, 12/17/2033 (a) (b)	4,000,000	4,033,806
Flagship Credit Auto Trust Series 2016-3, Class B, 2.43%, 6/15/2021 (a)	3,500,000	3,478,593
GSAA Home Equity Trust Series 2007-10, Class A2A, 6.50%, 11/25/2037	2,887,967	2,066,926
OneMain Financial Issuance Trust Series 2015-1A, Class A, 3.19%, 3/18/2026 (a)	13,458,584	13,487,475
Progress Residential Trust Series 2016-SFR2, Class D, 1 Month USD LIBOR + 2.50%, 4.59%, 1/17/2034 (a) (b)	1,000,000	1,004,935
Structured Asset Investment Loan Trust Series 2006-BNC2, Class A5, 1 Month USD LIBOR + 0.16%, 2.25%, 5/25/2036 (b)	4,926,556	4,624,210
Structured Asset Securities Corp. Mortgage Loan Trust Series 2006-BC4, Class A4, 1 Month USD LIBOR + 0.17%, 2.26%, 12/25/2036 (b)	2,600,938	2,511,097
Towd Point Mortgage Trust Series 2015-1, Class AE, 3.00%, 10/25/2053 (a)	1,824,889	1,809,811
US Residential Opportunity Fund IV Trust Series 2017-1III, Class A, 3.35%, 11/27/2037 (a) (f)	5,435,801	5,411,023
Westlake Automobile Receivables Trust Series 2016-2A, Class B, 2.30%, 11/15/2019 (a)	1,360,239	1,359,881
TOTAL ASSET-BACKED SECURITIES (Cost $79,750,522)		79,573,274
FOREIGN GOVERNMENT OBLIGATIONS — 2.0%
ARGENTINA — 0.2%
Argentine Republic Government International Bond:
5.88%, 1/11/2028	1,350,000	1,096,875
6.63%, 7/6/2028	1,150,000	968,875
6.88%, 1/26/2027	3,500,000	3,080,000
Provincia de Buenos Aires Series REGS, 7.88%, 6/15/2027	3,000,000	2,625,000
		7,770,750
Security Description	Principal Amount	Value
BRAZIL — 0.2%
Banco do Brasil SA Series REGS, 10 Year CMT + 4.40%, 6.25%, 10/29/2049 (b)	$ 4,700,000	$ 3,677,750
Itau Unibanco Holding SA 6.13%, 12/31/2099 (b)	2,500,000	2,337,500
		6,015,250
CHILE — 0.3%
Chile Government International Bond:
3.13%, 3/27/2025	2,200,000	2,131,470
3.13%, 1/21/2026	8,000,000	7,672,160
		9,803,630
COSTA RICA — 0.1%
Costa Rica Government International Bond 10.00%, 8/1/2020	2,905,000	3,159,188
INDIA — 0.0% (c)
Export-Import Bank of India:
Series EMTN, 2.75%, 4/1/2020	200,000	196,327
Series EMTN, 4.00%, 1/14/2023	1,450,000	1,436,780
		1,633,107
INDONESIA — 0.2%
Indonesia Government International Bond Series REGS, 4.88%, 5/5/2021	500,000	514,186
Perusahaan Penerbit SBSN Indonesia III:
4.15%, 3/29/2027 (a)	4,500,000	4,336,875
Series REGS, 4.15%, 3/29/2027	2,000,000	1,927,500
		6,778,561
ISRAEL — 0.3%
Israel Government International Bond:
2.88%, 3/16/2026	3,900,000	3,707,574
3.15%, 6/30/2023	1,500,000	1,482,810
4.00%, 6/30/2022	3,400,000	3,492,242
		8,682,626
MALAYSIA — 0.1%
Malaysia Sovereign Sukuk Bhd Series REGS, 3.04%, 4/22/2025	1,400,000	1,333,556
Malaysia Sukuk Global Bhd Series REGS, 3.18%, 4/27/2026	2,250,000	2,133,945
		3,467,501
MEXICO — 0.1%
Mexico Government International Bond:

8

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
3.75%, 1/11/2028	$ 1,200,000	$ 1,133,700
4.00%, 10/2/2023	1,500,000	1,506,075
		2,639,775
PANAMA — 0.2%
Panama Government International Bond 4.00%, 9/22/2024	5,600,000	5,658,072
PERU — 0.0% (c)
Fondo MIVIVIENDA SA 3.50%, 1/31/2023 (a)	800,000	771,208
PHILIPPINES — 0.3%
Philippine Government International Bond 4.20%, 1/21/2024	7,900,000	8,057,526
UNITED STATES — 0.0% (c)
Mavis Tire Express Services Corp. 5.33%, 3/20/2025	28,114	27,940
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $67,926,787)		64,465,134
SENIOR FLOATING RATE LOANS — 7.1% (g)
AEROSPACE & DEFENSE — 0.0% (c)
TransDigm, Inc.:
Senior Secured 2018 Term Loan E 4.59%, 5/30/2025	231,650	230,184
Senior Secured 2018 Term Loan F 4.59%, 6/9/2023	570,695	568,056
		798,240
AUTO COMPONENTS — 0.3%
CH Hold Corp. Senior Secured 1st Lien Term Loan 5.09%, 2/1/2024	107,569	107,670
Federal-Mogul Holdings Corp. Senior Secured Term Loan C 5.83%, 4/15/2021	3,230,084	3,240,469
Mavis Tire Express Services Corp. Senior Secured 2018 1st Lien Term Loan 5.33%, 3/20/2025	3,185,734	3,165,824
Tenneco, Inc. Senior Secured 1st Lien Term Loan B Zero Coupon, 6/14/2025	2,705,000	2,683,035
		9,196,998
BUILDING PRODUCTS — 0.1%
Ply Gem Industries, Inc. Senior Secured 2018 Term Loan 6.09%, 4/12/2025	2,515,000	2,512,648
Security Description	Principal Amount	Value
CAPITAL MARKETS — 0.1%
Duff & Phelps Corp. Senior Secured 2017 Term Loan B 5.58%, 2/13/2025	$ 3,017,438	$ 3,009,260
CASINO SERVICES — 0.0% (c)
Stars Group Holdings B.V. Senior Secured 2018 USD Incremental Term Loan Zero Coupon, 7/10/2025	790,000	790,000
CHEMICALS — 0.2%
Avantor, Inc. Senior Secured 2017 1st Lien Term Loan 6.09%, 11/21/2024	1,165,720	1,173,006
GrafTech Finance, Inc. Senior Secured 2018 Term Loan B 5.50%, 2/12/2025	4,285,000	4,268,953
		5,441,959
COMMERCIAL SERVICES & SUPPLIES — 0.4%
Asurion LLC:
Senior Secured 2018 Incremental 2nd Lien Term Loan B2 Zero Coupon, 8/4/2025	940,000	955,275
Senior Secured 2018 Term Loan B6 4.84%, 11/3/2023	4,287,061	4,286,289
Prime Security Services Borrower LLC Senior Secured 2016 1st Lien Term Loan 4.84%, 5/2/2022	4,280,042	4,264,719
West Corp. Senior Secured 2017 Term Loan 6.09%, 10/10/2024	3,955,125	3,946,721
		13,453,004
COMMUNICATIONS EQUIPMENT — 0.2%
Avaya, Inc. Senior Secured 2018 Term Loan B 6.32%, 12/15/2024	2,184,013	2,189,986
Digicel International Finance, Ltd. Senior Secured 2017 Term Loan B 5.61%, 5/28/2024	2,307,565	2,215,263
Plantronics, Inc. Senior Secured 2018 Term Loan B Zero Coupon, 5/30/2025	2,100,000	2,099,023
		6,504,272
CONSTRUCTION & ENGINEERING — 0.1%
Brand Energy & Infrastructure Services, Inc. Senior Secured 2017 Term Loan 6.61%, 6/21/2024	4,242,150	4,255,152

9

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
CONSTRUCTION MATERIALS — 0.1%
Forterra Finance, Inc. Senior Secured 2017 Term Loan B 5.09%, 10/25/2023	$ 584,998	$ 547,886
Traverse Midstream Partners LLC Senior Secured 2017 Term Loan 6.34%, 9/27/2024	2,310,000	2,312,679
		2,860,565
CONTAINERS & PACKAGING — 0.1%
BWAY Holding Company Senior Secured 2017 Term Loan B 5.59%, 4/3/2024	1,655,592	1,648,870
Reynolds Group Holdings, Inc. Senior Secured USD 2017 Term Loan 4.84%, 2/5/2023	2,603,175	2,601,001
		4,249,871
DISTRIBUTORS — 0.0% (c)
American Tire Distributors Holdings, Inc. Senior Secured 2015 Term Loan 6.34%, 9/1/2021	207,931	136,325
DIVERSIFIED FINANCIAL SERVICES — 0.0% (c)
Edelman Financial Group Senior Secured 2018 Term Loan B Zero Coupon, 6/8/2027	1,355,000	1,355,007
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
CenturyLink Escrow LLC Senior Secured 2017 Term Loan B 4.84%, 1/31/2025	3,422,800	3,357,904
Intelsat Jackson Holdings S.A. Senior Secured 2017 Term Loan B3 5.85%, 11/27/2023	1,665,000	1,663,568
		5,021,472
ELECTRICAL EQUIPMENT — 0.1%
Gates Global LLC Senior Secured 2017 USD Repriced Term Loan B 5.08%, 4/1/2024	2,123,206	2,124,819
ENERGY EQUIPMENT & SERVICES — 0.1%
BCP Renaissance Parent LLC Senior Secured 2017 Term Loan B 5.86%, 10/31/2024	2,330,000	2,328,905
Security Description	Principal Amount	Value
FINANCIAL SERVICES — 0.1%
GTCR Valor Companies, Inc. Senior Secured 2017 Term Loan B1 5.58%, 6/16/2023	$ 2,845,804	$ 2,845,804
FOOD & STAPLES RETAILING — 0.1%
Albertsons LLC Senior Secured 2018 ABL Last Out Term Loan Zero Coupon, 5/2/2023	465,000	465,003
BJ's Wholesale Club, Inc. Senior Secured 2017 1st Lien Term Loan 5.53%, 2/3/2024	3,171,103	3,174,274
		3,639,277
FOOD PRODUCTS — 0.0% (c)
CSM Bakery Solutions LLC Senior Secured 1st Lien Term Loan 6.31%, 7/3/2020	808,032	786,320
FOOD-MISC/DIVERSIFIED — 0.0% (c)
Hearthside Food Solutions LLC Senior Secured 2018 Term Loan B 5.09%, 5/23/2025	700,000	694,488
HEALTH CARE PROVIDERS & SERVICES — 0.5%
Air Methods Corp. Senior Secured 2017 Term Loan B 5.83%, 4/21/2024	1,125,701	1,082,435
CHG Healthcare Services, Inc. Senior Secured 2017 1st Lien Term Loan B 5.36%, 6/7/2023	3,182,526	3,190,976
Envision Healthcare Corp. Senior Secured 2016 Term Loan B 5.10%, 12/1/2023	1,753,571	1,754,307
Gentiva Health Services, Inc.:
Senior Secured 2018 1st Lien Delayed Draw Term Loan Zero Coupon, 6/2/2025	1,388,462	1,381,519
Senior Secured 2018 1st Lien Term Loan Zero Coupon, 6/2/2025	2,221,538	2,210,431
Select Medical Corp. Senior Secured 2017 Term Loan B 4.80%, 7/11/2018	3,347,625	3,346,587
Team Health Holdings, Inc. Senior Secured 1st Lien Term Loan 4.84%, 2/6/2024	3,935,187	3,792,537

10

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
U.S. Renal Care, Inc. Senior Secured 2015 Term Loan B 6.55%, 12/31/2022	$ 8,836	$ 8,722
		16,767,514
HEALTH CARE TECHNOLOGY — 0.1%
Change Healthcare Holdings, Inc. Senior Secured 2017 Term Loan B 4.84%, 3/1/2024	4,043,812	4,034,957
HOTELS, RESTAURANTS & LEISURE — 0.6%
ClubCorp Club Operations, Inc. Senior Secured 2017 Term Loan B 5.08%, 9/18/2024	3,339,304	3,305,911
Delta 2 (LUX) S.A.R.L. Senior Secured 2018 USD Term Loan 4.59%, 2/1/2024	1,405,525	1,389,495
Intrawest Resorts Holdings, Inc. Senior Secured Term Loan B1 5.09%, 7/31/2024	2,832,525	2,834,310
LTF Merger Sub, Inc. Senior Secured 2017 Term Loan B 5.06%, 6/10/2022	4,498,507	4,493,783
Mohegan Tribal Gaming Authority Senior Secured 2016 Term Loan B 6.09%, 10/13/2023	89,530	84,785
Scientific Games International, Inc. Senior Secured 2018 Term Loan B5 4.92%, 8/14/2024	4,268,340	4,245,675
Travel Leaders Group LLC Senior Secured 2017 1st Lien Term Loan 7.00%, 1/25/2024 (d)	943,990	951,070
		17,305,029
HOUSEHOLD PRODUCTS — 0.0% (c)
KIK Custom Products, Inc. Senior Secured 2015 Term Loan B 5.99%, 5/15/2023	870,682	866,981
INSURANCE — 0.3%
Acrisure LLC:
Senior Secured 2017 Term Loan B 6.61%, 11/22/2023	4,363,491	4,360,786
Senior Secured 2018 Term Loan B Zero Coupon, 11/22/2023	910,000	904,312
AssuredPartners, Inc. Senior Secured 2017 1st Lien Add-On Term Loan 5.34%, 10/22/2024	4,305,783	4,292,350
Security Description	Principal Amount	Value
York Risk Services Holding Corp. Senior Secured Term Loan B 5.84%, 10/1/2021	$ 1,001,943	$ 974,925
		10,532,373
INTERNET SOFTWARE & SERVICES — 0.3%
GTT Communications, Inc. Senior Secured 2018 USD Term Loan B 4.88%, 5/31/2025	4,230,000	4,175,814
ION Trading Technologies S.A.R.L. Senior Secured USD Incremental Term Loan B Zero Coupon, 11/21/2024	3,475,000	3,453,281
SkillSoft Corp. Senior Secured 1st Lien Term Loan 6.84%, 4/28/2021	166,701	158,105
		7,787,200
IT SERVICES — 0.3%
Blackhawk Network Holdings, Inc Senior Secured 2018 1st Lien Term Loan 5.07%, 6/15/2025	990,000	988,554
Peak 10, Inc. Senior Secured 2017 1st Lien Term Loan 5.83%, 8/1/2024	4,317,375	4,280,289
TKC Holdings, Inc. Senior Secured 2017 1st Lien Term Loan 5.85%, 2/1/2023	4,078,375	4,075,826
		9,344,669
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Jaguar Holding Co. II Senior Secured 2018 Term Loan 4.59%, 8/18/2022	3,889,299	3,874,967
Parexel International Corp. Senior Secured Term Loan B 4.84%, 9/27/2024	1,965,150	1,956,965
		5,831,932
MACHINERY — 0.2%
Filtration Group Corporation Senior Secured 2018 1st Lien Term Loan 5.34%, 3/29/2025	900,612	901,851
Milacron LLC Senior Secured Amended Term Loan B 4.59%, 9/28/2023	328,021	326,380
Titan Acquisition, Ltd. Senior Secured 2018 Term Loan B 5.09%, 3/28/2025	4,009,950	3,955,836
		5,184,067

11

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
MEDIA — 0.4%
CBS Radio, Inc. Senior Secured 2017 Term Loan B 4.84%, 11/17/2024	$ 2,273,575	$ 2,247,429
Meredith Corp. Senior Secured Term Loan B 5.09%, 1/31/2025	568,575	569,152
Mission Broadcasting, Inc. Senior Secured 2017 Term Loan B2 4.48%, 1/17/2024	134,433	134,566
Nexstar Broadcasting, Inc. Senior Secured 2017 Term Loan B2 4.48%, 1/17/2024	1,035,140	1,036,165
Radiate Holdco LLC Senior Secured 1st Lien Term Loan 5.09%, 2/1/2024	2,491,142	2,458,246
Rentpath, Inc. Senior Secured 2017 Term Loan 6.85%, 12/17/2021	855,619	785,030
Tribune Media Co.:
Senior Secured Term Loan 5.09%, 7/31/2018 (d)	83,967	84,177
Senior Secured Term Loan C 5.09%, 1/27/2024	3,836,509	3,838,907
		11,153,672
METAL-DIVERSIFIED — 0.1%
Covia Holdings Corp. Senior Secured Term Loan 6.05%, 6/1/2025	1,635,000	1,637,305
METALS & MINING — 0.1%
Aleris International, Inc. Senior Secured 2018 Term Loan 6.86%, 2/8/2023	1,640,000	1,628,208
U.S. Silica Company Senior Secured 2018 Term Loan B 6.13%, 5/1/2025	2,668,312	2,671,648
		4,299,856
OIL REFINING&MARKETING — 0.0% (c)
Gulf Finance LLC Senior Secured Term Loan B Zero Coupon, 8/25/2023	925,000	802,438
OIL, GAS & CONSUMABLE FUELS — 0.1%
EG Finco, Ltd. Senior Secured 2018 USD Term Loan 6.33%, 2/7/2025	3,022,425	3,000,890
Security Description	Principal Amount	Value
PHARMACEUTICALS — 0.1%
Amneal Pharmaceuticals LLC Senior Secured 2018 Term Loan B 5.63%, 5/4/2025	$ 3,509,189	$ 3,508,101
Valeant Pharmaceuticals International, Inc. Senior Secured 2018 Term Loan B 4.98%, 6/1/2025	500,000	498,960
		4,007,061
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.0% (c)
Capital Automotive L.P. Senior Secured 2017 2nd Lien Term Loan 8.10%, 3/24/2025	393,809	397,255
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Bright Bidco B.V. Senior Secured 2018 Term Loan B 5.83%, 6/30/2024	2,392,552	2,377,598
RETAIL-RESTAURANTS — 0.1%
IRB Holding Corp. Senior Secured 1st Lien Term Loan 5.28%, 2/5/2025	3,347,076	3,356,833
SOFTWARE — 1.3%
Almonde, Inc.:
Senior Secured 1st Lien Term Loan 5.81%, 6/13/2024	2,214,722	2,178,887
Senior Secured USD 2nd Lien Term Loan 9.56%, 6/13/2025	2,250,000	2,173,354
Applied Systems, Inc. Senior Secured 2017 1st Lien Term Loan 5.33%, 9/19/2024	4,255,331	4,266,289
BMC Software Finance, Inc. Senior Secured 2018 USD Term Loan B Zero Coupon, 6/26/2025	4,195,000	4,174,025
Cengage Learning Acquisitions, Inc. Senior Secured 2016 Term Loan B 6.34%, 6/7/2023	4,675,000	4,304,506
Compuware Corp. Senior Secured Term Loan B3 5.59%, 12/15/2021	3,805,749	3,819,069
Greeneden U.S. Holdings II LLC Senior Secured 2018 USD Term Loan B 5.83%, 12/1/2023	2,178,551	2,181,274

12

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Kronos, Inc. Senior Secured 2017 Term Loan B 5.36%, 11/1/2023	$ 3,960,050	$ 3,957,575
Quest Software US Holdings, Inc. Senior Secured 2018 1st Lien Term Loan 6.58%, 5/16/2025	2,190,000	2,184,985
SolarWinds Holdings, Inc. Senior Secured 2018 Term Loan B 5.09%, 2/5/2024	2,600,675	2,602,834
Solera Holdings, Inc. Senior Secured USD Term Loan B 4.84%, 3/3/2023	4,001,510	3,989,006
Sophia L.P. Senior Secured 2017 Term Loan B 5.58%, 9/30/2022	4,005,974	3,995,959
Vertafore, Inc. Senior Secured 2018 1st Lien Term Loan Zero Coupon, 5/30/2025	1,845,000	1,835,590
		41,663,353
SPECIALTY RETAIL — 0.1%
Jo-Ann Stores, Inc. Senior Secured 2016 Term Loan 7.51%, 10/20/2023	922,650	917,654
Staples, Inc. Senior Secured 2017 Term Loan B 6.36%, 9/12/2024	1,572,100	1,553,683
		2,471,337
TOTAL SENIOR FLOATING RATE LOANS (Cost $226,081,789)		224,826,706
U.S. GOVERNMENT AGENCY OBLIGATIONS — 48.5%
Federal Home Loan Mortgage Corp.:
3.00%, 11/1/2042	17,401,592	16,998,727
3.00%, 1/1/2045	2,783,041	2,710,442
3.00%, 2/1/2045	1,968,059	1,913,604
3.00%, 3/1/2045	2,090,819	2,032,967
3.00%, 4/1/2045	42,480,359	41,349,333
3.00%, 5/1/2045	7,345,313	7,142,074
3.00%, 8/1/2045	19,997,656	19,444,337
3.00%, 10/1/2045	13,091,329	12,729,102
3.50%, 2/1/2045	3,781,706	3,775,467
3.50%, 4/1/2045	30,935,011	30,875,791
3.50%, 6/1/2045	13,885,330	13,858,748
3.50%, 10/1/2045	16,489,502	16,457,935
3.50%, 2/1/2046	16,697,191	16,650,522
3.50%, 5/1/2046	52,943,662	52,795,684
4.00%, 4/1/2047	43,827,803	44,703,520
4.00%, 7/1/2047	13,378,031	13,645,336
4.00%, 10/1/2047	27,150,968	27,693,468
4.50%, 6/1/2044	2,623,222	2,753,544
Series 326, Class 300, CMO, 3.00%, 3/15/2044	36,584,459	35,887,408
Security Description	Principal Amount	Value
Series 358, Class 300, CMO, 3.00%, 10/15/2047	$ 36,652,136	$ 35,578,857
Series 3822, Class ZG, CMO, REMIC, 4.00%, 2/15/2041	3,673,404	3,826,271
Series 3852, Class NS, CMO, IO, REMIC, 6.00% - 1 Month USD LIBOR 3.93%, 5/15/2041 (b)	12,798,078	1,589,890
Series 3889, Class VZ, CMO, REMIC, 4.00%, 7/15/2041	13,068,866	13,469,762
Series 3935, Class SJ, CMO, IO, REMIC, 6.65% - 1 Month USD LIBOR 4.58%, 5/15/2041 (b)	3,006,527	276,710
Series 4120, Class KA, CMO, REMIC, 1.75%, 10/15/2032	19,794,819	18,976,082
Series 4165, Class ZT, CMO, REMIC, 3.00%, 2/15/2043	15,714,530	14,342,664
Series 4215, Class KC, CMO, REMIC, 2.25%, 3/15/2038	14,117,355	13,855,129
Series 4364, Class ZX, CMO, REMIC, 4.00%, 7/15/2044	39,804,956	41,327,686
Series 4434, Class LZ, CMO, REMIC, 3.00%, 2/15/2045	3,315,099	2,979,464
Series 4444, Class CZ, CMO, REMIC, 3.00%, 2/15/2045	12,155,363	10,822,360
Series 4447, Class A, CMO, REMIC, 3.00%, 6/15/2041	2,028,656	2,001,053
Series 4447, Class Z, CMO, REMIC, 3.00%, 3/15/2045	4,012,040	3,632,316
Series 4471, Class BA, CMO, REMIC, 3.00%, 12/15/2041	6,836,205	6,641,278
Series 4471, Class GA, CMO, REMIC, 3.00%, 2/15/2044	10,350,321	10,070,711
Series 4474, Class ZX, CMO, REMIC, 4.00%, 4/15/2045	11,705,459	12,078,778
Series 4481, Class B, CMO, REMIC, 3.00%, 12/15/2042	6,988,802	6,819,443
Series 4483, Class CA, CMO, REMIC, 3.00%, 6/15/2044	12,961,138	12,604,271
Series 4484, Class CD, CMO, REMIC, 1.75%, 7/15/2030	17,061,305	16,473,026

13

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 4491, Class B, CMO, REMIC, 3.00%, 8/15/2040	$ 12,991,689	$ 12,859,384
Series 4492, Class GZ, CMO, REMIC, 3.50%, 7/15/2045	8,413,994	8,077,345
Series 4499, Class AB, CMO, REMIC, 3.00%, 6/15/2042	13,942,342	13,671,568
Series 4504, Class CA, CMO, REMIC, 3.00%, 4/15/2044	14,630,504	14,293,157
Series 4511, Class QA, CMO, REMIC, 3.00%, 1/15/2041	12,358,326	12,229,189
Series 4511, Class QC, CMO, REMIC, 3.00%, 12/15/2040	9,351,332	9,211,505
Series 4533, Class AB, CMO, REMIC, 3.00%, 6/15/2044	9,904,703	9,573,447
Series 4543, Class HG, CMO, REMIC, 2.70%, 4/15/2044	18,236,294	17,497,558
Series 4582, Class HA, CMO, REMIC, 3.00%, 9/15/2045	14,287,191	13,980,773
Series 4629, Class KA, CMO, REMIC, 3.00%, 3/15/2045	43,966,955	42,890,209
Series 4750, Class PA, 3.00%, 7/15/2046	24,460,059	23,803,976
Series 4792, Class A, CMO, REMIC, 3.00%, 5/15/2048	26,782,661	25,942,057
Series K053, Class A2, 3.00%, 12/25/2025	2,232,000	2,189,860
Federal National Mortgage Association:
2.50%, 9/1/2046	5,177,563	4,822,719
2.50%, 2/1/2047	14,493,058	13,586,533
3.00%, 10/1/2041	33,824,343	32,797,443
3.00%, 3/1/2043	5,899,186	5,760,114
3.00%, 7/1/2043	9,170,238	8,849,239
3.00%, 1/1/2045	2,031,275	1,959,954
3.00%, 3/1/2045	2,889,693	2,811,536
3.00%, 4/1/2045	11,955,414	11,536,056
3.00%, 7/1/2045	35,693,584	34,852,809
3.50%, 9/1/2034	2,781,198	2,806,893
3.50%, 12/1/2034	2,496,755	2,519,823
3.50%, 2/1/2035	1,591,587	1,606,292
3.50%, 1/1/2045	13,915,817	13,900,771
3.50%, 2/1/2045	5,290,962	5,285,241
3.50%, 6/1/2045	14,216,355	14,197,276
4.50%, 3/1/2044	2,968,059	3,117,315
4.50%, 6/1/2044	1,522,695	1,599,268
4.50%, 7/1/2044	1,580,220	1,659,686
4.50%, 2/1/2045	1,999,181	2,099,715
Security Description	Principal Amount	Value
Series 2010-109, Class N, CMO, REMIC, 3.00%, 10/25/2040	$ 3,191,816	$ 3,142,993
Series 2011-51, Class CI, CMO, IO, REMIC, 6.00% - 1 Month USD LIBOR 3.91%, 6/25/2041 (b)	8,698,273	986,569
Series 2012-101, Class AP, CMO, REMIC, 2.00%, 8/25/2040	8,234,620	7,885,276
Series 2012-127, Class PA, CMO, REMIC, 2.75%, 11/25/2042	4,177,422	4,054,476
Series 2012-151, Class SB, CMO, REMIC, 6.00% - 1 Month USD LIBOR 3.03%, 1/25/2043 (b)	1,248,324	966,425
Series 2013-114, Class HZ, CMO, REMIC, 3.00%, 11/25/2038	16,413,840	14,940,583
Series 2013-18, Class CD, CMO, REMIC, 1.50%, 10/25/2027	6,290,771	6,027,937
Series 2013-30, Class PS, CMO, REMIC, 6.00% - 1 Month USD LIBOR 3.03%, 4/25/2043 (b)	1,718,187	1,339,435
Series 2014-21, Class GZ, CMO, REMIC, 3.00%, 4/25/2044	6,273,297	5,695,048
Series 2014-39, Class ZA, CMO, REMIC, 3.00%, 7/25/2044	9,018,624	8,367,207
Series 2015-42, Class CA, CMO, REMIC, 3.00%, 3/25/2044	8,039,884	7,868,015
Series 2015-9, Class HA, CMO, REMIC, 3.00%, 1/25/2045	12,464,356	12,364,965
Series 2015-95, Class AP, CMO, REMIC, 3.00%, 8/25/2042	16,037,980	15,701,981
Series 2016-21, Class BZ, CMO, REMIC, 3.00%, 4/25/2046	4,633,297	4,176,304
Series 2016-32, Class LA, CMO, REMIC, 3.00%, 10/25/2044	13,890,968	13,601,083
Series 2016-72, Class PA, CMO, REMIC, 3.00%, 7/25/2046	21,867,885	21,302,745
Series 2016-81, Class PA, CMO, REMIC, 3.00%, 2/25/2044	30,560,229	29,997,569
Series 2016-9, Class A, CMO, REMIC, 3.00%, 9/25/2043	10,962,866	10,752,256

14

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2016-92, Class A, CMO, REMIC, 3.00%, 4/25/2042	$ 35,566,494	$ 34,718,916
Series 2016-M3, Class A2, 2.70%, 2/25/2026	2,150,000	2,054,460
Series 2017-13, Class CA, CMO, REMIC, 2.50%, 10/25/2043	30,180,990	29,145,991
Series 2017-15, Class MA, CMO, REMIC, 3.00%, 2/25/2042	71,116,085	70,036,166
Series 2017-18, Class A, CMO, REMIC, 3.00%, 8/25/2042	88,679,363	86,703,321
Series 2017-32, Class CA, CMO, REMIC, 3.00%, 10/25/2042	42,973,152	42,258,698
Series 2017-87, Class BA, CMO, REMIC, 3.00%, 12/25/2042	30,575,760	30,240,436
Series 2017-9, Class EA, CMO, REMIC, 3.00%, 10/25/2042	73,180,052	71,660,760
Series 2018-27, Class JA, CMO, REMIC, 3.00%, 12/25/2047	17,417,041	16,771,130
Series 2018-38, Class JB, CMO, REMIC, 3.00%, 6/25/2048	14,751,658	14,285,540
Government National Mortgage Association:
Series 2013-169, Class SE, CMO, IO, REMIC, 6.05% - 1 Month USD LIBOR 3.96%, 11/16/2043 (b)	2,902,022	343,275
Series 2013-34, Class PL, CMO, REMIC, 3.00%, 3/20/2042	12,665,261	12,405,588
Series 2014-43, Class PS, CMO, IO, REMIC, 6.18% - 1 Month USD LIBOR 4.10%, 7/20/2042 (b)	8,439,976	937,936
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,603,925,312)		1,543,505,555
U.S. TREASURY OBLIGATIONS — 16.0%
Treasury Bonds 3.13%, 2/15/2043	49,890,000	51,174,171
Treasury Inflation Protected Indexed Notes:
0.13%, 4/15/2022	10,403,909	10,192,710
0.38%, 7/15/2027	10,753,050	10,466,481
Treasury Notes:
0.75%, 9/30/2018	35,000,000	34,898,500
1.13%, 2/28/2019	15,000,000	14,890,350
1.50%, 5/31/2020	92,300,000	90,523,222
1.63%, 5/15/2026	66,620,000	60,952,634
Security Description	Principal Amount	Value
1.75%, 3/31/2022	$ 62,160,000	$ 60,105,612
2.13%, 1/31/2021	87,000,000	85,967,313
2.13%, 2/29/2024	57,600,000	55,648,512
2.25%, 11/15/2025	36,900,000	35,497,430
TOTAL U.S. TREASURY OBLIGATIONS (Cost $520,859,130)		510,316,935
MORTGAGE-BACKED SECURITIES — 4.4%
Alternative Loan Trust:
Series 2005-79CB, Class A4, CMO, 5.50%, 1/25/2036	7,760,993	6,856,750
Series 2006-24CB, Class A9, CMO, 6.00%, 6/25/2036	4,449,322	3,853,530
Series 2006-43CB, Class 1A12, CMO, 5.75%, 2/25/2037	4,009,231	3,359,244
Angel Oak Mortgage Trust I Series 2018-1, Class A1, 3.26%, 4/27/2048 (a) (b)	9,019,180	9,017,128
Atrium Hotel Portfolio Trust Series 2017-ATRM, Class E, 1 Month USD LIBOR + 3.05%, 5.12%, 12/15/2036 (a) (b)	3,697,000	3,692,344
Banc of America Alternative Loan Trust Series 2005-9, Class 1CB2, CMO, 5.50%, 10/25/2035	5,041,362	5,017,817
Banc of America Funding Trust:
Series 2006-8T2, Class A4, CMO, 5.83%, 10/25/2036 (f)	4,450,484	4,062,398
Series 2007-5, Class CA1, CMO, 6.00%, 7/25/2037	6,307,051	5,626,732
BANK Series 2017-BNK6, Class XA, IO, 1.01%, 7/15/2060 (b)	55,343,271	3,162,691
BBCMS Mortgage Trust:
Series 2017-DELC, Class C, 1 Month USD LIBOR + 1.20% 3.27%, 8/15/2036 (a) (b)	863,000	862,452
Series 2017-DELC, Class D, 1 Month USD LIBOR + 1.70% 3.77%, 8/15/2036 (a) (b)	983,000	982,376
Series 2017-DELC, Class E, 1 Month USD LIBOR + 2.50% 4.57%, 8/15/2036 (a) (b)	2,060,000	2,064,281
Series 2017-DELC, Class F, 1 Month USD LIBOR + 3.50% 5.57%, 8/15/2036 (a) (b)	1,974,000	1,978,774

15

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
BCAP LLC Trust Series 2010-RR4, Class 3212, CMO, 6.23%, 1/26/2037 (a) (b)	$ 13,046,597	$ 11,795,950
CHL Mortgage PassThrough Trust:
Series 2005-J2, Class 3A14, CMO, 5.50%, 8/25/2035	1,336,426	1,223,966
Series 2007-12, Class A9, CMO, 5.75%, 8/25/2037	4,577,355	4,138,977
CHT COSMO Mortgage Trust:
Series 2017-CSMO, Class E, 1 Month USD LIBOR + 3.00% 5.07%, 11/15/2036 (a) (b)	2,407,000	2,424,265
Series 2017-CSMO, Class F, 1 Month USD LIBOR + 3.74% 5.81%, 11/15/2036 (a) (b)	1,284,000	1,295,600
Citigroup Commercial Mortgage Trust Series 2008-C7, Class AM, 6.34%, 12/10/2049 (b) (d)	842,834	841,200
Citigroup Mortgage Loan Trust Series 2007-AR5, Class 1A2A, CMO, 3.74%, 4/25/2037 (b)	2,534,980	2,360,577
CitiMortgage Alternative Loan Trust Series 2007-A1, Class 1A7, CMO, 6.00%, 1/25/2037	8,354,160	7,801,554
CLNS Trust Series 2017-IKPR, Class D, 1 Month USD LIBOR + 2.05%, 4.10%, 6/11/2032 (a) (b)	3,338,000	3,342,171
Credit Suisse Commercial Mortgage Trust Series 2008-C1, Class AM, 6.17%, 2/15/2041 (a) (b) (d)	296,236	294,783
CSAIL Commercial Mortgage Trust Series 2017-CX10, Class XA, IO, 0.87%, 11/15/2050 (b)	65,072,134	3,411,381
CSMC MortgageBacked Trust Series 2006-7, Class 7A7, CMO, 6.00%, 8/25/2036	2,589,813	2,622,730
CSMC Trust Series 2018-RPL2, Class A1, CMO, 4.03%, 8/25/2062 (a) (f)	1,963,644	1,963,493
DBGS BIOD Mortgage Trust Series 2018-BIOD, Class A, 1 Month USD LIBOR + 0.80%, 2.70%, 5/15/2035 (a) (b)	3,325,000	3,320,827
GS Mortgage Securities Trust:
Series 2013-GC14, Class A2, 3.00%, 8/10/2046	186,962	186,840
Series 2017-GS7, Class XA, IO, 1.29%, 8/10/2050 (b)	40,814,314	3,202,205
Security Description	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2018-LAQ, Class A, 1 Month USD LIBOR + 1.00%, 3.00%, 6/15/2032 (a) (b) (e)	$ 3,287,000	$ 3,287,562
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2007-LDPX, Class AM, 5.46%, 1/15/2049 (b) (d)	262,783	263,439
Series 2017-MAUI, Class C, 1 Month USD LIBOR + 1.25% 3.30%, 7/15/2034 (a) (b)	865,000	865,265
Series 2017-MAUI, Class D, 1 Month USD LIBOR + 1.95% 4.00%, 7/15/2034 (a) (b)	812,000	813,776
Series 2017-MAUI, Class E, 1 Month USD LIBOR + 2.95% 5.00%, 7/15/2034 (a) (b)	719,000	720,800
Series 2017-MAUI, Class F, 1 Month USD LIBOR + 3.75% 5.80%, 7/15/2034 (a) (b)	1,012,000	1,014,532
Morgan Stanley Capital I Trust Series 2016-UB12, Class XA, IO, 0.95%, 12/15/2049 (b)	57,244,904	2,699,252
OBX Trust Series 2018-1, Class A2, CMO, 1 Month USD LIBOR + 0.65%, 2.74%, 6/25/2057 (a) (b)	1,844,333	1,846,531
Rosslyn Portfolio Trust:
Series 2017-ROSS, Class A, 1 Month USD LIBOR + 0.95% 3.02%, 6/15/2033 (a) (b)	1,686,000	1,686,554
Series 2017-ROSS, Class B, 1 Month USD LIBOR + 1.25% 3.32%, 6/15/2033 (a) (b)	1,686,000	1,686,565
Structured Adjustable Rate Mortgage Loan Trust Series 2006-8, Class 4A3, CMO, 3.69%, 9/25/2036 (b)	1,281,287	1,168,939
Structured Asset Mortgage Investments II Trust Series 2004-AR3, Class M, CMO, 1 Month USD LIBOR + 0.68%, 2.76%, 7/19/2034 (b)	3,143,284	3,035,479
UBS Commercial Mortgage Trust Series 2017-C1, Class XA, IO, 1.77%, 6/15/2050 (b)	28,290,231	2,947,375
VSD LLC 3.60%, 12/25/2043	2,032,421	2,030,944
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, Class AJ, 5.41%, 12/15/2043 (b) (d)	1,579,061	1,590,153

16

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Waldorf Astoria Boca Raton Trust:
Series 2016-BOCA, Class B, 1 Month USD LIBOR + 2.05% 4.12%, 6/15/2029 (a) (b)	$ 1,536,000	$ 1,536,942
Series 2016-BOCA, Class C, 1 Month USD LIBOR + 2.50% 4.57%, 6/15/2029 (a) (b)	1,300,000	1,301,612
Washington Mutual Mortgage PassThrough Certificates WMALT Trust:
Series 2005-8, Class 2CB1, CMO, 5.50%, 10/25/2035	2,212,335	2,164,588
Series 2006-5, Class 3A2, CMO, 6.00%, 7/25/2036 (f)	3,248,643	1,404,224
Wells Fargo Commercial Mortgage Trust Series 2015-P2, Class A4, 3.81%, 12/15/2048	1,568,000	1,581,829
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR4, Class A1, CMO, 3.77%, 8/25/2037 (b)	5,957,578	5,840,930
TOTAL MORTGAGE-BACKED SECURITIES (Cost $140,033,336)		140,250,327
COMMERCIAL MORTGAGE BACKED SECURITIES — 5.2%
A10 Securitization LLC Series 2016-1, Class A1, 2.42%, 3/15/2035 (a)	287,119	286,711
BAMLL Commercial Mortgage Securities Trust Series 2015-200P, Class XA, IO, 0.50%, 4/14/2033 (a) (b)	30,000,000	716,196
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class C, 4.51%, 9/15/2048 (b)	945,000	950,812
BANK Series 2017-BNK4, Class XA, IO, 1.61%, 5/15/2050 (b)	30,534,898	2,756,736
BBCMS Trust Series 2015-STP, Class D, 4.43%, 9/10/2028 (a) (b)	1,750,000	1,738,079
BX Trust:
Series 2017-APPL, Class D, 1 Month USD LIBOR + 3.15% 4.12%, 7/15/2034 (a) (b)	1,215,478	1,219,519
Security Description	Principal Amount	Value
Series 2017-APPL, Class E, 1 Month USD LIBOR + 3.15% 5.22%, 7/15/2034 (a) (b)	$ 1,881,097	$ 1,889,338
Series 2017-IMC, Class D, 1 Month USD LIBOR + 2.25% 4.32%, 10/15/2032 (a) (b)	1,412,000	1,414,196
Series 2017-IMC, Class E, 1 Month USD LIBOR + 3.25% 5.32%, 10/15/2032 (a) (b)	2,277,000	2,282,686
Series 2017-SLCT, Class D, 1 Month USD LIBOR + 2.05% 4.12%, 7/15/2034 (a) (b)	1,291,000	1,293,021
Series 2017-SLCT, Class E, 1 Month USD LIBOR + 3.15% 5.22%, 7/15/2034 (a) (b)	2,124,000	2,133,975
Series 2018-GW, Class A, 2.70%, 5/15/2035 (a) (b)	3,140,000	3,141,175
Series 2018-GW, Class D, 3.67%, 5/15/2035 (a) (b)	275,000	274,828
CD Mortgage Trust Series 2017-CD4, Class XA, IO, 1.48%, 5/10/2050 (b)	16,938,895	1,419,884
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XA, IO, 1.22%, 1/10/2048 (b)	24,640,907	1,563,811
Series 2016-C4, Class XA, IO, 1.90%, 5/10/2058 (b)	19,534,084	1,971,782
Series 2017-C8, Class XA, IO, 1.83%, 6/15/2050 (b)	28,174,414	2,914,502
Citigroup Commercial Mortgage Trust:
Series 2015-GC27, Class D, 4.58%, 2/10/2048 (a) (b)	943,700	813,112
Series 2015-GC31, Class C, 4.20%, 6/10/2048 (b)	1,500,000	1,417,290
Series 2015-GC33, Class C, 4.72%, 9/10/2058 (b)	1,500,000	1,480,680
Series 2015-GC35, Class C, 4.65%, 11/10/2048 (b)	1,435,000	1,391,342
Series 2016-GC36, Class XA, IO, 1.48%, 2/10/2049 (b)	21,815,717	1,652,318
Series 2016-P4, Class A4, 2.90%, 7/10/2049	2,023,000	1,911,368
Series 2016-P6, Class A5, 3.72%, 12/10/2049 (b)	2,558,000	2,558,821
Cold Storage Trust:
Series 2017-ICE3, Class A, 1 Month USD LIBOR + 1.00% 3.07%, 4/15/2036 (a) (b)	1,965,000	1,972,349

17

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2017-ICE3, Class C, 1 Month USD LIBOR + 1.35% 3.42%, 4/15/2036 (a) (b)	$ 2,397,000	$ 2,404,486
COMM Mortgage Trust:
Series 2013-CR12, Class XA, IO, 1.43%, 10/10/2046 (b)	32,566,421	1,443,819
Series 2015-CR22, Class D, 4.26%, 3/10/2048 (a) (b)	1,500,000	1,246,985
Series 2015-CR22, Class XA, IO, 1.12%, 3/10/2048 (b)	10,653,359	459,207
Series 2015-CR23, Class D, 4.39%, 5/10/2048 (b)	900,000	735,882
Series 2015-CR26, Class B, 4.64%, 10/10/2048 (b)	1,600,000	1,640,673
Series 2015-CR26, Class XA, IO, 1.18%, 10/10/2048 (b)	22,434,380	1,236,316
Series 2015-DC1, Class D, 4.50%, 2/10/2048 (a) (b)	750,000	635,711
Series 2015-DC1, Class XA, IO, 1.28%, 2/10/2048 (b)	8,952,983	443,109
Series 2015-LC19, Class D, 2.87%, 2/10/2048 (a)	1,200,000	997,310
Series 2015-LC21, Class C, 4.45%, 7/10/2048 (b)	968,000	948,407
Series 2016-CR28, Class C, 4.80%, 2/10/2049 (b)	2,235,000	2,231,234
Series 2016-DC2, Class C, 4.80%, 2/10/2049 (b)	1,329,000	1,298,688
Series 2016-DC2, Class XA, IO, 1.21%, 2/10/2049 (b)	19,617,835	1,173,694
Series 2017-PANW, Class D, 4.34%, 10/10/2029 (a) (b)	1,388,000	1,345,637
Series 2017-PANW, Class E, 4.13%, 10/10/2029 (a) (b)	2,316,000	2,159,118
CSAIL Commercial Mortgage Trust:
Series 2015-C2, Class AS, 3.85%, 6/15/2057 (b)	900,000	899,215
Series 2015-C4, Class XA, IO, 1.07%, 11/15/2048 (b)	35,865,337	1,770,320
GE Commercial Mortgage Corp. Trust Series 2007-C1, Class AM, 5.61%, 12/10/2049 (b)	854,155	848,490
Great Wolf Trust:
Series 2017-WOLF, Class D, 1 Month USD LIBOR + 2.10% 4.32%, 9/15/2034 (a) (b)	1,798,000	1,802,490
Series 2017-WOLF, Class E, 1 Month USD LIBOR + 3.10% 5.32%, 9/15/2034 (a) (b)	2,787,000	2,797,459
Security Description	Principal Amount	Value
Series 2017-WOLF, Class F, 1 Month USD LIBOR + 4.07% 6.29%, 9/15/2034 (a) (b)	$ 1,484,000	$ 1,489,570
GS Mortgage Securities Corp. Series 2017-GS8, Class C, 4.48%, 11/10/2050 (b)	469,000	465,865
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA, IO, 1.69%, 2/10/2046 (b)	14,265,830	788,154
GS Mortgage Securities Trust:
Series 2014-GC20, Class XA, IO, 1.17%, 4/10/2047 (b)	40,709,796	1,762,734
Series 2014-GC24, Class XA, IO, 0.95%, 9/10/2047 (b)	31,684,697	1,126,955
Series 2015-GC32, Class XA, IO, 0.99%, 7/10/2048 (b)	25,971,863	1,103,822
Series 2015-GC34, Class XA, IO, 1.50%, 10/10/2048 (b)	17,169,073	1,214,085
Series 2015-GS1, Class XA, IO, 0.96%, 11/10/2048 (b)	26,748,057	1,282,222
Series 2016-GS3, Class XA, IO, 1.40%, 10/10/2049 (b)	32,649,862	2,524,073
JP Morgan Chase Commercial Mortgage Securities Corp.:
Series 2017-FL10, Class B, 1 Month USD LIBOR + 1.00% 3.07%, 6/15/2032 (a) (b)	815,000	814,959
Series 2017-FL10, Class C, 1 Month USD LIBOR + 1.25% 3.32%, 6/15/2032 (a) (b)	616,000	617,783
Series 2017-FL10, Class D, 1 Month USD LIBOR + 1.90% 3.97%, 6/15/2032 (a) (b)	1,994,000	1,987,052
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP9, Class AM, 5.37%, 5/15/2047 (d)	481,737	484,679
Series 2007-C1, Class AM, 6.11%, 2/15/2051 (b)	839,832	838,185
Series 2007-LD11, Class AM, 6.16%, 6/15/2049 (b) (d)	365,422	371,059
Series 2012-C8, Class B, 3.98%, 10/15/2045 (a) (b)	1,775,000	1,777,290
Series 2015-JP1, Class XA, IO, 1.29%, 1/15/2049 (b)	22,890,728	1,137,292

18

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2016-ASH, Class B, 1 Month USD LIBOR + 2.15% 4.22%, 10/15/2034 (a) (b)	$ 2,009,294	$ 2,009,274
Series 2016-ASH, Class C, 1 Month USD LIBOR + 2.75% 4.82%, 10/15/2034 (a) (b)	1,134,405	1,134,749
Series 2016-JP2, Class XA, IO, 2.00%, 8/15/2049 (b)	19,893,906	2,278,254
Series 2016-WIKI, Class E, 4.14%, 10/5/2031 (a) (b)	3,160,000	3,076,779
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C25, Class XA, IO, 1.10%, 11/15/2047 (b)	6,294,000	263,416
Series 2014-C26, Class C, 4.57%, 1/15/2048 (b)	1,500,000	1,473,476
Series 2015-C28, Class XA, IO, 1.29%, 10/15/2048 (b)	11,592,638	542,904
Series 2015-C30, Class XA, IO, 0.77%, 7/15/2048 (b)	29,688,492	869,460
Series 2015-C32, Class C, 4.82%, 11/15/2048 (b)	1,300,000	1,287,073
Series 2015-C33, Class C, 4.77%, 12/15/2048 (b)	1,739,000	1,746,412
Series 2016-C1, Class C, 4.90%, 3/15/2049 (b)	2,180,000	2,202,365
JPMDB Commercial Mortgage Securities Trust Series 2016-C2, Class XA, IO, 1.85%, 6/15/2049 (b)	21,859,762	1,834,782
LSTAR Commercial Mortgage Trust Series 2017-5, Class X, IO, 1.39%, 3/10/2050 (a) (b)	48,198,843	2,310,248
Merrill Lynch Mortgage Trust:
Series 2006-C1, Class AJ, 5.78%, 5/12/2039 (b) (d)	142,326	143,662
Series 2007-C1, Class AM, 5.99%, 6/12/2050 (b)	232,747	232,280
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C12, Class XA, IO, 0.99%, 10/15/2046 (b)	17,243,362	413,949
Series 2013-C7, Class XA, IO, 1.52%, 2/15/2046 (b)	14,927,629	766,940
Series 2015-C20, Class C, 4.61%, 2/15/2048 (b)	500,000	490,980
Series 2015-C25, Class C, 4.68%, 10/15/2048 (b)	1,700,000	1,711,040
Series 2015-C27, Class C, 4.68%, 12/15/2047 (b)	1,219,000	1,172,620
Series 2015-C27, Class D, 3.24%, 12/15/2047 (a) (b)	1,750,000	1,386,909
Security Description	Principal Amount	Value
Series 2016-C28, Class XA, IO, 1.43%, 1/15/2049 (b)	$ 23,999,183	$ 1,674,745
Series 2016-C30, Class XA, IO, 1.59%, 9/15/2049 (b)	28,462,767	2,517,631
Series 2016-C31, Class C, 4.46%, 11/15/2049 (b)	3,358,000	3,250,400
Series 2016-C32, Class A4, 3.72%, 12/15/2049	2,665,000	2,666,913
Morgan Stanley Capital I Trust Series 2015-UBS8, Class XA, IO, 1.08%, 12/15/2048 (b)	25,466,497	1,391,248
PFP, Ltd.:
Series 2017-3, Class A, 1 Month USD LIBOR + 1.05% 3.12%, 1/14/2035 (a) (b)	985,260	985,574
Series 2017-3, Class AS, 1 Month USD LIBOR + 1.30% 3.37%, 1/14/2035 (a) (b)	1,253,000	1,254,683
Series 2017-3, Class B, 1 Month USD LIBOR + 1.75% 3.82%, 1/14/2035 (a) (b)	720,000	720,915
Series 2017-3, Class C, 1 Month USD LIBOR + 2.50% 4.57%, 1/14/2035 (a) (b)	752,000	754,110
UBS Commercial Mortgage Trust Series 2017-C4, Class XA, IO, 1.26%, 10/15/2050 (b)	44,396,407	3,440,136
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C26, Class AM, 6.20%, 6/15/2045 (b)	240,006	242,380
Series 2007-C33, Class AM, 6.21%, 2/15/2051 (b) (d)	773,290	793,009
Waterfall Commercial Mortgage Trust Series 2015-SBC5, Class A, 4.10%, 9/14/2022 (a) (b)	7,537,979	7,350,034
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC16, Class D, 3.94%, 8/15/2050 (a)	920,000	754,689
Series 2015-C26, Class D, 3.59%, 2/15/2048 (a)	900,000	731,730
Series 2015-C26, Class XA, IO, 1.42%, 2/15/2048 (b)	8,847,611	549,580
Series 2015-C27, Class C, 3.89%, 2/15/2048	750,000	698,069
Series 2015-C28, Class C, 4.27%, 5/15/2048 (b)	1,500,000	1,430,686

19

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Security Description	Principal Amount	Value
Series 2015-LC20, Class XA, IO, 1.52%, 4/15/2050 (b)	$ 7,772,725	$ 481,565
Series 2015-NXS1, Class XA, IO, 1.30%, 5/15/2048 (b)	9,711,216	505,566
Series 2015-NXS2, Class XA, IO, 0.90%, 7/15/2058 (b)	29,288,481	1,030,427
Series 2015-NXS3, Class C, 4.64%, 9/15/2057 (b)	1,600,000	1,545,077
Series 2015-P2, Class XA, IO, 1.15%, 12/15/2048 (b)	21,900,815	1,148,809
Series 2016-C32, Class C, 4.88%, 1/15/2059 (b)	1,581,000	1,550,791
Series 2016-C33, Class XA, IO, 1.96%, 3/15/2059 (b)	15,247,702	1,447,220
Series 2016-LC24, Class XA, IO, 1.87%, 10/15/2049 (b)	16,405,064	1,671,740
Series 2017-C38, Class XA, IO, 1.23%, 7/15/2050 (b)	38,979,296	2,792,071
Series 2017-RC1, Class XA, IO, 1.72%, 1/15/2060 (b)	25,452,390	2,411,286
WFRBS Commercial Mortgage Trust:
Series 2014-C19, Class XA, IO, 1.27%, 3/15/2047 (b)	9,972,272	436,098
Series 2014-C21, Class XA, IO, 1.23%, 8/15/2047 (b)	18,702,177	878,398
TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $182,270,150)		163,921,712
TOTAL INVESTMENTS — 99.5% (Cost $3,273,818,299)		3,165,752,643
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.5%		16,486,154
NET ASSETS — 100.0%		$ 3,182,238,797

(a)	Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended. These securities, which represent 8.5% of net assets as of June 30, 2018, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable Rate Security - Interest rate shown is the rate in effect at June 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(c)	Amount is less than 0.05% of net assets.
(d)	Fair valued as determined in good faith by the Trust’s Oversight Committee in accordance with policy and procedures approved by the Board of Trustees. As of June 30, 2018, total aggregate fair value of securities is $10,725,218 representing 0.3% of net assets.
(e)	When-issued security.
(f)	Step-up bond - Coupon rate increases in increments to maturity. Rate shown as of June 30, 2018. Maturity date shown is the final maturity.
(g)	The rate shown represents the rate at June 30, 2018.

CMO	=Collateralized Mortgage Obligation
CMT	=Constant Maturity Treasury
EMTN	=Euro Medium Term Note
GMTN	=Global Medium Term Note
IO	=Interest Only
LIBOR	=London Interbank Offered Rate
MTN	=Medium Term Note
REMIC	=Real Estate Mortgage Investment Conduit

At June 30, 2018, the Fund had unfunded loan commitments of $3,496,041, which could be extended at the option of the borrowers, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/(Depreciation) ($)
Sinclair Television Group, Inc.	3,012,945	3,014,353	1,408
Mavis Tire Express Services Corp.	483,096	480,076	(3,020)
			$(1,612)
20

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
ASSETS:
INVESTMENTS:
Corporate Bonds & Notes
Argentina	$—	$ 7,543,845	$—	$ 7,543,845
Australia	—	7,222,966	—	7,222,966
Belgium	—	3,257,970	—	3,257,970
Brazil	—	12,980,063	—	12,980,063
Canada	—	10,015,902	—	10,015,902
Cayman Islands	—	4,303,215	—	4,303,215
Chile	—	24,981,478	—	24,981,478
China	—	10,292,027	—	10,292,027
Colombia	—	1,968,301	—	1,968,301
Costa Rica	—	3,032,383	—	3,032,383
Dominican Republic	—	6,235,750	—	6,235,750
Hong Kong	—	2,916,351	—	2,916,351
India	—	34,847,079	—	34,847,079
Ireland	—	847,600	—	847,600
Israel	—	6,615,989	—	6,615,989
Jamaica	—	2,916,500	—	2,916,500
Japan	—	3,720,528	—	3,720,528
Luxembourg	—	3,118,856	—	3,118,856
Malaysia	—	23,310,346	—	23,310,346
Mexico	—	11,704,957	—	11,704,957
Netherlands	—	426,550	—	426,550
Panama	—	7,051,100	—	7,051,100
Peru	—	8,018,688	—	8,018,688
Philippines	—	7,011,945	—	7,011,945
Singapore	—	18,543,073	—	18,543,073
United Kingdom	—	9,274,719	—	9,274,719
United States	—	206,734,819	—	206,734,819
Asset-Backed Securities	—	79,573,274	—	79,573,274
Foreign Government Obligations
Argentina	—	7,770,750	—	7,770,750
Brazil	—	6,015,250	—	6,015,250
Chile	—	9,803,630	—	9,803,630
Costa Rica	—	3,159,188	—	3,159,188
India	—	1,633,107	—	1,633,107
Indonesia	—	6,778,561	—	6,778,561
Israel	—	8,682,626	—	8,682,626
Malaysia	—	3,467,501	—	3,467,501
Mexico	—	2,639,775	—	2,639,775
Panama	—	5,658,072	—	5,658,072
Peru	—	771,208	—	771,208
Philippines	—	8,057,526	—	8,057,526
United States	—	27,940	—	27,940
Senior Floating Rate Loans
Aerospace & Defense	—	798,240	—	798,240
Auto Components	—	9,196,998	—	9,196,998
Building Products	—	2,512,648	—	2,512,648
Capital Markets	—	3,009,260	—	3,009,260
Casino Services	—	790,000	—	790,000
Chemicals	—	5,441,959	—	5,441,959
Commercial Services & Supplies	—	13,453,004	—	13,453,004
Communications Equipment	—	6,504,272	—	6,504,272
21

SPDR DOUBLELINE TOTAL RETURN TACTICAL ETF SCHEDULE OF INVESTMENTS  (continued)
June 30, 2018

Description	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Construction & Engineering	$—	$ 4,255,152	$—	$ 4,255,152
Construction Materials	—	2,860,565	—	2,860,565
Containers & Packaging	—	4,249,871	—	4,249,871
Distributors	—	136,325	—	136,325
Diversified Financial Services	—	1,355,007	—	1,355,007
Diversified Telecommunication Services	—	5,021,472	—	5,021,472
Electrical Equipment	—	2,124,819	—	2,124,819
Energy Equipment & Services	—	2,328,905	—	2,328,905
Financial Services	—	2,845,804	—	2,845,804
Food & Staples Retailing	—	3,639,277	—	3,639,277
Food Products	—	786,320	—	786,320
Food-Misc/Diversified	—	694,488	—	694,488
Health Care Providers & Services	—	16,767,514	—	16,767,514
Health Care Technology	—	4,034,957	—	4,034,957
Hotels, Restaurants & Leisure	—	17,305,029	—	17,305,029
Household Products	—	866,981	—	866,981
Insurance	—	10,532,373	—	10,532,373
Internet Software & Services	—	7,787,200	—	7,787,200
IT Services	—	9,344,669	—	9,344,669
Life Sciences Tools & Services	—	5,831,932	—	5,831,932
Machinery	—	5,184,067	—	5,184,067
Media	—	11,153,672	—	11,153,672
Metal-Diversified	—	1,637,305	—	1,637,305
Metals & Mining	—	4,299,856	—	4,299,856
Oil Refining&Marketing	—	802,438	—	802,438
Oil, Gas & Consumable Fuels	—	3,000,890	—	3,000,890
Pharmaceuticals	—	4,007,061	—	4,007,061
Real Estate Investment Trusts (REITs)	—	397,255	—	397,255
Real Estate Management & Development	—	2,377,598	—	2,377,598
Retail-Restaurants	—	3,356,833	—	3,356,833
Software	—	41,663,353	—	41,663,353
Specialty Retail	—	2,471,337	—	2,471,337
U.S. Government Agency Obligations	—	1,543,505,555	—	1,543,505,555
U.S. Treasury Obligations	—	510,316,935	—	510,316,935
Mortgage-Backed Securities	—	140,250,327	—	140,250,327
Commercial Mortgage Backed Securities	—	163,921,712	—	163,921,712
TOTAL INVESTMENTS	$—	$3,165,752,643	$—	$3,165,752,643
OTHER FINANCIAL INSTRUMENTS:
Unfunded Loan Commitments(a)	—	(1,612)	—	(1,612)
TOTAL INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS	$—	$3,165,751,031	$—	$3,165,751,031

(a)	appreciation (depreciation) on unfunded loan commitments.

	Number of Shares Held at 6/30/17*	Value at 6/30/17*	Cost of Purchases**	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 6/30/18	Value at 6/30/18	Dividend Income	Capital Gains Distributions
State Street Institutional U.S. Government Money Market Fund, Class G Shares	—	$—	$172,560,754	$172,560,754	$—	$—	—	$—	$30,142	$—

*	Refer to Note 1 on the Notes to Financial Statements regarding the discontinuance of the master-feeder structure.
**	Includes transfers from Portfolio - See Note 1 in the Notes to Financial Statements.
22	ARTOTL

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Ellen M. Needham, the registrant’s President and Principal Executive Officer, and Bruce S. Rosenberg, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Ms. Needham and Mr. Rosenberg determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in its periodic reports is recorded, processed, summarized and reported within the time periods required by the U.S. Securities and Exchange Commission.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, for each principal executive officer and principal financial officer of the registrant are attached.

(a)(3) Not applicable to the registrant.

(a)(4) Not applicable.

(b)

A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934, as amended, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the principal executive officer and principal financial officer of the registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSGA Active Trust

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	September 6, 2018

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer and Principal Financial Officer

Date:	September 6, 2018